                                                           File No. 2-67464
                                                           File No. 811-3015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /


         Post-Effective Amendment No. 43                           / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
         Amendment No. 27


                                 ---------------
                            OHIO NATIONAL FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                              Montgomery, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                            Ohio National Fund, Inc.
                                One Financial Way
                             Montgomery, Ohio 45242
                     (Name and Address of Agent for Service)

                                   Notice to:
                           W. Randolph Thompson, Esq.
                                   Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 410-East
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C. 20007
                                 ---------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this amendment as is practicable.

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b)
        ___


         X      on May 1, 2002, pursuant to paragraph (b)
        ___


                60 days after filing pursuant to paragraph (a)(1)
        ___

                on (date) pursuant to paragraph (a)(1)
        ___


                75 days after filing pursuant to paragraph (a)(2)
        ___


                on (date) pursuant to paragraph (a)(3) of Rule 485.
        ___

If appropriate, check the following box:


        _X_ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone 1-800-366-6654

Ohio National Fund, Inc. is a mutual fund with 20 separate investment portfolios. The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and National Security Life and Annuity Company ("NSLAC"). The separate accounts use Fund shares as the underlying investments for variable annuities issued by ONLI and NSLAC and variable life insurance contracts issued by ONLAC and NSLAC. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

The Fund's portfolios are:


                                         SEE
                                         PAGE
                                         ----
EQUITY PORTFOLIO                           4
MONEY MARKET PORTFOLIO                     5
BOND PORTFOLIO                             6
OMNI PORTFOLIO                             7
INTERNATIONAL PORTFOLIO                    8
INTERNATIONAL SMALL COMPANY PORTFOLIO     10
CAPITAL APPRECIATION PORTFOLIO            11
DISCOVERY (FORMERLY CALLED SMALL CAP)
  PORTFOLIO                               12
AGGRESSIVE GROWTH PORTFOLIO               13
CORE GROWTH PORTFOLIO                     14



                                         SEE
                                         PAGE
                                         ----
GROWTH & INCOME PORTFOLIO                 15
CAPITAL GROWTH PORTFOLIO                  16
S&P 500 INDEX PORTFOLIO                   17
HIGH INCOME BOND PORTFOLIO                19
EQUITY INCOME PORTFOLIO                   20
BLUE CHIP PORTFOLIO                       21
SOCIAL AWARENESS PORTFOLIO                22
NASDAQ-100 INDEX PORTFOLIO                24
BRISTOL PORTFOLIO                         25
BRYTON GROWTH PORTFOLIO                   25


--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND YOU NEED TO KNOW BEFORE YOU PURCHASE AN OHIO NATIONAL OR NSLAC VARIABLE CONTRACT. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                  MAY 1, 2002

                               TABLE OF CONTENTS


                                           PAGE
                                           ----
Investment Policies and Primary
  Risks................................       2
  Risks................................       2
Risks of Certain Investments...........      26
  Small Capitalization Companies.......      26
  Foreign Investments..................      26
  Convertible Securities...............      27
  Hedging Techniques...................      28
  Options..............................      28
  Futures, Options on Futures and
     Options on Indexes................      29
  Foreign Currency Hedging
     Transactions......................      30
  Lower-Rated Debt Securities..........      30
  S&P Lower Bond Ratings...............      31
  Special Situations...................      32
  Short Sales..........................      32
  Real Estate Securities...............      33



                                           PAGE
                                           ----
Other Investment Risks.................      34
  Repurchase Agreements................      34
  Warrants.............................      34
  Restricted and Illiquid Securities...      34
  Zero-Coupon and Pay-in-kind Debt
     Securities........................      35
  Reverse Repurchase Agreements........      35
  Leveraging (Borrowing for Investment
     Purposes).........................      35
  Securities Lending...................      36
  Mixed and Shared Funding.............      36
Fund Management........................      37
  Investment Advisory Fees.............      37
  Management of Portfolios.............      38
  Subadvisory Fees.....................      42
  Selection of Subadvisers.............      43
Purchase and Redemption of Fund
  Shares...............................      43
Dividends, Distributions and Taxes.....      43
Financial Highlights of Ohio National
  Fund, Inc............................      44
Additional Information.................      54


                     INVESTMENT POLICIES AND PRIMARY RISKS

Each portfolio has its own investment objective which it seeks through its separate investment policies. The differences in objectives and policies among the portfolios affect the risks and returns of each portfolio. We can never be sure that any portfolio will meet its investment objectives.


The investment objectives of each portfolio discussed below and in the Statement of Additional Information may only be changed if approved by a majority vote of that portfolio's shareholders. Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. Those portfolios that invest "primarily" in a particular kind of securities will, under normal market conditions, invest at least 80% of their assets in that kind of securities.



The relatively high portfolio turnover rates for the International, International Small Company, Discovery, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Bristol and Bryton Growth portfolios result in correspondingly higher brokerage costs for these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market portfolio may invest. It also defines the debt ratings of nationally recognized statistical rating organizations. It also gives information about portfolio turnover rates for each portfolio.


RISKS

YOU COULD LOSE MONEY, OR HAVE LESS RETURN THAN THE MARKET IN GENERAL, IN ANY OF THE PORTFOLIOS. ALL OF THE PORTFOLIOS ARE SUBJECT TO THESE RISKS:

Market risk refers to how much a security's price is likely to change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.

Financial risk refers to the ability of an issuer of a debt security, such as a bond, to pay principal and/or interest on that security when due. It also refers to the earnings stability and overall financial soundness of an issuer of an equity security.

Sector risk is the possibility that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities. These include the following, which are further described later in the prospectus:

Small capitalization companies generally include those companies having market capitalizations less than those of the 1,000 largest publicly traded U.S. companies. Their stock prices tend to be more volatile than those of larger, better established companies and smaller companies are sometimes more subject to failure. See page 25.

Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. See page 26.

Convertible securities can be exchanged for or converted into a company's common stock. In addition to being subject to the risks of investing in stock, the value of these securities can be adversely affected by fixed income market forces such as rising interest rates. See page 27.

Hedging techniques use options, futures contracts and other derivative investments to attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance might also be diminished by the added cost of the derivative investments. See "Hedging Techniques," "Options," "Futures, Options on Futures and Options on Indexes," and "Foreign Currency Hedging Transactions" beginning on page 27.

Lower rated debt securities, sometimes called "junk bonds," are bonds rated below "investment grade." These securities have investment characteristics similar to common stock in that their values are sensitive to changes in the issuer's financial condition. Lower rated bond issuers are sometimes unable to pay interest and principal on time. See page 30.

Special situations arise when a portfolio manager believes that a development in a company or its market might have a significant favorable influence on the company's securities prices. If the development does not meet those expectations, the price of the company's securities could lag the overall market and reduce portfolio performance. See page 31.

Short sales occur when a portfolio sells a security it does not then own. While this can profit the portfolio if the price of the security declines before the delivery date, any increase in the security's price will likely result in a loss to the portfolio. See page 31.

Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates. See page 32.

Other investment risks that might be encountered by a portfolio are described beginning on page 33.

EQUITY PORTFOLIO

The objective of the Equity portfolio is long-term growth of capital. This portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. This portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

This portfolio is managed by Legg Mason Fund Adviser, Inc. ("Legg Mason") under a subadvisory agreement with the Adviser.

Legg Mason seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.

Primary risks: This portfolio's primary risks are the market, financial and sector risks described above.

The following bar chart and table indicate the risks of investing in the Equity portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the Adviser managed this portfolio until August 1999.
[GRAPH]

92                                     7.54%
93                                    14.09
94                                     0.25
95                                     27.2
96                                    18.35
97                                    18.17
98                                     5.72
99                                    19.87
00                                    -6.64
01                                    -8.43

During the period shown in the bar chart, the portfolio's highest return for a quarter was 19.07%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -19.67%. That was the quarter ending on September 30, 2001.


   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE      TEN
     AS OF DECEMBER 31, 2001         YEAR     YEARS    YEARS
   ----------------------------     ------    -----    -----
Equity Portfolio                     -8.43%    5.06%    9.01%
S&P 500 Index                       -11.88%   10.70%   12.93%

MONEY MARKET PORTFOLIO

The objective of the Money Market portfolio is maximum current income consistent with preservation of principal and liquidity. This portfolio invests in high quality money market instruments, including:

- obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

- commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

- commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation below;

- repurchase agreements with respect to any of these obligations;

- as to no more than 5% of the portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of portfolio assets, if greater) may be invested in such securities of any one issuer; and

- up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. Generally, this portfolio holds its money market securities until maturity. They are then redeemed. The portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the portfolio's average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer's credit-worthiness.

Primary risks: The portfolio's rate of return varies as short-term interest rates vary. The rate of return will also be affected by other factors such as the portfolio's operating expenses and any sales of portfolio securities before they mature. Generally, investment in this portfolio involves less market and financial risk than an investment in any other portfolio of the Fund. However, it is possible to lose money in this portfolio.

An investment in the Money Market portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following bar chart and table indicate the risks of investing in the Money Market portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[GRAPH]

92                                   3.17%
93                                   2.74
94                                      4
95                                   5.62
96                                   5.17
97                                   5.37
98                                   5.39
99                                   5.02
00                                   6.34
01                                   3.78

During the period shown in the bar chart, the portfolio's highest return for a quarter was 1.64%. That was the quarter ending on September 30, 2000. The lowest return for a quarter was 0.48%. That was the quarter ending on December 31, 2001. The Money Market Portfolio's seven day yield ending December 31, 2001 was 1.46%.


        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 2001             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Money Market Portfolio                        3.78%   5.18%    4.65%


BOND PORTFOLIO

The objective of the Bond portfolio is a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased.

At least 80% of the portfolio's assets (other than cash and U.S. government securities) will be invested in:

- publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned within the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and

- corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the portfolio's assets may be invested in:

- securities having high potential for capital appreciation;

- preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

- debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities.

This portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions.

Primary risks: The market values of debt instruments vary depending upon their respective yields. Therefore, the portfolio's net asset value per share changes from time to time as the general level of interest rates changes. Consequently, an investment in this portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios that invest primarily in common stocks.

The following bar chart and table indicate the risks of investing in the Bond portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

92                                    7.54%
93                                   10.69
94                                   -3.84
95                                    18.9
96                                    3.71
97                                    9.28
98                                    5.22
99                                    0.58
00                                    5.86
01                                    8.41

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.68%. That was the quarter ending on June 30, 1995. The lowest return for a quarter was -3.46%. That was the quarter ending on March 31, 1994.


       AVERAGE ANNUAL TOTAL RETURNS           ONE     FIVE      TEN
          AS OF DECEMBER 31, 2001            YEAR     YEARS    YEARS
       ----------------------------          -----    -----    -----
Bond Portfolio                                8.41%   5.83%    6.48%
Lehman Brothers Intermediate                  8.28%   6.95%    6.42%
  Government/Corporate Bond Index
Merrill Lynch Corporate Bond Index, 1-10
  Years                                      10.44%   7.31%    7.54%



We are now using the Merrill Lynch Corporate Bond Index, 1-10 Years, as this portfolio's benchmark because we believe the portfolio's investments more closely resemble the securities represented in that index than those in the former benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.


OMNI PORTFOLIO

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the portfolio may not be invested in all three of the market sectors.

The portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. Within the stock sector, the Adviser seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Primary risks: Investment in this portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds.

The following bar chart and table indicate the risks of investing in the Omni portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

92                                     8.6%
93                                   12.85
94                                   -0.53
95                                   22.75
96                                   15.54
97                                   18.15
98                                    4.53
99                                   11.36
00                                  -14.85
01                                  -13.07

During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.78%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -16.16%. That was the quarter ending on September 30, 1998.


      AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      TEN
        AS OF DECEMBER 31, 2001            YEAR     YEARS    YEARS
      ----------------------------        ------    -----    -----
Omni Portfolio                            -13.07%    0.36%    5.82%
60% Russell 3000/40% Lehman Brothers
  Intermediate Government/Corporate Bond
  Index                                     8.28%   10.55%   11.02%
70% S&P 500 Index/30% Merrill Lynch
  Corporate Bond Index                     -5.45%    9.92%   11.45%



We are now using a blend of 70% S&P 500 Index and 30% Merrill Lynch Corporate Bond Index as this portfolio's benchmark because we believe the portfolio's investments more closely resemble the securities represented in that index blend than those in the former benchmark, a blend of 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index.


INTERNATIONAL PORTFOLIO


The objective of the International portfolio is total return on assets by investing primarily in equity securities of foreign companies. A substantial part of the portfolio's assets are stocks of established companies in economically developed countries. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in depository receipts. It may invest in investment grade fixed-income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. It may maintain reserves in foreign or U.S.

money market instruments. This portfolio is managed by Federated Global Investment Management Corp. ("Federated Global") under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

This portfolio enables you to diversify your investment by participating in developed foreign economies and markets. If you also invest in domestic portfolios, the International portfolio may reduce the overall volatility of your investments because foreign countries often have business cycles, economic policies and securities markets that do not move in harmony with those in the United States.

Primary risks: In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments described following these brief summaries of each portfolio's investment policies. Those risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

The following bar chart and table indicate the risks of investing in the International portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998. [GRAPH]

94                                    8.07%
95                                    12.1
96                                   14.48
97                                    2.11
98                                    3.88
99                                    67.4
00                                   -22.2
01                                  -29.57

During the period shown in the bar chart, the portfolio's highest return for a quarter was 57.21%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -19.98%. That was the quarter ending on September 30, 2001.

     AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE
        AS OF DECEMBER 31, 2001           YEAR     YEARS    5/3/93
     ----------------------------        ------    -----    -------
International Portfolio                  -29.57%   -0.54%     6.22%
Morgan Stanley Capital International
  Europe, Australia, Far East Index      -21.44%    0.89%     4.27%

INTERNATIONAL SMALL COMPANY PORTFOLIO


The objective of the International Small Company portfolio is long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less. Any income received from investments is incidental. The portfolio invests in companies located throughout the world, in both developed economies and emerging markets. Investments will also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common or preferred stock. This portfolio is managed by Federated Global under a subadvisory agreement with the Adviser.


Investments in foreign small companies enable you to further diversify the investments you have in foreign markets. Price changes of small companies do not always follow those of larger companies.

Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. Foreign investment risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments and Small Capitalization Companies described following these brief summaries of each portfolio's investment policies.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

The following bar chart and table indicate the risks of investing in the International Small Company portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998. In 1999, the portfolio's investment policies were substantially changed and its name was changed from the "Global Contrarian" portfolio.

[GRAPH]

96                                   12.09%
97                                   11.67
98                                    3.53
99                                  108.51
00                                  -30.27
01                                  -29.28

During the period shown in the bar chart, the portfolio's highest return for a quarter was 46.35%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -21.95%. That was the quarter ending on September 30, 2001.


   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE      SINCE
     AS OF DECEMBER 31, 2001         YEAR     YEARS    3/31/95
   ----------------------------     ------    -----    -------
International Small Company
  Portfolio                         -29.28%    3.52%     5.67%
Morgan Stanley Capital
  International Europe, Australia,
  Far East Index                    -21.44%    0.89%     2.87%
Morgan Stanley Capital
  International World ex-U.S.
  Small Company Index               -12.35%    5.10%      N/A



We are now using the Morgan Stanley Capital International World ex-U.S. Small Company Index as this portfolio's benchmark because we believe the portfolio's investments more closely resemble the securities represented in that index than those in the former benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index.


CAPITAL APPRECIATION PORTFOLIO


The objective of the Capital Appreciation portfolio is to seek long-term growth of capital. This portfolio is managed by Jennison Associates LLC ("Jennison") under a subadvisory agreement with the Adviser.


This portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The portfolio's focus is on mid-sized and large companies with two distinct characteristics:

        (1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of -

           - corporate restructuring

           - new product development

           - industry cycle turns

           - management's increased focus on shareholder value and/or

        (2) Companies currently delivering good growth characteristics but which are, in Jennison's view, under-priced by the market because of --

           - short-term earnings disappointments relative to the market's expectations and/or

           - market uncertainty that the company can sustain its current earnings growth.

Primary risks: In addition to market risk, described above, a particular risk of this portfolio's approach is that some stocks that Jennison perceives to be under-valued by the market may not sufficiently appreciate in price during the time those stocks are held by the portfolio.

The following bar chart and table indicate the risks of investing in the Capital Appreciation portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was T. Rowe Price Associates, Inc. until the end of 1999.
[GRAPH]

95                                    20.9%
96                                   15.75
97                                   15.19
98                                    5.91
99                                    6.46
00                                    31.5
01                                    9.69

During the period shown in the bar chart, the portfolio's highest return for a quarter was 13.39%. That was the quarter ending on September 30, 2000. The lowest return for a quarter was -13.86%. That was the quarter ending on September 30, 2001.


    AVERAGE ANNUAL TOTAL RETURNS       ONE     FIVE    SINCE
      AS OF DECEMBER 31, 2001          YEAR    YEARS   5/1/94
    ----------------------------      ------   -----   ------
Capital Appreciation Portfolio          9.69%  13.38%  14.27%
S&P 500 Index                         -11.88%  10.70%  15.01%


DISCOVERY PORTFOLIO

Until May 1, 2002, the name of this portfolio was Small Cap portfolio. The objective of the Discovery portfolio is maximum capital growth. The portfolio invests primarily in the common stocks of small and medium sized companies. Under normal market conditions, at least 65% of the portfolio's assets are invested in common stocks of small-capitalization companies. However it may also invest in larger companies if they appear to present better prospects for capital growth. This portfolio may invest up to 30% of its assets in foreign securities. This portfolio is managed by Founders Asset Management LLC ("Founders") under a subadvisory agreement with the Adviser.

Investments in both this portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.

Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of large companies. This is especially true in the short term. These special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the Discovery portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

95                                   31.15%
96                                   17.71
97                                    8.47
98                                   10.57
99                                  106.46
00                                  -11.22
01                                  -18.36

During the period shown in the bar chart, the portfolio's highest return for a quarter was 44.53%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -27.98%. That was the quarter ending on September 30, 1998.


   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE     SINCE
     AS OF DECEMBER 31, 2001         YEAR     YEARS    5/1/94
   ----------------------------     ------    -----    ------
Discovery Portfolio                 -18.36%   12.41%   17.35%
Russell 2000 Index                    2.44%    7.52%   10.54%
Russell 2000 Growth Index            -9.23%    2.87%    7.21%



We are now using the Russell 2000 Growth Index as this portfolio's benchmark because we believe the portfolio's investments more closely resemble the securities represented in that index than those in the former benchmark, the Russell 2000 Index.


AGGRESSIVE GROWTH PORTFOLIO


The objective of the Aggressive Growth portfolio is long-term capital growth. The portfolio invests in a variety of securities that the subadviser believes have attractive growth opportunities. The portfolio normally emphasizes equity securities selected for their growth potential. However, it may invest in any type of security that the subadviser believes has the potential for capital appreciation. The portfolio may invest most or all of its assets in common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and warrants. At times, the portfolio may have a substantial exposure to foreign securities. The portfolio may also invest up to 35% of its assets in non-investment grade bonds (known as junk bonds). The portfolio may also invest in options, futures, forwards or other types of derivatives for hedging purposes or to seek to enhance total return, or in special situations. This portfolio is managed by Janus Capital Management LLC ("Janus") under a subadvisory agreement with the Adviser.


Janus generally uses a "bottom up" approach in selecting investments for the portfolio. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of business activities or other similar selection criteria. Janus does not try to allocate foreign investments among particular countries or geographic regions. Realization of income is not a significant consideration in choosing the portfolio's investments.

Primary risks: The portfolio's main risk is that the value of its investments might decrease in response to the activities of individual companies or in response to general market and/or economic conditions. The special risks of investing in Small Capitalization Companies, Foreign Investments, Options, Futures and Options on Futures, Lower-Rated Debt Securities, and Special Situations are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the Aggressive Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS STRONG CAPITAL MANAGEMENT, INC. UNTIL THE END OF 1999.
[GRAPH]

96                                    0.76%
97                                   12.53
98                                    7.84
99                                    5.76
00                                  -27.31
01                                  -31.82

During the period shown in the bar chart, the portfolio's highest return for a quarter was 26.19%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -26.31%. That was the quarter ending on March 31, 2001.

  AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE      SINCE
     AS OF DECEMBER 31, 2001        YEAR     YEARS    3/31/95
  ----------------------------     ------    -----    -------
Aggressive Growth Portfolio        -31.82%   -8.66%    -3.02%
S&P 500 Index                      -11.88%   10.70%    14.95%

CORE GROWTH PORTFOLIO

The objective of the Core Growth portfolio is long-term capital appreciation. The portfolio invests primarily in stocks of large, medium and small companies that the subadviser believes have strong business momentum, earnings growth and long-term capital appreciation. This portfolio is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") under a subadvisory agreement with the Adviser.

In managing this portfolio, Pilgrim Baxter uses both quantitative and fundamental processes. They focus on business momentum, as demonstrated by such things as earnings or revenues and sales growth. Pilgrim Baxter begins by making a list of rapidly growing companies having desired quality characteristics. Pilgrim Baxter derives this list of companies by using its proprietary software and research models. These models incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth). Then, using fundamental research, Pilgrim Baxter evaluates each company's business momentum, earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, Pilgrim Baxter tries to find investments with strong growth characteristics.

Primary risks: This portfolio's investments in small and medium capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. If you consider investing in this portfolio, you need to maintain a long-term investment perspective because the companies in which this portfolio invests will experience stock price volatility.

The following bar chart and table indicate the risks of investing in the Core Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

97                                   -3.08%
98                                    8.82
99                                  104.95
00                                  -16.87
01                                   -39.5

During the period shown in the bar chart, the portfolio's highest return for a quarter was 56.29%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -39.50%. That was the quarter ending on March 31, 2001.

     AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
        AS OF DECEMBER 31, 2001           YEAR      1/3/97
     ----------------------------        -------    ------
Core Growth Portfolio                    -39.50%     1.68%
Russell 3000 Index                       -11.46%    10.13%

GROWTH & INCOME PORTFOLIO

The objective of the Growth & Income portfolio is long-term total return. The portfolio invests primarily in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both. This portfolio is managed by RS Investment Management Co. LLC ("RSIM") under a subadvisory agreement with the Adviser.

The portfolio normally invests the majority of its assets in common stocks, convertible securities, bonds, and notes. Although the portfolio focuses on companies with market capitalizations of up to $5 billion, it may invest in larger companies. The portfolio may engage in short sales of securities expected to decline in price.

Primary risks: Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. To a large extent the same risk factors apply to investments in mid-cap companies.

The following bar chart and table indicate the risks of investing in the Growth & Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

97                                   36.58%
98                                    7.09
99                                   62.25
00                                   -8.29
01                                  -12.84

During the period shown in the bar chart, the portfolio's highest return for a quarter was 40.44%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -26.86%. That was the quarter ending on September 30, 2001.


      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 2001            YEAR     1/3/97
      ----------------------------         ------    ------
Growth & Income Portfolio                  -12.84%   13.64%
Russell Mid Cap Growth Index               -20.16%    9.02%


CAPITAL GROWTH PORTFOLIO


The objective of the Capital Growth portfolio is capital appreciation. It is managed by RSIM under a subadvisory agreement with the Adviser. It invests primarily in an actively managed portfolio of equity securities (principally common stocks) of small cap and mid cap growth companies. These are companies that, in RSIM's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, RSIM may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity and/or the financial condition of the company.


Primary risks: Investments in small and mid-size companies may present greater risks than investments in large companies. The stock prices of small and mid-size companies tend to be more volatile and the companies are more subject to failure. Up to 30% of this portfolio's assets may be invested in foreign securities. The special risks of Foreign Investments and Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the Capital Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

99                                   202.38%
00                                   -26.01
01                                   -14.46

During the period shown in the bar chart, the portfolio's highest return for a quarter was 62.90%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -30.46%. That was the quarter ending on September 30, 2001.


          AVERAGE ANNUAL TOTAL RETURNS             ONE      SINCE
            AS OF DECEMBER 31, 2001                YEAR     5/1/98
          ----------------------------            ------    ------
Capital Growth Portfolio                          -14.46%   20.81%
Russell 2000 Growth Index                          -9.23%   -9.40%


S&P 500 INDEX PORTFOLIO

The objective of the S&P 500 Index portfolio is total return approximating that of the Standard & Poor's 500 Index ("S&P 500"(R)) including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It seeks this objective by investing primarily in:


- common stocks and other securities that may or may not be included among the 500 stocks in the S&P 500, and/or


- S&P 500 stock index futures contracts hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments.

This strategy is intended to replicate the performance of the S&P 500. However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500. There can be no assurance that the portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract. The futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500 could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining its investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these investments tends to offset the costs of the futures contracts.

Primary risks: The risks involved with Hedging Techniques are described following these brief summaries of each portfolio's investment policies. This portfolio is subject to significant sector risk.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the S&P 500 Index portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio. The Statement of Additional Information contains more information about the S&P 500 Index.

The following bar chart and table indicate the risks of investing in the S&P 500 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

97                                   31.75%
98                                      30
99                                   25.63
00                                   -9.65
01                                  -13.34

During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.27%. That was the quarter ending on December 31, 1998 The lowest return for a quarter was -14.90%. That was the quarter ending on September 30, 2001.


      AVERAGE ANNUAL TOTAL RETURNS          ONE       SINCE
         AS OF DECEMBER 31, 2001            YEAR     1/3/97
      ----------------------------         ------    -------
S&P 500 Index Portfolio                    -13.34%    11.01%
S&P 500 Index                              -11.88%    10.70%

HIGH INCOME BOND PORTFOLIO


The objective of the High Income Bond portfolio is high current income. The portfolio invests primarily in lower rated (BBB or lower) corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Normally, the portfolio will not invest more than 10% of its assets in equity securities. Lower rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. You should carefully assess the risks associated with this portfolio before investing.


This portfolio is managed by Federated Investment Counseling ("Federated Investment") under a subadvisory agreement with the Adviser.

Low-rated debt securities have higher yields because of their greater uncertainty of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds offering superior potential returns for the financial risk assumed. Federated Investment's analysis focuses on the issuer's financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the portfolio invests include preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the portfolio may invest. These lower rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing highly rated bonds.

The portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The portfolio may also invest in real estate investment trusts.

Primary risks: The special risks of investing in Lower Rated Debt Securities, Convertible Securities and Real Estate Securities are described following these brief summaries of each portfolio's investment policies. There is a relatively higher risk that an issuer of low rated bonds will default by failing to pay interest or principal when due. If that happens, the portfolio loses money. Low-grade bonds are usually uncollateralized and they are subordinate to the issuer's other outstanding debt.

The following bar chart and table indicate the risks of investing in the High Income Bond portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[GRAPH]

99                                   1.95%
00                                   -7.1
01                                   4.27

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.50%. That was the quarter ending on December 31, 2001. The lowest return for a quarter was -4.96%. That was the quarter ending on December 31, 2000.

          AVERAGE ANNUAL TOTAL RETURNS              ONE     SINCE
             AS OF DECEMBER 31, 2001               YEAR     5/1/98
          ----------------------------             -----    ------
High Income Bond Portfolio                          4.27%   -0.37%
Merrill Lynch High Yield Index, 10 to 15 years      6.19%    1.02%
Lehman Brothers High Yield Index                    5.28%   -0.13%


We are now using the Lehman Brothers High Yield Index as this portfolio's benchmark because we believe the portfolio's investments more closely resemble the securities represented in that index than those in the former benchmark, the Merrill Lynch High Yield Index, 10-15 Years.


EQUITY INCOME PORTFOLIO

The objective of the Equity Income portfolio is above-average income and capital appreciation. The portfolio invests primarily in income-producing equity securities including common stocks, preferred stocks, real estate investment trusts and securities (including debt securities) convertible into common stocks. The portfolio emphasizes those common stocks in each sector that have good value, attractive yield and dividend growth potential. The portfolio is managed by Federated Investment under a subadvisory agreement with the Adviser.

Federated Investment performs a technical review of potential issuers. It examines mostly companies with market capitalization over $1 billion which it believes are trading at low valuation in relation to their historic market prices and projected earnings. The portfolio's equity securities generally have a history and expectation of paying increasing dividends.

Federated Investment performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment uses the "value" style of investing. It selects securities with a comparatively low volatility in share price relative to the overall market and which may provide relatively high dividend income. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth characteristics because Federated Investment's investment approach is sector-neutral.

The portfolio invests in convertible securities without regard to their rating. Convertible securities are used because they typically offer high yields and good potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings below investment grade or not rated.

Primary risks: Convertible securities may be subject to some of the same risks as those inherent in junk bonds as described for the High Income Bond portfolio. This portfolio may invest in foreign securities, and it may also engage in short sales from time to time. The special risks of investing in Convertible Securities and Foreign Investments, and engaging in Short Sales, are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the Equity Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

99                                   18.58%
00                                  -12.49
01                                  -11.83

During the period shown in the bar chart, the portfolio's highest return for a quarter was 14.12%. That was the quarter ending on December 31, 1999. The lowest return for a quarter was -10.83%. That was the quarter ending on September 30, 2001.

          AVERAGE ANNUAL TOTAL RETURNS             ONE      SINCE
            AS OF DECEMBER 31, 2001                YEAR     5/1/98
          ----------------------------            ------    ------
Equity Income Portfolio                           -11.83%   -0.82%
S&P 500 Index                                     -11.88%    8.32%

BLUE CHIP PORTFOLIO

The objective of the Blue Chip portfolio is growth of capital and income by investing primarily in securities of high quality companies. The portfolio is managed by Federated Investment under a subadvisory agreement with the Adviser.

Federated Investment selects investments for this portfolio principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in sales, earnings, and/or market capitalization.

Federated Investment performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment uses the "value" style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.

The portfolio invests in common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depository receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by Federated Investment to be of comparable quality. If a security loses its rating or has its rating reduced after the portfolio has purchased it, Federated Investment does not need to drop the security from the portfolio, but that will be considered. Bonds rated Baa, BBB or better are considered investment grade. Those rated below that have some speculative characteristics.

Primary risks: This portfolio's primary risks are market risk and sector risk, described on pages 2 and 3.

The following bar chart and table indicate the risks of investing in the Blue Chip portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

99                                    5.86%
00                                    1.08
01                                   -4.23

During the period shown in the bar chart, the portfolio's highest return for a quarter was 9.68%. That was the quarter ending on June 30, 1999. The lowest return for a quarter was -11.91%. That was the quarter ending on September 30, 2001.

          AVERAGE ANNUAL TOTAL RETURNS              ONE      SINCE
             AS OF DECEMBER 31, 2001                YEAR     5/1/98
          ----------------------------             ------    ------
Blue Chip Portfolio                                 -4.23%    1.34%
S&P 500 Index                                      -11.88%    8.32%

SOCIAL AWARENESS PORTFOLIO

The objective of the Social Awareness portfolio is long-term growth of capital. It invests primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

In choosing investments, the Adviser considers a company's record in:

- quality and safety of its products and services,

- environmental protection and enhancement,

- employee relations, opportunities and safety,

- consumer relations and protection,

- community involvement, and

- expectations for the creation of new jobs and economic development due to anticipated company growth.

Each potential investment is also subject to the Adviser's standards of investment analysis. As a matter of operating policy, the portfolio will not invest in any company substantially engaged in the manufacture of or distribution of tobacco products, alcoholic beverages or weapons, or the operation of gambling casinos, or the support of repressive regimes. This policy may be modified by the Board of Directors.

The Adviser monitors and responds to changes in business practices of the companies selected for investment. In case of any adverse development, the Adviser considers whether or not the portfolio's policies require it to sell its position in that company. Any sale under those circumstances is, however, subject to prudent market considerations.

Primary risks: This portfolio is susceptible to sector risk, described on page
3.

The following bar chart and table indicate the risks of investing in the Social Awareness portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH]

97                                   25.63%
98                                  -22.41
99                                   17.69
00                                   -12.8
01                                  -19.78

During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.74%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -27.95%. That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE       SINCE
         AS OF DECEMBER 31, 2001            YEAR     1/3/97
      ----------------------------         ------    -------
Social Awareness Portfolio                 -19.78%    -4.31%
S&P 500 Index                              -11.88%    10.70%

NASDAQ-100 INDEX PORTFOLIO

The objective of the Nasdaq-100 Index portfolio is long-term growth of capital. The portfolio invests primarily in stocks that are included in the Nasdaq-100(R) Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq-100 Index, including "Qubes." Qubes are derivatives issued by the Nasdaq-100 Trust.

The portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100 Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the portfolio can replicate the Index without owning all 100 stocks. It is the Adviser's policy generally to not invest more than 20% of the portfolio's assets in the stock and other securities of any single issuer, even if that issuer represents more than 20% of the Index.

The Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Adviser has licensed these marks for the portfolio's use. Nasdaq has not passed on the portfolio's legality or suitability. Nasdaq does not sponsor, endorse, sell or promote the portfolio. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Primary risks: Unlike the other portfolios, THE NASDAQ-100 INDEX PORTFOLIO IS A NON-DIVERSIFIED FUND. This portfolio is not limited by the diversification standards that restrict the other portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100 Index each comprise substantially more than 5% of the market value of the Index. The diversification standards of the other portfolios also prevent them from investing more than 25% of their assets in any one industry. The Nasdaq-100 Index is predominated by issuers in the technology sector.

The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down. For this reason, investors should consider limiting their investments in this portfolio.

The following bar chart and table indicate the risks of investing in the Nasdaq-100 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[GRAPH]

01                                   -32.68%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 33.97%. That was the quarter ending on December 31, 2001. The lowest return for a quarter was -35.33%. That was the quarter ending on September 30, 2001.


       AVERAGE ANNUAL TOTAL RETURNS           ONE          SINCE
          AS OF DECEMBER 31, 2001             YEAR         5/1/00
       ----------------------------          ------        ------
Nasdaq-100 Index Portfolio                   -32.68%       -41.39%
Nasdaq-100 Index                             -32.73%       -40.54%



BRISTOL PORTFOLIO



The objective of the Bristol portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies.


This portfolio is managed by Suffolk Capital Management, LLC ("Suffolk") under a subadvisory agreement with the Adviser. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser's parent, and it also owns 81% of the voting securities of Suffolk.


Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a blend of growth and value characteristics.


Primary risks: This portfolio's primary risks are the market and sector risks as described on pages 2 and 3.


This portfolio began its operations in May 2002. No performance history is presented because the portfolio has not had a full calendar year of operations.



BRYTON GROWTH PORTFOLIO



The objective of the Bryton Growth portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.


This portfolio is managed by Suffolk under a subadvisory agreement with the Adviser.


Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a growth orientation.


Primary risks: Generally, the prices of smaller company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.


This portfolio began its operations in May 2002. No performance history is presented because the portfolio has not had a full calendar year of operations.


                          RISKS OF CERTAIN INVESTMENTS

The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.

SMALL CAPITALIZATION COMPANIES

Small capitalization companies generally are understood to include all those publicly traded U.S. companies that are not among the 1,000 largest publicly traded U.S. companies. While the market capitalization of the largest small capitalization companies will vary from time to time, it is presently about $2.5 billion. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. Small companies are often selected for investment in a portfolio because the Adviser or subadivser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Small companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have limited product lines, markets and financial resources. Their management often depends on one or a few key people. Their securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Small company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a small company's shares, or those transactions might impact the shares' market prices unfavorably.


All of the portfolios except Money Market and Blue Chip can invest in small companies. The International Small Company, Discovery, Aggressive Growth, Core Growth, Growth & Income, Capital Growth and Bryton Growth portfolios may concentrate their investments in these securities.


FOREIGN INVESTMENTS


Foreign securities are securities of issuers based outside the United States. These include issuers:



-that are organized under the laws of, or have a principal office in, another country; or



-having the principal trading market for their securities in another country; or



-deriving, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

- changes in currency rates

- currency exchange control regulations

- seizure or nationalization of companies

- political or economic instability

- unforeseen taxes

- difficulty of obtaining or interpreting financial information under foreign accounting standards

- trading in markets that are less efficient than in the U.S.

- lack of information regarding securities issuers

- imposition of legal restraints affecting investments

- reversion to closed markets or controlled economies

- national economies based on a few industries or dependent on revenue from certain commodities

- local economies and/or markets vulnerable to global conditions

- volatile inflation rates and debt burdens

- less regulatory protection.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio's shareholders cannot redeem shares.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market portfolio must be denominated in U.S. dollars and held in custody in the United States. The International and International Small Company portfolios may be invested entirely in foreign securities.

CONVERTIBLE SECURITIES

Convertible securities can be exchanged for or converted into common stock. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock
(DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer's common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called "investment value." The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

All of the portfolios other than the Money Market portfolio can purchase convertible securities without regard to their rating. Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

HEDGING TECHNIQUES

Each portfolio (other than the Money Market portfolio) may, primarily for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

- whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

- whether there is enough market liquidity to permit a portfolio to close out positions taken, and

- whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio's assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser's or subadviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract's delivery date arrives, the portfolio may either deliver of the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

LOWER-RATED DEBT SECURITIES

Certain portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds." These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond portfolio invests more than 35% of its assets in junk bonds. The Capital Appreciation, Aggressive Growth and Equity Income portfolios may invest more than 10% of their assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer's financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer's ability to pay the bond's interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond's values more volatile and it could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security's market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a "leveraged buy-out" transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer's financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer's obligations on such securities. This might increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to "call," or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P LOWER BOND RATINGS

Debt rated "BB," "B," "CC," and "C," is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "BB" to "CCC" may be modified by adding a plus (+) or minus (-) to show relative standing within the major rating categories.

SPECIAL SITUATIONS

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

SHORT SALES

The Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed

25% of the value of a portfolio's net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.

REAL ESTATE SECURITIES

The High Income Bond portfolio may have significant amounts of real estate investments at times. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT's often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

- possible declines in the value of real estate;

- possible lack of availability of mortgage funds;

- extended vacancies of properties;

- risks related to general and local economic conditions;

- overbuilding;

- increases in competition, property taxes and operating expenses;

- changes in zoning laws;

- costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

- casualty or condemnation losses;

- uninsured damages from floods, earthquakes or other natural disasters;

- limitations on and variations in rents; and

- changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

                             OTHER INVESTMENT RISKS

Some portfolios might engage in the following types of investments. To that extent, they will incur the risks described below.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board's general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.


All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.


WARRANTS

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less that a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market portfolio can purchase warrants.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are subject to restrictions on resale under federal securities law. Each of the Money Market, Bond and Omni portfolios may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

- the frequency of trades and quotes for the security;

- the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

- dealer undertakings to make a market in the security; and

- the nature of the security and the nature of the marketplace trades.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

All of the portfolios other than the Money Market portfolio can invest in these securities. The Capital Appreciation and High Income Bond portfolios may invest more than 10% of their assets in these.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market portfolio may invest in reverse repurchase agreements. Only the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios may invest more than 10% of their assets in reverse repurchase agreements.

LEVERAGING (BORROWING FOR INVESTMENT PURPOSES)

The Capital Appreciation, Aggressive Growth, Growth & Income, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940 requires these portfolios to maintain continuous asset coverage three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio's net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio's net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING

A portfolio (other than the Money Market portfolio) may increase its total return by lending its securities. It may do this if:

- the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

- the portfolio may at any time call the loan and regain the securities loaned;

- the portfolio will receive any interest or dividend paid on the loaned securities; and

- the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

MIXED AND SHARED FUNDING

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ONLI, ONLAC and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any portfolio; or

- differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ONLI's and ONLAC's separate accounts are the sole Fund shareholders. ONLI and ONLAC will vote the Fund shares attributable to your contracts as you direct.

                                FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI's investments personnel and administrative systems. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund's investment adviser since May 1996. Before that, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

INVESTMENT ADVISORY FEES


As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at the following annual rates on the basis of each portfolio's average daily net assets during the month for which the fees are paid:



EQUITY PORTFOLIO


0.80% of first $500 million


0.75% over $500 million



MONEY MARKET PORTFOLIO*


0.30% of first $100 million


0.25% of next $150 million


0.23% of next $250 million


0.20% of next $500 million


0.15% over $1 billion



CORE GROWTH PORTFOLIO


0.95% of first $150 million


0.80% over $150 million



GROWTH & INCOME PORTFOLIO


0.85% of first $200 million


0.80% over $200 million



S&P 500 INDEX PORTFOLIO


0.40% of first $100 million


0.35% of next $150 million


0.33% over $250 million



BRISTOL PORTFOLIO


0.80% of first $100 million


0.75% of next $400 million


0.70% over $500 million


BOND, OMNI AND SOCIAL AWARENESS PORTFOLIOS


0.60% of first $100 million


0.50% of next $150 million


0.45% of next $250 million


0.40% of next $500 million


0.30% of next $1 billion


0.25% over $2 billion



INTERNATIONAL*, CAPITAL GROWTH   AND BLUE CHIP PORTFOLIOS


0.90% of all assets



CAPITAL APPRECIATION, DISCOVERY   AND AGGRESSIVE GROWTH PORTFOLIOS


0.80% of all assets



INTERNATIONAL SMALL COMPANY PORTFOLIO


1.00% of all assets



HIGH INCOME BOND, EQUITY INCOME   AND NASDAQ-100 INDEX* PORTFOLIOS


0.75% of all assets



BRYTON GROWTH PORTFOLIO


0.85% of first $100 million


0.80% of next $400 million


0.75% over $500 million


---------------


*The Adviser is waiving any of its fees for these portfolios in excess of the following amounts:



Money Market Portfolio......................................    0.25% of all assets
International Portfolio.....................................    0.85% of all assets
Nasdaq-100 Index Portfolio..................................    0.40% of all assets

In 2001, the Fund paid the Adviser at the following effective rates:


Equity Portfolio.......................    0.80%   Growth & Income Portfolio..............    0.85%
*Money Market Portfolio.................   0.25%   Capital Growth Portfolio...............    0.90%
Bond Portfolio.........................    0.60%   S&P 500 Index Portfolio................    0.37%
Omni Portfolio.........................    0.58%   High Income Bond Portfolio.............    0.75%
*International Portfolio................   0.85%   Equity Income Portfolio................    0.75%
International Small Company                1.00%   Blue Chip Portfolio....................    0.90%
  Portfolio............................
Capital Appreciation Portfolio.........    0.80%   Social Awareness Portfolio.............    0.60%
Discovery Portfolio....................    0.80%   Nasdaq-100 Index Portfolio.............    0.45%
Aggressive Growth Portfolio............    0.80%   Bristol................................    N/A
Core Growth Portfolio..................    0.95%   Bryton Growth..........................    N/A


* Without the voluntary fee waiver, the rate would have been 0.30% for the Money Market portfolio, 0.90% for the International portfolio and 0.75% for the Nasdaq-100 Index portfolio.

MANAGEMENT OF PORTFOLIOS

The Adviser's president is Christopher Carlson. He is senior vice president and chief investment officer of ONLI. He oversees the management of the Money Market, Bond, S&P 500 Index, Social Awareness and Nasdaq-100 Index portfolios and the fixed-income component of the Omni portfolio. Mr. Carlson has a bachelor's degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of ONLI since 1993. For twelve years before that he was involved in developing commercial real estate.


Michael Boedeker, portfolio manager of the Bond and Social Awareness portfolios and the fixed-income component of the Omni portfolio, is a vice president of the Adviser. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance, both from Indiana University. Mr. Boedeker is senior vice president, investments of ONLI. He has been responsible for fixed income securities for ONLI since 1989. Before that, he had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment officer of Mutual Security Life Insurance Co. for more than 5 years.


The portfolio manager for the Money Market, S&P 500 Index and Nasdaq-100 Index portfolios is William Hilbert. He joined the Adviser in 1996 as an investment accountant. From 1997 to 2000 he was the compliance officer and assistant treasurer of the Adviser. He began managing the Money Market portfolio in 2000 and the S&P 500 Index and Nasdaq-100 Index portfolios in 2001. Mr. Hilbert has a bachelor of business administration degree with a concentration in finance from Xavier University and a master of business administration degree from the University of Cincinnati.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

LEGG MASON FUNDS MANAGEMENT, INC. (Legg Mason) has managed the EQUITY portfolio since August 1999. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. Legg Mason is wholly owned by Legg Mason, Inc. Before August 1999, the Equity portfolio was managed by the Adviser.

The portfolio manager of the Equity portfolio is William Miller. He is Legg Mason's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at John Hopkins University. Mr. Miller has been the portfolio manager of the

Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. (Federated Global) has managed the INTERNATIONAL and INTERNATIONAL SMALL COMPANY portfolios since January 1999. Federated Global is located at 175 Water Street, New York, New York 10038. It is affiliated with Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. Before 1999, Societe Generale Asset Management Corp. managed the International and International Small Company portfolios. The International Small Company portfolio then had different investment objectives and its name was the Global Contrarian portfolio.

The portfolio managers of the International portfolio are Alexandre de Bethmann, Henry Frantzen, John Quartarolo and Stephen Auth. Mr. de Bethmann has been a vice president and senior portfolio manager for Federated Global since 1995. Before that, he had been assistant vice president and portfolio manager for Japanese and Korean equities at the College Retirement Equities Fund. Mr. de Bethmann is a chartered financial analyst. He has a bachelor of science degree from the Universite Paris X, Nanterre, and a master of business administration degree in finance from Duke University.

Henry Frantzen is the chief investment officer, international, of Federated Global. He joined Federated Global as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co., and for three years before that he was the executive vice president and director of equities at Oppenheimer Management Corporation. He is a financial analyst fellow. He has a bachelor of science degree from the University of North Dakota.

John Quartarolo has been an assistant vice president of Federated Global since January 2000. He joined Federated Global as a senior investment analyst in December 1998. For three years before that, he was an assistant vice president -- global securities research & economics for Merrill Lynch, and for three years prior to that he was a ratings analyst for Standard & Poor's. Mr. Quartarolo is a chartered financial analyst. He has a bachelor of business administration degree and a master of business administration degree from Hofstra University.

Stephen Auth joined Federated Global in May 2000 as senior vice president & director of global portfolio management. For fifteen years prior to that, he was employed by Prudential Investments, where he served the last nine of those years as a portfolio manager and was also senior managing director. Mr. Auth is a chartered financial analyst. He has a bachelors degree from Princeton University and a master of business administration degree from Harvard University.


The portfolio managers of the International Small Company portfolio are Leonardo Vila, Henry Frantzen, Regina Chi, Stephen Auth and Anthony Han. Mr. Vila has been an assistant vice president and senior investment analyst with Federated Global since 1998. For three years before that, he was a quantitative analyst for Federated Investment Counseling. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust and an associate of J.P. Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business administration degree emphasizing quantitative research from St. John's University.


Regina Chi joined Federated Global in August 1999 as a senior investment analyst. For five years prior to that she was with Clay Finlay, Inc., where she served as a research analyst for three years and then as a vice president and portfolio manager for two years. Ms. Chi has a bachelors degree in economics and philosophy from Columbia University.


Anthony Han joined Federated Global in March 2002 as assistant vice president and portfolio manager. For two years before that he was a portfolio manager for Evergreen Asset Management. Prior to that, he had been an international analyst for the Pioneer Group, Inc. Mr. Han has a bachelor of science degree from the University of Adelaide (Australia) and a master of business administration degree from Salem State College and he is a chartered financial analyst.

JENNISON ASSOCIATES LLC (Jennison) has managed the CAPITAL APPRECIATION portfolio since 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation portfolio.



The portfolio manager of the Capital Appreciation portfolio is Bradley Goldberg. He is executive vice president, opportunistic equity and balanced portfolio manager and chairman of the asset allocation committee of Jennison. Before joining Jennison in 1974, Mr. Goldberg was vice president and group head in the investment research division of Bankers Trust Company. Mr. Goldberg is a chartered financial analyst with a bachelor of science degree from the University of Illinois and a master of business administration degree from New York University.


FOUNDERS ASSET MANAGEMENT LLC (Founders) has managed the DISCOVERY portfolio since 1994. Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. It manages the Dreyfus Founders group of mutual funds and private investment accounts. Founders was established in 1938. In 1998 it became a subsidiary of Mellon Bank.

The portfolio manager of the Discovery portfolio is Robert Ammann. Robert Ammann is vice president of investments of Founders. He has managed the Discovery portfolio since 1999. He has been a portfolio manager for Founders since 1997 and for four year before that he was a securities research analyst for Founders. Before that he was a financial statistician for S&P Compustat Services, Inc. Mr. Ammann is a chartered financial analyst. He has a bachelor's degree in finance from Colorado State University.


JANUS CAPITAL MANAGEMENT LLC (Janus) has managed the AGGRESSIVE GROWTH portfolio since 2000. Janus is located at 100 Fillmore Street, Denver, Colorado 80206. It has been an investment adviser since 1970. It manages all the Janus mutual funds; it is the subadviser for several private label mutual funds, and it also manages institutional accounts. Stilwell Financial Inc. owns approximately 98% of the outstanding voting stock of Janus. Before 2000, Strong Capital Management, Inc. managed the Aggressive Growth portfolio.


The portfolio manager of the Aggressive Growth portfolio is Claire Young. She has been executive vice president and portfolio manager of the Janus Olympus Fund since 1997. Prior to that, she served as assistant portfolio manager of the Janus Growth & Income Fund and the Janus Twenty Fund. Ms. Young joined Janus in January 1992. Ms. Young has earned the right to use the chartered financial analyst designation. She holds a bachelor of science degree in electrical engineering from Yale University.

PILGRIM BAXTER & ASSOCIATES, LTD. (Pilgrim Baxter) has managed the CORE GROWTH portfolio since 1997. Pilgrim Baxter is located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. It is controlled by Old Mutual plc located in London, England. With its predecessors, Pilgrim Baxter has been an investment adviser since 1982. It manages the PBHG mutual funds.


The portfolio manager of the Core Growth portfolio is Gary Pilgrim. He co-founded Pilgrim Baxter in 1982 and is its president and a member of its board of directors. He also manages other PBHG small cap portfolios, is responsible for the investment direction of the firm's growth funds, and oversees daily operations in trading and account control. Prior to co-founding Pilgrim Baxter, Mr. Pilgrim had been chief investment officer for the investment management division of Philadelphia National Bank for 4 years and before that had been the Bank's director of investment research. Mr. Pilgrim is a chartered financial analyst. He has a bachelor's degree in business administration from the University of Tulsa and a master of business administration from Drexel University.



RS INVESTMENT MANAGEMENT CO. LLC (RSIM) has managed the GROWTH & INCOME portfolio since 1997 and the CAPITAL GROWTH portfolio since 1998. RSIM is located at 555 California Street, San Francisco, California 94104. It has been an investment adviser since 1978. RSIM specializes in growth companies. It manages the Robertson Stephens mutual funds plus private and institutional investment pools.



The portfolio manager of the Growth & Income portfolio is John Wallace. He is a managing director of RSIM. He has managed the Growth & Income portfolio since 1997. He has a bachelor's degree in Spanish and anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years before that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.



The portfolio manager of the Capital Growth portfolio is James Callinan. He joined RSIM as the portfolio manager of its Small Cap Growth Fund in 1996. For ten years before that he was employed by Putnam Investments, the last two years of which he served as portfolio manager of the OTC Putnam Emerging Growth Fund. Mr. Callinan is a chartered financial analyst. He has a bachelor's degree in economics from Harvard College, a master of science in accounting from New York University and a master of business administration degree from Harvard Business School.


FEDERATED INVESTMENT COUNSELING (Federated Investment) has managed the HIGH INCOME BOND, EQUITY INCOME and BLUE CHIP portfolios since 1998. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. FIC has been an investment adviser since 1989. It is a subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Investment manages the Federated group of mutual funds.

The portfolio manager of the High Income Bond portfolio is Mark Durbiano. Mark Durbiano has been a senior vice president of Federated Investment since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst. He has a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

The portfolio managers of the Equity Income portfolio are Linda Duessel and David Gilmore. Linda Duessel has been a vice president of Federated Investment since 1995. She was an assistant vice president for four years before that. Ms. Duessel is a chartered financial analyst. She has a bachelor's degree in economics from the University of Pittsburgh and a master of science in industrial administration from Carnegie Mellon University. She is also a certified public accountant.

David Gilmore joined Federated Investment as an investment analyst in 1997 and was promoted to senior investment analyst in 1999. He was a senior associate of Coopers & Lybrand from 1992 to 1995. Mr. Gilmore has a bachelor of science degree from Liberty University and a master of business administration degree from the University of Virginia.

The portfolio managers of the Blue Chip portfolio are Michael Donnelly and Kevin McCloskey. Michael Donnelly has been a vice president of Federated Investment since 1994. He was an investment analyst and assistant vice president of Federated Investment for five years prior to that. He is a chartered financial analyst. He has a bachelor's degree in economics from Georgetown University and a master of business administration from the University of Virginia.

Kevin McCloskey has been a vice president of Federated since 1999. For five years before that he was a portfolio manager at Killian Asset Management Corp. He is a chartered financial analyst. He has a bachelor's degree in aerospace engineering from the University of Notre Dame and a master of business administration degree with concentrations in investment management and quantitative methods from Dayton University.


SUFFOLK CAPITAL MANAGEMENT, LLC ("Suffolk") has managed the BRISTOL and BRYTON GROWTH portfolios since their inception in 2002, and it has managed the equity component of the OMNI portfolio since May 2002. Suffolk is located at 1633 Broadway, New York, New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, endowments, public funds and labor unions since 1991. ONLI's parent, Ohio National Financial Services, Inc., owns 81% of the voting securities of Suffolk.



The portfolio manager of the Bristol portfolio and the equity component of the Omni portfolio is Donald Gilbert. He co-founded Suffolk in 1991 and is its president and head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton. Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.


The portfolio manager of the Bryton Growth portfolio is Richard Phillips. He is a principal of Suffolk and has been a portfolio manager since joining the firm in 1993. Previously, he had been responsible for investment banking at Rogers, Casey & Associates. Prior to that, he had been a senior associate in corporate finance at Fox-Kelton, Inc. and a corporate finance analyst at Kidder Peabody & Company. Mr. Phillips has a bachelor of arts from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.


SUBADVISORY FEES


As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser's assets and do not affect any portfolio's expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers based on the following schedules:



EQUITY PORTFOLIO
0.45% of first $500 million
0.40% over $500 million
CAPITAL APPRECIATION PORTFOLIO
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
AGGRESSIVE GROWTH PORTFOLIO
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
GROWTH & INCOME PORTFOLIO
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
HIGH INCOME BOND PORTFOLIO
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
OMNI PORTFOLIO
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion



INTERNATIONAL PORTFOLIO
0.40% of first $200 million
0.35% over $200 million
INTERNATIONAL SMALL COMPANY PORTFOLIO
0.75% of first $100 million
0.65% over $100 million
DISCOVERY PORTFOLIO
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
CORE GROWTH PORTFOLIO
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million
CAPITAL GROWTH PORTFOLIO
0.64% of first $100 million
0.60% of next $100 million
0.55% over $200 million
EQUITY INCOME AND BLUE CHIP PORTFOLIOS
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million



BRISTOL PORTFOLIO
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

BRYTON GROWTH PORTFOLIO
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million


                            SELECTION OF SUBADVISERS

The Adviser selects subadvisers for portfolios, subject to the approval of the Fund's Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All subadvisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board's oversight and approval, to enter into, materially amend and terminate subadvisory agreements (other than ones with affiliated subadvisers) without shareholder approval. The shareholders of each portfolio have voted to approve this arrangement.

The Adviser monitors the compliance of subadvisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each subadviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance by each subadviser.

                     PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of ONLI and ONLAC in connection with ONLI's variable annuities and ONLAC's variable life insurance. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.


The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.



The net asset value of the Fund's shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio's net asset value. For the other portfolios, dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are distributed annually. However, the Board of Directors may declare dividends at other times. Dividends and distributions are automatically reinvested in additional portfolio shares (at net asset value without a sales charge).

                FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

                   FOR THE FIVE YEARS ENDED DECEMBER 31, 2001

The financial highlights tables are intended to help you understand the portfolios' financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors. It is an integral part of the Fund's audited financial statements included in the Fund's Annual Report to shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.


                                                                  EQUITY PORTFOLIO
                                                   ----------------------------------------------
                                                    2001      2000      1999      1998      1997
                                                   ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period               $23.28    $26.48    $36.31    $35.44    $32.30
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
     Net investment income                           0.06      0.08      0.12      0.45      0.51
     Net realized and unrealized gain (loss) on
       investments                                  (2.03)    (1.82)     6.85      1.56      5.24
                                                   ------    ------    ------    ------    ------
Total income (loss) from
     investment operations                          (1.97)    (1.74)     6.97      2.01      5.75
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.06)    (0.08)    (0.11)    (0.45)    (0.63)
  Distributions from net realized capital gains      0.00     (1.18)   (16.68)    (0.69)    (1.98)
  Distributions in excess of capital gains           0.00     (0.04)     0.00      0.00      0.00
  Return of capital                                  0.00     (0.16)    (0.01)     0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.06)    (1.46)   (16.80)    (1.14)    (2.61)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $21.25    $23.28    $26.48    $36.31    $35.44
                                                   ======    ======    ======    ======    ======
Total return(a)                                     (8.43)%   (6.64)%   19.87%     5.72%    18.17%
Ratios/supplemental data:
  Net assets, end of period (millions)             $343.6    $341.1    $329.6    $296.9    $288.1
  Ratio of expenses to average net assets            0.93%     0.91%     0.76%     0.64%     0.67%
  Ratio of net investment income to average net
     assets                                          0.29%     0.30%     0.31%     1.25%     1.43%
  Portfolio turnover rate                              20%       36%      124%       25%       19%



                                                               MONEY MARKET PORTFOLIO
                                                   ----------------------------------------------
                                                    2001      2000      1999      1998      1997
                                                   ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period               $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ------    ------    ------    ------    ------
Income from investment operations:
     Net investment income                           0.36      0.62      0.49      0.52      0.52
Less distributions:
  Dividends from net investment income              (0.36)    (0.62)    (0.49)    (0.52)    (0.52)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ======    ======    ======    ======    ======
Total return(a)                                      3.78%     6.34%     5.02%     5.39%     5.37%
Ratios/supplemental data:
     Net assets, end of period (millions)          $171.1    $ 75.9    $ 67.2    $ 44.4    $ 29.1
     Ratio of expenses to average net assets(c)      0.38%     0.38%     0.36%     0.36%     0.38%
     Ratio of net investment income to average
       net assets                                    3.43%     6.16%     4.90%     5.26%     5.11%

                                                                   BOND PORTFOLIO
                                                   ----------------------------------------------
                                                    2001      2000      1999      1998      1997
                                                   ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period               $ 9.84    $ 9.94    $10.56    $10.68    $10.62
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
     Net investment income                           0.64(d)   0.67      0.68      0.67      0.71
     Net realized and unrealized gain (loss) on
       investments                                   0.17(d)  (0.10)    (0.62)    (0.12)     0.23
                                                   ------    ------    ------    ------    ------
Total Income from
     investment operations                           0.81      0.57      0.06      0.55      0.94
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.63)    (0.67)    (0.68)    (0.67)    (0.88)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $10.02    $ 9.84    $ 9.94    $10.56    $10.68
                                                   ======    ======    ======    ======    ======
Total return(a)                                      8.41%     5.86%     0.58%     5.22%     9.28%
Ratios/supplemental data:
  Net assets, end of period (millions)             $ 55.0    $ 27.9    $ 26.0    $ 28.4    $ 21.8
  Ratio of expenses to average net assets            0.75%     0.77%     0.77%     0.72%     0.78%
  Ratio of net investment income to average net
     assets                                          6.38%(d)   6.80%    6.57%     6.21%     6.67%
  Portfolio turnover rate                              12%        7%        8%       12%       10%



                                                                   OMNI PORTFOLIO
                                                   ----------------------------------------------
                                                    2001      2000      1999      1998      1997
                                                   ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period               $15.44    $22.55    $21.44    $21.06    $19.40
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
     Net investment income                           0.26(d)   0.25      0.48      0.58      0.56
     Net realized and unrealized gain (loss) on
       investments                                  (2.28)(d)  (3.55)    1.91      0.38      2.87
                                                   ------    ------    ------    ------    ------
Total Income (loss) from investment operations      (2.02)    (3.30)     2.39      0.96      3.43
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.26)    (0.25)    (0.48)    (0.58)    (0.69)
  Distributions from net realized capital gains      0.00     (3.56)    (0.80)     0.00     (1.08)
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.26)    (3.81)    (1.28)    (0.58)    (1.77)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $13.16    $15.44    $22.55    $21.44    $21.06
                                                   ======    ======    ======    ======    ======
Total return(a)                                    (13.07)%  (14.85)%   11.36%     4.53%    18.15%
Ratios/supplemental data:
  Net assets, end of period (millions)             $ 94.1    $132.9    $190.0    $214.4    $193.7
  Ratio of expenses to average net assets            0.76%     0.67%     0.67%     0.65%     0.71%
  Ratio of net investment income to average net
     assets                                          1.89%(d)   1.13%    2.18%     2.71%     2.69%
  Portfolio turnover rate                             118%       87%       41%       18%       18%

                                                            INTERNATIONAL PORTFOLIO
                                                 ----------------------------------------------
                                                  2001      2000      1999      1998      1997
                                                 ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period             $11.84    $21.51    $12.86    $13.39    $15.49
                                                 ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income (loss)                     0.02     (0.02)    (0.02)     0.32      0.28
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                                 (3.52)    (4.74)     8.67      0.23      0.08
                                                 ------    ------    ------    ------    ------
Total income (loss) from investment operations    (3.50)    (4.76)     8.65      0.55      0.36
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income             0.00      0.00      0.00     (0.32)    (0.37)
  Distributions from net realized capital
     gains and foreign currency related
     transactions                                  0.00     (4.16)     0.00     (0.75)    (2.09)
  Distributions in excess of net realized
     capital gains and foreign currency
     related transactions                          0.00     (0.73)     0.00     (0.01)     0.00
  Return of capital                                0.00     (0.02)     0.00      0.00      0.00
                                                 ------    ------    ------    ------    ------
Total distributions                                0.00     (4.91)     0.00     (1.08)    (2.46)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $ 8.34    $11.84    $21.51    $12.86    $13.39
                                                 ======    ======    ======    ======    ======
Total return(a)                                  (29.57)%  (22.20)%   67.40%     3.88%     2.11%
Ratios/supplemental data:
  Net assets, end of period (millions)           $ 83.1    $124.5    $173.0    $140.3    $156.0
  Ratio of expenses to average net assets(c)       1.20%     1.14%     1.21%     1.17%     1.22%
  Ratio of net investment income (loss) to
     average net assets                            0.19%    (0.11)%   (0.15)%    2.31%     1.82%
  Portfolio turnover rate                           201%      243%      338%       22%       24%



                                                         CAPITAL APPRECIATION PORTFOLIO
                                                 ----------------------------------------------
                                                  2001      2000      1999      1998      1997
                                                 ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period             $14.05    $12.11    $12.92    $13.53    $12.93
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                            0.07      0.10      0.39      0.34      0.39
  Net realized and unrealized gain on
     investments                                   1.29      3.69      0.42      0.46      1.48
                                                 ------    ------    ------    ------    ------
Total income from investment operations            1.36      3.79      0.81      0.80      1.87
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income            (0.07)    (0.10)    (0.39)    (0.34)    (0.46)
  Distributions from net realized capital
     gains                                        (1.28)    (1.75)    (1.23)    (1.06)    (0.81)
  Distributions in excess of capital gains         0.00      0.00      0.00     (0.01)     0.00
                                                 ------    ------    ------    ------    ------
Total distributions                               (1.35)    (1.85)    (1.62)    (1.41)    (1.27)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $14.06    $14.05    $12.11    $12.92    $13.53
                                                 ======    ======    ======    ======    ======
Total return(a)                                    9.69%    31.50%     6.46%     5.91%    15.19%
  Ratios/supplemental data:
  Net assets, end of period (millions)           $107.7    $ 74.0    $ 64.6    $ 76.5    $ 59.8
  Ratio of expenses to average net assets          0.93%     0.96%     0.95%     0.93%     0.95%
  Ratio of net investment income to average
     net assets                                    0.49%     0.76%     2.94%     2.52%     2.88%
  Portfolio turnover rate                           126%      230%       34%       45%       41%

                                                    DISCOVERY (FORMERLY SMALL CAP) PORTFOLIO
                                                 ----------------------------------------------
                                                  2001      2000      1999      1998      1997
                                                 ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period             $22.14    $31.62    $20.70    $18.72    $18.03
                                                 ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment loss                             (0.10)    (0.22)    (0.16)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on
     investments                                  (3.96)    (3.09)    21.96      2.04      1.54
                                                 ------    ------    ------    ------    ------
Total income (loss) from investment operations    (4.06)    (3.31)    21.80      1.98      1.52
                                                 ------    ------    ------    ------    ------
Less distributions:
  Distributions from net realized capital
     gains                                         0.00     (6.09)   (10.88)     0.00     (0.83)
  Return of capital                                0.00     (0.08)     0.00      0.00      0.00
                                                 ------    ------    ------    ------    ------
Total distributions                                0.00     (6.17)   (10.88)     0.00     (0.83)
                                                 ------    ------    ------    ------    ------
Net asset value, end of period                   $18.08    $22.14    $31.62    $20.70    $18.72
                                                 ======    ======    ======    ======    ======
Total return(a)                                  (18.36)%  (11.22)%  106.46%    10.57%     8.47%
Ratios/supplemental data:
  Net assets, end of period (millions)           $121.6    $158.0    $167.9    $ 75.6    $ 58.3
  Ratio of expenses to average net assets          0.96%     0.92%     0.89%     0.91%     0.94%
  Ratio of net investment loss to average net
     assets                                       (0.54)%   (0.64)%   (0.61)%   (0.30)%   (0.11)%
  Portfolio turnover rate                           112%      138%      166%       99%       80%



                                                     INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                -----------------------------------------------
                                                 2001      2000      1999      1998       1997
                                                ------    ------    ------    ------     ------
PER SHARE DATA:
Net asset value, beginning of period            $13.29    $20.25    $10.76    $11.73     $11.66
                                                ------    ------    ------    ------     ------
Income (loss) from investment operations:
  Net investment income (loss)                   (0.04)    (0.18)    (0.20)     0.29       0.29
  Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                (3.85)    (5.89)    11.81      0.13       1.03
                                                ------    ------    ------    ------     ------
Total income (loss) from investment
  operations                                     (3.89)    (6.07)    11.61      0.42       1.32
                                                ------    ------    ------    ------     ------
Less distributions:
  Dividends from net investment income            0.00      0.00      0.00     (0.29)     (0.38)
Distributions from net realized capital gains
  and foreign currency related transactions       0.00     (0.82)    (2.12)    (1.10)     (0.87)
Distributions in excess of capital gains          0.00     (0.07)     0.00      0.00       0.00
                                                ------    ------    ------    ------     ------
Total distributions                               0.00     (0.89)    (2.12)    (1.39)     (1.25)
                                                ------    ------    ------    ------     ------
Net asset value, end of period                  $ 9.40    $13.29    $20.25    $10.76     $11.73
                                                ======    ======    ======    ======     ======
Total return(a)                                 (29.28)%  (30.27)%  108.51%     3.53%     11.67%
Ratios/supplemental data:
  Net assets, end of period (millions)          $ 18.9    $ 30.6    $ 38.1    $ 19.8     $ 18.0
  Ratio of expenses to average net assets         1.79%     1.63%     2.06%     1.30%      1.32%
  Ratio of net investment income (loss) to
     average net assets                          (0.35)%   (0.98)%   (1.44)%    2.48%      2.33%
  Portfolio turnover rate                          221%      251%      314%       55%        29%

                                                            AGGRESSIVE GROWTH PORTFOLIO
                                                   ----------------------------------------------
                                                    2001      2000      1999      1998      1997
                                                   ------    ------    ------    ------    ------
PER SHARE DATA:
Net asset value, beginning of period               $ 8.57    $11.79    $11.15    $11.09    $10.03
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income (loss)                       0.01      0.00     (0.03)    (0.01)    (0.05)
  Net realized and unrealized gain (loss) on
     investments                                    (2.74)    (3.22)     0.67      0.88      1.29
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (2.73)    (3.22)     0.64      0.87      1.24
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.01)     0.00      0.00      0.00     (0.14)
  Dividends paid in excess of net investment
     income                                         (0.02)     0.00      0.00      0.00      0.00
  Distributions from net realized capital gains      0.00      0.00      0.00     (0.81)    (0.04)
  Return of capital                                 (0.04)     0.00      0.00      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.07)     0.00      0.00     (0.81)    (0.18)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $ 5.77    $ 8.57    $11.79    $11.15    $11.09
                                                   ======    ======    ======    ======    ======
Total return(a)                                    (31.82)%  (27.31)%    5.76%     7.84%    12.53%
Ratios/supplemental data:
  Net assets, end of period (millions)             $ 17.1    $ 24.0    $ 23.3    $ 26.4    $ 19.9
  Ratio of expenses to average net assets            1.04%     0.98%     0.95%     0.94%     0.97%
  Ratio of net investment income (loss) to
     average net assets                              0.17%    (0.01)%   (0.32)%   (0.09)%   (0.40)%
  Portfolio turnover rate                             111%      160%      241%      203%      193%



                                                                CORE GROWTH PORTFOLIO
                                                  -------------------------------------------------
                                                   2001      2000       1999       1998     1997(e)
                                                  ------    -------    -------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period              $11.90    $ 16.98    $ 10.54    $ 9.68    $10.00
                                                  ------    -------    -------    ------    ------
Income (loss) from investment operations:
  Net investment loss                              (0.08)     (0.14)     (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on
     investments                                   (4.63)     (2.51)     11.05      0.92     (0.30)
                                                  ------    -------    -------    ------    ------
Total income (loss) from investment operations     (4.71)     (2.65)     10.95      0.86     (0.32)
                                                  ------    -------    -------    ------    ------
Less distributions:
  Distributions from net realized capital gains    (0.04)     (2.43)     (4.51)     0.00      0.00
  Return of capital                                (0.03)      0.00       0.00      0.00      0.00
                                                  ------    -------    -------    ------    ------
Total distributions                                (0.07)     (2.43)     (4.51)     0.00      0.00
                                                  ------    -------    -------    ------    ------
Net asset value, end of period                    $ 7.12    $ 11.90    $ 16.98    $10.54    $ 9.68
                                                  ======    =======    =======    ======    ======
Total return(a)                                   (39.50)%   (16.87)%   104.95%     8.82%    (3.08)%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)            $ 18.9    $  36.4    $  31.5    $ 11.8    $  9.5
  Ratio of expenses to average net assets           1.18%      1.09%      1.06%     1.13%     1.11%(b)
  Ratio of net investment loss to average net
     assets                                        (0.88)%    (0.75)%    (0.75)%   (0.62)%   (0.18)%(b)
  Portfolio turnover rate                            208%       146%       264%      134%       65%

                                                              GROWTH & INCOME PORTFOLIO
                                                   -----------------------------------------------
                                                    2001      2000      1999      1998     1997(e)
                                                   ------    ------    ------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period               $14.92    $18.78    $13.63    $12.85    $10.00
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.18(d)   0.00      0.02      0.14      0.11
  Net realized and unrealized gain (loss) on
     investments                                    (2.11)(d)  (1.49)    8.33      0.77      3.52
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (1.93)    (1.49)     8.35      0.91      3.63
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.17)     0.00     (0.02)    (0.13)    (0.11)
  Distributions from net realized capital gains     (0.01)    (1.81)    (3.17)     0.00     (0.67)
  Distributions in excess of capital gains           0.00     (0.53)     0.00      0.00      0.00
  Return of capital                                  0.00     (0.03)    (0.01)     0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.18)    (2.37)    (3.20)    (0.13)    (0.78)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $12.81    $14.92    $18.78    $13.63    $12.85
                                                   ======    ======    ======    ======    ======
Total return(a)                                    (12.84)%   (8.29)%   62.25%     7.09%    36.58%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)             $102.1    $117.4    $113.0    $ 51.4    $ 18.7
  Ratio of expenses to average net assets            1.00%     0.98%     0.95%     0.97%     0.95%(b)
  Ratio of net investment income to average net
     assets                                          1.21%(d)   0.00%    0.15%     1.09%     1.04%(b)
  Portfolio turnover rate                             407%      537%      417%      286%      185%



                                                               S&P 500 INDEX PORTFOLIO
                                                   -----------------------------------------------
                                                    2001      2000      1999      1998     1997(e)
                                                   ------    ------    ------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period               $14.04    $16.17    $14.23    $11.73    $10.00
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.26      0.49      0.40      0.38      0.45
  Net realized and unrealized gain (loss) on
     investments                                    (2.13)    (2.00)     3.28      3.09      2.70
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (1.87)    (1.51)     3.68      3.47      3.15
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.26)    (0.49)    (0.44)    (0.33)    (0.45)
  Distributions from net realized capital gains      0.00     (0.03)    (1.30)    (0.64)    (0.91)
  Distributions from excess realized capital
     gains                                           0.00      0.00      0.00      0.00     (0.06)
  Return of capital                                  0.00     (0.10)     0.00      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.26)    (0.62)    (1.74)    (0.97)    (1.42)
                                                   ------    ------    ------    ------    ------
Net asset value, end of period                     $11.91    $14.04    $16.17    $14.23    $11.73
                                                   ======    ======    ======    ======    ======
Total return(a)                                    (13.34)%   (9.65)%   25.63%    30.00%    31.75%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)             $187.0    $209.2    $216.6    $ 94.2    $ 22.1
  Ratio of expenses to average net assets            0.52%     0.50%     0.49%     0.49%     0.52%(b)
  Ratio of net investment income (loss) to
     average net assets                              2.07%     3.14%     2.62%     2.89%     5.29%(b)
  Portfolio turnover rate                              10%       30%       68%      115%      445%

                                                             SOCIAL AWARENESS PORTFOLIO
                                                  -------------------------------------------------
                                                   2001      2000       1999      1998      1997(e)
                                                  ------    -------    ------    -------    -------
PER SHARE DATA:
Net asset value, beginning of period              $ 8.99    $ 10.31    $ 8.80    $ 11.40    $10.00
                                                  ------    -------    ------    -------    ------
Income (loss) from investment operations:
  Net investment income (loss)                     (0.03)     (0.05)     0.04       0.05      0.09
  Net realized and unrealized gain (loss) on
     investments                                   (1.75)     (1.27)     1.51      (2.60)     2.47
                                                  ------    -------    ------    -------    ------
Total income (loss) from investment operations     (1.78)     (1.32)     1.55      (2.55)     2.56
                                                  ------    -------    ------    -------    ------
Less distributions:
  Dividends from net investment income              0.00       0.00     (0.04)     (0.05)    (0.07)
  Distributions from net realized capital gains     0.00       0.00      0.00       0.00     (1.09)
                                                  ------    -------    ------    -------    ------
Total distributions                                 0.00       0.00     (0.04)     (0.05)    (1.16)
                                                  ------    -------    ------    -------    ------
Net asset value, end of period                    $ 7.21    $  8.99    $10.31    $  8.80    $11.40
                                                  ======    =======    ======    =======    ======
Total return(a)                                   (19.78)%   (12.80)%   17.69%    (22.41)%   25.63%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)            $  2.3    $   3.0    $  3.6    $   6.6    $  4.8
  Ratio of expenses to average net assets           1.31%      1.10%     0.93%      0.81%     0.95%(b)
  Ratio of net investment income (loss) to
     average net assets                            (0.38)%    (0.42)%    0.47%      0.55%     0.75%(b)
  Portfolio turnover rate                            150%        75%      122%        71%       40%



                                                                   CAPITAL GROWTH PORTFOLIO
                                                            --------------------------------------
                                                             2001      2000       1999     1998(e)
                                                            ------    -------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period                        $20.68    $ 28.01    $10.47    $10.00
                                                            ------    -------    ------    ------
Income (loss) from investment operations:
  Net investment loss                                        (0.13)     (0.16)    (0.12)    (0.09)
  Net realized and unrealized gain (loss) on investments     (2.86)     (7.15)    21.25      0.56
                                                            ------    -------    ------    ------
Total income (loss) from investment operations               (2.99)     (7.31)    21.13      0.47
                                                            ------    -------    ------    ------
Less distributions:
  Dividends from net investment income                        0.00      (0.02)    (3.59)     0.00
                                                            ------    -------    ------    ------
Net asset value, end of period                              $17.69    $ 20.68    $28.01    $10.47
                                                            ======    =======    ======    ======
Total return(a)                                             (14.46)%   (26.01)%  202.38%     4.62%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)                      $ 37.6    $  39.4    $ 20.3    $  2.3
  Ratio of expenses to average net assets                     1.06%      1.03%     1.09%     1.96%(b)*
  Ratio of net investment loss to average net assets         (0.76)%    (0.60)%   (0.61)%   (1.47)%(b)
  Portfolio turnover rate                                      142%       152%      185%      121%
  Ratios assuming no fees reimbursed by Adviser:
     Ratios of expenses to average net assets                 1.06%      1.03%     1.09%     2.72%(b)*



* The Adviser reimbursed certain first-year expenses of this portfolio.

                                                                  HIGH INCOME BOND PORTFOLIO
                                                             -------------------------------------
                                                              2001      2000      1999     1998(e)
                                                             ------    ------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period                         $ 8.02    $ 9.22    $ 9.59    $10.00
                                                             ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                                        1.03(d)   0.58      0.57      0.38
  Net realized and unrealized loss on investments             (0.70)(d)  (1.20)   (0.38)    (0.40)
                                                             ------    ------    ------    ------
Total income (loss) from investment operations                 0.33     (0.62)     0.19     (0.02)
                                                             ------    ------    ------    ------
Less distributions:
  Dividends from net investment income                        (1.03)    (0.58)    (0.56)    (0.37)
  Distributions from net realized capital gains                0.00      0.00      0.00     (0.02)
                                                             ------    ------    ------    ------
Total distributions                                           (1.03)    (0.58)    (0.56)    (0.39)
                                                             ------    ------    ------    ------
Net asset value, end of period                               $ 7.32    $ 8.02    $ 9.22    $ 9.59
                                                             ======    ======    ======    ======
Total return(a)                                                4.27%    (7.10)%    1.95%    (0.20)%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)                       $ 16.0    $ 14.6    $ 12.6    $ 10.4
  Ratio of expenses to average net assets                      1.15%     1.10%     1.13%     1.20%(b)
  Ratio of net investment income to average net assets         8.64%(d)   6.67%    6.19%     5.79%(b)
  Portfolio turnover rate                                        41%       21%       31%       11%



                                                                    EQUITY INCOME PORTFOLIO
                                                             -------------------------------------
                                                              2001      2000      1999     1998(e)
                                                             ------    ------    ------    -------
PER SHARE DATA:
Net asset value, beginning of period                         $10.70    $12.38    $10.53    $10.00
                                                             ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                                        0.13      0.16      0.11      0.07
  Net realized and unrealized gain (loss) on investments      (1.39)    (1.68)     1.85      0.53
                                                             ------    ------    ------    ------
Total income (loss) from investment operations                (1.26)    (1.52)     1.96      0.60
                                                             ------    ------    ------    ------
Less distributions:
  Dividends from net investment income                        (0.13)    (0.16)    (0.11)    (0.07)
                                                             ------    ------    ------    ------
Net asset value, end of period                               $ 9.31    $10.70    $12.38    $10.53
                                                             ======    ======    ======    ======
Total return(a)                                              (11.83)%  (12.49)%   18.58%     5.92%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)                       $ 10.0    $  9.1    $  4.4    $  2.2
  Ratio of expenses to average net assets                      1.03%     1.08%     1.28%     1.77%(b)*
  Ratio of net investment income to average net assets         1.41%     1.32%     1.05%     1.04%(b)
  Portfolio turnover rate                                        96%       70%       50%       38%
  Ratios assuming no fees reimbursed by Adviser:
     Ratios of expenses to average net assets                  1.03%     1.08%     1.28%     2.41%(b)*



* The Adviser reimbursed certain first-year expenses of this portfolio.

                                                                  BLUE CHIP PORTFOLIO
                                                        ----------------------------------------
                                                         2001       2000       1999      1998(e)
                                                        ------     ------     ------     -------
PER SHARE DATA:
Net asset value, beginning of period                    $10.66     $10.66     $10.22     $10.00
                                                        ------     ------     ------     ------
Income (loss) from investment operations:
  Net investment income (loss)                            0.06       0.06       0.05       0.00
  Net realized and unrealized gain (loss) on
     investments                                         (0.51)      0.04       0.56       0.23
                                                        ------     ------     ------     ------
Total income (loss) from investment operations            0.45       0.10       0.61       0.23
                                                        ------     ------     ------     ------
Less distributions:
  Dividends from net investment income                   (0.06)     (0.06)     (0.05)     (0.01)
  Distributions from net realized capital gains           0.00      (0.04)     (0.12)      0.00
                                                        ------     ------     ------     ------
Total Distributions                                      (0.06)     (0.10)     (0.17)     (0.01)
                                                        ------     ------     ------     ------
Net asset value, end of period                          $10.15     $10.66     $10.66     $10.22
                                                        ======     ======     ======     ======
Total return(a)                                          (4.23)%     1.08%      5.86%      2.34%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)                  $ 10.2     $  7.9     $  4.8     $  2.9
  Ratio of expenses to average net assets                 1.20%      1.25%      1.35%      1.84%(b)*
  Ratio of net investment income (loss) to average net
     assets                                               0.63%      0.60%      0.53%      0.25%(b)
  Portfolio turnover rate                                   27%        35%        29%        32%
  Ratios assuming no fees reimbursed by Adviser:
     Ratios of expenses to average net assets             1.20%      1.25%      1.35%      2.26%(b)*



* The Adviser reimbursed certain first-year expenses of this portfolio.



                                                               NASDAQ-100 INDEX
                                                                  PORTFOLIO
                                                              ------------------
                                                               2001      2000(e)
                                                              ------     -------
PER SHARE DATA:
Net asset value, beginning of period                          $ 6.09     $10.00
                                                              ------     ------
Income (loss) from investment operations:
  Net investment loss                                          (0.02)     (0.05)
  Net realized and unrealized loss on investments              (1.97)     (3.86)
                                                              ------     ------
Total loss from investment operations                          (1.99)     (3.91)
                                                              ------     ------
Net asset value, end of period                                $ 4.10     $ 6.09
                                                              ======     ======
Total return(a)                                               (32.68)%   (39.10)%(e)
Ratios/supplemental data:
  Net assets, end of period (millions)                        $  9.9     $  6.6
  Ratio of expenses to average net assets (c)                   0.74%      1.12%(b)
  Ratio of net investment loss to average net assets           (0.60)%    (0.86)%(b)
  Portfolio turnover rate                                         58%        36%


FINANCIAL HIGHLIGHTS FOOTNOTES

(a) This total return information does not reflect expenses that apply to any separate account or the related variable annuity or variable life insurance contracts. Including of those charges would reduce the total return figures for all periods shown.

(b) Annualized.

(c) The Adviser has waived part of the management fee for the Money Market portfolio, to the extent such fee exceeds an annual rate of 0.25% of the portfolio's daily net asset value. As a result, the actual ratios of expenses to average net assets were 0.34% in 2001, 0.43% in 2000, 0.41% in 1999, 0.41%
    in 1998 and 0.43% in 1997. On and after January 1, 1999, the Adviser has waived part of the management fee for the International portfolio, to the extent that fee exceeds an annual rate of 0.85% of the portfolio's daily net asset value. As a result, the actual ratio of expenses to average net assets was 1.25% in 2001, 1.20% in 2000 and 1.26% in 1999. On and after March 1,
    2001, the Adviser has waived part of the management fee for the Nasdaq-100 Index portfolio, to the extent that fee exceeds an annual rate of 0.40% of the portfolio's daily net asset value. As a result, the actual ratio of expenses to average net assets was 1.05% in 2001.



(d)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums and accreting discounts on all debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities or accrete discounts on long-term debt securities. The effect of this accounting change had no impact on the total net assets of the Fund, but resulted in the following increases/decreases to "cost of securities", "unrealized appreciation (depreciation)", "interest income", "net realized gain (loss)" and "unrealized appreciation (depreciation) on investments".



                                   INCREASE
                                  (DECREASE)                                                         UNREALIZED
                                      IN            UNREALIZED                        NET           APPRECIATION
                                    COST OF        APPRECIATION      INTEREST      REALIZED        (DEPRECIATION)
            PORTFOLIO              SECURITY*      (DEPRECIATION)*    INCOME**    GAIN (LOSS)**    ON INVESTMENT**
            ---------             ----------      ---------------    --------    -------------    ----------------
   Bond........................    $104,851          $(104,851)      $ 11,878      $(134,003)        $ 122,125
   High Income Bond............    $681,457          $(681,457)      $257,623      $(119,327)        $(138,296)
   Growth & Income.............    $137,710          $(137,710)      $438,039      $(450,548)        $  12,509
   Omni........................    $(99,730)         $  99,730       $ 39,775      $  (4,739)        $ (35,036)



    *Cumulative effect of accounting change based on securities held as of December 31, 2000.



   **Effect of accounting change for the year ended December 31, 2001.



   Without the change in the amortization method, the following amounts would have been shown for 2001 in the Financial Highlights for the affected portfolios:



                                                                        HIGH
                                                                       INCOME    GROWTH &
                                                              BOND      BOND      INCOME      OMNI
                                                              -----    ------    --------    ------
   Net investment income....................................  $0.64    $ 0.91     $ 0.13     $ 0.25
   Net realized and unrealized gain (loss)..................  $0.17    $(0.58)    $(2.06)    $(2.27)
   Net investment income ratio..............................   6.35%     7.01%      0.80%      1.85%


(e) Total return was calculated on an aggregate basis (not annualized) for the Core Growth, Growth & Income, S&P 500 Index and Social Awareness portfolios, from the commencement of their operations, January 3, 1997, through December 31, 1997; for the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, from the commencement of their operations, May 1, 1998, through December 31, 1998, and for the Nasdaq-100 Index portfolio from the commencement of its operations, May 1, 2000, through December 31, 2000.

ADDITIONAL INFORMATION


Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information
(SAI), dated May 1, 2002, which is incorporated herein by reference.


In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-800-SEC-0330. Reports and other information are also available in the Securities Exchange Commission's Internet Site at http://www.sec.gov. and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015

                                     PART B.

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                            OHIO NATIONAL FUND, INC.

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 2002.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .22
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . .27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . 31

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 31

Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . 31

The S&P 500 . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

The Nasdaq-100 Index. . . . . . . . . . . . . . . . . . . . . . . .32

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

                                    THE FUND


The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Discovery (formerly called Small Cap) portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Core Growth portfolio, the Growth & Income portfolio, the S&P 500 Index portfolio, the Social Awareness portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Equity Income portfolio, the Blue Chip portfolio, the Nasdaq-100 Index portfolio, the Bristol portfolio and the Bryton Growth portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and National Security Life and Annuity Company ("NSLAC") to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Discovery portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index and Social Awareness portfolios in 1997, the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios in 1998, the Nasdaq-100 Index portfolio in 2000, and the Bristol and Bryton Growth portfolios in 2002. The investments held by each portfolio are maintained separately from those held by the other portfolios.


The investment and reinvestment of the assets of the Money Market, Bond, S&P 500 Index, Social Awareness and Nasdaq-100 Index portfolios, and the fixed-income component of the Omni portfolio, are directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC's home office is at 100 Court Street, Binghamton, New York 13902.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Funds Management, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Discovery portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.


The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Management LLC ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.


The investment and reinvestment of Core Growth portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as sub-adviser. The principal business address of Pilgrim Baxter is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087.

The investment and reinvestment of Growth & Income and Capital Growth portfolio assets is managed by RS Investment Management Co. LLC. ("RSIM") as sub-adviser. The principal business address of RSI is 555 California Street, San Francisco, California 94104.

The investment and reinvestment of Bristol and Bryton Growth portfolio assets and the equity component of the Omni portfolio are managed by Suffolk Capital Management, LLC ("Suffolk") as sub-adviser. The principal business address of Suffolk is 1633 Broadway, New York, New York 10019. Suffolk is 81% owned by ONLI's parent, Ohio National Financial Services, Inc.


The investment and reinvestment of High Income Bond, Equity Income and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.


U.S. Bancorp Fund Services, LLC is the Fund's transfer agent and fund accounting agent. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International and International Small Company portfolios. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.



                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 2001, are as stated below:


                                                  One            Five             Ten          From        Inception
                                                  Year           Years           Years        Inception       Date
                                                  ----           ------          -----        ---------     -------
Equity*                                           -8.43%         5.06%           9.01%           9.86%     1/14/1971
Money Market                                       3.78%         5.18%           4.65%           6.92%     3/20/1980
Bond                                               8.41%         5.83%           6.48%           7.91%     11/2/1982
Omni                                             -13.07%         0.36%           5.82%           8.20%     9/10/1984
International*                                   -29.57%        -0.54%            N/A            6.22%      5/3/1993
International Small Company*                     -29.28%         3.52%            N/A            5.67%     3/31/1995
Capital Appreciation*                              9.69%        13.38%            N/A           14.27%      5/1/1994
Discovery                                        -18.36%        12.41%            N/A           17.35%      5/1/1994
Aggressive Growth*                               -31.82%        -8.66%            N/A           -3.02%     3/31/1995
Core Growth                                      -39.50%         1.68%            N/A            1.68%      1/3/1997
Growth & Income                                  -12.84%        13.64%            N/A           13.64%      1/3/1997
Capital Growth                                   -14.46%         N/A              N/A           20.81%      5/1/1998
S&P 500 Index                                    -13.34%        11.01%            N/A           11.01%      1/3/1997
High Income Bond                                   4.27%         N/A              N/A           -0.37%      5/1/1998
Equity Income                                    -11.83%         N/A              N/A           -0.82%      5/1/1998
Blue Chip                                         -4.23%         N/A              N/A            1.34%      5/1/1998
Social Awareness                                 -19.78%        -4.31%            N/A           -4.31%      1/3/1997
Nasdaq-100 Index                                 -32.68%         N/A              N/A          -41.39%      5/1/2000
Bristol                                            N/A           N/A              N/A            N/A        5/1/2002
Bryton Growth                                      N/A           N/A              N/A            N/A        5/1/2002


In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 2001 (assuming a hypothetical initial investment of $1,000) were as follows:


                                  Five Years      Ten Years   From Inception


Equity*                              $ 1,280       $ 2,370       N/A
Money Market                         $ 1,287       $ 1,575       N/A
Bond                                 $ 1,328       $ 1,874       N/A
Omni                                 $ 1,018       $ 1,761       N/A
International*                       $   973       N/A           $ 1,686
International Small Company*         $ 1,189       N/A           $ 1,451
Capital Appreciation*                $ 1,874       N/A           $ 2,782
Discovery                            $ 1,795       N/A           $ 3,410
Aggressive Growth*                   $   636       N/A           $ 1,451
Core Growth                          $ 1,087       N/A           $ 1,087
Growth & Income                      $ 1,895       N/A           $ 1,895
Capital Growth                       N/A           N/A           $ 2,000
S&P 500 Index                        $ 1,686       N/A           $ 1,686
High Income Bond                     N/A           N/A           $   987
Equity Income                        N/A           N/A           $   970
Blue Chip                            N/A           N/A           $ 1,050
Social Awareness                     $   802       N/A           $   802
Nasdaq-100 Index                     N/A           N/A           $   410
Bristol                              N/A           N/A           N/A
Bryton Growth                        N/A           N/A           N/A


*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc. Prior to May 1, 2002, the equity component of the Omni portfolio was managed by the Adviser.

PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2001, the turnover rate for this portfolio was 20%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 12% in 2001.


      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but generally is not expected to exceed 150% annually. The turnover rate for this portfolio was 118% in 2001.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 201% in 2001.


      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 126% in 2001.

      DISCOVERY PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 112% in 2001.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 221% in 2001.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in excess of 100% annually. The turnover rate for this portfolio was 111% in 2001.


      CORE GROWTH PORTFOLIO - Although the securities held in this portfolio are generally held for appreciation, Pilgrim Baxter's disciplined response to its analytic process will occasionally result in sales without regard to the length of time a security has been held. The annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 208% in 2001.

      GROWTH & INCOME PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 407% in 2001.


      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 10% in 2001.

      SOCIAL AWARENESS PORTFOLIO - This portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate generally is not expected to exceed 150%. The turnover rate for this portfolio was 150% in 2001.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 142% in 2001.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 41% in 2001.

      EQUITY INCOME PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 96% in 2001.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 27% in 2001.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not expected to exceed 100%. The turnover rate was 58% in 2001.


      BRISTOL PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually.

      BRYTON GROWTH PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually.



                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni and Strategic Income portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100 Index portfolio);

      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Growth & Income and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income, Strategic Income and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;

      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;


      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Bristol and Bryton Growth portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Discovery and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, and (d) each of the Equity and Nasdaq-100 Index portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income portfolio may sell securities short;

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Bond portfolios of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or
            (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 80% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND


The Fund's Board of Directors is responsible for the management of all the Fund's portfolios. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.


The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:


                                   Director or        Position with                Principal Occupation
Name and address          Age      Officer Since      the Fund                     during past five years
----------------          ---      -------------      -------------                ----------------------


James E. Bushman           57       March 2000        Director,                    Director, President & CEO, Cast-Fab
3040 Forrer Street                                    Member of Audit              Technologies, Inc.; Director, The Midland
Cincinnati, Ohio                                      and Independent              Company, Hilltop Basic Resources, Inc.,
                                                      Directors Committees         Littleford Group, Inc., Portman Equipment
                                                                                   Co., Rotex, Inc., Steinhauser Printing Co.,
                                                                                   Ante Investments, Inc., Carlisle Construction
                                                                                   Co. Inc., EGC Construction Co. Inc., Factory
                                                                                   Power Co. and Security Systems Equipment Corp.

Joseph A. Campanella       59       May 2002          Director, Member of          Retired. Until 2001 was Executive Vice President,
7473 Pinehurst Drive                                  Audit and Independent        Community Banking Div., Firstar Bank, N.A.;
Cincinnati, Ohio                                      Directors Committees         Director of Ohio Savings Bank; Trustee of
                                                                                   University of Cincinnati College of Nursing.

Ross Love                  56       March 1977        Director,                    Director, President & CEO, Blue Chip Enterprises
615 Windings Way                                      Member of Audit              Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                      and Independent              Cincinnati; Director, Partnership for a
                                                      Directors Committees         Drug Free America (Chairman of African-American
                                                                                   Task Force); Advisory Board, Syracuse
                                                                                   University School of Management; Director,
                                                                                   Association of National Advertisers.

John J. Palmer*            63       July 1997         President and                Director and Executive Vice President, Strategic
One Financial Way                                     Director                     Initiatives, ONLI; Director of the Adviser;
Cincinnati, Ohio                                                                   Director and CEO of NSLAC.

George M. Vredeveld        59       March 1996        Director, Member             Professor of Economics, University of
University of Cincinnati                              of Audit and                 of Cincinnati; Director of Center for
P.O. Box 210223                                       Independent                  Economic Education; Private Consultant;
Cincinnati, Ohio                                      Directors Committees         Director of Benchmark Savings Bank

Ronald L. Benedict         60       March 1975        Secretary                    Corporate Vice President, Counsel and
One Financial Way                                                                  Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                                   the Adviser; Director of the Fund until
                                                                                   2002.


Thomas A. Barefield       49      February 1998          Vice President              Senior Vice President, Institutional Sales,
One Financial Way                                                                     ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                                      Vice President of Life Insurance Company
                                                                                      of Virginia

Michael A. Boedeker       59      March 1992              Vice President              Senior Vice President & Chief Investment
One Financial Way                                                                     Officer, ONLI; Vice President and Director of
Cincinnati, Ohio                                                                      the Adviser

Christopher A. Carlson    43      March 2000              Vice President              Senior Vice President & Chief Investment
One Financial Way                                                                     Officer, ONLI; President and Director of the
Cincinnati, Ohio                                                                      Adviser

Dennis R. Taney           54      December 1993           Treasurer                   Assistant Vice President, Mutual Fund
One Financial Way                                                                     Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                                      Adviser

*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.


All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser. The "Fund Complex" consists of the Fund, ONE Fund and Dow Target. The Board oversees the entire Fund Complex which now consists of 52 portfolios. None of the directors owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC.

COMMITTEES OF THE BOARD

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee met three times in 2001. All three of its members were present at all three meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

     The Independent Directors also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Board has not adopted a written charter for the Audit Committee. The Audit Committee meets at least twice a year with the independent auditors, KPMG LLP, to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met twice in 2001. Messrs. Bushman and Love were present for both of those meetings. Dr. Vredeveld was unable to attend one of the meetings.


COMPENSATION OF DIRECTORS


Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 2001:



Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
--------                                      -------------                           ------------------
James E. Bushman                                 $ 11,600                                    $20,050
Joseph A. Campanella                                None                                       None
Ross Love                                          11,600                                     20,050
George M. Vredeveld                                11,200                                     19,200


Directors and officers of the Fund who are affiliated with the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

 The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, High Income Bond, Equity Income, Blue Chip, Bristol and Bryton Growth Portfolios, and the equity component of the Omni portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSI, Federated Investment, or Suffolk, as the case may be.


The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond, Social Awareness, and Omni portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Capital Growth and Blue Chip portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Discovery and Aggressive Growth portfolios, 0.80% of each portfolio's average daily net assets,

(e) for the Core Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Growth & Income portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the High Income Bond, Equity Income and Nasdaq-100 Index portfolios, 0.75% of each portfolio's average daily net assets;


(i) for the International Small Company portfolio, 1.00% of the portfolio's average daily net assets;


(j) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million;


(k) for the Bristol portfolio, 0.80% of the first $100 million of average daily net assets, 0.75% of the next $400 million, and 0.70% of average daily net assets over $500 million, and

(l) for the Bryton Growth portfolio, 0.85% of the first $100 million of average daily net assets, 0.80% of the next $400 million, and 0.75% of average daily net assets over $500 million.


However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%; as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%; and as to the Nasdaq-100 Index portfolio, the Adviser is presently waiving any of its fees in excess of 0.40%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.


Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, High Income Bond, Equity Income, Blue Chip, Bristol and Bryton Growth portfolios, and the equity component of the Omni portfolio, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSIM, Federated Investment and Suffolk, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:


(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Discovery portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) Pilgrim Baxter a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;


(f) RSIM fees at an annual rate of


        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

(g) Suffolk fees at an annual rate of


        (i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol portfolio,

        (ii) 0.50% of the first $100 million, 0.45% of the next $400 million, an 0.40% of average daily net assets in excess of $500 million of the Bryton Growth portfolio, and


        (iii) 0.30% of the first $100 million, 0.25% of the next %150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni portfolio;

(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios;

(i) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31*:


                                     2001            2000            1999
                                     ----            ----            ----
      Equity                       $2,764,653     $2,685,082      $1,848,965
      Money Market**                  277,385        200,912         130,264
      Bond                            252,168        153,509         160,182
      Omni                            643,249        923,432       1,070,139
      International**                 828,858      1,419,725       1,010,896
      Capital Appreciation            723,968        494,220         574,228
      Discovery                     1,008,138      1,483,802         826,722
      International Small Company     231,072        384,635         239,451
      Aggressive Growth               147,379        208,920         186,707
      Core Growth                     214,860        395,068         180,739
      Growth & Income                 912,586      1,037,491         607,062
      S&P 500 Index                   721,747        808,566         618,602
      Social Awareness                 14,987         21,462          24,814
      Capital Growth                  327,116        356,203          64,947
      High Income Bond                118,384        102,652          86,401
      Equity Income                    71,760         51,897          22,667
      Blue Chip                        82,900         53,570          33,744
      Nasdaq-100 Index**               35,091         31,286             N/A
      Bristol                             N/A            N/A             N/A
      Bryton Growth                       N/A            N/A             N/A
                                   ----------     -----------   ------------
          Total                    $9,376,301     $10,812,432     $7,686,530



   * The Nasdaq-100 Index portfolio commenced operations on May 1, 2000. The Bristol and Bryton Growth portfolios commenced operations on May 1, 2002.

  ** For the Money Market portfolio, an additional $47,168, $33,485 and $26,125 was earned but waived in 2001, 2000 and 1999, respectively, as described above. For the International portfolio, an additional $48,756, $85,963 and $59,465 was earned but waived in 2001, 2000 and 1999 as described above. For the Nasdaq-100 Index portfolio, an additional $24,378 was earned but waived in 2001 as described above.


The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 2001.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:


                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------

Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni (Investment Advisory and Service)                                                  01-24-1996          03-28-1996
Omni (Sub-Advisory)                                                                     03-20-2002          04-30-2002
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Discovery (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Discovery (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-07-2001          03-27-2002
Core Growth (Investment Advisory and Service)                                           08-22-1996          01-02-1997
Core Growth (Sub-Advisory)                                                              08-30-2000          02-01-2001
Growth & Income (Investment Advisory and Service)                                       08-22-1996          01-02-1997
Growth & Income (Sub-Advisory)                                                          02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Social Awareness                                                                        08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           02-24-1999          04-05-1999
High Income Bond                                                                        02-11-1998          04-30-1998
Equity Income                                                                           02-11-1998          04-30-1998
Blue Chip                                                                               02-1119-98          04-30-1998
Nasdaq-100 Index                                                                        03-08-2000          05-01-2000
Bristol                                                                                 03-20-2002          04-30-2002
Bryton Growth                                                                           03-20-2002          04-30-2002


These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.


CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics. These codes restrict employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities that may be purchased or held by the Fund.



                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios, and the fixed-income component of the Omni portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.


In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.


Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

The Board of Directors has authorized the Adviser and sub-advisers, in their discretion and consistent with best execution and the best interests of the applicable portfolio, to effect securities transactions through Lynch, Jones & Ryan, Inc. (a subsidiary of Instinet Corp.) for the purpose of recapturing a portion of the normal negotiated brokerage commissions, or fixed income spreads, as an alternative to receiving research or other soft dollar credits. The amounts of any recaptured commissions or spreads are negotiated. They have the effect of reducing the applicable portfolio's operating expenses.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:

                                       2001         2000         1999
                                       ----         ----         ----

Equity                              $  331,955    $209,185   $  817,693
Money Market                              None        None         None
Bond                                      None        None         None
Omni                                   321,697     298,775      224,752
International                          760,894   1,653,000    2,225,000
Capital Appreciation                   438,634     638,186       50,971
Discovery                              139,125     175,942      113,023
International Small Company            272,573     539,000      560,000
Aggressive Growth                       34,833      43,694      195,628
Core Growth                             39,341      39,183       50,123
Growth & Income                      1,080,342     172,737      581,431
S&P 500 Index                           25,316      32,675       81,560
Social Awareness                         9,561       5,118       41,407
Capital Growth                          65,250      32,980        9,804
High Income Bond                          None        None          114
Equity Income                           15,368       8,009        3,954

Blue Chip                      10,241           7,389            3,649
Nasdaq-100 Index                9,480           2,411              N/A
Bristol                           N/A             N/A              N/A
Bryton Growth                     N/A             N/A              N/A
                           ----------       ----------       ----------
Total                      $3,554,610       $3,858,284       $4,959,109


In 2001, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, J.J. Kenney and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS

At December 3l, 2001 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

                              INDEPENDENT AUDITORS


For the fiscal year ended December 31, 2001, KPMG LLP, certified public accountants with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.


                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2001 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.

                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                   THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              THE NASDAQ-100 INDEX

The Nasdaq-100 Index portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-100 Index portfolio. Nasdaq makes no representation or warranty, express or implied to investors in the portfolio or any member of the public regarding the advisability of investing in securities generally or the portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolio. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolio.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
-----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
-----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

DUFF & PHELPS, INC. ("D & P")

Commercial Paper:
-----------------

D&P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -8.43%
Three year                                   0.81%
Five year                                    5.06%
Ten year                                     9.01%
Since inception (1/14/71)                    9.86%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the year ended December 31, 2001, the Ohio National Equity Portfolio declined (8.43)% versus the S&P 500 Index decline of (11.88)% for the same period. Five of the major sectors within the S&P 500 outperformed the overall market and six underperformed. Fortunately, the Ohio National Equity Portfolio is overweighted in three sectors, financials, consumer staples, and consumer cyclicals, which represent over 40% combined of the market value of the S&P 500. We are underweighted in both technology and health care, two areas which performed poorly during the year relative to the market.

We believe the long-term oriented, valuation driven strategy that is employed by the Fund coupled with current market conditions has and should continue to result in the opportunity for above average risk adjusted rates of return: 1) Financials. This sector, the largest in the market, looks under priced to us. It represents about 18% of the market's capitalization, but almost 30% of the market. A strongly upward sloping yield curve, low inflation, a Fed whom we believe is months, if not years away from tightening, solid reserves and an approaching peak in non-performing assets all support our view. In the last recession, in 1990, non-performers peaked at about 4% of assets; this year they should peak at less than 1% of assets. Return on equity at the bottom of this cycle for banks should be about 13%, the first time the industry has earned above the cost of capital at the bottom of the cycle in at least a generation.
2) Under-priced growth stocks. In a world of low nominal growth, true growth companies should command very high multiples. Inflation this year should be under 2% and may average as low as 0.5% to 1%. Companies such as United Healthcare, Waste Management, and Fannie Mae, which we believe can grow consistently at over 10% per year should be worth significant premiums to the market, yet all trade at discounts. Fannie Mae is one of only three companies in the S&P 500 to have grown at double-digit rates every year for 15 years (Home Depot and ADP are the others). 3) Undervalued Industries. The supermarket industry has consolidated to three major independents, all of whom are well managed, show solid results, and earn above the cost capital. They are worth more than today's price of 60% of the market's multiple. 4) Cyclicals. Some cyclicals trade below where we believe they should on normalized earnings either because the economy is depressed or because their business model is misunderstood. In this category are companies such as Lucent Technologies (which should be much improved under new CEO Pat Russo), Amazon.com, Nextel, and Eastman Kodak.

As always, we appreciate your support and welcome your comments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
'91                                                                    $    10000                         $    10000
                                                                             9866                               9936
'92                                                                       10754.9                            10766.6
                                                                            11369                            11285.6
'93                                                                       12271.7                              11842
                                                                          11880.3                              11437
'94                                                                         12302                            11997.4
                                                                          14340.5                            14414.9
'95                                                                       15648.3                            16487.7
                                                                          17159.9                            18169.5
'96                                                                       18520.7                            20293.5
                                                                            20784                            24453.7
'97                                                                       21885.5                            27040.9
                                                                            23818                            31829.8
'98                                                                       23136.8                            34767.7
                                                                          25281.6                            39071.9
'99                                                                       27733.9                            42084.4
                                                                          26857.5                            41903.4
'00                                                                       25890.6                            38249.4
                                                                            27035                            35686.7
'01                                                                         23707                            33706.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Waste Management, Inc.                 6.8
 2.  United Health Group, Inc.              6.5
 3.  Albertson's, Inc.                      4.6
 4.  MGIC Investment                        4.5
 5.  Washington Mutual, Inc.                4.4
 6.  AOL Time Warner Inc.                   4.4
 7.  Banc One Corp.                         4.3
 8.  Citigroup, Inc.                        3.9
 9.  Nextel Communications, Inc.            3.7
10.  Int'l Business Machines                3.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                17.9
 2.  Medical & Related                      11.4
 3.  Telecommunications & Cellular           9.9
 4.  Computer & Related                      7.3
 5.  Food & Related                          7.2

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.4%)
   104,850   General Motors Corp. .............  $  5,095,710
                                                 ------------
             BANKING (17.9%)
   378,600   Banc One Corp. ...................    14,784,330
   262,033   Citigroup Inc. ...................    13,227,426
   251,600   Fleet Boston Financial Corp. .....     9,183,400
   247,899   J P Morgan Chase & Co. ...........     9,011,129
   465,700   Washington Mutual Inc. ...........    15,228,390
                                                 ------------
                                                   61,434,675
                                                 ------------
             COMPUTER & RELATED (7.3%)
   349,900   *Dell Computer Corp. .............     9,510,282
   492,300   *Gateway Inc. ....................     3,958,092
    95,200   International Business Machines...    11,515,392
                                                 ------------
                                                   24,983,766
                                                 ------------
             CONSUMER PRODUCTS (3.0%)
   350,200   Eastman Kodak Co. ................    10,306,386
                                                 ------------
             DIVERSIFIED (0.7%)
   258,800   Corning Corp. ....................     2,308,496
                                                 ------------
             ENTERTAINMENT & LEISURE (0.7%)
   116,232   *Metro-Goldwyn-Mayer Inc. ........     2,545,481
                                                 ------------
             FINANCIAL SERVICES (6.3%)
    95,200   Bear Stearns Co. Inc. ............     5,582,528
   131,200   Fannie Mae........................    10,430,400
   157,000   MBNA Corp. .......................     5,526,400
                                                 ------------
                                                   21,539,328
                                                 ------------
             FOOD & RELATED (7.2%)
   495,500   Albertson's Inc. .................    15,603,295
   437,300   *Kroger Co. ......................     9,126,451
                                                 ------------
                                                   24,729,746
                                                 ------------
             HOTEL/LODGING (3.6%)
   189,247   *MGM Grand Inc. ..................     5,463,561
   231,600   Starwood Hotels & Resorts WW......     6,913,260
                                                 ------------
                                                   12,376,821
                                                 ------------
             INSURANCE SERVICES (4.7%)
        10   *Berkshire Hathaway Inc. CL A.....       756,000
   248,800   MGIC Investment Corp. ............    15,355,936
                                                 ------------
                                                   16,111,936
                                                 ------------
             MEDICAL & RELATED (11.4%)
   281,500   *Health Net Inc. .................     6,131,070
   291,600   McKesson HBOC Inc. ...............    10,905,840
   314,660   UnitedHealth Group Inc. ..........    22,268,488
                                                 ------------
                                                   39,305,398
                                                 ------------
             MULTIMEDIA (4.4%)
   465,900   *AOL Time Warner Inc. ............    14,955,390
                                                 ------------
             RETAIL (4.5%)
   910,500   *Amazon.com Inc. .................     9,851,610

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
   275,000   *Toys 'R' Us Inc. ................  $  5,703,500
                                                 ------------
                                                   15,555,110
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
   230,800   Comverse Technology...............  $  5,162,996
   381,300   *Lucent Technologies..............     2,398,377
 1,164,340   *Nextel Communications Inc. ......    12,761,166
   610,800   Qwest Communications Intl.........     8,630,604
   346,800   *Tellabs Inc. ....................     5,188,128
                                                 ------------
                                                   34,141,271
                                                 ------------
             UTILITIES (2.9%)
   610,900   *AES Corp. .......................     9,988,215
                                                 ------------
             WASTE SERVICES (6.8%)
   728,875   Waste Management Inc. ............    23,258,401
                                                 ------------
             TOTAL U.S. COMMON STOCKS (92.7%)
              (COST $334,309,054)..............  $318,636,130
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (6.5%)
             ADVERTISING (3.3%)
 1,012,689   *WPP Group PLC....................  $ 11,201,334
             BANKING (3.2%)
 1,025,363   *Lloyds TSB Group PLC.............    11,132,598
                                                 ------------
             TOTAL UNITED KINGDOM..............    22,333,932
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (6.5%)
              (COST $20,963,531)...............  $ 22,333,932
                                                 ------------
             TOTAL COMMON STOCKS (99.2%) (COST
              $355,272,585)....................  $340,970,062
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.1%)
$3,679,356   Goldman Sachs 1.760% 01/02/02
              Repurchase price $3,679,716
              Collateralized by FNMA
              Certificates pool #535333 Market
              Value: $3,771,931 Face Value:
              $4,575,000 Due: 05/01/30
              Interest: 6.500%.................  $  3,679,356
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.1%)
              (COST $3,679,356)................  $  3,679,356
                                                 ------------
             TOTAL HOLDINGS (100.3%) (COST
              $358,951,941) (a)................  $344,649,418
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.3%)..............    (1,097,751)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $343,551,667
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $2,536,012. See note 1.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $358,951,941)...........  $344,649,418
  Receivable for securities sold...........       793,073
  Receivable for fund shares sold..........       909,557
  Dividends & accrued interest
    receivable.............................       245,650
  Other....................................         1,554
                                             ------------
    Total assets...........................   346,599,252
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,609,981
  Payable for fund shares redeemed.........       195,317
  Payable for investment management
    services (note 3)......................       229,067
  Other accrued expenses...................        13,220
                                             ------------
    Total liabilities......................     3,047,585
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,168,092
  Paid-in capital in excess of par value...   361,664,049
  Accumulated net realized loss on
    investments............................   (19,977,951)
  Net unrealized depreciation on
    investments............................   (14,302,523)
                                             ------------
Net assets at market value.................  $343,551,667
                                             ============
Shares outstanding (note 4)................    16,168,092
Net asset value per share..................  $      21.25
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    117,685
  Dividends (net of withholding tax of
    $56,837)................................     4,099,100
  Loss on foreign currency settlements......        (8,594)
  Other income..............................        13,513
                                              ------------
    Total investment income.................     4,221,704
                                              ------------
Expenses:
  Management fees (note 3)..................     2,764,653
  Custodian fees (note 3)...................        66,298
  Directors' fees (note 3)..................         9,099
  Professional fees.........................        10,026
  Accounting and transfer agent fees (note
    3)......................................       253,243
  Printing fees.............................        43,548
  Filing fees...............................        16,002
  Conversion expense (note 3)...............        60,602
  Other.....................................         1,779
                                              ------------
    Total expenses..........................     3,225,250
                                              ------------
    Net investment income...................       996,454
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (19,376,845)
  Change in unrealized appreciation
    (depreciation) on investments...........   (13,015,561)
                                              ------------
    Net loss on investments.................   (32,392,406)
                                              ------------
    Net decrease in net assets from
      operations............................  $(31,395,952)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    996,454     $  1,016,811
  Realized gain (loss) on investments.......................   (19,376,845)      15,163,634
  Unrealized appreciation (depreciation) on investments.....   (13,015,561)     (39,043,988)
                                                              ------------     ------------
      Net decrease in assets from operations................   (31,395,952)     (22,863,543)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (982,942)      (1,013,923)
    Capital gains distributions.............................             0      (16,271,442)
    Distributions in excess of capital gains................             0         (614,618)
    Return of capital.......................................       (13,095)      (2,227,428)
                                                              ------------     ------------
      Total dividends and distributions.....................      (996,037)     (20,127,411)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    60,552,524       66,077,053
  Received from dividends reinvested........................       996,037       20,127,411
  Paid for shares redeemed .................................   (26,737,057)     (31,695,625)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    34,811,504       54,508,839
                                                              ------------     ------------
         Increase in net assets.............................     2,419,515       11,517,885
Net Assets:
  Beginning of period.......................................   341,132,152      329,614,267
                                                              ------------     ------------
  End of period (a) ........................................  $343,551,667     $341,132,152
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $23.28     $26.48     $36.31     $35.44     $32.30
Income (loss) from investment operations:
  Net investment income.....................................    0.06       0.08       0.12       0.45       0.51
  Net realized & unrealized gain (loss) on investments......   (2.03)     (1.82)      6.85       1.56       5.24
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (1.97)     (1.74)      6.97       2.01       5.75
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.06)     (0.08)     (0.11)     (0.45)     (0.63)
    Distributions from net realized capital gains...........    0.00      (1.18)    (16.68)     (0.69)     (1.98)
    Distributions in excess of capital gains................    0.00      (0.04)      0.00       0.00       0.00
    Return of capital.......................................    0.00      (0.16)     (0.01)      0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.06)     (1.46)    (16.80)     (1.14)     (2.61)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.25     $23.28     $26.48     $36.31     $35.44
                                                              ======     ======     ======     ======     ======
Total return................................................   (8.43)%    (6.64)%    19.87%      5.72%     18.17%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.91%      0.76%      0.64%      0.67%
  Ratio of net investment income to average net assets......    0.29%      0.30%      0.31%      1.25%      1.43%
Portfolio turnover rate.....................................      20%        36%       124%        25%        19%
Net assets at end of period (millions)......................  $343.6     $341.1     $329.6     $296.9     $288.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES              COST
-------------------------------------------------------------
             FINANCE (6.6%)
$3,000,000   Alaska Housing Financial Corp
              2.120% 12/01/32 (b)...............  $ 3,000,000
 2,000,000   Associates Corp NA 7.500%
              04/15/02..........................    2,028,890
 1,000,000   *Goldman Sachs Group LP Float
              2.556% 01/17/02...................    1,000,236
 1,000,000   *Goldman Sachs Group LP Float
              2.970% 01/14/02...................    1,000,335
 3,000,000   Merrill Lynch & CO. MTN Ser B
              7.520% 05/03/02...................    3,053,355
 1,175,000   Merrill Lynch & CO. MTN 2.100%
              03/25/02..........................    1,175,923
                                                  -----------
             TOTAL MEDIUM-TERM NOTES (6.6%)
              (COST $11,258,739)................  $11,258,739
                                                  -----------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AEROSPACE (2.9%)
$5,000,000   General Dynamics 4(2) (144A)
              2.000% 01/14/02..................  $  4,996,389
                                                 ------------
             AUTOMOTIVE & RELATED (4.7%)
 5,000,000   American Honda Finance 1.800%
              01/10/02.........................     4,997,750
 1,000,000   Daimler Chrysler Holdings 2.550%
              01/08/02.........................       999,504
 1,000,000   Ford Motor Credit 2.840%
              01/04/02.........................       999,772
 1,000,000   General Motors Acceptance Corp.
              2.850% 01/07/02..................       999,525
                                                 ------------
                                                    7,996,551
                                                 ------------
             BUSINESS SERVICES (2.9%)
 5,000,000   Cintas Corp. No.2 4(2) (144A)
              2.020% 01/25/02..................     4,993,267
                                                 ------------
             CONSUMER PRODUCTS (2.9%)
 5,000,000   American Home Products 4(2) (144A)
              2.030% 01/23/02..................     4,993,797
                                                 ------------
             FINANCE (6.7%)
 7,000,000   American General Finance 1.840%
              01/22/02.........................     6,992,487
 3,437,000   General Electric Capital Corp.
              1.920% 01/10/02..................     3,435,496
 1,081,000   Household Finance 1.830%
              01/28/02.........................     1,079,516
                                                 ------------
                                                   11,507,499
                                                 ------------
             FOOD & RELATED (19.3%)
 6,000,000   Campbell Soup Company 1.930%
              01/04/02.........................     5,999,035
 6,000,000   Coca Cola 1.800% 01/07/02.........     5,998,200
 1,000,000   General Mills 4(2) (144A) 2.700%
              01/03/02.........................       999,850
 7,109,000   Kraft Foods 1.720% 01/16/02.......     7,103,905
 6,000,000   Nestle Capital 4(2) (144A) 1.740%
              01/09/02.........................     5,997,680
 7,000,000   Philip Morris 1.760% 01/11/02.....     6,996,578
                                                 ------------
                                                   33,095,248
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INSURANCE (11.9%)
$7,109,000   Allstate Corp. 4(2) (144A) 1.750%
              01/17/02.........................  $  7,103,471
 6,000,000   New York Life 4(2) (144A) 1.750%
              03/01/02.........................     5,982,792
 6,328,000   Prudential Funding 1.930%
              01/03/02.........................     6,327,322
 1,000,000   Safeco Credit 4(2) (144A) 2.300%
              01/02/02.........................       999,936
                                                 ------------
                                                   20,413,521
                                                 ------------
             MEDIA & PUBLISHING (12.0%)
 6,525,000   Gannett Co. 4(2) (144A) 1.850%
              01/08/02.........................     6,522,653
 7,000,000   Tribune Company 4(2) (144A) 1.750%
              02/15/02.........................     6,984,688
 7,000,000   Washington Post 4(2) (144A) 1.770%
              01/24/02.........................     6,992,084
                                                 ------------
                                                   20,499,425
                                                 ------------
             MEDICAL & RELATED (6.4%)
 5,000,000   Abbott Labs 1.950% 01/02/02.......     4,999,729
 6,000,000   Amgen 4(2) (144A) 1.780%
              01/15/02.........................     5,995,847
                                                 ------------
                                                   10,995,576
                                                 ------------
             RETAIL (4.7%)
 1,000,000   Sears Roebuck Acceptance Corp
              2.600% 01/22/02..................       998,483
 7,000,000   Walgreen Company 1.750%
              01/15/02.........................     6,995,018
                                                 ------------
                                                    7,993,501
                                                 ------------
             TELECOMMUNICATIONS &CELLULAR (5.9%)
 5,000,000   Bell South Corp. 4(2) (144A)
              1.750% 01/18/02..................     4,995,868
 5,000,000   SBC Communications 4(2) (144A)
              2.000% 02/07/02..................     4,989,723
                                                 ------------
                                                    9,985,591
                                                 ------------
             UTILITIES (1.2%)
 2,000,000   Muncipal Elec. Authority of
              Georgia 1.870% 01/14/02..........     2,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (81.5%)
              (COST $139,470,365)..............  $139,470,365
                                                 ------------
             TOTAL HOLDINGS (88.1%) (COST
              $150,729,104) (a)................  $150,729,104
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (11.9%)..............    20,408,505
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $171,137,609
                                                 ============

---------------

       (a) Represents cost for federal income tax and financial reporting purposes.
       (b) Bond is a 7 day "rolling" asset that is money market eligible under Rule 2a-7. Interest resets every 7 days and the bond is eligible to be repurchased by the broker any time, at par, with a 7 day settlement.
         * The rate reflected is the rate in effect at December 31, 2001. The maturity date reflected is the final maturity date.
4(2)(144A)  Security exempt from registration under Section 4(2) of the
            Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At the period end, the value of these securities amounted to $72,548,045 or 42.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at amortized
    cost
    (note 1)...............................  $150,729,104
  Cash.....................................           529
  Receivable for fund shares sold..........    20,367,194
  Accrued interest receivable..............        88,436
  Other....................................           432
                                             ------------
    Total assets...........................   171,185,695
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........         9,318
  Payable for investment management
    services (note 3)......................        32,860
  Other accrued expenses...................         5,908
                                             ------------
    Total liabilities......................        48,086
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 17,114,097
  Paid-in capital in excess of par value...   154,026,864
  Accumulated net realized loss on
    investments............................        (3,352)
                                             ------------
Net assets.................................  $171,137,609
                                             ============
Shares outstanding (note 4)................    17,114,097
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $4,228,743
                                               ----------
    Total investment income..................   4,228,743
                                               ----------
Expenses:
  Management fees (note 3)...................     324,553
  Custodian fees (note 3)....................      18,867
  Directors' fees (note 3)...................       2,000
  Professional fees..........................       9,203
  Accounting and transfer agent fees (note
    3).......................................      80,101
  Printing fees..............................      12,936
  Filing fees................................       2,982
  Conversion expense (note 3)................      14,139
  Other......................................         920
                                               ----------
    Total expenses...........................     465,701
                                               ----------
      Less fees waived by advisor (note 3)...     (47,168)
                                               ----------
    Net expenses.............................     418,533
                                               ----------
    Net investment income....................   3,810,210
                                               ----------
Realized loss on investments:
    Net realized loss on investments.........        (126)
                                               ----------
    Net increase in net assets from
      operations.............................  $3,810,084
                                               ----------

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                                  2001              2000
                                                              -------------     -------------
From operations:
  Net investment income.....................................  $   3,810,210     $   4,113,385
  Realized loss on investments..............................           (126)           (3,006)
                                                              -------------     -------------
      Net increase in assets from operations................      3,810,084         4,110,379
                                                              -------------     -------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............     (3,810,210)       (4,113,385)
                                                              -------------     -------------
From capital share transactions (note 4):
  Received from shares sold.................................    882,572,110       501,906,601
  Received from dividends reinvested........................      3,810,210         4,113,385
  Paid for shares redeemed..................................   (791,172,365)     (497,247,281)
                                                              -------------     -------------
      Increase in net assets derived from capital share
       transactions.........................................     95,209,955         8,772,705
                                                              -------------     -------------
         Increase in net assets.............................     95,209,829         8,769,699
Net Assets:
  Beginning of period.......................................     75,927,780        67,158,081
                                                              -------------     -------------
  End of period.............................................  $ 171,137,609     $  75,927,780
                                                              =============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.36       0.62       0.49       0.52       0.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.36)     (0.62)     (0.49)     (0.52)     (0.52)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    3.78%      6.34%      5.02%      5.39%      5.37%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    0.38%      0.38%      0.36%      0.36%      0.38%
  Ratio of net investment income to average net assets......    3.43%      6.16%      4.90%      5.26%      5.11%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.42%      0.43%      0.41%      0.41%      0.43%
Net assets at end of period (millions)......................  $171.1     $ 75.9     $ 67.2     $ 44.4     $ 29.1

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     8.41%
Three year                                   4.90%
Five year                                    5.83%
Ten year                                     6.48%
Since inception (11/2/82)                    7.91%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Bond Portfolio gained 8.41% versus 8.28% returned by Lehman Brothers Government-Corporate Bond Index-Intermediate. Our portfolio contains a higher percentage of "BBB" rated securities than the index; however, both benefited from the outperformance of assets in this area over all other classes of investment-grade securities in 2001. We had particularly good performances from France Telecom and Tyson Foods, Inc. during the year. Deep cyclical credits negatively impacted Mississippi Chemical Corp., IMC Global Inc., and US Industries Inc. during the period but we believe this should turn around in 2002.

We expect that 2002 will be a year in which our category of bonds will perform well. A gradually improving economy, improved corporate profits, and better consumer psychology will likely be favorable to the portfolio.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Bond Portfolio (Commenced operations November 2, 1982)
'91                                                                                                       $    10000
                                                                                                               10343
'92                                                                                                          10753.6
                                                                                                               11586
'93                                                                                                          11903.4
                                                                                                             11370.1
'94                                                                                                          11446.3
                                                                                                             12810.7
'95                                                                                                          13610.1
                                                                                                             13415.5
'96                                                                                                          14114.4
                                                                                                             14597.1
'97                                                                                                          15424.8
                                                                                                             15858.2
'98                                                                                                          16229.3
                                                                                                             16177.4
'99                                                                                                            16323
                                                                                                             16763.7
'00                                                                                                            17280
                                                                                                               18049
'01                                                                                                            18733

                                                              Lehman Bros. Govt./Corp. Index - Intermediate
'91                                                                                              $    10000
                                                                                                      10301
'92                                                                                                   10404
                                                                                                    11050.1
'93                                                                                                 11318.6
                                                                                                    11022.1
'94                                                                                                 11099.2
                                                                                                    12164.8
'95                                                                                                   12801
                                                                                                    12774.1
'96                                                                                                 13319.5
                                                                                                    13696.5
'97                                                                                                 14367.6
                                                                                                    14860.4
'98                                                                                                 15572.2
                                                                                                    15481.9
'99                                                                                                 15632.1
                                                                                                    16133.9
'00                                                                                                 17211.6
                                                                                                    17800.3
'01                                                                                                 18636.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp Bond Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.
 TOP 10 LONG TERM BOND HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  U.S. Treasury Note 5.00%
     2/15/11                                2.7
 2.  Mirant America's General
     8.59% 10/01/21                         2.3
 3.  Poltach Corporation 9.425%
     12/01/09                               2.0
 4.  Franchise Financial Corp. of
     America 8.25% 10/30/03                 2.0
 5.  ERAC USA Finance 6.95%
     03/01/04                               2.0
 6.  France Telecom 7.75% 3/1/11            2.0
 7.  Tyson Foods, Inc. 8.25%
     10/01/11                               1.9
 8.  Anixter, Inc. 8.0% 9/15/03             1.9
 9.  Radian Group 7.75% 6/1/11              1.9
10.  Domtar Inc. 7.875% 10/15/11            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electrical Equipment                   10.4
 2.  Oil, Energy & Natural Gas               8.6
 3.  Financial Services                      8.6
 4.  Forestry & Paper Products               6.6
 5.  Telecommunications & Cellular           6.4

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (2.7%)
$1,500,000   US Treasury Note 5.000% 02/15/11...  $ 1,495,899
                                                  -----------
             AIR COURIER (0.6%)
   415,004   Federal Express Corp. 7.020%
              01/15/16..........................      347,775
                                                  -----------
             AUTOMOTIVE & RELATED (1.7%)
 1,000,000   Goodyear Tire & Rubber 7.857%
              08/15/11..........................      930,764
                                                  -----------
             BROADCAST RADIO & TV (0.4%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      220,758
                                                  -----------
             BUILDING & CONSTRUCTION (3.3%)
 1,000,000   Pulte Homes Inc. (144A) 7.875%
              08/01/11..........................      992,736
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      805,000
                                                  -----------
                                                    1,797,736
                                                  -----------
             BUSINESS SERVICES (2.4%)
   900,000   Cendant Corp. 7.750% 12/01/03......      915,521
   500,000   Comdicso Inc. 9.500% 08/15/03......      402,500
                                                  -----------
                                                    1,318,021
                                                  -----------
             CHEMICALS (2.2%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      436,476
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      255,500
   500,000   Nova Chemicals 7.000% 08/15/26.....      499,759
                                                  -----------
                                                    1,191,735
                                                  -----------
             COMPUTER & RELATED (1.4%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      782,400
                                                  -----------
             ELECTRICAL EQUIPMENT (6.4%)
 1,000,000   Anixter Inc. 8.000% 09/15/03.......    1,047,372
   500,000   Apogent Technology 8.000%
              04/01/11..........................      526,485
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      513,000
   500,000   Avista Corp. 9.750% 06/01/08.......      522,160
   500,000   Pioneer 8.500% 08/01/06............      501,040
   371,000   Tektronix Inc. 7.500% 08/01/03.....      388,488
                                                  -----------
                                                    3,498,545
                                                  -----------
             FINANCIAL SERVICES (8.6%)
 1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................    1,082,937
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................    1,084,791
 1,000,000   GMAC Note 7.250% 03/02/11..........    1,005,765
 1,000,000   Radian Group 7.750% 06/01/11.......    1,046,268
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      529,634
                                                  -----------
                                                    4,749,395
                                                  -----------
             FOOD & RELATED (2.8%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................      471,250
 1,000,000   Tyson Foods Inc. (144A) 8.250%
              10/01/11..........................    1,060,805
                                                  -----------
                                                    1,532,055
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOREIGN GOVERNMENT (0.9%)
$  200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................  $   206,251
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      277,143
                                                  -----------
                                                      483,394
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.6%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      910,478
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      307,627
 1,000,000   Domtar Inc. 7.875% 10/15/11........    1,041,842
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
 1,000,000   Potlatch Corp. 9.425% 12/02/09.....    1,107,642
                                                  -----------
                                                    3,626,898
                                                  -----------
             HOTEL & LODGING (2.4%)
   700,000   ITT Corp. 6.750% 11/15/05..........      679,900
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      664,015
                                                  -----------
                                                    1,343,915
                                                  -----------
             INSURANCE (1.2%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      252,889
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      426,691
                                                  -----------
                                                      679,580
                                                  -----------
             MACHINERY (2.0%)
   550,000   Briggs & Stratton 8.875%
              03/15/11..........................      577,500
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      503,655
                                                  -----------
                                                    1,081,155
                                                  -----------
             MEDICAL & RELATED (5.9%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      253,750
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      316,314
 1,000,000   Healthsouth (144A) 8.375%
              10/01/11..........................    1,035,000
 1,000,000   Thermolase Corp. (144A) 4.375%
              08/05/04..........................      942,500
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      673,738
                                                  -----------
                                                    3,221,302
                                                  -----------
             METALS & MINING (2.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      479,746
 1,000,000   Santa Fe PFC Gold 8.375%
              07/01/05..........................    1,036,872
                                                  -----------
                                                    1,516,618
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.6%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      231,019
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      522,639
   125,000   Marathon Oil 7.000% 06/01/02.......      127,216
 1,000,000   Ocean Energy Inc. 7.250%
              10/01/11..........................    1,035,000
   400,000   PDV America Inc. 7.875% 08/01/03...      409,426
 1,000,000   Pennzoil -- Quaker State 8.650%
              12/01/02..........................    1,016,016
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      412,368
 1,000,000   WCG Note Trust (144A) 8.250%
              03/15/04..........................      970,067
                                                  -----------
                                                    4,723,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (4.0%)
$1,000,000   Bay Apartment Communities 6.625%
              01/15/08..........................  $   992,939
   900,000   Colonial Properties 8.050%
              07/15/06..........................      951,197
   250,000   Sun Communities 7.625% 05/01/03....      260,242
                                                  -----------
                                                    2,204,378
                                                  -----------
             RESTAURANTS (0.9%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      507,624
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (6.4%)
 1,000,000   Citizens Communications (144A)
              7.625% 08/15/08...................    1,023,947
 1,000,000   France Telecom (144A) 7.750%
              03/01/11..........................    1,073,194
 1,000,000   Sing Communications (144A) 6.375%
              12/01/11..........................    1,000,870
   200,000   Sprint Corp. 8.125% 07/15/02.......      205,361
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      260,487
                                                  -----------
                                                    3,563,859
                                                  -----------
             TRANSPORTATION (4.4%)
   700,000   Delta Air Lines 7.700% 12/15/05....      639,078
 1,000,000   General American Trans. 10.125%
              03/15/02..........................    1,002,266
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      367,074
   463,755   Northwest Airlines 8.070%
              01/02/15..........................      399,119
                                                  -----------
                                                    2,407,537
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (9.1%)
$  200,000   Cleveland Electric Illumination
              7.625% 08/01/02...................  $   204,869
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      516,456
 1,000,000   Ipalco Enterprises (144A) 7.625%
              11/04/11..........................      950,384
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      210,289
 1,500,000   Mirant Americas General (144A)
              8.500% 10/01/21...................    1,253,463
   700,000   Niagara Mohawk Power 8.750%
              04/01/22..........................      732,995
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      215,460
   700,000   Texas Utilities 7.480% 01/01/17....      718,860
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      212,748
                                                  -----------
                                                    5,015,524
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (87.7%) (COST $48,561,318)........  $48,240,618
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$1,058,000   American Express 1.990% 01/03/02...  $ 1,057,887
 2,415,000   General Electric Capital Corp.
              1.580% 01/04/02...................    2,414,682
                                                  -----------
                                                    3,472,569
                                                  -----------
             RETAIL (4.0%)
 2,219,000   Sears Roebuck Acceptance Corp.
              1.750% 01/02/02...................    2,218,889
                                                  -----------
             TOTAL SHORT-TERM NOTES (10.3%)
              (COST $5,691,458).................  $ 5,691,458
                                                  -----------
             TOTAL HOLDINGS (98.0%) (COST
              $54,252,776) (a)..................  $53,932,076
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.0%)................    1,084,467
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $55,016,543
                                                  ===========

---------------

   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $132,733.
        See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $12,190,903 or 22.2% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $54,252,776).............  $53,932,076
  Cash......................................        2,577
  Receivable for fund shares sold...........      207,086
  Accrued interest receivable...............    1,008,148
  Other.....................................           73
                                              -----------
    Total assets............................   55,149,960
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       85,164
  Payable for investment management services
    (note 3)................................       27,412
  Accrued Professional Fees.................        8,337
  Other accrued expenses....................       12,504
                                              -----------
    Total liabilities.......................      133,417
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,492,970
  Paid-in capital in excess of par value....   50,658,612
  Accumulated net realized loss on
    investments.............................     (947,072)
  Net unrealized depreciation on
    investments.............................     (320,700)
  Undistributed net investment income.......      132,733
                                              -----------
Net assets at market value..................  $55,016,543
                                              ===========
Shares outstanding (note 4).................    5,492,970
Net asset value per share...................  $     10.02
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $3,003,075
                                               ----------
    Total investment income..................   3,003,075
                                               ----------
Expenses:
  Management fees (note 3)...................     252,168
  Custodian fees (note 3)....................       7,256
  Directors' fees (note 3)...................         799
  Professional fees..........................       8,302
  Accounting and transfer agent fees (note
    3).......................................      35,062
  Printing fees..............................       5,076
  Filing fees................................       1,302
  Conversion expense (note 3)................       5,056
  Other......................................         417
                                               ----------
    Total expenses...........................     315,438
                                               ----------
    Net investment income....................   2,687,637
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........    (147,912)
  Change in unrealized appreciation
    (depreciation) on investments............     532,378
                                               ----------
    Net gain on investments..................     384,466
                                               ----------
    Net increase in net assets from
      operations.............................  $3,072,103
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2001            2000
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $ 2,687,637     $ 1,740,303
  Realized loss on investments..............................     (147,912)       (493,362)
  Unrealized appreciation (depreciation) on investments.....      532,378         220,652
                                                              -----------     -----------
      Net increase in assets from operations................    3,072,103       1,467,593
                                                              -----------     -----------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............   (2,680,901)     (1,737,583)
    Return of capital.......................................      105,843               0
                                                              -----------     -----------
      Total dividends and distributions.....................   (2,786,744)     (1,737,583)
From capital share transactions (note 4):
  Received from shares sold.................................   31,661,621       5,973,273
  Received from dividends reinvested........................    2,786,744       1,737,583
  Paid for shares redeemed..................................   (7,588,369)     (5,553,346)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................   26,859,996       2,157,510
                                                              -----------     -----------
         Increase in net assets.............................   27,145,355       1,887,520
Net Assets:
  Beginning of period.......................................   27,871,188      25,983,668
                                                              -----------     -----------
  End of period (a).........................................  $55,016,543     $27,871,188
                                                              ===========     ===========
(a) Includes undistributed net investment income of.........  $   132,733     $    21,146
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001      2000       1999       1998       1997
                                                              ------     -----     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.84     $9.94     $10.56     $10.68     $10.62
Income (loss) from investment operations:
  Net investment income.....................................    0.64(a)   0.67       0.68       0.67       0.71
  Net realized & unrealized gain (loss) on investments......    0.17(a)  (0.10)     (0.62)     (0.12)      0.23
                                                              ------     -----     ------     ------     ------
    Total income from investment operations.................    0.81      0.57       0.06       0.55       0.94
                                                              ------     -----     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.63)    (0.67)     (0.68)     (0.67)     (0.88)
                                                              ------     -----     ------     ------     ------
Net asset value, end of period..............................  $10.02     $9.84     $ 9.94     $10.56     $10.68
                                                              ======     =====     ======     ======     ======
Total return................................................    8.41%     5.86%      0.58%      5.22%      9.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.75%     0.77%      0.77%      0.72%      0.78%
  Ratio of net investment income to average net assets......    6.38%(a)  6.80%      6.57%      6.21%      6.67%
Portfolio turnover rate.....................................      12%        7%         8%        12%        10%
Net assets at end of period (millions)......................  $ 55.0     $27.9     $ 26.0     $ 28.4     $ 21.8
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.64
      Net realized and unrealized gain (loss)...............  $ 0.17
      Net investment income ratio...........................    6.35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -13.07%
Three year                                   -6.24%
Five year                                     0.36%
Ten year                                      5.82%
Since inception (9/10/84)                     8.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

2001 was another roller-coaster ride for equity and fixed income investors. U.S. corporate bonds significantly out performed the S&P 500 Index for the year and traded periods of gains and losses with the stock market. U.S. investment grade corporate bonds have now had double-digit gains over the last two years. During the third quarter of calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. During the year ended December 31, 2001 the Ohio National Omni Portfolio declined (13.07)% versus the Russell 3000 Lehman Brothers Government/Corporate Intermediate Index (Combined) gain of 8.28% for the same period. Large growth companies that the portfolio primarily invests in were down an average 20.90% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The portfolio had increased its cash and bond weightings before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names and fixed income positions were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings, Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has outperformed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the equity portion of the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                                 60% RUSSELL 3000/
                                                OMNI PORTFOLIO (COMMENCED       40% LEHMAN BROTHERS
                                                OPERATIONS SEPTEMBER 10,      INTERMEDIATE GOVERNMENT/
                                                          1984)               CORPORATE BOND INDEX
                                                -------------------------   ------------------------
'91                                                  $  10000.00                 $  10000.00
                                                        10145.00                    10039.20
'92                                                     10860.20                    10807.90
                                                        11598.70                    11388.30
'93                                                     12256.40                    11916.90
                                                        11871.50                    11460.40
'94                                                     12190.90                    11863.90
                                                        13833.00                    13806.80
'95                                                     14965.90                    15444.10
                                                        16037.50                    16500.30
'96                                                     17291.60                    17968.30
                                                        19166.00                    20354.70
'97                                                     20429.00                    22339.50
                                                        22026.60                    24916.60
'98                                                     21354.80                    26617.70
                                                        22638.20                    28688.00
'99                                                     23779.10                    32966.50
                                                        24492.50                    33503.20
'00                                                     20248.00                    32211.60
                                                        18419.60                    31162.20
'01                                                     17601.70                    30360.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as determined by total market capitalization.

The Lehman Brothers Government/Corporate Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Citigroup, Inc.                        2.4
 2.  Williams Cos.                          2.3
 3.  Tyco International Ltd.                2.2
 4.  Microsoft Corp.                        2.1
 5.  General Electric                       2.1
 6.  Cendant Corporation                    2.1
 7.  El Paso Corporation                    2.1
 8.  JP Morgan Chase & Company              2.1
 9.  Amerisourcebergen Corp.                2.0
10.  Target Corp.                           2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Financial Services                      8.4
 2.  Oil, Energy & Natural Gas               6.4
 3.  Computer & Related                      6.0
 4.  Drug/Biotechnology                      5.8
 5.  Banking                                 5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    12,400   Northrup Grumman Corp. ............  $ 1,250,044
                                                  -----------
             AUTOMOTIVE & RELATED (0.8%)
    50,000   Ford Motor Co. ....................      786,000
                                                  -----------
             BANKING (5.6%)
    31,000   Banc One Corp. ....................    1,210,550
    44,597   Citigroup Inc. ....................    2,251,257
    50,000   Fleet Boston Financial Corp. ......    1,825,000
                                                  -----------
                                                    5,286,807
                                                  -----------
             BROADCAST RADIO & TV (1.3%)
    25,000   *Cablevision Systems CL A..........    1,186,250
                                                  -----------
             BUILDING & CONSTRUCTION (0.7%)
    25,000   Masco Co. .........................      612,500
                                                  -----------
             BUSINESS SERVICES (2.1%)
   100,000   *Cendant Corp. ....................    1,961,000
                                                  -----------
             COMPUTER & RELATED (6.0%)
    18,000   Hewlett Packard Co. ...............      369,720
    30,000   *Microsoft Corp. ..................    1,987,500
    43,000   *NCR Corp. ........................    1,584,980
    65,000   *Oracle Systems....................      897,650
    50,000   Symbol Technologies................      794,000
                                                  -----------
                                                    5,633,850
                                                  -----------
             CONSUMER PRODUCTS (1.8%)
    10,000   Black & Decker.....................      377,300
    10,000   Johnson & Johnson Co. .............      591,000
     9,700   Procter & Gamble...................      767,561
                                                  -----------
                                                    1,735,861
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.8%)
    30,000   Amerisource Bergen Corp. ..........    1,906,500
    30,000   Ivax Corp. ........................      604,200
    20,000   Merck & Co. .......................    1,176,000
    45,000   Pfizer Inc. .......................    1,793,250
                                                  -----------
                                                    5,479,950
                                                  -----------
             ELECTRICAL EQUIPMENT (2.1%)
    49,000   General Electric Co. ..............    1,963,920
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.6%)
    42,500   *American Power Conversion.........      614,550
    40,000   *Fisher Scientific Intl............    1,168,000
    10,000   Intel Corp. .......................      314,500
    10,000   *International Rectifier Corp. ....      348,800
                                                  -----------
                                                    2,445,850
                                                  -----------
             FINANCIAL SERVICES (8.4%)
    20,000   American Express Co. ..............      713,800
    15,000   Franklin Resources Inc. ...........      529,050
    10,000   Goldman Sachs Group Inc. ..........      927,500
    53,500   JP Morgan Chase & Co. .............    1,944,725
    35,000   Mellon Financial Corp. ............    1,316,700
    60,000   Metris Companies Inc. .............    1,542,600
    35,000   Stilwell Financial Inc. ...........      952,700
                                                  -----------
                                                    7,927,075
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             FOOD & RELATED (3.4%)
    91,400   Archer Daniels Midland Co. ........  $ 1,311,590
    35,000   Kraft Foods Inc. ..................    1,191,050
    15,000   Philip Morris Co. Inc. ............      687,750
                                                  -----------
                                                    3,190,390
                                                  -----------
             INSURANCE SERVICES (1.2%)
    14,000   American International Group.......    1,111,600
                                                  -----------
             MACHINERY (0.6%)
    10,000   *Mettler Toledo Intl...............      518,500
                                                  -----------
             MANUFACTURING (2.0%)
    10,000   *SPX Corp. ........................    1,369,000
    12,000   Textron Inc. ......................      497,520
                                                  -----------
                                                    1,866,520
                                                  -----------
             MEDICAL & RELATED (5.4%)
    25,000   Becton Dickinson Co. ..............      828,750
    85,000   *Health Mgmt. Assoc. CL A..........    1,564,000
   120,000   *Humana Inc. ......................    1,414,800
    25,000   Medtronic Inc. ....................    1,280,250
                                                  -----------
                                                    5,087,800
                                                  -----------
             METALS & MINING (0.7%)
    20,000   Alcoa Inc. ........................      711,000
                                                  -----------
             MULTIMEDIA (3.9%)
    40,000   *AOL Time Warner...................    1,284,000
    30,000   *Gemstar TV Guide Intl. Inc. ......      831,000
    35,000   *Viacom Inc. CL B..................    1,545,250
                                                  -----------
                                                    3,660,250
                                                  -----------
             OIL, ENERGY & NATURAL GAS (6.4%)
    22,000   Apache Corp. ......................    1,097,360
    10,000   Chevron Texaco Corp. ..............      896,100
    18,000   EOG Resources Inc. ................      703,980
    10,600   Praxair............................      585,650
    20,000   USX Marathon.......................      600,000
    85,000   Williams Cos. Inc. ................    2,169,200
                                                  -----------
                                                    6,052,290
                                                  -----------
             RETAIL (4.3%)
    25,000   *Federated Dept. Stores............    1,022,500
    45,000   Target Corp. ......................    1,847,250
    20,000   Wal-Mart Stores Inc. ..............    1,151,000
                                                  -----------
                                                    4,020,750
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (4.7%)
    60,000   *AT&T Wireless Services............      862,200
    15,000   *Qualcom Inc. .....................      757,500
    97,000   Qwest Communications Intl..........    1,370,610
    30,000   Verizon Communications.............    1,423,800
                                                  -----------
                                                    4,414,110
                                                  -----------
             UTILITIES (2.6%)
    28,000   *Calpine Corp. ....................      470,120
    43,739   El Paso Corp. .....................    1,951,197
                                                  -----------
                                                    2,421,317
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             WASTE SERVICES (0.9%)
    27,000   Waste Management Inc. .............  $   861,570
                                                  -----------
             TOTAL U.S. COMMON STOCKS (74.6%)
              (COST $64,639,600)................  $70,185,204
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.2%)
             DIVERSIFIED MANUFACTURING (2.2%)
    35,000   Tyco Intl. Ltd. ...................  $ 2,061,500
                                                  -----------
             SINGAPORE (0.5%)
             ELECTRONICS/SEMICONDUCTORS (0.5%)
    20,000   Flextronics........................      479,800
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (2.7%)
              (COST $1,821,466).................  $ 2,541,300
                                                  -----------
             TOTAL COMMON STOCKS (77.3%) (COST
              $66,461,066)......................  $72,726,504
                                                  -----------

                                                     MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    13,000   S&P 500 Depository Receipt..........  $1,484,990
                                                   ----------
             TOTAL DEPOSITORY SHARES (1.6%) (COST
              $1,811,065)........................  $1,484,990
                                                   ----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
$  500,000   AAR Corp. 7.250% 10/15/03..........  $   509,352
                                                  -----------
             BUSINESS SERVICES (2.2%)
 2,000,000   Cendant Corp. 7.750% 12/01/03......    2,034,490
                                                  -----------
             CHEMICALS (1.0%)
 1,000,000   Geon Company 7.500% 12/15/15.......      962,645
                                                  -----------
             FINANCIAL SERVICES (1.1%)
 1,000,000   Equifax Inc. 6.500% 06/15/03.......    1,040,067
                                                  -----------
             FOOD & RELATED (2.2%)
 2,000,000   ARAMARK Services 8.150% 05/01/05...    2,069,320
                                                  -----------
             FORESTRY & PAPER PRODUCTS (1.0%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02..........................      717,795
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      259,309
                                                  -----------
                                                      977,104
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (0.5%)
$  500,000   Continental Corp. 7.250%
              03/01/03..........................  $   505,777
                                                  -----------
             MEDICAL & RELATED (0.5%)
   500,000   Bergen Brunswig 7.375% 01/15/03....      507,500
                                                  -----------
             METALS & MINING (1.8%)
 2,000,000   Teck Corp. 3.750% 07/15/06.........  $ 1,660,000
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.5%)
   375,000   Marathon Oil 7.000% 06/01/02.......      381,648
 1,000,000   Nabors Industries 8.625%
              04/01/08..........................    1,070,187
                                                  -----------
                                                    1,451,835
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (2.5%)
 2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03..........................    1,990,968
   300,000   Sprint Corp. 8.125% 07/15/02.......      308,041
                                                  -----------
                                                    2,299,009
                                                  -----------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02...................      409,738
 1,000,000   Great Lakes Power 9.000%
              08/01/04..........................    1,054,389
                                                  -----------
                                                    1,464,127
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (16.4%) (COST $15,258,047)........  $15,481,226
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (6.3%)
$3,300,000   American Express Credit Corp.
              1.590% 01/02/02...................  $ 3,299,854
 2,649,000   General Electric Capital Corp.
              1.870% 01/03/02...................    2,648,766
                                                  -----------
                                                    5,948,620
                                                  -----------
             TOTAL SHORT-TERM NOTES (6.3%) (COST
              $5,948,620).......................  $ 5,948,620
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $89,478,798) (a)..................  $95,641,340
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.6%)...............   (1,551,189)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $94,090,151
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $49,370.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1)(Cost $89,478,798)..............  $95,641,340
  Cash......................................        1,342
  Receivable for securities sold............    5,455,268
  Receivable for fund shares sold...........        1,450
  Dividends & accrued interest receivable...      283,709
  Other.....................................          517
                                              -----------
    Total assets............................  101,383,626
                                              -----------
Liabilities:
  Payable for securities purchased..........    6,999,393
  Payable for fund shares redeemed..........      185,795
  Payable for investment management services
    (note 3)................................       47,966
  Other accrued expenses....................       60,321
                                              -----------
    Total liabilities.......................    7,293,475
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,147,661
  Paid-in capital in excess of par value....   93,261,714
  Accumulated net realized loss on
    investments.............................  (12,476,342)
  Net unrealized appreciation on
    investments.............................    6,162,542
  Distributions in excess of net investment
    income..................................       (5,424)
                                              -----------
Net assets at market value..................  $94,090,151
                                              ===========
Shares outstanding (note 4).................    7,147,661
Net asset value per share...................  $     13.16
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  2,138,538
  Dividends (net of withholding tax of
    $2,604).................................       734,505
  Other income..............................        10,836
                                              ------------
    Total investment income.................     2,883,879
                                              ------------
Expenses:
  Management fees (note 3)..................       643,249
  Custodian fees (note 3)...................        25,987
  Directors' fees (note 3)..................         3,509
  Professional fees.........................         9,705
  Accounting and transfer agent fees (note
    3)......................................        96,791
  Printing fees.............................        17,251
  Filing fees...............................         5,965
  Conversion expense (note 3)...............        24,391
  Other.....................................         2,525
                                              ------------
    Total expenses..........................       829,373
                                              ------------
    Net investment income...................     2,054,506
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (12,487,179)
  Change in unrealized appreciation
    (depreciation) on investments...........    (6,119,079)
                                              ------------
      Net loss on investments...............   (18,606,258)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(16,551,752)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $  2,054,506     $  1,882,191
  Realized gain (loss) on investments.......................   (12,487,179)      24,705,187
  Unrealized appreciation (depreciation) on investments.....    (6,119,079)     (49,791,252)
                                                              ------------     ------------
      Net decrease in assets from operations................   (16,551,752)     (23,203,874)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............    (1,987,523)      (1,934,142)
    Capital gains distributions.............................             0      (24,954,792)
                                                              ------------     ------------
      Total dividends and distributions.....................    (1,987,523)     (26,888,934)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................     4,225,216        5,176,680
  Received from dividends reinvested........................     1,987,523       26,888,934
  Paid for shares redeemed..................................   (26,454,976)     (39,150,193)
                                                              ------------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (20,242,237)      (7,084,579)
                                                              ------------     ------------
         Decrease in net assets.............................   (38,781,512)     (57,177,387)
Net Assets:
  Beginning of period.......................................   132,871,663      190,049,050
                                                              ------------     ------------
  End of period (a).........................................  $ 94,090,151     $132,871,663
                                                              ============     ============
(a) Includes undistributed (distributions in excess of) net
  investment income of......................................  $     (5,424)    $     38,160
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $15.44     $22.55     $21.44     $21.06     $19.40
Income (loss) from investment operations:
  Net investment income.....................................    0.26(a)    0.25       0.48       0.58       0.56
  Net realized & unrealized gain (loss) on investments......   (2.28)(a)  (3.55)      1.91       0.38       2.87
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (2.02)     (3.30)      2.39       0.96       3.43
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.26)     (0.25)     (0.48)     (0.58)     (0.69)
    Distributions from net realized capital gains...........    0.00      (3.56)     (0.80)      0.00      (1.08)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.26)     (3.81)     (1.28)     (0.58)     (1.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $13.16     $15.44     $22.55     $21.44     $21.06
                                                              ======     ======     ======     ======     ======
Total return................................................  (13.07)%   (14.85)%    11.36%      4.53%     18.15%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.76%      0.67%      0.67%      0.65%      0.71%
  Ratio of net investment income to average net assets......    1.89%(a)   1.13%      2.18%      2.71%      2.69%
Portfolio turnover rate.....................................     118%        87%        41%        18%        18%
Net assets at end of period (millions)......................  $ 94.1     $132.9     $190.0     $214.4     $193.7
(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
    Financial Statements, these amounts would have been:
      Net investment income.................................  $ 0.25
      Net realized and unrealized gain (loss)...............  $(2.27)
      Net investment income ratio...........................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -29.57%
Three year                                   -2.83%
Five year                                    -0.54%
Since inception (5/3/93)                      6.22%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year of 2001, the Morgan Stanley Capital International (MSCI) World Index net total return measured (16.82)%. Value stocks outperformed growth stocks with the MSCI World Index Value returning (14.93)% versus the MSCI World Index Growth returning (19.38)%. Underlying the World Index, twenty out of twenty-two MSCI developed national indices reported negative returns. Europe slightly outperformed its Asian counterparts with the MSCI Europe Index gross total return measuring (19.64)% versus the MSCI All Country Asia Pacific Free Index gross total return of (20.73)%. Emerging Markets outperformed the World Market with the performance of the MSCI Emerging Market Free Index gross total return of (2.37)%. Asia's under-performance can be attributed to its export dependence on an ailing U.S. consumer. The worst performing industry for the year ended December 31, 2001 was the technology, hardware & equipment industry, whose performance as measured by the MSCI Technology Hardware & Equipment Index was (36.22)%. The best performing industry was the retailing industry, whose performance as measured by the MSCI World Retailing Index was 6.54%, as investors felt this industry bottomed out in 2000. The performance of other noteworthy MSCI World sectors are: Energy (7.24)%; Materials (5.04)%; Consumer Staples (8.38)%; Financials (16.87)% and Information Technology (29.56)%. Undeniably, global investors continued to feel the repercussions of a global recession.

For the year ended December 31, 2001, the Ohio National International Portfolio declined (29.57)%, versus MSCI Europe, Australia & Far East (EAFE) Index decline of (21.44)% for the same period. The portfolio was hurt by its exposure to financial companies such as Nikko Cordial Corp. and Axa S.A., along with its exposure to telecommunications, media & technology companies such as Energis PLC. and Cap Gemini S.A. The portfolio benefited by its stock selection in consumer discretionary companies such as Sega Corp., media companies such as Sogecable S.A., and Asian real estate companies such as Mitsubishi Estate and Hutchison Whampoa.

Some of our top holdings as of December 31, 2001 include: Vodafone Group PLC (4.1% of net assets), the world's largest wireless phone service provider, based in the UK; Allianz AG (2.6%), the world's second largest insurance company, based in Germany; and TotalFinaElf S.A. (2.2%), one of the world's largest integrated oil companies, based in France.

We expect the U.S. economy to stabilize in the second half of 2002. This should be driven by the effects of loose fiscal and monetary policy and improved consumer sentiment. We believe that the first stage to the market recovery will be liquidity driven followed by improvements in corporate profits during the fourth quarter.

Given our belief that we are close to an economic trough, we have positioned the portfolio towards early cyclical companies, selective technology companies and consumer discretionary stocks. Specifically, we have found good opportunities in airlines such as the German airline, Lufthansa and Singapore Airlines, software companies such as Amdocs and media companies like Publicis, based in France. In addition, we have made investments in Asia by owning property companies in Hong Kong and Singapore as well as selective technology companies in Taiwan such as United Microelectronics.

We will likely remain underweighted in Japan for the foreseeable future. The portfolio's holdings there include Sega and Japan Telecom. Overall, while we believe that the equity markets will remain volatile for at least the first half of 2002, we believe that investing now for the economic and business turn should provide value to our shareholders over time.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 3, 1993)                       EAFE
                                                            ----------------------------------                 ----
5/93                                                                  $     10000                         $    10000
                                                                             9936                              10052
'93                                                                       12496.5                              10826
                                                                          13253.8                            11791.7
'94                                                                       13504.3                            11698.5
                                                                          14287.5                            12021.4
'95                                                                       15139.1                            13049.2
                                                                            16812                            13658.6
'96                                                                       17331.4                            13879.9
                                                                          19366.2                            15456.7
'97                                                                       17696.8                            14040.8
                                                                          19367.4                            16298.6
'98                                                                       18383.5                            16741.9
                                                                          18188.6                            17406.6
'99                                                                       30773.4                            21256.9
                                                                          29305.5                            20393.9
'00                                                                       23942.6                            18246.4
                                                                          19853.2                            15533.2
'01                                                                       16863.3                              13862

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Vodafone Airtouch                      4.1
 2.  Allianz AG-Reg                         2.6
 3.  Aventis SA                             2.6
 4.  Total Fina Elf                         2.2
 5.  Bouygues                               2.1
 6.  Sega Enterprises                       2.1
 7.  Vivendi Universal                      1.9
 8.  Union Fenosa                           1.9
 9.  Deutsche Lufthansa-Reg                 1.9
10.  Unilever N.V                           1.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  United Kingdom                         17.6
 2.  Japan                                  16.0
 3.  France                                 14.8
 4.  Germany                                 9.3
 5.  Spain                                   6.7

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
              UNITED KINGDOM (17.6%)
     94,856   Amvescap PLC (14).................  $ 1,376,960
    101,239   Arriva PLC (31)...................      490,855
    213,581   *British Aerospace PLC (1)........      961,687
     56,195   Diageo PLC (15)...................      641,877
     82,124   *Edios PLC (9)....................      217,622
     46,584   GlaxoSmithKline (23)..............    1,167,969
     73,200   *Hanson PLC (5)...................      501,189
    130,472   Kingfisher PLC (27)...............      761,769
     73,500   *Marks & Spencer (27).............      390,608
    107,182   Misys PLC (9).....................      503,284
     33,158   *Pearson PLC (22).................      380,190
    204,978   *Rank Group PLC (13)..............      684,937
    249,458   *Rentokil Initial PLC (28)........      995,198
    104,200   *Royal Bank of Scotland Group
               (4)..............................      119,476
     28,628   *Royal Bank of Scotland Addl.
               Shares (4).......................      696,929
    151,949   Sainsbury PLC (15)................      811,942
          1   *Securicor PLC (28)...............            2
    549,729   Stagecoach Holdings PLC (31)......      584,296
  1,287,542   *Vodafone Airtouch (29)...........    3,365,017
                                                  -----------
                                                   14,651,807
                                                  -----------
              JAPAN (16.0%)
     66,000   AJINMOTO (15).....................      641,726
     30,300   Bandai Co. Ltd. (10)..............      909,150
     49,000   Bridgestone Corp (3)..............      516,260
     32,400   Capcom Co. Ltd. (9)...............      854,024
     18,000   Fuji Photo Film (10)..............      639,903
        308   Japan Telecom Co. Ltd. (29).......      919,473
     42,000   Marui (27)........................      494,512
      4,075   Nintendo Co. Ltd. (13)............      710,405
    296,200   *Nikko Securities Co. Ltd. (14)...    1,316,245
     51,700   Nomura Holdings (14)..............      659,774
     86,100   *Sega Enterprises (13)............    1,710,293
     30,000   Seven-Eleven Japan (27)...........    1,089,293
     12,200   Takefuji Corp. (14)...............      878,544
     22,800   TDK Corp. (9).....................    1,070,333
      6,200   Tokyo Electron (32)...............      302,829
     24,500   Toyota Motor Corp. (3)............      617,874
                                                  -----------
                                                   13,330,638
                                                  -----------
              FRANCE (14.8%)
     30,167   Aventis SA (23)...................    2,144,426
     52,536   Bouygues (29).....................    1,723,269
      9,722   Compagnie De Saint -- Gobain
               (6)..............................    1,468,837
    111,321   *Orange SA (29)...................    1,010,120
     20,600   Publicis Groupe (22)..............      546,264
      8,674   Societe Generale (6)..............      485,929
     12,622   Total Fina Elf (12)...............    1,804,599
     92,650   USINOR (24).......................    1,160,299
     11,250   Valeo (3).........................      449,241
     28,433   Vivendi Universal (22)............    1,558,641
                                                  -----------
                                                   12,351,625
                                                  -----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             GERMANY (9.3%)
     9,227   Allianz AG (19).....................  $2,183,601
     6,500   Depfa Deutsche Pfandbriefbank (4)...     368,774
   115,200   Deutsche Lufthansa (1)..............   1,550,521
    25,000   Deutsche Telekom (29)...............     432,305
    18,380   E.ON AG (32)........................     956,767
    13,561   Henkel Kgaa-Vorzug Pfd. (7).........     761,519
    28,600   *SGL Carbon AG (7)..................     577,408
    16,817   Schering AG (23)....................     900,889
                                                   ----------
                                                    7,731,784
                                                   ----------
             NETHERLANDS (6.1%)
    44,944   *ING Groep (14).....................   1,147,342
   110,000   *Koninklijke (11)...................     559,857
    28,853   Philips Electronis (11).............     858,471
    25,923   Unilever N.V. (15)..................   1,521,560
    14,500   Van Der Moolen Holdings (14)........     416,818
    24,300   Wolters Kluwer (22).................     554,491
                                                   ----------
                                                    5,058,539
                                                   ----------
             SPAIN (6.7%)
    38,800   Fomento De Construcione (5).........     804,087
    44,540   Repsol (12).........................     650,298
    53,846   *Sogecable (22).....................   1,247,886
    98,303   *Telefonica SA (29).................   1,316,964
    95,900   Union Fenosa (32)...................   1,554,035
                                                   ----------
                                                    5,573,270
                                                   ----------
             SWITZERLAND (4.3%)
    40,942   Novartis AG 923)....................   1,481,170
    13,300   STMicroelectronics (11).............     421,211
     6,403   Swiss Re (19).......................     644,740
    20,484   UBS AG-Reg. (4).....................   1,035,007
                                                   ----------
                                                    3,582,128
                                                   ----------
             CANADA (3.7%)
    24,100   Alcan Inc. (24).....................     865,256
    14,300   Barrick Gold (24)...................     228,631
    27,800   *Inco Ltd. (24).....................     472,415
    21,392   Manulife Financial Corp. (19).......     559,057
    25,687   Talisman Energy Inc. (12)...........     976,294
                                                   ----------
                                                    3,101,653
                                                   ----------
             AUSTRALIA (3.7%)
   224,541   Broken Hill Property Co. Ltd.
              (33)...............................   1,203,950
    31,250   News Corp. Ltd. (22)................     994,063
   104,861   News Corp. Ltd. ADR (22)............     836,515
                                                   ----------
                                                    3,034,528
                                                   ----------
             HONG KONG (3.2%)
    89,000   Hutchison Whampoa (33)..............     858,831
   304,000   MTR Corp. (31)......................     397,635
    70,000   Sun Hung Kai Properties (26)........     565,522
    53,000   Television Broadcasts (22)..........     229,723
   248,000   The Wharf Ltd. (26).................     605,840
                                                   ----------
                                                    2,657,551
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
  SHARES             FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (2.0%)
    14,303   Carlsberg A/S CL B (15)..............  $ 597,993
    15,440   Novozymes A/S CL B (7)...............    311,667
    18,960   Novo Nordisk A/S CL B (23)...........    775,662
                                                    ---------
                                                    1,685,322
                                                    ---------
             ITALY (1.9%)
   106,900   Autostrade (31)......................    743,225
    94,150   Telecom Italia (29)..................    805,638
                                                    ---------
                                                    1,548,863
                                                    ---------
             FINLAND (1.6%)
    27,550   Nokia Oyj (29).......................    711,162
   247,585   UPM-Kymmene Oyj (16).................    610,931
                                                    ---------
                                                    1,322,093
                                                    ---------
             SINGAPORE & MALAYSIAN (1.7%)
   169,000   City Developments (26)...............    553,723
   148,000   Singapore Airlines (31)..............    881,668
                                                    ---------
                                                    1,435,391
                                                    ---------
             RUSSIA (1.5%)
     9,600   Lukoil ADR (12)......................    465,600
    49,900   Unified Energy System (32)...........    784,927
                                                    ---------
                                                    1,250,527
                                                    ---------
             SWEDEN (1.1%)
   162,680   Ericsson LM-B (29)...................    887,413
                                                    ---------
             ISRAEL (0.7%)
    16,000   *Amdocs (29).........................    543,520
                                                    ---------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BRAZIL (0.6%)
    20,600   Petroleo Brasileiro (12)...........  $   479,980
                                                  -----------
             SOUTH KOREA (0.5%)
    26,700   Korea Electric Power Corp. (32)....      441,110
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (97.0%)
              (COST $84,951,083)................  $80,667,742
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.6%)
$3,819,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $3,819,131 Collateralized by U.S.
              Treasury Bond Market Value:
              $3,900,375 Face Value: $3,475,000
              Due: 05/15/03 Interest: 10.750%...  $ 3,819,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.6%)
              (COST $3,819,000).................  $ 3,819,000
                                                  -----------
             TOTAL HOLDINGS (101.6%) (COST
              $88,770,083) (a)..................  $84,486,742
                                                  -----------
             LIABILITIES, NET OF CASH
              RECEIVABLES (-1.6%)...............   (1,347,304)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $83,139,438
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $159,865.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $88,770,083).............  $84,486,742
  Cash......................................          448
  Receivable for securities sold............    1,052,697
  Receivable for fund shares sold...........       34,260
  Dividends & accrued interest receivable...      186,981
                                              -----------
    Total assets............................   85,761,128
                                              -----------
Liabilities:
  Payable for securities purchased..........      759,205
  Payable for fund shares redeemed..........    1,660,919
  Payable for investment management services
    (note 3)................................       63,143
  Accrued accounting and custody fees.......      100,683
  Other accrued expenses....................       37,740
                                              -----------
    Total liabilities.......................    2,621,690
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Net assets consist of:
  Par value, $1 per share...................    9,969,394
  Paid-in capital in excess of par value....  112,999,432
  Accumulated net realized loss on
    investments.............................  (34,851,242)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   (4,283,341)
    Foreign currency related transactions...      (10,901)
  Distributions in excess of net investment
    income..................................     (683,904)
                                              -----------
Net assets at market value..................  $83,139,438
                                              ===========
Shares outstanding (note 4).................    9,969,394
Net asset value per share...................  $      8.34
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,235
  Dividends (net of withholding tax of
    $127,495)...............................     1,200,182
                                              ------------
    Total investment income.................     1,354,417
                                              ------------
Expenses:
  Management fees (note 3)..................       877,614
  Accounting, custody & transfer agent fees
    (note 3)................................       287,167
  Directors' fees (note 3)..................         3,000
  Professional fees.........................         9,502
  Printing and proxy fees...................        14,884
  Filing fees...............................         5,211
  Conversion expense (note 3)...............        19,328
  Other.....................................           705
                                              ------------
    Total expenses..........................     1,217,411
                                              ------------
      Less fees waived by advisor (note
         3).................................       (48,756)
                                              ------------
    Net expenses............................     1,168,655
                                              ------------
    Net investment income...................       185,762
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments.............................   (29,398,223)
    Foreign currency related transactions...    (1,156,769)
  Change in unrealized appreciation
    (depreciation) on:
    Investments.............................    (3,455,352)
    Foreign currency related transactions...       116,806
                                              ------------
      Net loss on investments...............   (33,893,538)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(33,707,776)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2001              2000
                                                              -------------     ------------
From operations:
  Net investment income (loss)..............................  $     185,762     $   (181,101)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (30,554,992)      31,233,371
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................     (3,338,546)     (65,728,086)
                                                              -------------     ------------
      Net decrease in assets from operations................    (33,707,776)     (34,675,816)
                                                              -------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................              0      (31,464,751)
    Distributions in excess of capital gains................              0       (5,494,477)
    Return of capital.......................................              0         (199,286)
                                                              -------------     ------------
      Total dividends and distributions.....................              0      (37,158,514)
                                                              -------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    225,398,569       85,947,744
  Received from dividends reinvested........................              0       37,158,514
  Paid for shares redeemed..................................   (233,098,626)     (99,765,185)
                                                              -------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (7,700,057)      23,341,073
                                                              -------------     ------------
         Decrease in net assets.............................    (41,407,833)     (48,493,257)
Net Assets:
  Beginning of period.......................................    124,547,271      173,040,528
                                                              -------------     ------------
  End of period (a).........................................  $  83,139,438     $124,547,271
                                                              =============     ============
(a) Distributions in excess of net investment income of.....  $    (683,904)    $          0
                                                              =============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $11.84     $21.51     $12.86     $13.39     $15.49
Income (loss) from investment operations:
  Net investment income (loss)..............................    0.02      (0.02)     (0.02)      0.32       0.28
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................   (3.52)     (4.74)      8.67       0.23       0.08
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (3.50)     (4.76)      8.65       0.55       0.36
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................    0.00       0.00       0.00      (0.32)     (0.37)
    Distributions from net realized capital gains & foreign
      currency related transactions.........................    0.00      (4.16)      0.00      (0.75)     (2.09)
    Distributions in excess of capital gains & foreign
      currency related transactions.........................    0.00      (0.73)      0.00      (0.01)      0.00
    Return of capital.......................................    0.00      (0.02)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (4.91)      0.00      (1.08)     (2.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 8.34     $11.84     $21.51     $12.86     $13.39
                                                              ======     ======     ======     ======     ======
Total return................................................  (29.57)%   (22.20)%    67.40%      3.88%      2.11%
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................    1.20%      1.14%      1.21%      1.17%      1.22%
  Ratio of net investment income (loss) to average net
    assets..................................................    0.19%     (0.11)%    (0.15)%     2.31%      1.82%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    1.25%      1.20%      1.26%      1.17%      1.22%
Portfolio turnover rate.....................................     201%       243%       338%        22%        24%
Net assets at end of period (millions)......................  $ 83.1     $124.5     $173.0     $140.3     $156.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                      9.69%
Three year                                   15.37%
Five year                                    13.38%
Since inception (4/30/94)                    14.27%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

This has been a very difficult market this year, the worst Jennison has experienced in more than a quarter century. Most equity asset classes suffered through the second year of declining equity markets. As things seemed to be stabilizing, the traumatic events of September 11th took place. The economy, essentially flat for over a year, was officially declared in recession as of March 2001. In making the announcement, the NBER (National Bureau of Economic Research) stated that this economic slowdown might not have been as severe a recession had the downturn following September 11th not occurred. Most significantly for equity investors, although this has been a very mild recession so far, it has been a very bad year for corporate profits. The decline in S&P 500 operating profits for 2001 on a percentage basis was the most severe since the depression in the 1930's.

We believe the terrorist attacks did not really change the economic trajectory; however, it made the economy a little weaker. We will probably experience a recovery that is modest by historical standards. Although profits should recover with the economy, we anticipate continued challenges to profitability on a company-by-company basis. Fortunately, as the year came to a close, the economy began showing some signs of stabilization and the equity market experienced a meaningful recovery since the decline after September 11th. This provides an encouraging start to the year 2002.

Looking beyond the current picture, we see an attractive market environment taking shape. We expect the U.S. economy to be in recovery in 2002, moving toward annual growth rates of 3% later on in 2002 and 2003, with inflation likely to remain modest. In all likelihood, Europe and Asia will also begin to recover aided by the U.S. recovery.

For the year ended December 31, 2001, the Ohio National Capital Appreciation Portfolio gained 9.69%, versus the S&P 500 Index decline of (11.88)% for the same period. The period began with value continuing to significantly outperform growth. However, as the period progressed we felt that equilibrium was being reached between value and growth. For the first time in many years, value investors were finding very attractive opportunities in stocks that had been limited to growth investors. This has become particularly true in the technology and telecom sectors, both of which have suffered historic declines over the past year. We began a program of increasing exposure within these sectors earlier in the period, and we have gradually built up the position throughout the year. As of December 31, 2001, we have approximately 17% of the portfolio in technology and 4.5% in telecom, which represents a significant shift for the portfolio.

The major theme year-to-date is the deterioration in the economy and corporate profits. This concern was particularly apparent in the third quarter, even before the tragic events of September 11th. The quarter ended September 30, 2001 was one of the worst in recent history for the overall market as well as the portfolio. Although the portfolio declined no worse than the market or value benchmarks, it was still a painful period. Basically, this was a quarter when it became obvious the economy was not going to show much, if any recovery in the last half of the year.

What was already a negative psychology was, of course, made significantly worse by the tragic events of September 11th. We went into this period fully aware of the continued deterioration in corporate profits. Our strategy has been to gradually build greater exposure to stocks that have become increasingly attractive during this sell off while simultaneously maintaining an exposure to defensive names that provide balance to the portfolio.

There is now growing confidence that we have seen the worst in terms of both negative psychology as well as the economy itself. Many stocks in the more cyclical sectors of the market have experienced a strong rebound off the September lows. Our recently increased exposure to technology stocks has had a favorable impact on performance during this market rebound period.

For the year, our best contributor to performance was Whole Foods Markets, which operates a chain of natural food supermarkets. Federated Department Stores was our second strongest contributor, benefiting from a rebound from very depressed levels from which we were able to establish a position. Finally, Triton Energy was the third strongest con-

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

tributor as the company was bought by Amerada Hess at a substantial premium earlier in the year.

On the negative side for the year, two energy-related stocks, Halliburton and Diamond Offshore Drilling, were among the Fund's poorest performers. Embraer, a Brazilian manufacturer of commuter jets, was the second poorest performer.

For the past two years, value stocks have substantially outperformed growth stocks. There is now, from our perspective, a more level playing field between growth and value than has been the case since the mid 1990's. Accordingly, the challenge for both growth and value investors alike will be stock picking.

With the strong recovery rally, numerous stocks have rebounded from September lows; therefore, many stocks are no longer on the bargain table. Stock prices now discount the start of an economic recovery. In fact, the "easy" money off the depressed market lows of September may have already been made.

Nevertheless, if in fact we are at the start of what will develop into a global economic recovery, there is likely plenty of opportunity ahead. We will closely follow our risk/reward discipline that has served us well during the past few years. We welcome the return to a "stock pickers" market, and for 2002, we are cautiously optimistic.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CAPITAL APPRECIATION (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)               S&P 500 INDEX
                                                              -------------------------------             -------------
4/94                                                                   $    10000                         $    10000
                                                                             9975                               9658
'94                                                                       10452.8                            10131.2
                                                                            11865                            12172.7
'95                                                                       12816.6                            13923.1
                                                                          13688.1                            15343.3
'96                                                                       14835.1                            17136.9
                                                                          16014.5                              20650
'97                                                                       17089.1                            22834.7
                                                                          18032.4                            26878.8
'98                                                                       18099.1                            29359.7
                                                                          19621.3                            32994.4
'99                                                                       19268.1                            35538.3
                                                                          19888.5                            35385.5
'00                                                                         25336                            32299.8
                                                                          27894.9                            30135.8
'01                                                                       27791.7                            28463.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Hartford Financial Services            2.6
 2.  Allstate Corp.                         2.3
 3.  XL Capital LTD.                        2.2
 4.  Unocal Corp.                           2.2
 5.  ICN Pharmacueticals, Inc.              2.1
 6.  AT&T Corp.-Liberty Media A             2.0
 7.  Boise Cascade                          1.9
 8.  Fisher Scientific Int'l                1.8
 9.  Everest Re Group Ltd.                  1.8
10.  Diebold                                1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.7
 2.  Insurance Services                      9.4
 3.  Oil, Energy & Natural Gas               9.2
 4.  Electronic Instruments                  6.6
 5.  Drugs/Biotechnology                     5.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (2.4%)
    19,000   Northrop Grumman Corp. ............  $ 1,915,390
    32,800   Rockwell Collins...................      639,600
                                                  -----------
                                                    2,554,990
                                                  -----------
             BANKING (0.7%)
    20,600   Fleet Boston Financial Corp. ......      751,900
                                                  -----------
             BROADCAST RADIO & TV (4.6%)
   149,700   *AT&T Corp-Liberty Media-A.........    2,095,800
    36,800   *Cablevision Systems CL A..........    1,746,160
    13,300   *Cablevision Sys. Corp. Rainbow....      328,510
    20,600   *Mediacom Communications Corp. ....      376,156
    44,900   *Sinclair Broadcast Group-A........      424,754
                                                  -----------
                                                    4,971,380
                                                  -----------
             BUSINESS SERVICES (1.4%)
    77,700   *Ceridian Corp. ...................    1,456,875
     3,800   *KPMG Consulting...................       62,966
                                                  -----------
                                                    1,519,841
                                                  -----------
             CHEMICALS (4.6%)
    30,000   *FMC Corp. ........................    1,785,000
    52,800   IMC Global Inc. ...................      686,400
    31,500   Monsanto Co. ......................    1,064,700
   101,100   Solutia Inc. ......................    1,417,422
                                                  -----------
                                                    4,953,522
                                                  -----------
             COMPUTER & RELATED (10.7%)
   154,300   *3 Com Corp. ......................      984,434
    24,400   Adobe..............................      757,620
   110,500   *BMC Software Inc. ................    1,808,885
   102,800   Compaq Computers Corp. ............    1,003,328
    46,300   Hewlett Packard Co. ...............      951,002
   106,600   *Ingram Micro Inc. CL A............    1,846,312
    78,800   *Maxtor Corp. .....................      499,592
   102,800   *Parametric Technology Co. ........      802,868
    71,600   *Sybase Inc. ......................    1,128,416
    29,000   *Synopsys Inc. ....................    1,713,030
                                                  -----------
                                                   11,495,487
                                                  -----------
             CONSUMER PRODUCTS (2.6%)
    61,000   *Polo Ralph Lauren Corp. ..........    1,632,360
    60,700   Tupperware Corp. ..................    1,168,475
                                                  -----------
                                                    2,800,835
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.6%)
    37,700   Bristol Meyer/Squibb...............    1,922,700
    42,100   Cambrex Corp. .....................    1,835,560
    68,700   ICN Pharmaceuticals Inc. ..........    2,301,450
                                                  -----------
                                                    6,059,710
                                                  -----------
             ELECTRONIC INSTRUMENTS (6.6%)
    28,600   *Apogent Technologies Inc. ........      737,880
    68,100   *Fischer Scientific Intl...........    1,988,520
    70,400   Pall Corp. ........................    1,693,824

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONIC INSTRUMENTS (CONTINUED)
    76,400   Solectron Corp. ...................  $   861,792
    91,500   *Vishay Intertechnology Inc. ......    1,784,250
                                                  -----------
                                                    7,066,266
                                                  -----------
             FINANCIAL SERVICES (1.7%)
    41,700   Edwards AG.........................    1,841,889
                                                  -----------
             FOOD & RELATED (0.5%)
    12,400   *Whole Foods Market Inc. ..........      540,144
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.6%)
    59,900   Boise Cascade Corp. ...............    2,037,199
    31,500   Temple-Inland Inc. ................    1,786,995
                                                  -----------
                                                    3,824,194
                                                  -----------
             INSURANCE SERVICES (9.4%)
    74,200   Allstate Corp. ....................    2,500,540
    47,800   Aon Corp. .........................    1,697,856
    17,000   Cigna Corp. .......................    1,575,050
    54,800   *CNA Financial Corp. ..............    1,598,516
    43,700   Hartford Financial Services Grp....    2,745,671
                                                  -----------
                                                   10,117,633
                                                  -----------
             MANUFACTURING (0.7%)
    14,900   ITT Industries Inc. ...............      752,450
                                                  -----------
             MEDIA & PUBLISHING (2.7%)
    26,200   Knight Ridder Inc. ................    1,701,166
    28,900   New York Times Co. CL A............    1,249,925
                                                  -----------
                                                    2,951,091
                                                  -----------
             METALS & MINING (3.4%)
    45,100   Engelhard Corp. ...................    1,248,368
    85,200   Newmont Mining Corp. ..............    1,628,172
    40,500   *Stillwater Mining Co. ............      749,250
                                                  -----------
                                                    3,625,790
                                                  -----------
             OFFICE EQUIPMENT (1.8%)
    48,500   Diebold............................    1,961,340
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.2%)
    31,720   Apache Corp. ......................    1,582,194
    65,400   Conoco Inc. CL A...................    1,850,820
    48,400   Diamond Offshore Drilling..........    1,471,360
    45,600   *FMC Technologies Inc. ............      750,120
    56,800   Halliburton Co. ...................      744,080
    30,200   *Newfield Exploration Co. .........    1,072,402
    66,200   Unocal Corp. ......................    2,387,834
                                                  -----------
                                                    9,858,810
                                                  -----------
             RETAIL (2.2%)
    38,500   *Federated Department Stores
              Inc. .............................    1,574,650
    86,500   *Saks Inc. ........................      807,910
                                                  -----------
                                                    2,382,560
                                                  -----------
             STEEL (0.3%)
    20,000   USX US Steel.......................      362,200
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (3.7%)
    88,500   *AT&T Wireless.....................  $ 1,271,745
    56,900   *General Motors Corp. CL H.........      879,105
    41,300   *Sprint PCS Group..................    1,008,133
    30,600   *Western Wireless Corp. CL A.......      864,450
                                                  -----------
                                                    4,023,433
                                                  -----------
             TRANSPORTATION (0.9%)
    32,200   Delta Airlines.....................      942,172
                                                  -----------
             UTILITIES (1.7%)
    51,900   PPL Corp. .........................    1,808,715
                                                  -----------
             TOTAL U.S. COMMON STOCKS (80.4%)
              (COST $81,208,837)................  $87,166,352
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (4.1%)
             INSURANCE SERVICES (4.1%)
    28,000   Everest RE Group Ltd. .............  $ 1,979,600
    26,400   XL Capital Ltd. CL A...............    2,411,904
                                                  -----------
                                                    4,391,504
             LUXEMBOURG (0.4%)
             TELECOMMUNICATIONS & CELLULAR (0.4%)
    35,300   *Millicom Intl. Cellular S.A. .....      428,895
                                                  -----------
             SWITZERLAND (1.0%)
             DRUGS (1.0%)
    29,700   Novartis AG ADR....................    1,084,050
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (2.6%)
             BROADCAST RADIO & TV (1.0%)
    90,700   Pearsons PLC Spons ADR.............  $ 1,113,796
             TELECOMMUNICATIONS & CELLULAR (1.6%)
   117,100   Cable and Wireless PLC ADR.........    1,734,251
                                                  -----------
                                                    2,848,047
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (8.1%)
              (COST $8,315,173).................  $ 8,752,496
                                                  -----------
             TOTAL COMMON STOCKS (89.1%) (COST
              $89,524,010)......................  $95,918,848
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (11.6%)
$5,000,000   American Express Credit Corp.
              1.590% 01/02/02..................  $  5,000,000
 2,491,000   Citicorp 1.600% 01/02/02..........     2,491,000
 5,000,000   GE Capital Corp. 1.580%
              01/02/02.........................     5,000,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (11.6%)
              (COST $12,491,000)...............  $ 12,491,000
                                                 ------------
             TOTAL HOLDINGS (100.7%) (COST
              $102,015,010) (a)................  $108,409,848
                                                 ------------
             LIABILITIES, NET OF CASH &
              LIABILITIES (-0.7%)..............      (756,969)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $107,652,879
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $529,970.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $102,015,010)...........  $108,409,848
  Cash.....................................           661
  Receivable for securities sold...........     1,020,107
  Receivable for fund shares sold..........       207,889
  Dividends & accrued interest
    receivable.............................        91,672
  Other....................................           174
                                             ------------
    Total assets...........................   109,730,351
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,714,864
  Payable for fund shares redeemed.........       273,666
  Payable for investment management
    services (note 3)......................        69,480
  Other accrued expenses...................        19,462
                                             ------------
    Total liabilities......................     2,077,472
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,658,854
  Paid-in capital in excess of par value...    93,284,966
  Accumulated net realized gain on
    investments............................       314,221
  Net unrealized appreciation on
    investments............................     6,394,838
                                             ------------
Net assets at market value.................  $107,652,879
                                             ============
Shares outstanding (note 4)................     7,658,854
Net asset value per share..................  $      14.06
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $   248,207
  Dividends (net of withholding tax of
    $2,020)..................................    1,046,504
                                               -----------
    Total investment income..................    1,294,711
                                               -----------
Expenses:
  Management fees (note 3)...................      723,968
  Custodian fees (note 3)....................       17,050
  Directors' fees (note 3)...................        1,800
  Professional fees..........................        9,201
  Accounting and transfer agent fees (note
    3).......................................       67,600
  Printing fees..............................       12,500
  Filing fees................................        1,092
  Conversion expense (note 3)................       13,215
  Other......................................          447
                                               -----------
    Total expenses...........................      846,873
                                               -----------
    Net investment income....................      447,838
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........    9,095,764
  Change in unrealized appreciation
    (depreciation) on investments............   (1,556,220)
                                               -----------
      Net gain on investments................    7,539,544
                                               -----------
      Net increase in net assets from
         operations..........................  $ 7,987,382
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment income.....................................  $    447,838     $    470,036
  Realized gain on investments..............................     9,095,764        8,462,848
  Unrealized appreciation (depreciation) on investments.....    (1,556,220)       8,312,538
                                                              ------------     ------------
      Net increase in assets from operations................     7,987,382       17,245,422
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Dividends paid from net investment income...............      (454,158)        (472,021)
    Capital gains distributions.............................    (8,950,225)      (8,285,206)
                                                              ------------     ------------
      Total dividends and distributions.....................    (9,404,383)      (8,757,227)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    34,514,003        6,815,814
  Received from dividends reinvested........................     9,404,383        8,757,227
  Paid for shares redeemed..................................    (8,832,782)     (14,695,642)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................    35,085,604          877,399
                                                              ------------     ------------
         Increase in net assets.............................    33,668,603        9,365,594
Net Assets:
  Beginning of period.......................................    73,984,276       64,618,682
                                                              ------------     ------------
  End of period (a).........................................  $107,652,879     $ 73,984,276
                                                              ============     ============
(a) Includes undistributed net investment income of.........  $          0     $      5,682
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $14.05     $12.11     $12.92     $13.53     $12.93
Income (loss) from investment operations:
  Net investment income.....................................    0.07       0.10       0.39       0.34       0.39
  Net realized & unrealized gain on investments.............    1.29       3.69       0.42       0.46       1.48
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    1.36       3.79       0.81       0.80       1.87
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income....................   (0.07)     (0.10)     (0.39)     (0.34)     (0.46)
    Distributions from net realized capital gains...........   (1.28)     (1.75)     (1.23)     (1.06)     (0.81)
    Distributions in excess of capital gains................    0.00       0.00       0.00      (0.01)      0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (1.35)     (1.85)     (1.62)     (1.41)     (1.27)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $14.06     $14.05     $12.11     $12.92     $13.53
                                                              ======     ======     ======     ======     ======
Total return................................................    9.69%     31.50%      6.46%      5.91%     15.19%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%      0.96%      0.95%      0.93%      0.95%
  Ratio of net investment income to average net assets......    0.49%      0.76%      2.94%      2.52%      2.88%
Portfolio turnover rate.....................................     126%       230%        34%        45%        41%
Net assets at end of period (millions)......................  $107.7     $ 74.0     $ 64.6     $ 76.5     $ 59.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -18.36%
Three year                                  14.38%
Five year                                   12.41%
Since inception (4/30/94)                   17.35%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Small Cap Portfolio operated in an environment of rapid sector rotation among small companies in 2001. In other words, areas that performed well one quarter suffered the next. The reciprocal also held true; numerous laggards snapped back sharply the following quarter. This was especially true in the fourth quarter of 2001, which offered a more favorable environment for growth-oriented funds.

For the year ended December 31, 2001, the Ohio National Small Cap Portfolio declined (18.36)% versus the Russell 2000 Index gain of 2.44% for the same period.

Disappointing performance came from capital goods-related holdings, including companies like Quanta Services, Inc. (1.03% of the portfolio as of December 31, 2001), a specialty contractor to telecom and electric utility customers. Poor stock selection in the technology sector also hurt returns, as the portfolio's holdings in the software, semiconductor, and communications equipment industries failed to perform as anticipated.

Two elements that contributed to the portfolio's performance in 2001 included strong stock selection in consumer staples-related companies and a decision to underweight the volatile technology sector, relative to the Index. Within consumer staples, solid performers included restaurant stocks like CEC Entertainment Inc. (1.14% of the portfolio as of December 31, 2001). The portfolio's overall tech weighting was, on average, about six percentage points lower than the Russell 2000 Index's, a decision that allowed us to bypass some of the severe declines in technology in the year 2001.

For the year 2002, we believe the U.S. economy may be heading toward recovery. However, we are less certain about the shape recovery might take. We think that many corporations' dramatic cost-cutting efforts in 2001 will drive significant earnings leverage if they can book even modest sales gains in 2002, and are seeking out companies with this profile.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                     $  10000                           $  10000
                                                                            10144                               9554
'94                                                                       12126.1                              10026
                                                                          14236.1                            11471.7
'95                                                                       16129.5                            12878.1
                                                                          18455.4                            14212.3
'96                                                                       18986.9                            15002.5
                                                                          18979.3                            16532.8
'97                                                                       20594.4                            18343.1
                                                                          21372.9                            19309.8
"98                                                                       22770.7                              17933
                                                                          30341.9                            19597.2
'99                                                                       47011.8                              21745
                                                                          56813.7                            22403.9
'00                                                                         41741                            21104.5
                                                                          37942.6                            22541.7
'01                                                                       34076.2                            21619.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cytyc Corporation                      2.6
 2.  Insight Enterprises, Inc.              2.6
 3.  Documentum, Inc.                       1.9
 4.  Accredo Health, Inc.                   1.7
 5.  Ruby Tuesday Inc.                      1.7
 6.  Sonicwall, Inc.                        1.7
 7.  Corinthian Colleges, Inc.              1.6
 8.  DMC Stratex Network, Inc.              1.6
 9.  Community Health Systems               1.6
10.  C.H. Robinson Worldwide,
     Inc.                                   1.6

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Medical & Related                      11.4
 2.  Computer Software                      10.3
 3.  Telecommunications & Cellular           9.9
 4.  Drugs/Biotechnology                     8.9
 5.  Electronics/Semiconductors              6.6

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (0.9%)
     5,875   *Alliant Techsystems Inc. ........  $    453,550
    29,550   *United Defense Inds. Inc. .......       622,028
                                                 ------------
                                                    1,075,578
                                                 ------------
             BANKING (0.8%)
    30,400   *Southwest Bancorp of Texas.......       920,208
                                                 ------------
             BROADCAST RADIO & TV (2.0%)
    65,075   *Mediacom Communications Corp. ...     1,188,270
    66,825   *Radio One Inc. CL D..............     1,203,518
                                                 ------------
                                                    2,391,788
                                                 ------------
             BUILDING & CONSTRUCTION (1.1%)
     8,100   *Jacobs Engineering Group Inc. ...       534,600
    34,955   *Shaw Group Inc. .................       821,443
                                                 ------------
                                                    1,356,043
                                                 ------------
             BUSINESS SERVICES (2.7%)
     8,125   *Corp Executive Board Co. ........       298,187
    44,325   *Macrovision Corp. ...............     1,561,127
    58,700   *Management Network Group Inc. ...       405,030
    24,200   *Maximus Inc. ....................     1,017,852
                                                 ------------
                                                    3,282,196
                                                 ------------
             COMPUTER & RELATED (4.2%)
    23,275   *Arrow Electronics, Inc. .........       695,922
    71,855   *Braun Consulting Inc. ...........       255,085
    13,625   *CDW Computer Centers Inc. .......       731,798
    39,700   *Enterasys Networks, Inc. ........       351,345
    29,325   *Keane Inc. ......................       528,730
     1,975   *Netscreen Technologies Inc. .....        43,707
    16,875   *Plexus Corp. ....................       448,200
    21,950   *Tech Data Corp. .................       949,996
     8,950   *The Titan Corp. .................       223,303
    37,625   *Webex Communications Inc. .......       934,981
                                                 ------------
                                                    5,163,067
                                                 ------------
             COMPUTER SOFTWARE (10.2%)
    27,900   *Advent Software Inc. ............     1,393,605
    15,575   *Barra Inc. ......................       733,426
   108,875   *Documentum Inc. .................     2,364,765
    49,525   *Informatica Corp. ...............       718,608
   126,605   *Insight Enterprises Inc. ........     3,114,483
    36,050   *Lawson Software..................       567,788
    31,250   *MSC Software Corp. ..............       487,500
    81,125   *Secure Computing Corp. ..........     1,667,119
    44,900   *Stellent Inc. ...................     1,327,244
                                                 ------------
                                                   12,374,538
                                                 ------------
             CONSUMER PRODUCTS & SERVICES (3.0%)
    50,125   *American Eagle Outfitters........     1,311,771
    28,350   *Direct Focus Inc. ...............       884,520
    32,750   *Hotel Reservations Inc. CL A.....     1,506,500
                                                 ------------
                                                    3,702,791
                                                 ------------
             DIVERSIFIED MFG. (2.0%)
    22,725   *Armor Holdings Inc. .............       613,347

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DIVERSIFIED MFG. (CONTINUED)
    34,175   *Columbia Sportswear..............  $  1,138,027
    13,000   *Roper Industries Inc. ...........       643,500
                                                 ------------
                                                    2,394,874
                                                 ------------
             DRUGS/BIOTECHNOLOGY (8.9%)
    17,325   *Albany Molecular Research........       458,939
    31,500   *American Pharmaceutical Part.....       655,200
     9,825   *Celgene Corp. ...................       313,614
     4,575   *Cephalon Inc. ...................       345,801
    23,550   *Charles River Laboratories.......       788,454
    20,225   *Cima Labs Inc. ..................       731,133
    54,150   *Endo Pharmaceuticals Corp. ......       631,931
    30,525   *Integra Lifesciences Holding.....       804,029
    21,100   *Medicis Pharmaceutical...........     1,362,849
    52,650   *Pharmaceutical Res Inc. .........     1,779,570
    92,475   *Sicor Inc. ......................     1,450,008
    38,300   *Taro Pharmaceutical Ind. Ltd. ...     1,530,085
                                                 ------------
                                                   10,851,613
                                                 ------------
             ELECTRICAL SERVICES (0.2%)
    17,918   *Dycom Industries.................       299,410
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (6.6%)
    18,500   *Astropower Inc. .................       747,955
    54,625   *AXT Inc. ........................       788,238
    15,825   *Brooks Automation Inc. ..........       643,602
    28,075   *Cree Research Inc. ..............       827,089
    33,560   *Emcore Corp. ....................       451,382
    45,275   *Entegris Inc. ...................       496,214
    12,875   *FEI Co. .........................       405,691
    67,250   *IXIA.............................       864,163
    47,275   *Microtune Inc. ..................     1,109,072
    11,775   *MKS Instruments Inc. ............       318,278
    23,950   *PRI Automation Inc. .............       489,778
    29,025   *Therma-Wave Inc. ................       433,053
    32,325   *Vitesse Semiconductor............       401,800
                                                 ------------
                                                    7,976,315
                                                 ------------
             FINANCIAL & RELATED (1.3%)
    24,575   *Americredit Corp. ...............       775,341
    21,525   *Investment Technology Group......       840,982
                                                 ------------
                                                    1,616,323
                                                 ------------
             FOOD & RELATED (2.0%)
    48,150   *Performance Food Group Co. ......     1,693,436
    16,800   *Whole Foods Market Inc. .........       731,808
                                                 ------------
                                                    2,425,244
                                                 ------------
             INSURANCE (1.3%)
    41,625   *First Health Group Corp. ........     1,029,803
    16,075   Gallagher Arthur J & Co. .........       554,427
                                                 ------------
                                                    1,584,230
                                                 ------------
             MACHINERY (0.4%)
    32,950   *Global Power Equipment Group.....       495,898
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (11.4%)
    52,230   *Accredo Health Inc. .............  $  2,073,531
    27,300   *AMN Health Care..................       748,020
    38,050   *Ameripath Inc. ..................     1,227,493
    75,000   *Community Health Systems.........     1,912,500
    41,500   *Covance Inc. ....................       942,050
    38,775   *Cross Country Inc. ..............     1,027,537
   120,475   *CYTYC Corp. .....................     3,144,398
    28,500   *Lifepoint Hospitals Inc. ........       970,140
    14,300   *Patterson Dental Co. ............       585,299
     8,675   *Priority Healthcare Corp. .......       305,273
    16,275   *Province Healthcare Co. .........       502,247
     5,600   *Varian Medical Systems Inc. .....       399,056
                                                 ------------
                                                   13,837,544
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.7%)
    15,875   *Hanover Compressor Co. ..........       401,003
    23,325   *National Oilwell Inc. ...........       480,728
                                                 ------------
                                                      881,731
                                                 ------------
             RENTAL EQUIPMENT (1.5%)
    55,250   *Rent-A-Center Inc. ..............     1,854,743
                                                 ------------
             RESTAURANTS (2.8%)
    32,100   *CEC Entertainment Inc. ..........     1,392,819
    98,975   *Ruby Tuesday Inc. ...............     2,041,854
                                                 ------------
                                                    3,434,673
                                                 ------------
             RETAIL (4.6%)
    42,725   *Cost Plus Inc. ..................     1,132,212
    25,475   *Duane Reade Inc. ................       773,166
    10,225   Fastenal Co. .....................       679,247
    28,825   *Talbots Inc. ....................     1,044,906
    31,050   *Tweeter Home Entertainment
              Group............................       900,450
    37,275   *Ultimate Electronics Inc. .......     1,118,250
                                                 ------------
                                                    5,648,231
                                                 ------------
             SCHOOLS (5.6%)
    23,625   *Career Education Corp. ..........       809,865
    48,500   *Corinthain Colleges Inc. ........     1,983,165
    33,750   *Education Management Corp. ......     1,223,438
    50,725   *ITT Educational Services Inc. ...     1,870,231
    18,875   *Strayer Education Inc. ..........       919,590
                                                 ------------
                                                    6,806,289
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (9.9%)
    65,975   *Aeroflex Inc. ...................     1,248,906
    68,775   *Centillium Communications........       540,571
   249,854   *DMC Stratex Networks Inc. .......     1,943,864
    34,100   Harris Corp. .....................     1,040,391
    70,825   *Powerwave Technologies Inc. .....     1,223,856
    81,575   *Quanta Services Inc. ............     1,258,702
   153,443   *Remec Inc. ......................     1,532,896

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (CONTINUED)
    41,225   *Riverstone Networks Inc. ........  $    684,335
   104,950   *Sonicwall Inc. ..................     2,040,228
    61,475   *Terayon Communication Sys........       508,460
                                                 ------------
                                                   12,022,209
                                                 ------------
             TRANSPORTATION SERVICE & EQUIPMENT (2.5%)
    65,425   *C.H. Robinson Worldwide Inc. ....     1,891,763
    46,025   *Werner Enterprises Inc. .........     1,118,408
                                                 ------------
                                                    3,010,171
                                                 ------------
             WASTE MANAGEMENT (2.6%)
    30,175   *Stericycle Inc. .................     1,837,054
    42,025   *Waste Connections................     1,302,355
                                                 ------------
                                                    3,139,409
                                                 ------------
             TOTAL U.S. COMMON STOCKS (89.2%)
              (COST $108,166,760)..............  $108,545,116
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (1.0%)
             COMPUTER SOFTWARE
    32,525   *Optimal Robotics.................  $  1,153,011
             ISRAEL (0.8%)
             MEDICAL & RELATED
    48,700   *Lumenis Ltd. ....................       959,390
             NETHERLANDS (0.4%)
             MEDICAL & RELATED
    28,000   *Qiagen...........................       519,680
             TOTAL FOREIGN COMMON STOCKS (2.2%)
              (COST $2,457,358)................     2,632,081
                                                 ------------
             TOTAL COMMON STOCKS (91.4%) (COST
              $110,624,118)....................  $111,177,197
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (8.4%)
$10,259,000   Firstar 1.250% 01/02/02 Repurchase
               price $10,259,703 Collateralized
               by FHLMC Market Value:
               $10,464,208 Face Value:
               $11,408,809 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,259,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS (8.4%)
               (COST $10,259,000)...............  $ 10,259,000
                                                  ------------
              TOTAL HOLDINGS (99.8%) (COST
               $120,883,118) (a)................  $121,436,197
                                                  ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (0.2%)...............       197,061
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $121,633,258
                                                  ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $679,569.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $120,883,118)...........  $121,436,197
  Cash.....................................         1,127
  Receivable for securities sold...........       378,775
  Receivable for fund shares sold..........       131,656
  Dividends & accrued interest
    receivable.............................         8,437
  Other....................................            65
                                             ------------
    Total assets...........................   121,956,257
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       205,568
  Payable for investment management
    services (note 3)......................        80,837
  Other accrued expenses...................        36,594
                                             ------------
    Total liabilities......................       322,999
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,728,151
  Paid-in capital in excess of par value...   139,573,455
  Accumulated net realized loss on
    investments............................   (25,221,427)
  Net unrealized appreciation on
    investments............................       553,079
                                             ------------
Net assets at market value.................  $121,633,258
                                             ============
Shares outstanding (note 4)................     6,728,151
Net asset value per share..................  $      18.08
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    456,315
  Dividends.................................        82,055
                                              ------------
    Total investment income.................       538,370
                                              ------------
Expenses:
  Management fees (note 3)..................     1,008,138
  Custodian fees (note 3)...................        28,592
  Directors' fees (note 3)..................         4,103
  Professional fees.........................         9,866
  Accounting and transfer agent fees (note
    3)......................................        94,439
  Printing fees.............................        26,400
  Filing fees...............................         2,039
  Conversion expense (note 3)...............        36,261
  Other.....................................         2,276
                                              ------------
    Total expenses..........................     1,212,114
                                              ------------
    Net investment loss.....................      (673,744)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (25,187,261)
  Change in unrealized appreciation
    (depreciation) on investments...........    (3,142,889)
                                              ------------
      Net loss on investments...............   (28,330,150)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(29,003,894)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (673,744)    $ (1,196,065)
  Realized gain (loss) on investments.......................   (25,187,261)      33,702,064
  Unrealized appreciation (depreciation) on investments.....    (3,142,889)     (53,403,767)
                                                              ------------     ------------
      Net decrease in assets from operations................   (29,003,894)     (20,897,768)
                                                              ------------     ------------
  Dividends and distributions to shareholders:
    Capital gains distributions.............................             0      (34,574,485)
    Return of capital.......................................             0         (440,600)
                                                              ------------     ------------
      Total dividends and distributions.....................             0      (35,015,085)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    13,436,302       30,620,205
  Received from dividends reinvested........................             0       35,015,085
  Paid for shares redeemed..................................   (20,844,386)     (19,595,075)
                                                              ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (7,408,084)      46,040,215
                                                              ------------     ------------
         Decrease in net assets.............................   (36,411,978)      (9,872,638)
Net Assets:
  Beginning of period.......................................   158,045,236      167,917,874
                                                              ------------     ------------
  End of period.............................................  $121,633,258     $158,045,236
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $22.14     $31.62     $20.70     $18.72     $18.03
Income (loss) from investment operations:
  Net investment loss.......................................   (0.10)     (0.22)     (0.16)     (0.06)     (0.02)
  Net realized & unrealized gain (loss) on investments......   (3.96)     (3.09)     21.96       2.04       1.54
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (4.06)     (3.31)     21.80       1.98       1.52
                                                              ------     ------     ------     ------     ------
  Less distributions:
    Distributions from net realized capital gains...........    0.00      (6.09)    (10.88)      0.00      (0.83)
    Return of capital.......................................    0.00      (0.08)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................    0.00      (6.17)    (10.88)      0.00      (0.83)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $18.08     $22.14     $31.62     $20.70     $18.72
                                                              ======     ======     ======     ======     ======
Total return................................................  (18.36)%   (11.22)%   106.46%     10.57%      8.47%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.96%      0.92%      0.89%      0.91%      0.94%
  Ratio of net investment loss to average net assets........   (0.54)%    (0.64)%    (0.61)%    (0.30)%    (0.11)%
Portfolio turnover rate.....................................     112%       138%       166%        99%        80%
Net assets at end of period (millions)......................  $121.6     $158.0     $167.9     $ 75.6     $ 58.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -29.28%
Three year                                   0.93%
Five year                                    3.52%
Since inception (3/31/95)                    5.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The repercussions of the March 2000 "reversal of fortune" in technology, media and telecommunications stocks continued to be felt across all sectors of the market and regions nearly two years later. Throughout the Fund's reporting year, trading volatility was the norm in an emotion-driven market, with rampant sell-offs and stock price drops, even of deserving companies with solid earnings and clear growth trends.

The economic slowdown first evident in the United States is now recognized as a global recession. Widespread corporate profit warnings, layoffs and spending pullbacks have not only deepened investor skepticism and risk aversion but also deflated consumer confidence. Against this backdrop, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment.

One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's aggressive rate-cutting example, to ease key interest rates in the hope of jumpstarting stalled economies. In the fourth quarter, equity markets across the globe rallied on liquidity strength, optimism of an early economic recovery and progress of the anti-terrorism campaign.

As can be expected, funds with a growth orientation were at a disadvantage during this period of intensified market uncertainty and prolonged economic weakness. The Ohio National International Small Company Portfolio contains no shortage of solid, profitable companies, but negative sentiment across world markets took down stocks in all countries and sectors. For the year ended December 31, 2001, the portfolio declined (29.28)%, versus the MSCI EAFE Index decline of (21.44)% for the same period.

At the beginning of the year, an emphasis on information technology hurt performance, while exposures to financial services and Japanese stocks helped fund returns. Early in 2001, Spanish and Australian stocks performed well, and the more defensive Energy and Utilities sectors contributed positively, as the Portfolio was positioned to gain from increases in oil and gas prices. Midway through the year, stock selection in Asian countries, especially China and South Korea, had a positive impact. Toward the end of 2001, slower consumer spending dragged down Consumer Discretionary stocks, but Consumer Staples and certain pharmaceutical names performed well. Dampened confidence in Japanese Prime Minister Koiziumi's ability to follow through on or achieve promised banking and corporate reforms hurt the country's stock prices. Overall, financial stocks suffered in light of concerns about the claims that would be made to insurers for losses related to the terrorist attacks in the U.S.

There are indications the economy may already have hit or is soon reaching the bottom of the recession. The benefits of this year's aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since small companies supply basic materials, components and services to the larger corporations, they are ideally positioned to take early and optimal advantage of this increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small-caps with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional market and reasonable valuations, despite the difficult market conditions. We are focusing selectively on the consumer-sensitive and basic material stocks in anticipation of an economic recovery. The Automotive sector, for example, may be poised for a rebound, as it benefits from the increase in sales volume generated from the zero-interest rate finance deals offered in the U.S.

The corporate and banking reforms so clearly needed in Japan may once again have been "all talk and no action" as Japan enters its third recession in a decade. However, we believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

As the U.S. economy is expected to recover in the second half of 2002, we expect Asia to resume its production and export activities. Europe is also expected to join this global economic recovery though possibly with a lagged effect.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

Many of the negative global variables seem to have reversed offering smaller companies greater opportunities for growth with low interest rates, lower energy prices, an increase in outsourcing activities and increases in infrastructure spending by many governments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                            MSCI EAFE
                                                              -------------------------------               ---------
3/95                                                                   $    10000                         $    10000
                                                                            10421                              10073
'95                                                                         10890                            10934.2
                                                                          11945.2                            11444.9
'96                                                                       12206.8                            11630.3
                                                                          13407.9                            12951.5
'97                                                                       13630.5                            11765.1
                                                                            14466                              13657
'98                                                                       14110.2                            14028.4
                                                                          17531.9                            14585.4
'99                                                                         29422                            17811.6
                                                                          25235.3                            17088.5
'00                                                                       20516.3                            15289.1
                                                                          17274.7                            13015.6
'01                                                                         14509                              11632

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Research in Motion                     1.1
 2.  Industrial Alliance Life Ins.
     Co.                                    1.1
 3.  Datacraft Asia                         1.0
 4.  QLT Phototherapeutis, Inc.             1.0
 5.  CAE Inc.                               0.9
 6.  Pacific Corporation                    0.9
 7.  Stada Arzneimittel                     0.9
 8.  Tandberg Asa                           0.8
 9.  Krones Ag-Pfd                          0.8
10.  Sega Enterprises                       0.8

 TOP 5 COUNTRY WEIGHTINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Canada                                 14.0
 2.  Japan                                  11.8
 3.  United Kingdom                         11.2
 4.  South Korea                             8.8
 5.  Australia                               8.3

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (14.0%)
     6,800   AGF Management (4).................  $   105,516
     1,700   *Angiotech Pharmaceutical (23).....       95,050
    10,300   *ATI Technologies (11).............      130,060
    37,500   *Baytex Energy Ltd. CL A (12)......      102,950
    24,140   CAE Inc. (1).......................      175,462
    13,500   *CGI Group (9).....................      103,892
    14,800   CI Fund Management (14)............      110,549
     4,400   Clarica Life Insurance Co. (19)....      145,257
     9,900   Domtar (16)........................       99,572
     6,250   *Inco Ltd. (24)....................      106,208
     6,800   Investors Group (14)...............      108,933
     6,806   Industrial Alliance Life Ins. Co.
              (19)..............................      199,460
    39,000   *Ketch Energy (12).................       98,002
     1,700   Magna International Inc. CL A
              (3)...............................      107,972
    50,000   *Microcell Telecom (29)............      120,932
     7,855   Molson Cos Ltd. (15)...............      138,171
     7,300   *QLT Phototherapeutics (23)........      185,733
     9,000   *Research in Motion (9)............      213,664
     6,000   SNC-Lavalin Group Inc. (5).........      108,933
    30,000   *Stressgen Biotechnolgies (23).....       86,694
     2,897   Talisman Energy (12)...............      110,107
                                                  -----------
                                                    2,653,117
                                                  -----------
             JAPAN (11.8%)
    12,000   Aichi Steel Corp (24)..............       59,159
    18,000   Air Water Inc. (7).................       82,039
     3,300   *Bandai Co. Ltd. (10)..............       99,016
       230   Bellsystem 24 Inc. (28)............       85,609
     3,500   *Capcom Co. Ltd. (9)...............       92,256
    14,000   Central Glass Co. Ltd. (5).........       74,443
     9,000   Fujirebio (23).....................       72,809
    22,000   Gunze Ltd. (10)....................       79,213
    29,000   *Hino Motors Ltd.(3)...............       96,046
     6,000   Hisamitsu Pharmaceutical Co. Inc.
              (23)..............................       82,039
    32,000   Hitachi Koki Co. Ltd. (20).........       85,077
     1,700   Hokuto Corp. (15)..................       58,627
     9,000   Keihin Corp. (31)..................       78,757
     2,300   Meitec Corp. (9)...................       55,908
     2,000   Nissin Kogyo Co. Ltd. (3)..........       49,375
     5,000   Nitto Denko Corp. (7)..............      115,082
     8,000   Olympus Optical Co. (23)...........      114,551
     9,000   Onward Kashiyama Co. Ltd. (10).....       86,004
    19,000   Sanyo Shokai (30)..................       79,236
     7,600   *Sega Enterprises (10).............      150,967
    10,000   Takuma Co. Ltd. (20)...............       68,138
    15,000   Teikoku Oil Co. Ltd. (12)..........       54,579
     3,900   Toyo Corp. (31)....................       59,842
        13   *UMC Japan (11)....................      118,501
     1,400   Yamada Denki (27)..................       97,839
     8,000   Yamaha Corp. (13)..................       58,946
    34,000   Yokohama Rubber Co. (3)............       75,157
                                                  -----------
                                                    2,229,215
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (11.2%)
    22,472   Amec PLC (5).......................  $   128,750
    12,570   Amey PLC (28)......................       68,266
    14,015   Atkins (WS) PLC (28)...............      134,168
     4,377   *Cambridge Antibody Tech Grp PLC
              (23)..............................      115,350
    89,360   *Corus Group (24)..................       93,027
     8,650   Ed & F Man (14)....................      148,614
    43,630   *Eidos PLC (9).....................      115,616
    10,600   Enterprise Inns (27)...............       96,306
    15,940   *Fitness First (13)................      109,777
    22,600   Hit Entertainment PLC (22).........      118,954
    25,760   Innovation Group (9)...............      135,024
    24,500   iSoft Group PLC (9)................       91,855
     5,879   Johnson Matthey (7)................       79,863
    11,570   Logica PLC (9).....................      107,393
    19,450   Misys PLC (9)......................       91,329
    11,975   Nestor Healthcare Group PLC (23)...       95,460
    33,900   Rank Group PLC (13)................      113,278
     5,668   *Shire Pharmaceuticals Group PLC
              (23)..............................       71,137
     9,280   Torex PLC (9)......................       98,297
    14,400   United Business Media (22).........      100,639
                                                  -----------
                                                    2,113,103
                                                  -----------
             SOUTH KOREA (8.8%)
    15,000   Cheil Industries Inc. (10).........      109,288
     3,000   Cheil Jedang Corp. (15)............      113,057
    25,500   *Coreana Cosmetics Co. Ltd. (10)...       88,139
    13,132   Daeduck Electronics (11)...........      127,976
    12,060   Daelim Industrial (5)..............      126,247
     5,923   Dong-A Pharmaceutical (23).........      105,738
    45,000   Hankook Tire Manufacturing Co.
              (3)...............................       84,621
    21,000   Hotel Shilla Co. (18)..............      135,896
     4,700   Hyundai Mobis (3)..................       96,254
     5,800   LG Cable & Machinery (11)..........       63,586
     1,700   Pacific Corp. (10).................      170,841
    17,500   *Panteck Corp. (29)................       99,657
    15,000   Samsung SDI Co. Ltd. (11)..........       83,137
    33,500   Sewon Telecom (29).................       94,876
    14,015   *SOK Co. (28)......................       72,769
     2,015   Yuhan Corp. (23)...................       95,893
                                                  -----------
                                                    1,667,975
                                                  -----------
             AUSTRALIA (8.3%)
    32,000   Amcor Limited (25).................      116,837
    29,485   Billabong International (10).......      126,174
    67,172   Boral Limited (12).................      112,852
    27,000   Coca-cola Amatil (15)..............       82,463
    11,250   Foodland Associates (27)...........       70,374
    39,000   Foster's Brewing Group (15)........       96,789
    30,000   James Hardie Industries (5)........       91,810
    10,300   Lang Corp. (31)....................       58,909
    25,549   Leighton Holdings (5)..............      135,032
   177,000   *M.I.M. Holdings (24)..............      103,039
    56,000   Pacifica Group (33)................       94,082
    45,000   Ramsay Health Care (23)............      105,245
    16,100   *Resmed Inc. (23)..................       85,913

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             AUSTRALIA (CONTINUED)
    18,800   Sonic Healthcare (23)..............  $    76,802
    13,460   Suncorp-Metway Ltd. (14)...........       96,433
     8,250   Toll Holdings Ltd. (28)............      117,290
                                                  -----------
                                                    1,570,044
                                                  -----------
             GERMANY (7.4%)
     4,300   Aixtron (11).......................       97,162
     5,070   Celanese AG (7)....................       95,806
     2,700   GEHE (23)..........................      104,689
     2,820   GFK AG (28)........................       48,638
     5,370   *IM Holdings (13)..................      107,697
     4,310   Jenoptik AG (11)...................       80,676
     3,200   Krones AG Pfd. (20)................      157,163
     4,780   *SGL Carbon AG (7).................       96,504
       670   Shohkoh Fund & Co. (14)............       52,930
     2,670   *Singulus Technologies (20)........       74,967
     2,670   Software AG (9)....................      101,146
     4,700   Stada Arzneimittel AG (23).........      164,432
     3,025   *Wedeco AG Water Technology (32)...       93,024
     5,180   ZAPF Creation (10).................      121,201
                                                  -----------
                                                    1,396,035
                                                  -----------
             HONG KONG (5.4%)
   188,000   Cafe De Coral Holdings (27)........      108,488
   285,600   Denway Motors Ltd. (3).............       88,814
    76,000   Esprit Holdings Ltd. (27)..........       85,764
   285,000   Global Bio-Chem (23)...............       99,592
   800,000   *Guangzhou Investment Co. Ltd.
              (26)..............................       63,605
   638,000   Jiangsu Express Co. (31)...........      139,903
    35,000   MTR Corp. Ltd. (31)................       45,780
   155,000   *Nanjing Panda (11)................       57,642
    49,000   *Smartone Telecommunications
              (29)..............................       58,437
   274,000   TPV Technology (9).................       86,085
    93,000   Varitronix International (11)......       62,016
    37,000   Wing Hang Bank (4).................      118,619
                                                  -----------
                                                    1,014,745
                                                  -----------
             SPAIN (5.2%)
     2,600   Acciona SA (5).....................       95,018
     4,100   ACS Activididades Con Y (5)........      100,134
    11,000   Autopistas Concesionaria (31)......      109,716
    18,330   Corporacion Mapfre (19)............      106,363
     9,470   Ebro Puleva SA (15)................       92,008
     4,820   Fomento de Construcciones Y (5)....       99,889
     6,800   Grupo Dragados (5).................       91,100
     5,600   Grupo Ferrovial SA (5).............       98,284
     4,051   *Sogecable (22)....................       93,882
    11,990   *Zeltia SA (23)....................       93,407
                                                  -----------
                                                      979,801
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SWITZERLAND (5.1%)
       190   *Berna Biotech (23)................  $    98,294
        90   Distronic Holdings AG (23).........       74,833
       140   Galenica Holdings AG (23)..........      126,620
       345   Givaudan (7).......................      105,258
       561   Kaba Holding AG-B (11).............      138,686
     2,663   Kuehne & Nagel Intl. AG (31).......      134,876
     2,930   *Logitech International SA (9).....      107,324
       160   Lonza AG (7).......................      104,673
     1,050   Tecan Group (23)...................       69,641
                                                  -----------
                                                      960,205
                                                  -----------
             FRANCE (4.0%)
     8,947   *Cerep (23)........................      138,763
    13,000   Elior (28).........................       93,396
    10,940   Havas Advertising (22).............       79,279
    11,004   *JC Decaux (22)....................      123,096
     2,040   *Neopost SA (11)...................       59,497
     2,360   Transiciel SA (9)..................       72,973
     1,910   *UBI Soft Entertainment SA (9).....       63,842
     2,528   Vallourec (Usines) (24)............      119,990
                                                  -----------
                                                      750,836
                                                  -----------
             SINGAPORE & MALAYSIAN (3.9%)
    90,000   Datacraft Asia (29)................      196,200
    50,000   Elec & Eltek Int Co. Ltd. (11).....      145,500
   100,000   Sembcorp Logistics Ltd. (31).......       97,482
   149,000   Singapore Exchange (14)............      100,060
    77,000   Singapore Technologies (1).........       97,996
    15,000   Venture Mfg. (11)..................      108,042
                                                  -----------
                                                      745,280
                                                  -----------
             SWEDEN (3.3%)
    15,600   *Capio AB (23).....................      106,745
    13,270   *Elekta AB CL B (23)...............      107,946
     9,800   Eniro AB (22)......................       70,340
     7,466   Getinge Industrier AB CL B (23)....      122,895
     4,920   *Modern Times Group (13)...........      108,767
    20,000   Swedish Match AB (15)..............      106,228
                                                  -----------
                                                      622,921
                                                  -----------
             ITALY (2.7%)
    18,488   Arnoldo Mondadori (22).............      117,003
     5,600   Benetton Group (30)................       63,493
    33,000   Ferretti SPA (10)..................      107,657
     5,000   Recordati (23).....................       99,741
    25,124   Saipem (12)........................      123,169
                                                  -----------
                                                      511,063
                                                  -----------
             NETHERLANDS (2.6%)
     6,000   *Hagermeyer NV (28)................      112,310
     3,043   IHC Caland (31)....................      142,400
    11,200   Koninklijke (31)...................      127,584
     5,700   *Qiagen (23).......................      107,457
                                                  -----------
                                                      489,751
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FINLAND (1.7%)
     6,261   Hartwall Oyj (15)..................  $   127,799
     2,290   Huhtamaki Oky (16).................       72,462
    22,820   Sonera Oyj (29)....................      115,740
                                                  -----------
                                                      316,001
                                                  -----------
             NORWAY (1.4%)
     6,300   Orkla Asa (33).....................      106,911
     7,100   *Tandberg Asa (29).................      158,535
                                                  -----------
                                                      265,446
                                                  -----------
             PORTUGAL (1.2%)
    15,360   *Telecel-comunicacoes (29).........      123,220
   133,800   Sonae SGPS (27)....................       96,603
                                                  -----------
                                                      219,823
                                                  -----------
             TURKEY (0.8%)
     5,650   Migros Turk Tas (27)...............       48,707
    15,000   Netas Telekomunik (29).............       52,759
   137,000   Trakya Cam Sanayii (21)............       48,186
                                                  -----------
                                                      149,652
                                                  -----------
             ISRAEL (0.7%)
     3,292   *Taro Pharmaceutical Industries
              Ltd. (23).........................      131,515
                                                  -----------
             THAILAND (0.7%)
    92,600   *Total Access Comm. (29)...........      131,492
                                                  -----------
             BELGIUM (0.6%)
     2,480   Omega Pharma (23)..................      112,406
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (0.5%)
     5,000   Novozymes A/S CL B (23)............  $   100,928
                                                  -----------
             LUXEMBOURG (0.5%)
     5,140   *Thiel Logistik AG (9).............      100,336
                                                  -----------
             IRELAND (0.4%)
     4,530   *Riverdeep Asia (9)................       76,149
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS
              (102.2%) (COST $19,102,839).......  $19,307,839
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (11.8%)
$2,230,000   State Street Bank 0.650% due
              01/02/02 Repurchase price
              $2,230,000 Collateralized by U.S.
              Treasury Note Market Value:
              $2,279,585 Face Value: $2,155,000
              Due: 08/15/03 Interest: 5.250%....  $ 2,230,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (11.8%)
              (COST $2,230,000).................  $ 2,230,000
                                                  -----------
             TOTAL HOLDINGS (114.0%) (COST
              $21,332,839) (a)..................  $21,537,839
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-14.0%)..............   (2,640,890)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,896,949
                                                  ===========

---------------

  *  Represents non-income producing securities
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $47,467.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $19,102,839).............  $19,307,839
  Investments in repurchase agreements, at
    cost....................................    2,230,000
  Cash......................................       11,716
  Receivable for securities sold............      303,323
  Receivable for fund shares sold...........       12,487
  Dividends & accrued interest receivable...       34,103
  Other.....................................          789
                                              -----------
    Total assets............................   21,900,257
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,901,392
  Payable for fund shares redeemed..........      998,964
  Payable for investment management services
    (note 3)................................       16,727
  Accrued accounting and custody fees.......       63,715
  Accrued printing and proxy expenses.......        5,789
  Other professional fees...................       10,531
  Other accrued expenses....................        6,190
                                              -----------
    Total liabilities.......................    3,003,308
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,010,153
  Paid-in capital in excess of par value....   22,379,222
  Accumulated net realized loss on
    investments.............................   (5,524,124)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................      205,000
    Foreign currency related transactions...       (7,464)
  Distributions in excess of net investment
    income of...............................     (165,838)
                                              -----------
Net assets at market value..................  $18,896,949
                                              ===========
Shares outstanding (note 4).................    2,010,153
Net asset value per share...................  $      9.40
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $    24,290
  Dividends (net of withholding tax of
    $29,673).................................      306,542
                                               -----------
    Total investment income..................      330,832
                                               -----------
Expenses:
  Management fees (note 3)...................      231,072
  Accounting, custody & transfer agent fees
    (note 3).................................      161,189
  Directors' fees (note 3)...................          913
  Professional fees..........................        7,189
  Printing fees..............................        4,400
  Filing fees................................        1,607
  Conversion expense (note 3)................        5,402
  Other......................................          420
                                               -----------
    Total expenses...........................      412,192
                                               -----------
    Net investment loss......................      (81,360)
                                               -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments..............................   (5,476,139)
    Foreign currency related transactions....     (173,360)
  Change in unrealized appreciation
    (depreciation) on:
    Investments..............................   (2,336,515)
    Foreign currency related transactions....       (9,406)
                                               -----------
      Net loss on investments................   (7,995,420)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(8,076,780)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $    (81,360)   $   (374,499)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    (5,649,499)      1,255,170
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................    (2,345,921)    (14,241,849)
                                                              ------------    ------------
      Net decrease in assets from operations................    (8,076,780)    (13,361,178)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................             0      (1,750,675)
  Distributions in excess of capital gains..................             0        (146,711)
                                                              ------------    ------------
      Total dividends and distributions.....................             0      (1,897,386)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    53,086,594      41,525,267
  Received from dividends reinvested........................             0       1,897,386
  Paid for shares redeemed..................................   (56,700,999)    (35,722,582)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,614,405)      7,700,071
                                                              ------------    ------------
         Decrease in net assets.............................   (11,691,185)     (7,558,493)
Net Assets:
  Beginning of period.......................................    30,588,134      38,146,627
                                                              ------------    ------------
  End of period (a).........................................  $ 18,896,949    $ 30,588,134
                                                              ============    ============
(a) Includes distributions in excess of net investment
  income of.................................................  $   (165,838)   $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998      1997
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 13.29    $ 20.25    $ 10.76    $11.73    $11.66
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     (0.18)     (0.20)     0.29      0.29
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................    (3.85)     (5.89)     11.81      0.13      1.03
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (3.89)     (6.07)     11.61      0.42      1.32
                                                              -------    -------    -------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00       0.00     (0.29)    (0.38)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................     0.00      (0.82)     (2.12)    (1.10)    (0.87)
  Distributions in excess of capital gains..................     0.00      (0.07)      0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
    Total distributions.....................................     0.00      (0.89)     (2.12)    (1.39)    (1.25)
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  9.40    $ 13.29    $ 20.25    $10.76    $11.73
                                                              =======    =======    =======    ======    ======
Total return................................................   (29.28)%   (30.27)%   108.51%     3.53%    11.67%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.79%      1.63%      2.06%     1.30%     1.32%
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.35)%    (0.98)%    (1.44)%    2.48%     2.33%
Portfolio turnover rate.....................................      221%       251%       314%       55%       29%
Net assets at end of period (millions)......................  $  18.9    $  30.6    $  38.1    $ 19.8    $ 18.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -31.82%
Three year                                  -19.38%
Five year                                    -8.66%
Since inception (3/31/95)                    -3.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Despite aggressive Federal Reserve Bank interest rate cuts, the year was marked by an ever-weakening economy with a malaise in corporate capital expenditures and an aggressive devaluation of stock prices. Additionally, the events of September 11th shook consumer spending, the remaining pillar of strength in the economy. For the year ended December 31, 2001, the Ohio National Aggressive Growth Portfolio declined (31.82)% versus the S&P 500 Index decline of (11.88)% for the same period.

As the economy slowed, corporations' excess capacity of information technology
(IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies re-evaluated their IT needs and conserved capital. As a result, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco. Meanwhile, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer Veritas Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, we are maintaining a position in Veritas on the premise that storage-area network deployments will grow as corporations seek to better utilize their existing data storage equipment and focus on implementing disaster recovery plans.

Although not readily apparent in the Portfolio's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for health care services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Health care, the second largest hospital group, benefited from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its fall launch.

Looking ahead, we are closely monitoring the economy as the slowdown runs its course. Accordingly, we remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                 AGRESSIVE GROWTH PORTFOLIO
                                                                (COMMENCED OPERATIONS MARCH
                                                                          31,1995)                        S&P 500 INDEX
                                                                ---------------------------               -------------
3/95                                                                    $   10000                          $   10000
                                                                            11027                              10953
'95                                                                       12695.4                              12528
                                                                          12474.5                            13805.9
'96                                                                       12792.6                            15419.8
                                                                          13448.8                            18580.9
'97                                                                       14395.6                            20546.7
                                                                          15547.3                            24185.5
'98                                                                         15524                            26417.9
                                                                            14740                            29688.4
'99                                                                       16417.4                            31977.4
                                                                          15066.3                            31839.9
'00                                                                         11928                            29063.5
                                                                          9079.57                            27116.2
'01                                                                       8132.57                            25611.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Nvidia Corp.                           4.6
 2.  Veritas Software Corporation           3.7
 3.  Citigroup, Inc.                        3.7
 4.  Maxim Integrated Products              3.6
 5.  Goldman Sachs Group, Inc.              3.5
 6.  Walgreen Co.                           3.0
 7.  Pfizer, Inc.                           2.5
 8.  Tiffany & Co.                          2.4
 9.  MGM Grand, Inc.                        2.3
10.  Safeway, Inc.                          2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                     10.1
 2.  Financial Services                      8.7
 3.  Retail                                  8.2
 4.  Electronics/Semiconductors              7.6
 5.  Broadcast & Cable TV                    6.5

The prices of small company stocks are generally more volatile than the prices of large company stocks.
---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.0%)
     2,140   General Dynamics Corp. ............  $   170,430
                                                  -----------
             AUTOMOTIVE & RELATED (1.5%)
     4,740   Harley-Davidson Inc. ..............      257,430
                                                  -----------
             BANKING (5.7%)
     1,070   Bank Of New York...................      287,844
     7,055   Capital One Financial..............       57,727
    12,385   Citigroup Inc. ....................      625,195
                                                  -----------
                                                      970,766
                                                  -----------
             BROADCAST & CABLE TV (6.5%)
     7,385   *Clear Channel Communications......      375,970
     9,465   *Comcast Corp. CL A................      340,740
     5,140   *Cox Communications Inc. CL A......      215,416
     2,920   *USA Networks Inc. ................       79,745
     2,130   *Viacom Inc. Cl B..................       94,040
                                                  -----------
                                                    1,105,911
                                                  -----------
             BUSINESS SERVICES (1.2%)
     5,990   Manpower Inc. .....................      201,923
                                                  -----------
             COMPUTER & RELATED (10.1%)
     9,420   *AOL Time Warner Inc. .............      302,382
    10,755   *Cisco Systems Inc. ...............      194,773
     5,622   *Fiserv Inc. ......................      237,923
    11,840   *Nvidia Corp. .....................      792,095
     5,495   *Verisign Inc. ....................      209,030
                                                  -----------
                                                    1,736,203
                                                  -----------
             COMPUTER SOFTWARE (6.3%)
     4,505   *Microsoft Corp. ..................      298,456
     2,570   *Electronics Arts..................      154,072
    14,130   *Veritas Software Corp. ...........      633,448
                                                  -----------
                                                    1,085,976
                                                  -----------
             CONSUMER PRODUCTS (2.3%)
     3,250   Colgate-Palmolive Co. .............      187,688
     2,155   Mc Kesson HBOC Inc. ...............       80,597
     1,610   Procter & Gamble...................      127,399
                                                  -----------
                                                      395,684
                                                  -----------
             DRUGS/BIOTECHNOLOGY (5.3%)
     1,785   *Forest Laboratories Cl A..........      146,281
     4,045   Genetech Inc. .....................      219,441
     1,445   Lilly ELI & Co. ...................      113,490
    10,795   Pfizer Inc. .......................      430,181
                                                  -----------
                                                      909,393
                                                  -----------
             ELECTRICAL EQUIPMENT (1.3%)
     5,715   General Electric...................      229,057
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (7.6%)
     8,410   *Applied Materials Inc. ...........      337,241
     5,175   *Integrated Devices Tech...........      137,603
    11,765   *Maxim Integrated Products.........      617,780
     5,470   *Xilinx Inc. ......................      213,604
                                                  -----------
                                                    1,306,228
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.8%)
     6,915   Walt Disney Co. ...................  $   143,279
                                                  -----------
             FINANCIAL SERVICES (8.7%)
     8,740   *Concord EFS Inc. .................      286,496
     3,310   Fannie Mae.........................      263,145
     6,460   Goldman Sachs Group Inc. ..........      599,165
     5,480   MGIC Investment....................      338,225
                                                  -----------
                                                    1,487,031
                                                  -----------
             FOOD & RELATED (4.1%)
     3,095   Coca Cola Co. .....................      145,930
     1,304   Pepsico Inc. ......................       63,492
     9,130   *Safeway Inc. .....................      381,178
     4,520   Sysco Corp. .......................      118,514
                                                  -----------
                                                      709,114
                                                  -----------
             HOTEL & LODGING (3.0%)
    13,765   *MGM Grand Inc. ...................      397,396
     3,875   Starwood Hotels & Resorts..........      115,669
                                                  -----------
                                                      513,065
                                                  -----------
             INSURANCE (2.8%)
         2   *Berkshire Hathaway Inc. ..........      151,200
     2,570   Brown & Brown Inc. ................       70,161
       420   Hilb, Rogal & Hamilton Co. ........       23,541
     2,565   XL Capital Ltd. ...................      234,338
                                                  -----------
                                                      479,240
                                                  -----------
             INTERNET (0.8%)
     2,040   *Ebay Inc. ........................      136,476
                                                  -----------
             MEDICAL & RELATED (5.0%)
     6,675   *Apogent Technologies..............      172,215
     6,510   Medtronic Inc. ....................      333,377
     4,750   *Tenet Healthcare Corp. ...........      278,920
     2,520   *Zimmer Holdings Inc. .............       76,961
                                                  -----------
                                                      861,473
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
     3,505   Anadarko Petroleum Corp. ..........      199,259
     2,800   Schlumberger.......................      153,860
                                                  -----------
                                                      353,119
                                                  -----------
             RETAIL (8.2%)
       950   Home Depot.........................       48,460
     5,070   Nike Class B.......................      285,137
    13,125   Tiffany & Co. .....................      413,044
     2,790   Wal-Mart Stores Inc. ..............      160,565
    15,015   Walgreen Co. ......................      505,405
                                                  -----------
                                                    1,412,611
                                                  -----------
             SCHOOLS (0.5%)
     3,035   *Devry Inc. .......................       86,346
                                                  -----------
             SCIENTIFIC TECHNOLOGY (0.5%)
     2,025   *Waters Corp. .....................       78,469
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS EQUIPMENT (1.3%)
     8,580   *JDS Uniphase Corp. ...............  $    74,474
     5,800   *Sprint PCS Group..................      141,578
                                                  -----------
                                                      216,052
                                                  -----------
             TRANSPORTATION (1.6%)
    14,170   Southwest Airlines Co. ............      261,862
                                                  -----------
             UTILITIES (1.1%)
     4,305   El Paso Corp. .....................      192,046
                                                  -----------
             TOTAL U.S. COMMON STOCKS (89.3%)
              (COST $15,294,560)................  $15,299,184
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (3.6%)
             DIVERSIFIED MANUFACTURING (1.5%)
     4,270   Tyco International.................  $   251,503
                                                  -----------
             INSURANCE (2.1%)
     5,270   ACE Ltd. ..........................      211,591
     1,510   Renaissancere Holdings.............      144,054
                                                  -----------
                                                      355,645
                                                  -----------
             BRITISH (0.2%)
             SEMICONDUCTOR (0.2%)
     6,163   *ARM Holding.......................       32,201
                                                  -----------
             CANADA (1.9%)
             HOTELS & LODGING (1.0%)
     3,595   Four Seasons Hotels Inc. ..........      168,102
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.9%)
     6,264   *Pancanadian Energy................      162,064
                                                  -----------
             EUROPEAN (0.4%)
             BUSINESS SERVICES (0.4%)
     6,338   *Vedior NV.........................       76,021
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
       680   *Check Point Software..............       27,125
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.3%)
              (COST $1,022,071).................  $ 1,072,661
                                                  -----------
             TOTAL COMMON STOCKS (95.6%) (COST
              $16,316,631)......................  $16,371,845
                                                  -----------

   FACE                                               MARKET
  AMOUNT                LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             COMMUNICATIONS (0.7%)
$   40,000   American Tower Corp. 9.375%
              02/01/09.............................  $ 32,400
   110,000   SBA Communications Corp. 10.250%
              02/01/09.............................    94,600
                                                     --------
             TOTAL LONG-TERM NOTES (0.7%) (COST
              $144,380)............................  $127,000
                                                     --------

   FACE                                              MARKET
  AMOUNT             CONVERTIBLE DEBENTURES           VALUE
------------------------------------------------------------
             FINANCIAL SERVICES (0.2%)
$   40,000   E*Trade Convertible 6.000% due
              2/01/07..............................  $32,850
                                                     -------
             TOTAL CONVERTIBLE DEBENTURES (0.2%)
              (COST $33,194).......................  $32,850
                                                     -------

   FACE                                               MARKET
  AMOUNT                SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (2.9%)
$  500,000   *Prudential Funding Corp. 0.000% due
              1/2/2002.............................  $499,976
                                                     --------
             TOTAL SHORT-TERM NOTES (2.9%) (COST
              $499,976)............................  $499,976
                                                     --------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.3%)
$   54,000   Firstar 1.250% 01/02/02 Repurchase
              price $54,004 Collateralized by
              FHLMC Market Value: $55,080 Face
              Value: $60,052 Due: 05/01/2016
              Interest: 6.000%..................  $    54,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.3%)
              (COST $54,000)....................  $    54,000
                                                  -----------
             TOTAL HOLDINGS (99.7%) (COST
              $17,048,181) (a)..................  $17,085,671
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.3%)................       39,207
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $17,124,878
                                                  ===========

---------------

    *  Non-income producing securities.
  (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $243,894.
       See note 1.
  ADR (American depository receipt) represents ownership of foreign securities.
  PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $17,048,181).............  $17,085,671
  Cash......................................          805
  Receivable for securities sold............       60,556
  Receivable for fund shares sold...........       31,341
  Dividends & accrued interest receivable...       12,339
  Other.....................................           74
                                              -----------
    Total assets............................   17,190,786
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       27,417
  Payable for investment management services
    (note 3)................................       11,428
  Other accrued expenses....................       27,063
                                              -----------
    Total liabilities.......................       65,908
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,967,168
  Paid-in capital in excess of par value....   28,676,397
  Accumulated net realized loss on
    investments.............................  (14,552,442)
  Net unrealized appreciation on
    investments.............................       37,490
  Distributions in excess of net investment
    income..................................       (3,735)
                                              -----------
Net assets at market value..................  $17,124,878
                                              ===========
Shares outstanding (note 4).................    2,967,168
Net asset value per share...................  $      5.77
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $    154,309
  Dividends (net of withholding tax of
    $1,034).................................        67,937
                                              ------------
    Total investment income.................       222,246
                                              ------------
Expenses:
  Management fees (note 3)..................       147,379
  Custodian fees (note 3)...................         6,000
  Directors' fees (note 3)..................           683
  Professional fees.........................         8,039
  Accounting and transfer agent fees (note
    3)......................................        18,030
  Printing fees.............................         3,954
  Filing fees...............................         1,282
  Conversion expense (note 3)...............         4,686
  Other.....................................           624
                                              ------------
    Total expenses..........................       190,677
                                              ------------
    Net investment income...................        31,569
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................   (10,625,264)
    Foreign currency related transactions...        51,289
  Change in unrealized appreciation
    (depreciation) on investments...........     2,682,953
                                              ------------
      Net loss on investments...............    (7,891,022)
                                              ------------
      Net decrease in net assets from
         operations.........................  $ (7,859,453)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------    -----------
From operations:
  Net investment income (loss)..............................  $     31,569    $    (2,039)
  Realized loss on investments and forward currency
    transactions............................................   (10,573,975)    (1,384,338)
  Unrealized appreciation (depreciation) on investments.....     2,682,953     (7,056,228)
                                                              ------------    -----------
      Net decrease in assets from operations................    (7,859,453)    (8,442,605)
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (31,569)             0
  Dividends paid in excess of net investment income.........       (53,944)             0
  Return of capital.........................................      (112,394)             0
                                                              ------------    -----------
      Total dividends and distributions.....................      (197,907)             0
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     4,500,906     11,650,603
  Received from shares reinvested...........................       197,907              0
  Paid for shares redeemed..................................    (3,536,990)    (2,511,663)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................     1,161,823      9,138,940
                                                              ------------    -----------
         Increase (decrease) in net assets..................    (6,895,537)       696,335
Net Assets:
  Beginning of period.......................................    24,020,415     23,324,080
                                                              ------------    -----------
  End of period (a).........................................  $ 17,124,878    $24,020,415
                                                              ============    ===========
(a) Includes distributions in excess of net investment
  income of.................................................  $     (3,735)   $         0
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                               2001       2000       1999      1998      1997
                                                              -------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $  8.57    $ 11.79    $11.15    $11.09    $10.03
Income (loss) from investment operations:
  Net investment income (loss)..............................     0.01       0.00     (0.03)    (0.01)    (0.05)
  Net realized & unrealized gain (loss) on investments......    (2.74)     (3.22)     0.67      0.88      1.29
                                                              -------    -------    ------    ------    ------
    Total income (loss) from investment operations..........    (2.73)     (3.22)     0.64      0.87      1.24
                                                              -------    -------    ------    ------    ------
  Less distributions:
    Dividends from net investment income....................    (0.01)      0.00      0.00      0.00     (0.14)
    Dividends paid in excess of net investment income.......    (0.02)      0.00      0.00      0.00      0.00
    Distributions from net realized capital gains...........     0.00       0.00      0.00     (0.81)    (0.04)
    Return of capital.......................................    (0.04)      0.00      0.00      0.00      0.00
                                                              -------    -------    ------    ------    ------
      Total distributions...................................    (0.07)      0.00      0.00     (0.81)    (0.18)
                                                              -------    -------    ------    ------    ------
Net asset value, end of period..............................  $  5.77    $  8.57    $11.79    $11.15    $11.09
                                                              =======    =======    ======    ======    ======
Total return................................................   (31.82)%   (27.31)%    5.76%     7.84%    12.53%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.04%      0.98%     0.95%     0.94%     0.97%
  Ratio of net investment income (loss) to average net
    assets..................................................     0.17%     (0.01)%   (0.32)%   (0.09)%   (0.40)%
Portfolio turnover rate.....................................      111%       160%      241%      203%      193%
Net assets at end of period (millions)......................  $  17.1    $  24.0    $ 23.3    $ 26.4    $ 19.9

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -39.50%
Three-year                                    1.01%
Since inception (1/3/97)                      1.68%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Deteriorating economic conditions and the tragic events of September 11th created a challenging environment for stocks in 2001. During the year ended December 31, 2001, the Ohio National Core Growth Portfolio declined (39.50)% versus the Russell 3000 Index decline of (11.46)% for the same period.

In a year marked by tragedy and economic distress, many investors were only too happy to bid farewell to 2001. During the year, the markets were generally hampered by a deceleration in business activity, slumping economic conditions and overall uncertainty. Based on data released throughout the year, investors were expecting to see markets bottom and turn the corner toward more positive trends. Month after month, however, markets floundered between positive and negative news. While downward pressure had previously been limited to the technology sector, investors lost interest in equities of all kinds as earnings disappointments and layoffs weighed on markets.

Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks of September 11th undermined markets and dashed the hopes for a turnaround in 2001. With help from a fourth quarter surge, most major indexes did regain the losses sustained immediately following the attacks, although the sustainability of this rally remained in question as the year drew to a close. While usually working in favor of economic stabilization, low inflation, aggressive monetary easing, tax rebates, and low energy prices, did little to sway the stubborn that dominated equity markets during 2001.

While most of the past year has been spent trying to manage a difficult economic environment, the past few months have featured an effort to capture the turnaround in stock market activity. While our large exposure to the defensive health care sector helped cushion losses during the trying times throughout the year, it worked against us later in the year, as these issues did not perform as favorably as more economically sensitive stocks, such as those in the technology sector. While we spent the better part of the year working to reduce our exposure to stocks with significant earnings risk, we had to work quickly toward the end of the year to reposition the portfolio to benefit from the improving economic climate. This partially explains why the portfolio lagged the Russell Midcap Growth Index which returned (20.16)% for the year ended December 31, 2001. Additionally, while our investment strategy focuses on higher growth rate companies that typically carry higher P/E ratios, these issues under performed lower valuation stocks during the year, an unusual occurrence given the market climate. In response to a more optimistic outlook for market dynamics in the months ahead, we reduced our holdings in the health care sector, while adding names in the technology area.

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. Although it is difficult to determine if the recession has run its full course, some encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better than expected results. This may indicate that the recession is winding down and we could be seeing an uptick in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)                RUSSELL 3000
                                                              --------------------------------             ------------
1/97                                                                    $   10000                         $    10000
                                                                            10080                              11776
'97                                                                        9691.9                            13169.1
                                                                          11069.1                            15145.8
'98                                                                       10546.7                              16312
                                                                          12823.7                              18165
'99                                                                       21615.6                            21959.7
                                                                          26319.2                            22168.3
'00                                                                       17968.1                            20312.9
                                                                          13174.2                            19069.7
'01                                                                         10870                            17984.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Tyco International, Ltd.               2.9
 2.  Dell Computer Corp.                    2.4
 3.  Intel Corp.                            2.4
 4.  Apollo Group, Inc.                     2.3
 5.  Concord EFS, Inc.                      2.2
 6.  Pfizer, Inc.                           2.0
 7.  Fed Home Loan Mtg. Corp.               2.0
 8.  Varian Medical Systems, Inc.           2.0
 9.  Omnicom Group                          2.0
10.  Gemstar-TV Guide Int'l Inc.            1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             15.4
 2.  Computer Software                      12.3
 3.  Drugs/Biotechnology                    11.6
 4.  Medical & Related                      11.0
 5.  Computer & Related                      8.8

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (2.0%)
     4,300   Omnicom Group......................  $   384,205
                                                  -----------
             BUSINESS SERVICES (3.8%)
     2,000   *Choice Point Inc. ................      101,380
    12,600   *Concord EFS Inc. .................      413,028
     5,800   *Corporate Executive Board Co. ....      212,860
                                                  -----------
                                                      727,268
                                                  -----------
             COMPUTER & RELATED (8.8%)
     5,600   *Bisys Group Inc. .................      358,344
     8,800   *Brocade Communications............      291,456
     6,100   *Citrix Systems Inc. ..............      138,226
    16,500   *Dell Computer.....................      448,470
     5,500   *Emulex Corp. .....................      217,305
     3,600   *Intrado Inc. .....................       96,480
     6,400   *Riverstone Networks Inc. .........      106,240
                                                  -----------
                                                    1,656,521
                                                  -----------
             COMPUTER SOFTWARE (12.3%)
     9,800   *Agile Software Corp. .............      168,756
     4,600   *Electronic Arts...................      275,770
     4,200   *JDA Software Group Inc. ..........       93,870
     2,900   *Microsoft Corp. ..................      192,125
     4,700   *Netiq Corp. ......................      165,722
     5,300   *Numerical Technologies............      186,560
     8,200   *Quest Software Inc. ..............      181,302
     8,800   *Retek Inc. .......................      262,856
     8,400   *Siebel Systems Inc. ..............      235,032
    10,000   *Tibco Software....................      149,300
     9,500   *Vastera Inc. .....................      157,795
     6,841   *Verisign Inc. ....................      260,232
                                                  -----------
                                                    2,329,320
                                                  -----------
             DRUGS/BIOTECHNOLOGY (11.6%)
     3,300   *Amgen.............................      186,252
     5,700   *Celgene Corp. ....................      181,944
     1,100   *Cephalon Inc. ....................       83,144
     2,200   *Enzon Inc. .......................      123,816
     2,400   *Forest Laboratories...............      196,680
     3,200   Johnson & Johnson Co. .............      189,120
     3,600   *IDEC Pharmaceuticals..............      248,148
     3,900   *Integra Lifesciences Holding......      102,726
     3,800   *Invitrogen Corp. .................      235,334
     2,333   *King Pharmaceuticals Inc. ........       98,289
     9,500   Pfizer Inc. .......................      378,575
     4,500   *Techne Corp. .....................      165,825
                                                  -----------
                                                    2,189,853
                                                  -----------
             EDUCATION (2.3%)
     9,500   *Apollo Group Inc. ................      427,595
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (15.4%)
     3,700   *Broadcom Corp. ...................      151,219
     3,700   *L-3 Communications Holdings.......      333,000
    14,200   Intel Corp. .......................      446,590
     4,500   *Intersil Corporation..............      145,125
     7,400   *Kulicke & Soffa Industries........      126,910

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
     4,400   *Lam Research Corp. ...............  $   102,168
     7,200   *Microchip Technology..............      278,928
     1,900   *Novellus Systems Inc. ............       74,955
     4,400   *Nvidia Corp. .....................      294,360
     5,700   *Qlogic Corporation................      253,707
     5,400   *RF Micro Devices Inc. ............      103,842
     4,600   *Semtech Corp. ....................      164,174
     7,200   *Silicon Labs......................      242,712
     6,700   Texas Instruments..................      187,600
                                                  -----------
                                                    2,905,290
                                                  -----------
             FINANCIAL SERVICES (2.0%)
     5,800   Federal Home Loan Mtg. Corp. ......      379,320
                                                  -----------
             INSTRUMENTS/CONTROL (2.9%)
     9,500   *Bruker Daltonics Inc. ............      155,325
     4,200   *Mettler-Toledo Intl...............      217,770
     5,200   Perkin Elmer Inc. .................      182,104
                                                  -----------
                                                      555,199
                                                  -----------
             INSURANCE (2.1%)
     2,400   American International Group.......      190,560
     1,800   *Wellpoint Health Networks.........      210,330
                                                  -----------
                                                      400,890
                                                  -----------
             INTERNET & RELATED (0.4%)
     6,100   *Earthlink Inc. ...................       74,237
                                                  -----------
             MEDIA (2.7%)
    13,200   *Gemstar-TV Guide Intl. Inc. ......      365,640
     4,100   *Macrovision Corp. ................      144,402
                                                  -----------
                                                      510,042
                                                  -----------
             MEDICAL & RELATED (11.0%)
     5,300   *Accredo Health Inc. ..............      210,410
     4,700   *Advance PCS.......................      137,945
     7,500   Biomet Inc. .......................      231,750
     5,400   *Community Health Systems..........      137,700
    13,000   *Cytyc Corp. ......................      339,300
     3,700   *Express Scripts Inc. .............      173,012
     3,500   *Laboratory Corp. of America.......      282,975
     2,700   *United Health Group Inc. .........      191,079
     5,200   *Varian Medical Systems Inc. ......      370,552
                                                  -----------
                                                    2,074,723
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.3%)
     9,500   *Hanover Compressor Co. ...........      239,970
                                                  -----------
             RESTAURANTS (0.8%)
     4,200   *Cheesecake Factory................      146,034
                                                  -----------
             RETAIL (5.4%)
     9,700   *Bed Bath and Beyond Inc. .........      328,830
     4,600   *Copart Inc. ......................      167,302
     5,000   Home Depot.........................      255,050
     4,700   *Too Inc. .........................      129,250
     3,200   *Whole Foods Market Inc. ..........      139,392
                                                  -----------
                                                    1,019,824
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             SCHOOLS (1.9%)
     5,800   *Career Education Corp. ...........  $   198,824
     3,900   *Corinthian Colleges Inc. .........      159,471
                                                  -----------
                                                      358,295
                                                  -----------
             SCIENTIFIC TECHNOLOGY (1.0%)
     5,100   *Waters Corp. .....................      197,625
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (3.9%)
     9,700   *Polycom Inc. .....................      330,479
     3,100   *Powerwave Technologies............       53,568
     6,200   *Triton PCS Holdings...............      181,970
     5,800   *Utstarcom Inc. ...................      165,300
                                                  -----------
                                                      731,317
                                                  -----------
             TOTAL U.S. COMMON STOCKS (91.6%)
              (COST $15,966,809)................  $17,307,528
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (2.9%)
             DIVERSIFIED MANUFACTURING (2.9%)
     9,200   Tyco International Ltd. ...........  $   541,880
                                                  -----------
             FINLAND (1.2%)
             TELECOMMUNICATIONS & CELLULAR (1.2%)
     9,400   Nokia Corp. ADR A..................      230,582
                                                  -----------
             ISRAEL (0.2%)
             COMPUTER & RELATED (0.2%)
     1,100   *Check Point Software Tech.........       43,878
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             TOTAL FOREIGN COMMON STOCKS (4.3.%)
              (COST $700,800)...................  $   816,340
                                                  -----------
             TOTAL COMMON STOCKS (95.9%) (COST
              $16,667,609)......................  $18,123,868
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (12.0%)
$2,268,000   Firstar Bank 1.250% 01/02/02
              Repurchase price $2,268,155
              Collateralized by FHLMC Market
              Value: $2,313,366 Face Value:
              $2,522,193 Due: 05/01/2016
              Interest: 6.000%..................  $ 2,268,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (12.0%)
              (COST $2,268,000).................  $ 2,268,000
                                                  -----------
             TOTAL HOLDINGS (107.9%) (COST
              $18,935,609) (a)..................  $20,391,868
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-7.9%)...............   (1,499,595)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $18,892,273
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $120,235.
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $16,667,609).............  $18,123,868
  Investments in repurchase agreements at
    cost....................................    2,268,000
  Cash......................................           42
  Receivable for securities sold............      352,796
  Receivable for fund shares sold...........        6,322
  Dividends & accrued interest receivable...        1,054
  Other.....................................           38
                                              -----------
    Total assets............................   20,752,120
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,733,719
  Payable for fund shares redeemed..........       87,266
  Payable for investment management services
    (note 3)................................       15,326
  Other accrued expenses....................       23,536
                                              -----------
    Total liabilities.......................    1,859,847
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,651,687
  Paid-in capital in excess of par value....   35,104,449
  Accumulated net realized loss on
    investments.............................  (20,320,122)
  Net unrealized appreciation on
    investments.............................    1,456,259
                                              -----------
Net assets at market value..................  $18,892,273
                                              ===========
Shares outstanding (note 4).................    2,651,687
Net asset value per share...................  $      7.12
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $     46,857
  Dividends.................................        21,270
                                              ------------
    Total investment income.................        68,127
                                              ------------
Expenses:
  Management fees (note 3)..................       214,860
  Custodian fees (note 3)...................         6,324
  Directors' fees (note 3)..................         1,000
  Professional fees.........................         8,155
  Accounting and transfer agent fees (note
    3)......................................        21,131
  Printing fees.............................         6,501
  Filing fees...............................         1,710
  Conversion expense (note 3)...............         7,119
  Other.....................................           493
                                              ------------
    Total expenses..........................       267,293
                                              ------------
    Net investment loss.....................      (199,166)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (20,211,101)
  Change in unrealized appreciation
    (depreciation) on investments...........     6,585,075
                                              ------------
      Net loss on investments...............   (13,626,026)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(13,825,192)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $   (199,166)   $   (313,531)
  Realized gain (loss) on investments.......................   (20,211,101)      5,817,117
  Unrealized appreciation (depreciation) on investments.....     6,585,075     (15,239,184)
                                                              ------------    ------------
      Net decrease in assets from operations................   (13,825,192)     (9,735,598)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Capital gains distributions...............................      (110,159)     (6,194,903)
  Return of capital.........................................       (83,837)              0
                                                              ------------    ------------
      Total dividends and distributions.....................      (193,996)     (6,194,903)
From capital share transactions (note 4):
  Received from shares sold.................................     6,026,624      20,474,980
  Received from dividends reinvested........................       193,996       6,194,903
  Paid for shares redeemed..................................    (9,716,337)     (5,794,676)
                                                              ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (3,495,717)     20,875,207
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (17,514,905)      4,944,706
Net Assets:
  Beginning of period.......................................    36,407,178      31,462,472
                                                              ------------    ------------
  End of period.............................................  $ 18,892,273    $ 36,407,178
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999       1998     1997*
                                                              -------    -------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 11.90    $ 16.98    $ 10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................    (0.08)     (0.14)     (0.10)    (0.06)    (0.02)
  Net realized & unrealized gain (loss) on investments......    (4.63)     (2.51)     11.05      0.92     (0.30)
                                                              -------    -------    -------    ------    ------
    Total income (loss) from investment operations..........    (4.71)     (2.65)     10.95      0.86     (0.32)
                                                              -------    -------    -------    ------    ------
Less distributions:
  Distributions from net realized capital gains.............    (0.04)     (2.43)     (4.51)     0.00      0.00
  Return of Capital.........................................    (0.03)      0.00       0.00      0.00      0.00
                                                              -------    -------    -------    ------    ------
Net asset value, end of period..............................  $  7.12    $ 11.90    $ 16.98    $10.54    $ 9.68
                                                              =======    =======    =======    ======    ======
Total return................................................   (39.50)%   (16.87)%   104.95%     8.82%    (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.18%      1.09%      1.06%     1.13%     1.11%(a)
  Ratio of net investment loss to average net assets........    (0.88)%    (0.75)%    (0.75)%   (0.62)%   (0.18)%(a)
Portfolio turnover rate.....................................      208%       146%       264%      134%       65%
Net assets at end of period (millions)......................  $  18.9    $  36.4    $  31.5    $ 11.8    $  9.5

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURN:

One-year                                    -12.84%
Three-year                                    9.00%
Since inception (1/3/97)                     13.64%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Growth & Income Portfolio declined (12.84)% versus the Russell Midcap Growth Index decline of (20.16)% for the same period.

In managing the Portfolio, we seek broad diversification across both positions and sectors and emphasize stocks that trade at reasonable valuations. This strategy has led to a successful long-term record of second-quartile performance in most mid-cap growth peer groups. Our investment process can also lead to short periods of under performance, however, particularly when the volatile Russell Midcap Growth Index spikes upward, as it did last quarter. We think it is valuable to remind investors that we are looking to achieve consistent long-term investment results.

At the portfolio level, we entered the fourth quarter with approximately 20% of the Portfolio invested in technology, against a 26% technology weighting in the benchmark. Within technology we were broadly diversified, but with a tilt toward software companies. We sensed that software's earnings streams would be more durable than many hardware technology companies, particularly throughout a recessionary environment. From a valuation perspective, we saw a number of high-quality software companies that were trading at one to two times revenues, historic lows for these businesses. Finally, we saw a persistent inventory overhang in hardware that did not exist on the software side of the market. In general, this thesis proved correct; we achieved strong performance from such companies as Check Point Software Technologies Ltd., Siebel Systems, Inc., and NetIQ Corporation.

We recognized positive returns from our health care positions. Although we had owned a number of health care services stock in the first half of the year, we tended to trim many of them as they ran up in price and valuation. Toward the end of the year, we increased our biotechnology exposure. We see large-cap pharmaceutical companies with big holes in their product and drug pipelines, looking to the biotech community for a flow of ideas and products and almost an outsourced research and development department. Bristol-Myers Squibb Corporation's intention to purchase a stake in ImClone Systems Incorporated announced in September 2001 is a likely first of more strategic partnerships/acquisition deals to come. Furthermore, we see more budget money flowing to the Food and Drug Administration (FDA), and the Bush administration has announced a new head of the FDA, which should help accelerate new biotech product approval. Finally, many of these stocks were trading at historically attractive valuations in the second half of this year. We achieved strong performance from a number of positions, including Millenium Pharmaceuticals, Inc., Protein Design Labs, Inc., Abgenix, Inc., and MedImmune, Inc.

We achieved generally positive results from consumer-related names in the fourth quarter. Unfortunately, we did not own enough of them, at least compared with the benchmark. This underweighting hurt our relative performance. Long-held positions such as Office Depot, Inc. continued to produce solid returns, as did Hotel Reservations Network, Inc., despite the correction in that stock around the September 11th events. We also recognized strong performance from Cendant Corporation, which owns a collection of travel-related businesses, including Avis and various hotel franchises. Cendant enjoyed strong positive cash flows and was trading at around 13 times next year's earnings when we began purchasing it. We see it as a great way to play an early-cycle economic recovery.

Looking forward, we continue to invest the Portfolio with an eye toward recovery from the recession. Although it is difficult to pinpoint, we believe we will see recovery in 2002 and we know from experience that stocks move well in advance of actual recovery. We continue to run the Portfolio in a diversified manner, mindful of benchmark sector weightings but not hostage to them. As small- and mid-cap stocks continue to outperform large-cap stocks, we are optimistic that we can continue to build positively in 2002 on our long-term record.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               Growth & Income Portfolio (Commenced operations January 3, 1997)
1/97                                                                                                                $    10000
                                                                                                                         11334
'97                                                                                                                    13657.5
                                                                                                                       14452.3
'98                                                                                                                    14625.8
                                                                                                                       17752.8
'99                                                                                                                    23730.1
                                                                                                                       23891.5
'00                                                                                                                    21762.7
                                                                                                                       21401.5
'01                                                                                                                    18940.3

                                                                   Russell MidCap Growth
1/97                                                                          $    10000
                                                                                   11054
'97                                                                              12253.4
                                                                                 13707.8
'98                                                                              14442.6
                                                                                   16492
'99                                                                              21851.9
                                                                                 24504.7
'00                                                                              19285.2
                                                                                 16783.9
'01                                                                              15397.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Viewpoint Corp.                        2.3
 2.  Alliant Techsystems, Inc.              2.2
 3.  Clayton Homes, Inc.                    2.0
 4.  Charter Communications                 1.6
 5.  Int'l Flavors & Fragrance              1.6
 6.  Medimmune, Inc.                        1.5
 7.  Perkinelmer, Inc.                      1.5
 8.  Intuit, Inc.                           1.5
 9.  Office Depot                           1.4
10.  Foot Locker, Inc.                      1.4

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer Software                       9.1
 2.  Oil, Energy and Natural Gas             7.5
 3.  Drugs/Biotechnology                     5.4
 4.  Computer & Related                      5.2
 5.  Telecommunications & Cellular           4.6

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (3.1%)
    29,400   *Alliant Techsystems Inc..........  $  2,269,680
    18,000   Lockheed Martin Corp..............       840,060
                                                 ------------
                                                    3,109,740
                                                 ------------
             BANKING (2.0%)
    27,500   BB&T Corp.........................       993,025
    40,000   Pacific Century Financial Corp....     1,035,600
                                                 ------------
                                                    2,028,625
                                                 ------------
             BROADCAST TV & RADIO (2.5%)
   101,100   *Charter Communications Inc. CL
              A................................     1,661,073
    35,000   *Hispanic Broadcasting Corp.......       892,500
                                                 ------------
                                                    2,553,573
                                                 ------------
             BUILDING & CONSTRUCTION (1.8%)
    18,500   Centex Corp.......................     1,056,165
    17,300   Lennar Corp.......................       809,986
                                                 ------------
                                                    1,866,151
                                                 ------------
             BUSINESS SERVICES (1.3%)
    70,000   *Cendant Corp.....................     1,372,700
                                                 ------------
             CHEMICALS (2.4%)
    16,500   Ashland Inc.......................       760,320
    55,000   Int'l Flavors & Fragrance.........     1,634,050
                                                 ------------
                                                    2,394,370
                                                 ------------
             COMPUTER & RELATED (5.2%)
   186,400   *Auspex Systems Inc...............       335,520
    40,000   Hewlett Packard Co................       821,600
   115,000   *I2 Technologies Inc..............       908,500
    16,500   *Lexmark Intl Group Inc...........       973,500
    29,200   *Sabre Group Holdings                  1,236,620
    65,000   Symbol Technologies Inc...........     1,032,200
                                                 ------------
                                                    5,307,940
                                                 ------------
             COMPUTER SOFTWARE (9.1%)
    27,500   Adobe Systems Inc.................       853,875
   335,000   *Ascential Software Corp..........     1,356,750
    17,500   *Electronic Arts..................     1,049,125
    35,000   *Intuit Inc.......................     1,497,300
    27,500   *NetIQ Corp.......................       969,650
    47,000   *Network Associates Inc...........     1,214,950
   345,000   *Viewpoint Corp...................     2,349,450
                                                 ------------
                                                    9,291,100
                                                 ------------
             CONSUMER PRODUCTS (0.9%)
    23,400   Alberto-Culver Co. CL A...........       914,706
                                                 ------------
             DRUGS/BIOTECHNOLOGY (5.4%)
    32,500   *Abgenix Inc......................     1,093,300
    20,000   Imclone Systems...................       929,200
    16,000   *Invitrogen Corp..................       990,880
    50,000   *Ivax Corp........................     1,007,000
    33,000   *Medimmune Inc....................     1,529,550
                                                 ------------
                                                    5,549,930
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (3.8%)
    70,000   *Advanced Micro Devices...........     1,110,200

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (CONTINUED)
    42,500   Perkinelmer Inc...................  $  1,488,350
    32,500   *Waters Corp......................     1,259,375
                                                 ------------
                                                    3,857,925
                                                 ------------
             FINANCIAL SERVICES (4.3%)
   115,000   *E*Trade Group Inc................     1,178,750
    18,500   H & R Block.......................       826,950
    26,250   *Investment Technology Group......     1,025,588
    30,000   Union Planters Corp...............     1,353,900
                                                 ------------
                                                    4,385,188
                                                 ------------
             FOOD & RELATED (3.2%)
    40,400   *Aramark Worldwide Corp...........     1,086,760
    80,000   Archer Daniels-Midland Co.........     1,148,000
    20,000   Coors (Adolph)....................     1,068,000
                                                 ------------
                                                    3,302,760
                                                 ------------
             FORESTRY & PAPER PRODUCTS (1.0%)
    20,000   Willamette Industries.............     1,042,400
                                                 ------------
             HOUSING & RELATED (2.0%)
   120,000   Clayton Homes Inc.................     2,052,000
                                                 ------------
             INSURANCE SERVICES (2.3%)
    50,000   Fidelity National Financial
              Inc..............................     1,240,000
    20,000   Loews Corp........................     1,107,600
                                                 ------------
                                                    2,347,600
                                                 ------------
             MACHINERY (1.7%)
    12,000   Illinois Tool Works...............       812,640
    20,000   The Stanley Works.................       931,400
                                                 ------------
                                                    1,744,040
                                                 ------------
             MEDICAL & RELATED (2.7%)
    40,000   *Applera Corp.-Celera Genomics....     1,067,600
    48,400   *Endocardial Solutions Inc........       256,520
    23,500   *Genzyme..........................     1,406,710
                                                 ------------
                                                    2,730,830
                                                 ------------
             METALS & MINING (1.2%)
    45,000   Engelhard Corp....................     1,245,600
                                                 ------------
             OFFICE EQUIPMENT (1.8%)
    26,000   Diebold...........................     1,051,440
    75,000   Xerox Corp........................       781,500
                                                 ------------
                                                    1,832,940
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.5%)
    22,000   Apache Corp.......................     1,097,360
    30,000   *BJ Services......................       973,500
    30,000   Devon Energy Corp.................     1,159,500
    46,000   Dynegy Inc........................     1,173,000
    44,000   GlobalSantaFe.....................     1,254,880
    35,000   *Noble Drilling Corp..............     1,191,400
    40,000   Ocean Energy Inc..................       768,000
                                                 ------------
                                                    7,617,640
                                                 ------------
             REAL ESTATE (1.3%)
    45,000   Equity Office Properties..........     1,353,600
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (9.2%)
    45,000   *Abercrombie & Fitch..............  $  1,193,850
    26,000   *Federated Dept. Stores...........     1,063,400
    90,700   *Foot Locker Inc..................     1,419,455
    80,000   *Office Depot.....................     1,483,200
    29,000   *O'Reilly Automotive Inc..........     1,057,630
    35,000   Radioshack Corp...................     1,053,500
    25,000   TJX Cos. Inc......................       996,500
    42,500   *TOO Inc..........................     1,168,750
                                                 ------------
                                                    9,436,285
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.6%)
   195,000   *ADC Telecommunications Inc.......       897,000
    50,000   Motorola Inc.                            751,000
 1,425,000   *Primus Telecom. Group Inc........       926,250
    37,500   *Utstarcom Inc....................     1,068,750
    80,000   Worldcom Inc. MCI Group...........     1,016,000
                                                 ------------
                                                    4,659,000
                                                 ------------
             TRANSPORTATION & EQUIPMENT (2.4%)
    52,500   *Continental Airlines CL B........     1,376,025
    58,700   Norfolk Southern Co...............     1,075,971
                                                 ------------
                                                    2,451,996
                                                 ------------
             UTILITIES (1.1%)
    65,000   *Calpine Corp.....................     1,091,350
                                                 ------------
             TOTAL U.S. COMMON STOCKS (83.8%)
              (COST $80,187,724)...............  $ 85,539,989
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (0.8%)
             COMPUTER SOFTWARE (0.8%)
    20,000   *Check Point Software
              Technologies.....................  $    797,800
                                                 ------------
             KOREA (0.7%)
             TELECOMMUNICATIONS (0.7%)
    35,200   SK Telecom Co. ...................       761,024
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (1.5%)
              (COST $1,420,613)................  $  1,558,824
                                                 ------------
             TOTAL COMMON STOCKS (85.3%) (COST
              $81,608,337).....................  $ 87,098,813
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (0.5%)
     4,000   *Northrup Grumman Corp. Conv. ....  $    445,600
                                                 ------------
             TELECOMMUNICATIONS (0.8%)
    32,700   Sprint Corp. Conv.................       830,907
                                                 ------------
             TOTAL PREFERRED STOCKS (1.3%)
              (COST $1,217,500)................  $  1,276,507
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.2%)
$1,000,000   Allegiance Telecom Inc. 12.875%
              05/15/08.........................  $    745,000
 1,000,000   Level 3 Communications 9.125%
              05/01/08.........................       475,000
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (1.2%) (COST $1,284,147).........  $  1,220,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             COMMUNICATIONS & MEDIA (1.1%)
$1,250,000   Echostar Communications (144A)
              5.750% 05/15/08..................  $  1,126,563
                                                 ------------
             COMPUTER & RELATED (0.9%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05.........................       936,250
                                                 ------------
             DRUGS/BIOTECHNOLOGY (0.5%)
   500,000   Cephalon, Inc. (144A) 2.500%
              12/15/06.........................       545,624
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (0.9%)
 1,000,000   LAM Research Corp. (144A) 4.000%
              06/01/06.........................       898,750
                                                 ------------
             TELECOMMUNICATIONS (0.7%)
   750,000   Nextel Communications, Inc. 4.750%
              07/01/07.........................       573,750
   500,000   Primus Telecom. Group 12.750%
              10/15/09.........................        87,500
                                                 ------------
                                                      661,250
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (4.1%) (COST $4,010,803).........  $  4,168,437
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (10.4%)
$10,594,000   Firstar Bank 1.250% 01/02/02
               Repurchase price $10,594,726
               Collateralized by FHLMC Market
               Value: $10,805,909 Face Value:
               $11,781,356 Due: 05/01/2016
               Interest: 6.000%.................  $ 10,594,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (10.4%) (COST $10,594,000).......  $ 10,594,000
                                                  ------------
              TOTAL HOLDINGS (102.3%) (COST
               $98,714,787) (a).................  $104,357,757
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-2.3%)..............    (2,303,713)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $102,054,044
                                                  ============

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,681,610. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,570,938 or 2.5% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $98,714,787)............  $104,357,757
  Cash.....................................           208
  Receivable for securities sold...........     1,019,471
  Receivable for fund shares sold..........        52,881
  Dividends & accrued interest
    receivable.............................       171,994
  Other....................................           150
                                             ------------
    Total assets...........................   105,602,461
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,084,312
  Payable for fund shares redeemed.........       371,647
  Payable for investment management
    services (note 3)......................        72,713
  Other accrued expenses...................        19,745
                                             ------------
    Total liabilities......................     3,548,417
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,964,511
  Paid-in capital in excess of par value...   110,618,809
  Accumulated net realized loss on
    investments............................   (22,406,074)
  Net unrealized appreciation on
    investments............................     5,642,970
  Undistributed net investment income......       233,828
                                             ------------
Net assets at market value.................  $102,054,044
                                             ============
Shares outstanding (note 4)................     7,964,511
Net asset value per share..................  $      12.81
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  1,520,494
  Dividends (net of withholding tax of
    $1,623).................................       847,768
                                              ------------
    Total investment income.................     2,368,262
                                              ------------
Expenses:
  Management fees (note 3)..................       912,586
  Custodian fees (note 3)...................        21,801
  Directors' fees (note 3)..................         2,850
  Professional fees.........................         9,702
  Accounting and transfer agent fees (note
    3)......................................        77,704
  Printing fees.............................        19,500
  Filing fees...............................         2,602
  Conversion expense (note 3)...............        22,578
  Other.....................................         1,370
                                              ------------
    Total expenses..........................     1,070,693
                                              ------------
    Net investment income...................     1,297,569
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from:
      Investments...........................   (18,799,419)
      Option contracts......................       (30,377)
  Change in unrealized appreciation
    (depreciation) on investments...........     2,001,312
                                              ------------
      Net loss on investments...............   (16,828,484)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(15,530,915)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  1,297,569    $      3,330
  Realized gain (loss) on investments.......................   (18,829,796)     10,727,468
  Unrealized appreciation (depreciation) on investments.....     2,001,312     (21,968,608)
                                                              ------------    ------------
      Net decrease in assets from operations................   (15,530,915)    (11,237,810)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (1,190,022)         (3,330)
  Capital gains distributions...............................             0     (12,409,258)
  Distributions in excess of capital gains..................             0      (3,587,707)
  Return of capital.........................................      (273,778)       (176,239)
                                                              ------------    ------------
      Total dividends and distributions.....................    (1,463,800)    (16,176,534)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    11,692,438      25,223,903
  Received from dividends reinvested........................     1,463,800      16,176,534
  Paid for shares redeemed..................................   (11,518,676)     (9,623,321)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................     1,637,562      31,777,116
                                                              ------------    ------------
         Increase (decrease) in net assets..................   (15,357,153)      4,362,772
Net Assets:
  Beginning of period.......................................   117,411,197     113,048,425
                                                              ------------    ------------
  End of period (a).........................................  $102,054,044    $117,411,197
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $    233,828    $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998     1997*
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 14.92    $18.78    $13.63    $12.85    $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.18(c)   0.00      0.02      0.14      0.11
  Net realized & unrealized gain (loss) on investments......    (2.11)(c)  (1.49)    8.33      0.77      3.52
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.93)    (1.49)     8.35      0.91      3.63
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    (0.17)     0.00     (0.02)    (0.13)    (0.11)
  Distributions from net realized capital gains.............    (0.01)    (1.81)    (3.17)     0.00     (0.67)
  Distributions in excess of capital gains..................     0.00     (0.53)     0.00      0.00      0.00
  Return of capital.........................................     0.00     (0.03)    (0.01)     0.00      0.00
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.18)    (2.37)    (3.20)    (0.13)    (0.78)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 12.81    $14.92    $18.78    $13.63    $12.85
                                                              =======    ======    ======    ======    ======
Total return................................................   (12.84)%   (8.29)%   62.25%     7.09%    36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.00%     0.98%     0.95%     0.97%     0.95%(a)
  Ratio of net investment income to average net assets......     1.21%(c)   0.00%    0.15%     1.09%     1.04%(a)
Portfolio turnover rate.....................................      407%      537%      417%      286%      185%
Net assets at end of period (millions)......................  $ 102.1    $117.4    $113.0    $ 51.4    $ 18.7

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c)  Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the
     Financial Statements, these amounts would have been:
     Net investment income.......................................  $  0.13
     Net realized and unrealized gain (loss).....................  $ (2.06)
     Net investment income ratio.................................     0.80%
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE
The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -13.34%
Three year                                  -0.55%
Since inception (1/3/97)                    11.01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National S&P 500 Index Portfolio declined (13.34)% versus the S&P 500 Index decline of (11.88)% for the same period. The Portfolio's correlation with the S&P 500 Index was 99.25%. The correlation between the Portfolio and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the Portfolio's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the Portfolio's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.

 CHANGE IN VALUE OF $10,000 INVESTMENT


                                  [LINE GRAPH]
                                                                  S&P 500 FUND (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/97                                                                   $   10000                         $    10000
                                                                            12058                              12060
'97                                                                       13174.6                              13336
                                                                          15524.9                            15697.7
'98                                                                       17127.1                            17146.7
                                                                          19247.4                            19269.4
'99                                                                       21516.7                            20755.1
                                                                          21628.6                            20665.8
'00                                                                       19441.9                            18863.8
                                                                            17976                            17599.9
'01                                                                       16848.9                            16623.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broadest domestic economy.

 TOP 10 DOMESTIC EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  General Electric Co.                   2.1
 2.  Microsoft Corp.                        2.0
 3.  Citigroup, Inc.                        1.6
 4.  Exxon Mobil Corporation                1.5
 5.  Pfizer, Inc.                           1.5
 6.  Intel Corp.                            1.4
 7.  Walmart Stores, Inc.                   1.3
 8.  Johnson & Johnson Co.                  1.3
 9.  Intl. Business Machines                1.2
10.  American Equity Group                  1.1

 TOP 5 U.S. INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                6.0
 2.  Drugs/Biotechnology                    5.2
 3.  Computer & Related                     4.4
 4.  Telecommunications & Cellular          4.0
 5.  Retail                                 3.6

---------------

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (1.2%)
    26,000   Boeing Co. .......................  $  1,008,280
     3,100   General Dynamics Corp. ...........       246,884
    17,700   *Honeywell Intl. Inc. ............       598,614
     5,000   United Technologies Corp. ........       323,150
                                                 ------------
                                                    2,176,928
                                                 ------------
             AUTOMOTIVE & RELATED (0.2%)
     4,000   *Delphi Automotive Systems........        54,640
    25,487   Ford Motor Co. ...................       400,656
                                                 ------------
                                                      455,296
                                                 ------------
             BANKING (6.0%)
    10,900   Bank of America Corp. ............       686,155
    32,000   Bank One Corp. ...................     1,249,600
     2,000   Capital One Financial Corp. ......       107,900
    58,069   Citigroup Inc. ...................     2,931,323
    18,650   Fifth Third Bancorp...............     1,143,805
    26,600   Fleet Boston Financial Corp. .....       970,900
    37,000   JP Morgan Chase & Co. ............     1,344,950
     8,000   MBNA Corporation..................       281,600
    23,890   *US Bancorp.......................       500,017
    23,000   *Wachovia Corp. ..................       721,280
    14,250   Washington Mutual Inc. ...........       465,975
    18,100   Wells Fargo & Co. ................       786,445
                                                 ------------
                                                   11,189,950
                                                 ------------
             BROADCAST RADIO & TV (0.4%)
     7,500   *Clear Channel Communications.....       381,825
     9,000   Comcast Corp. CL A Special........       324,000
                                                 ------------
                                                      705,825
                                                 ------------
             BUSINESS SERVICES (0.5%)
     6,000   Automatic Data Processing Inc. ...       353,400
     8,100   *Cendant Corporation..............       158,841
     1,500   *Cintas Group.....................        72,000
     4,000   First Data........................       313,800
     3,600   Paychex Inc.......................       125,460
                                                 ------------
                                                    1,023,501
                                                 ------------
             CHEMICALS (0.5%)
    18,000   Dow Chemical Co. .................       608,040
     7,200   Dupont De Nemours & Co. ..........       306,072
     1,600   PPG Industries....................        82,752
                                                 ------------
                                                      996,864
                                                 ------------
             COMPUTER & RELATED (4.4%)
    43,300   *AOL Time Warner Inc. ............     1,389,930
    71,300   Cisco Systems Inc. ...............     1,291,243
    15,000   Compaq Computers Corp. ...........       146,400
     1,500   *Computer Sciences................        73,470
    43,000   Dell Computer Corp. ..............     1,168,740

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (CONTINUED)
    19,000   EMC Corp. Massachusetts...........  $    255,360
     7,000   Electronic Data Systems Corp. ....       479,850
    35,200   Hewlett-Packard Co. ..............       723,008
    19,000   Intl. Business Machines...........     2,298,240
    27,000   *Sun Microsystems Inc. ...........       332,100
                                                 ------------
                                                    8,158,341
                                                 ------------
             COMPUTER SOFTWARE (3.1%)
    19,000   Computer Associates...............       655,310
     1,500   *Intuit Inc. .....................        64,170
    56,200   *Microsoft Corp. .................     3,723,250
    81,000   *Oracle Corp. ....................     1,118,610
     2,900   *Peoplesoft Inc. .................       116,580
     4,300   *Siebel Systems Inc. .............       120,314
     1,000   *Veritas Software Corp. ..........        44,830
                                                 ------------
                                                    5,843,064
                                                 ------------
             CONGLOMERATES (0.2%)
     3,000   3M Company........................       354,630
                                                 ------------
             CONSUMER PRODUCTS (2.7%)
     5,500   Colgate Palmolive Co. ............       317,625
     3,500   Eastman Kodak Company.............       103,005
    12,000   Gillette Co. .....................       400,800
    40,000   Johnson & Johnson Co. ............     2,364,000
     2,600   McKesson HBOC Inc. ...............        97,240
     2,700   Nike Class B......................       151,848
    20,000   Procter & Gamble Co. .............     1,582,600
                                                 ------------
                                                    5,017,118
                                                 ------------
             DRUGS/BIOTECHNOLOGY (5.2%)
     3,500   Abbott Labs.......................       195,125
     9,000   American Home Products Corp. .....       552,240
    20,250   *Amgen Inc. ......................     1,142,910
    18,700   Bristol-Meyer/Squibb..............       953,700
     4,400   Cardinal Health Inc. .............       284,504
     3,500   Lilly Eli & Co. ..................       274,890
    28,500   Merck & Co Inc. ..................     1,675,800
    68,750   Pfizer Inc. ......................     2,739,687
    23,700   Pharmacia Corp. ..................     1,010,805
    26,500   Schering-Plough Corp. ............       948,965
                                                 ------------
                                                    9,778,626
                                                 ------------
             ELECTRICAL EQUIPMENT (2.4%)
     9,000   Emerson Electric Co. .............       513,900
    96,900   General Electric Co. .............     3,883,752
                                                 ------------
                                                    4,397,652
                                                 ------------
             ELECTRONICS/SEMICONDUCTOR (2.9%)
    11,000   *Agilent Technologies Inc. .......       313,610

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTOR (CONTINUED)
     6,000   *Analog Devices...................  $    266,340
    16,100   *Applied Materials................       645,610
     1,700   *Broadcom Corp. ..................        69,479
    82,000   Intel Corp. ......................     2,578,900
     1,800   *Jabil Circuit Inc. ..............        40,896
     3,000   *Maxim Integrated Products........       157,530
     3,000   Micron Technology Inc. ...........        93,000
     1,800   *Nvidia Corp. ....................       120,420
     4,900   *Sanmina Corp. ...................        97,510
    10,000   *Solectron Corp. .................       112,800
     8,300   *Teradyne Inc. ...................       250,162
    21,300   Texas Instruments.................       596,400
     3,500   *Xilinx Inc. .....................       136,675
                                                 ------------
                                                    5,479,332
                                                 ------------
             ENTERTAINMENT & LEISURE (0.6%)
     5,500   Carnival Corporation..............       154,440
    44,100   Walt Disney Co. ..................       913,752
                                                 ------------
                                                    1,068,192
                                                 ------------
             ENVIRONMENTAL SERVICES (0.1%)
     8,000   Waste Management Inc. ............       255,280
                                                 ------------
             FINANCIAL SERVICES (1.7%)
    30,800   American Express Co. .............     1,099,252
     2,200   *Concord EFS Inc. ................        72,116
     1,200   Countrywide Credit Ind. Inc.......        49,164
     6,700   Federal Home Loan MTG Corp. ......       438,180
    10,000   Fannie Mae........................       795,000
     2,900   *John Hancock Financial
              Services.........................       119,770
     7,200   Lehman Brothers Holding Inc. .....       480,960
     2,000   Morgan Stanley Dean Witter........       111,880
                                                 ------------
                                                    3,166,322
                                                 ------------
             FOOD & RELATED (3.1%)
     8,800   Anheuser-Busch Cos. Inc. .........       397,848
     9,450   Archer-Daniels-Midland Co. .......       135,608
    11,500   Campbell Soup Co. ................       343,505
    31,000   Coca-Cola Co. ....................     1,461,650
    27,000   *Kroger Co. ......................       563,490
    17,200   Pepsi Co. ........................       837,468
    25,000   Philip Morris Cos. Inc. ..........     1,146,250
    38,000   Sara Lee Corp. ...................       844,740
     5,000   Sysco Corp. ......................       131,100
                                                 ------------
                                                    5,861,659
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.5%)
     4,700   International Paper Company.......       189,645
     4,000   Kimberly-Clark....................       239,200
     8,000   Weyerhaeuser Co. .................       432,640
                                                 ------------
                                                      861,485
                                                 ------------
             INSURANCE SERVICES (2.0%)
     5,200   Aflac Corporation.................       127,712
     7,000   Allstate Corp. ...................       235,900
    25,500   American Intl. Group Inc. ........     2,024,700
     1,500   Chubb Corp. ......................       103,500

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (CONTINUED)
     1,500   Cigna Corp. ......................  $    138,975
     2,600   Marsh & McLennan Co. .............       279,370
     7,100   *Metlife Inc. ....................       224,928
       700   Progressive Corp. ................       104,510
     3,100   *UnitedHealth Group Inc. .........       219,387
       900   *Wellpoint Health Networks........       105,165
     1,200   XL Capital LTD Class A............       109,632
                                                 ------------
                                                    3,673,779
                                                 ------------
             MACHINERY (0.1%)
     3,500   Caterpillar Inc. .................       182,875
                                                 ------------
             MANUFACTURING (0.5%)
     1,500   Illinois Tool Works...............       101,580
     9,500   Ingersoll-Rand Co. ...............       397,195
     7,500   Parker-Hannifin Corp. ............       344,325
                                                 ------------
                                                      843,100
                                                 ------------
             MEDIA & PUBLISHING (0.4%)
     3,000   Gannett Co. Inc. .................       201,690
     1,900   McGraw Hill Cos. Inc. ............       115,862
    11,000   *Viacom Inc. CL B.................       485,650
                                                 ------------
                                                      803,202
                                                 ------------
             METALS & MINING (0.2%)
     9,200   Alcoa Inc. .......................       327,060
                                                 ------------
             MEDICAL & RELATED (1.1%)
     1,000   Baxter International Inc. ........        53,630
    37,900   *Boston Scientific Corp. .........       914,148
     5,300   HCA The Healthcare Company........       204,262
     4,000   *Healthsouth Corporation..........        59,280
     3,000   IMS Health Inc. ..................        58,530
    12,300   Medtronic Inc. ...................       629,883
     3,000   *Tenet Healthcare Corp. ..........       176,160
       870   *Zimmer Holdings Inc. ............        26,570
                                                 ------------
                                                    2,122,463
                                                 ------------
             OFFICE EQUIPMENT (0.1%)
     3,000   Avery Dennison Co. ...............       169,590
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.8%)
     2,500   Anadarko Petroleum Corp. .........       142,125
     1,320   Apache Corp. .....................        65,842
     1,900   Burlington Resources Inc. ........        71,326
     2,200   ChevronTexaco Corp. ..............       197,142
    72,000   Exxon Mobil Corp. ................     2,829,600
     1,000   Kerr McGee Co. ...................        54,800
    10,000   Schlumberger Ltd. ................       549,500
     2,400   Unocal Corp. .....................        86,568
    35,000   USX-Marathon Group................     1,050,000
     9,000   Williams Cos......................       229,680
                                                 ------------
                                                    5,276,583
                                                 ------------
             RESTAURANTS (0.2%)
    17,000   McDonalds Corp. ..................       449,990
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (3.6%)
     2,700   *Bed Bath & Beyond Inc. ..........  $     91,530
     5,000   CVS Corp. ........................       148,000
    18,250   Gap Inc. .........................       254,405
    36,500   Home Depot Inc. ..................     1,861,865
     3,200   *Kohls Department Stores..........       225,408
       500   *Safeway Inc. ....................        20,875
     3,000   Sears Roebuck & CO................       142,920
    29,200   Target Corp. .....................     1,198,660
    10,000   Walgreen Co. .....................       336,600
    43,600   Wal-Mart Stores Inc. .............     2,509,180
                                                 ------------
                                                    6,789,443
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.0%)
    17,500   *ADC Telecommunications Inc. .....        80,500
    69,250   AT&T Corp. .......................     1,256,195
    22,284   *AT&T Wireless Services...........       320,221
     3,501   *Avaya Inc. ......................        42,537
    10,000   Bell South Corp. .................       381,500
    10,000   Corning Corp. ....................        89,200
    12,600   *JDS Uniphase Corp. ..............       109,368
    38,800   Lucent Technologies Inc. .........       244,052
    10,500   Motorola Inc. ....................       157,710
    12,000   *Qualcomm Inc. ...................       606,000
    50,900   SBC Communications Inc. ..........     1,993,753
     1,800   Scientific Atlanta Inc. ..........        43,092
     9,200   *Sprint PCS Group.................       224,572
     7,800   *Tellabs Inc. ....................       116,688
    23,200   Verizon Communication.............     1,101,072
    48,550   *Worldcom Inc. -- Worldcom
              Group............................       683,584
                                                 ------------
                                                    7,450,044
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.4%)
     4,500   *Fedex Corp. .....................       233,460
    18,000   Norfolk Southern Corp. ...........       329,940
     7,500   Southwest Airlines Co. ...........       138,600
                                                 ------------
                                                      702,000
                                                 ------------
             UTILITIES (1.2%)
     6,000   AES Corp. ........................        98,100
     3,200   American Electric Power Company...       139,296
     1,000   *Dominion Resources...............        60,100
    27,500   Duke Power........................     1,079,650
    31,000   Edison International..............       468,100
     4,600   El Paso Corp. ....................       205,206
     3,000   Exelon Corporation................       143,640
     6,800   Southern Company..................       172,380
                                                 ------------
                                                    2,366,472
                                                 ------------
             TOTAL U.S. COMMON STOCKS (52.3%)
              (COST $108,929,054)..............  $ 97,946,666
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (0.9%)
             MANUFACTURING (0.9%)
    30,000   Tyco International Ltd. ..........  $  1,767,000
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (0.2%)
             TELECOMMUNICATIONS (0.2%)
    37,500   Nortel Networks Corp. ............  $    281,250
                                                 ------------
             NETHERLANDS (1.1%)
             FOOD & RELATED (0.3%)
     8,600   Unilever..........................       495,446
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.9%)
    32,000   Royal Dutch Petrolium Co. ........     1,568,640
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (2.2%)
              (COST $5,300,705)................  $  4,112,336
                                                 ------------
             TOTAL COMMON STOCKS (54.5%) (COST
              $114,229,759)....................  $102,059,002
                                                 ------------

                                                    MARKET
  SHARES            DEPOSITORY RECEIPTS             VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (4.9%)
    79,800   S&P 500 Depository Receipts.......  $  9,115,554
                                                 ------------
             TOTAL DEPOSITORY RECEIPTS (4.9%)
              (COST $11,122,812)...............  $  9,115,554
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (8.5%)
$2,529,000   Diamler Chrysler Holdings 2.650%
              01/02/02.........................  $  2,528,814
 4,057,000   Ford Motor Credit Company 2.540%
              01/29/02.........................     4,048,985
 4,840,000   General Motors Acceptance Corp.
              2.650% 01/10/02..................     4,836,794
 4,450,000   General Motors Acceptance Corp.
              2.250% 01/28/02..................     4,442,491
                                                 ------------
                                                   15,857,084
                                                 ------------
             FINANCIAL SERVICES (9.3%)
 3,241,000   AIG Funding Inc. 1.870%
              01/08/02.........................     3,239,821
 2,863,000   American Express Credit Corp.
              1.990% 01/03/02..................     2,862,683
 1,666,000   American Express Credit Corp.
              1.840% 01/23/02..................     1,664,125
 3,430,000   American General Finance 1.840%
              01/17/02.........................     3,427,195
 3,171,000   American General Finance Corp.
              1.840% 01/18/02..................     3,168,245
 3,063,000   Household Finance Corp. 1.880%
              01/09/02.........................     3,061,720
                                                 ------------
                                                   17,423,789
                                                 ------------
             INSURANCE SERVICES (3.1%)
 2,342,000   Prudential Funding 1.930%
              01/04/02.........................     2,341,623
 3,355,000   Prudential Funding 1.730%
              01/15/02.........................     3,352,743
                                                 ------------
                                                    5,694,366
                                                 ------------
             MACHINERY (2.9%)
 2,819,000   John Deere Capital 1.780%
              01/22/02.........................     2,816,073
 2,601,000   John Deere Capital 1.800%
              01/25/02.........................     2,597,879
                                                 ------------
                                                    5,413,952
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             MANUFACTURING (2.0%)
$2,093,000   Tyco Capital 1.770% 01/11/02......  $  2,091,971
 1,599,000   Tyco Capital 1.750% 01/16/02......     1,597,834
                                                 ------------
                                                    3,689,805
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.1%)
 3,999,000   Chevron 1.730% 01/14/02...........     3,996,502
                                                 ------------
             RETAIL (3.0%)
 3,466,000   Sears Roebuck Acceptance 2.000%
              01/07/02.........................     3,464,845

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             RETAIL (CONTINUED)
$2,108,000   Sears Roebuck Acceptance 2.600%
              01/24/02.........................  $  2,104,498
                                                 ------------
                                                    5,569,343
                                                 ------------
             TOTAL SHORT-TERM NOTES (30.9%)
              (COST $57,644,841)...............  $ 57,644,841
                                                 ------------
             TOTAL HOLDINGS (90.3%) (COST
              $182,997,412) (a)................  $168,819,397
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (9.7%)...............    18,151,142
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $186,970,539
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $86,144.
     See note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $182,997,412)...........  $168,819,397
  Cash.....................................           740
  Deposit with brokers for margin
    requirements on futures................    19,457,537
  Receivable for fund shares sold..........       156,191
  Dividends & accrued interest
    receivable.............................       134,847
  Other....................................           436
                                             ------------
    Total assets...........................   188,569,148
                                             ------------
Liabilities:
  Variation margin on futures contracts....     1,005,975
  Payable for securities purchased.........       156,609
  Payable for fund shares redeemed.........       353,846
  Payable for investment management
    services (note 3)......................        59,609
  Other accrued expenses...................        22,570
                                             ------------
    Total liabilities......................     1,598,609
                                             ------------
Net assets at market value.................  $186,970,539
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,696,469
  Paid-in capital in excess of par value...   204,128,773
  Accumulated net realized loss on
    investments............................   (17,702,158)
  Net unrealized depreciation on:
    Investments (note 1)...................   (14,178,015)
    Futures contracts (note 1).............    (1,005,975)
  Undistributed net investment income......        31,445
                                             ------------
Net assets at market value.................  $186,970,539
                                             ============
Shares outstanding (note 4)................    15,696,469
Net asset value per share..................  $      11.91
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $  3,625,919
  Dividends (net of withholding tax of
    $9,751).................................     1,335,656
                                              ------------
    Total investment income.................     4,961,575
                                              ------------
Expenses:
  Management fees (note 3)..................       721,747
  Custodian fees (note 3)...................        35,000
  Directors' fees (note 3)..................         5,042
  Professional fees.........................        10,702
  Accounting and transfer agent fees (note
    3)......................................       135,400
  Printing fees.............................        34,800
  Filing fees...............................         3,176
  Conversion expense (note 3)...............        41,668
  Other.....................................         2,456
                                              ------------
    Total expenses..........................       989,991
                                              ------------
    Net investment income...................     3,971,584
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments.............................       333,678
    Futures contracts.......................   (19,446,562)
  Change in unrealized appreciation
    (depreciation) on:
      Investments...........................   (14,554,417)
      Futures contracts.....................     1,117,063
                                              ------------
      Net loss on investments...............   (32,550,238)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(28,578,654)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  3,971,584    $  6,841,440
  Realized gain (loss) on investments and futures
    contracts...............................................   (19,112,884)      1,419,351
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................   (13,437,354)    (30,431,872)
                                                              ------------    ------------
      Net decrease in assets from operations................   (28,578,654)    (22,171,081)
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (3,940,139)     (6,830,725)
  Capital gains distributions...............................             0        (374,349)
  Return of capital.........................................             0      (1,382,383)
                                                              ------------    ------------
      Total dividends and distributions.....................    (3,940,139)     (8,587,457)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................    29,107,238      37,822,271
  Received from dividends reinvested........................     3,940,139       8,587,457
  Paid for shares redeemed..................................   (22,779,575)    (22,998,587)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    10,267,802      23,411,141
                                                              ------------    ------------
         Decrease in net assets.............................   (22,250,991)     (7,347,397)
Net Assets:
  Beginning of period.......................................   209,221,530     216,568,927
                                                              ------------    ------------
  End of period (a).........................................  $186,970,539    $209,221,530
                                                              ============    ============
(a) Includes undistributed net investment income of.........  $     31,445    $          0
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998     1997*
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 14.04    $16.17    $14.23    $11.73    $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.26      0.49      0.40      0.38      0.45
  Net realized & unrealized gain (loss) on investments......    (2.13)    (2.00)     3.28      3.09      2.70
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.87)    (1.51)     3.68      3.47      3.15
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    (0.26)    (0.49)    (0.44)    (0.33)    (0.45)
  Distributions from net realized capital gains.............     0.00     (0.03)    (1.30)    (0.64)    (0.91)
  Distributions in excess of capital gains..................     0.00      0.00      0.00      0.00     (0.06)
  Return of capital.........................................     0.00     (0.10)     0.00      0.00      0.00
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.26)    (0.62)    (1.74)    (0.97)    (1.42)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 11.91    $14.04    $16.17    $14.23    $11.73
                                                              =======    ======    ======    ======    ======
Total return................................................   (13.34)%   (9.65)%   25.63%    30.00%    31.75%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.52%     0.50%     0.49%     0.49%     0.52%(a)
  Ratio of net investment income to average net assets......     2.07%     3.14%     2.62%     2.89%     5.29%(a)
Portfolio turnover rate.....................................       10%       30%       68%      115%      445%
Net assets at end of period (millions)......................  $ 187.0    $209.2    $216.6    $ 94.2    $ 22.1

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -19.78%
Three year                                  -6.27%
Since inception (1/3/97)                    -4.31%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 was another volatile year for equity investors. On a quarterly basis, the stock market was up and down equally; however, the negative quarters significantly out paced the positive quarters. During the third quarter of the calendar year 2001, the unimaginable terrorist attacks on September 11th overwhelmed a very frail stock market that sold off dramatically before rebounding. Any company that thought they were getting closer to the end of an earning drought suddenly had no idea of what the future held. These events had a massive impact on the stock prices of all publicly traded companies. For the year ended December 31, 2001, the Ohio National Social Awareness Portfolio declined (19.78)% versus the S&P 500 Index decline of (11.88)% for the same period. Large growth companies that the portfolio primarily invests in were down an average 20.90% for this period for the reasons mentioned earlier. These returns actually mask the amount of volatility that the market experienced due to the unparalleled events that transpired during the period.

The portfolio had increased its cash weighting before and during the turmoil of the markets to reduce volatility and protect capital. The incredibly strong snap back in the equity markets surprised management somewhat by its duration and magnitude. Most cash holdings were put back to work in companies that had been sold off. In addition, defensive names were reduced to allow for participation in the upswing in the market. However, because of poor earnings visibility and the general malaise in the market, management was reluctant to fully commit to the notion that the economy was on track again.

At the end of 2001, the Portfolio was overweighted relative to the S&P 500 Index in financials, health care, industrials and utilities. The Portfolio was underweighted in consumer staples, energy, information technology and transportation. The Portfolio ended the year with approximately 4.8% in cash and cash equivalents.

On December 18, 2001, Ohio National announced the acquisition of Suffolk Capital Management (Suffolk). Suffolk was a subsidiary of Old Mutual Holdings, Inc. and had $2.8 billion in assets under management (as of September, 2001). Suffolk is an equity money manager that has out performed the S&P 500 Index over the last ten years. It is management's intention to have Suffolk manage the portfolio after the transaction closes in early 2002. As a result, the portfolio was in the process of being realigned at the end of 2001 to resemble Suffolk's holdings. Suffolk has an extremely strong track record of superior performance and we are confident that this will be in the best interests of shareholders. We look forward to reporting more about this in the future and thank you for your support.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                SOCIAL AWARENESS (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/3/97                                                               $     10000                         $    10000
                                                                            11321                              12060
'97                                                                       12562.9                              13336
                                                                          12462.4                            15697.7
'98                                                                        9748.1                            17146.7
                                                                          10181.9                            19269.4
'99                                                                         11473                            20755.1
                                                                          12791.2                            20665.8
'00                                                                       10005.3                            18863.8
                                                                          8801.64                            17599.9
'01                                                                       8025.33                            16623.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cendant Corporation                    3.4
 2.  El Paso Corporation                    3.4
 3.  Metris Companies, Inc.                 3.4
 4.  Medtronic, Inc.                        3.3
 5.  NCR Corporation                        3.2
 6.  Tyco International Ltd.                3.1
 7.  Citigroup, Inc.                        3.0
 8.  SPX Corp.                              3.0
 9.  Americourcebergen Corp.                2.8
10.  Chevron Texaco Corp.                   2.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Banking                                10.3
 2.  Medical & Related                       8.6
 3.  Drugs/Biotechnology                     8.3
 4.  Oil, Energy & Natural Gas               7.5
 5.  Telecommunications                      7.1

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           BANKING (10.3%)
   1,000   Banc One Corp. .......................  $   39,050
   1,366   Citigroup Inc. .......................      68,956
   1,000   Fleet Boston Financial Corp. .........      36,500
   1,500   JP Morgan Chase & Co. ................      54,525
   1,000   Mellon Financial Corp. ...............      37,620
                                                   ----------
                                                      236,651
                                                   ----------
           BROADCAST RADIO & TV (2.1%)
   1,000   *Cablevision Systems..................      47,450
                                                   ----------
           BUILDING & CONSTRUCTION (0.7%)
     700   Masco Co. ............................      17,150
                                                   ----------
           BUSINESS SERVICES (3.4%)
   4,000   *Cendant Corp. .......................      78,440
                                                   ----------
           COMPUTER & RELATED (6.7%)
   1,000   Hewlett Packard Co. ..................      20,540
   2,000   *NCR Corporation......................      73,720
   2,000   Oracle Systems........................      27,620
   2,000   Symbol Technologies...................      31,760
                                                   ----------
                                                      153,640
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
     300   Procter & Gamble......................      23,739
     600   Johnson & Johnson Co. ................      35,460
                                                   ----------
                                                       59,199
                                                   ----------
           DRUGS/BIOTECHNOLOGY (8.3%)
   1,000   Amerisourcebergen Corp. ..............      63,550
   1,000   *Ivax Corp. ..........................      20,140
     800   Merck & Co. ..........................      47,040
   1,500   Pfizer Inc. ..........................      59,775
                                                   ----------
                                                      190,505
                                                   ----------
           ELECTRICAL EQUIPMENT (3.7%)
   1,000   General Electric......................      40,080
   1,500   *Fisher Scientific Int'l Inc. ........      43,800
                                                   ----------
                                                       83,880
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.5%)
   1,500   *American Power Conversion Corp. .....      21,690
   1,000   *International Rectifier Corp. .......      34,880
                                                   ----------
                                                       56,570
                                                   ----------
           FINANCIAL SERVICES (6.9%)
   1,000   American Express Co. .................      35,690
     500   Franklin Resources Inc. ..............      17,635
   3,000   Metris Cos. Inc. .....................      77,130
   1,000   Stillwell Financial Inc. .............      27,220
                                                   ----------
                                                      157,675
                                                   ----------
           INSURANCE SERVICES (2.7%)
     775   American Intl. Group..................      61,535
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MACHINERY (3.0%)
     500   SPX Corp. ............................  $   68,450
                                                   ----------
           MANUFACTURING (1.9%)
     600   Black & Decker........................      22,638
     500   Textron Inc. .........................      20,730
                                                   ----------
                                                       43,368
                                                   ----------
           MEDICAL & RELATED (8.6%)
     900   Becton Dickinson Co. .................      29,835
   3,000   *Health Mgmt. Assoc. CL A.............      55,200
   3,000   *Humana Inc. .........................      35,370
   1,500   Medtronic Inc. .......................      76,815
                                                   ----------
                                                      197,220
                                                   ----------
           METALS AND MINING (0.7%)
     500   Alcoa Inc. ...........................      17,775
                                                   ----------
           MULTIMEDIA (6.4%)
   1,000   *AOL Time Warner Inc. ................      32,100
   2,000   *Gemstar TV Guide Intl Inc. ..........      55,400
   1,344   *Viacom Inc. CL B.....................      59,338
                                                   ----------
                                                      146,838
                                                   ----------
           OIL, ENERGY & NATURAL GAS (7.5%)
     700   Chevron Texaco Corp. .................      62,727
     500   EOG Resources Inc. ...................      19,555
     400   Praxair...............................      22,100
     600   USX Marathon..........................      18,000
   2,000   Williams Cos. ........................      51,040
                                                   ----------
                                                      173,422
                                                   ----------
           RETAIL (3.6%)
   1,000   *Federated Dept. Stores...............      40,900
   1,000   Target Corp. .........................      41,050
                                                   ----------
                                                       81,950
                                                   ----------
           TELECOMMUNICATIONS (7.1%)
   3,000   *AT&T Wireless Services...............      43,110
     500   *Qualcom Inc. ........................      25,250
   4,000   Qwest Communications Intl. ...........      56,520
     800   Verizon Communications................      37,968
                                                   ----------
                                                      162,848
                                                   ----------
           UTILITIES (4.4%)
   1,500   *Calpine Corp. .......................      25,185
   1,730   El Paso Corp. ........................      77,174
                                                   ----------
                                                      102,359
                                                   ----------
           TOTAL U.S. COMMON STOCKS (93.1%) (COST
            $2,007,105)..........................  $2,136,925
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
SHARES            FOREIGN COMMON STOCKS             VALUE
------------------------------------------------------------
         BERMUDA (4.1%)
         ELECTRONICS/SEMICONDUCTORS (1.0%)
 1,000   *Flextronics Intl......................  $   23,990
         MANUFACTURING (3.1%)
 1,200   Tyco International Ltd. ...............      70,680
                                                  ----------
         TOTAL FOREIGN COMMON STOCKS (4.1%)
          (COST $77,895)........................  $   94,670
                                                  ----------
         TOTAL COMMON STOCKS (97.2%) (COST
          $2,085,000)...........................  $2,231,595
                                                  ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (4.8%)
$111,000   American Express 1.590% 1/02/02.......  $  110,995
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.8%) (COST
            $110,995)............................  $  110,995
                                                   ----------
           TOTAL HOLDINGS (102.0%) (COST
            $2,195,995) (a)......................  $2,342,590
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-2.0%)..............................     (45,971)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $2,296,619
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,195,995)...............  $2,342,590
  Cash.......................................         221
  Receivable for securities sold.............     242,418
  Receivable for fund shares sold............      10,434
  Dividends & accrued interest receivable....       1,121
  Other......................................          77
                                               ----------
    Total assets.............................   2,596,861
                                               ----------
Liabilities:
  Payable for securities purchased...........     250,027
  Payable for fund shares redeemed...........      29,065
  Payable for investment management services
    (note 3).................................       1,163
  Other accrued expenses.....................      19,987
                                               ----------
    Total liabilities........................     300,242
                                               ----------
Net assets at market value...................  $2,296,619
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  318,443
  Paid-in capital in excess of par value.....   4,683,829
  Accumulated net realized loss on
    investments..............................  (2,852,248)
  Net unrealized appreciation on
    investments..............................     146,595
                                               ----------
Net assets at market value...................  $2,296,619
                                               ==========
Shares outstanding (note 4)..................     318,443
Net asset value per share....................  $     7.21
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest....................................  $  10,203
  Dividends...................................     13,182
                                                ---------
    Total investment income...................     23,385
                                                ---------
Expenses:
  Management fees (note 3)....................     14,987
  Custodian fees (note 3).....................      4,825
  Directors' fees (note 3)....................        131
  Professional fees...........................      7,763
  Accounting and transfer agent fees (note
    3)........................................      3,522
  Printing fees...............................        613
  Filing fees.................................        299
  Conversion expense (note 3).................        534
  Other.......................................         96
                                                ---------
    Total expenses............................     32,770
                                                ---------
    Net investment loss.......................     (9,385)
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (604,861)
  Change in unrealized appreciation
    (depreciation) on investments.............     38,648
                                                ---------
      Net loss on investments.................   (566,213)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(575,598)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001          2000
                                                              ----------    -----------
From operations:
  Net investment loss.......................................  $   (9,385)   $   (14,943)
  Realized gain (loss) on investments.......................    (604,861)       186,397
  Unrealized appreciation (depreciation) on investments.....      38,648       (592,994)
                                                              ----------    -----------
      Net decrease in assets from operations................    (575,598)      (421,540)
                                                              ----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................     382,103        902,535
  Received from dividends reinvested........................           0              0
  Paid for shares redeemed..................................    (491,985)    (1,088,829)
                                                              ----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (109,882)      (186,294)
                                                              ----------    -----------
         Decrease in net assets.............................    (685,480)      (607,834)
Net Assets:
  Beginning of period.......................................   2,982,099      3,589,933
                                                              ----------    -----------
  End of period.............................................  $2,296,619    $ 2,982,099
                                                              ==========    ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2001       2000       1999      1998      1997*
                                                              -------    -------    ------    -------    ------
Per share data:
Net asset value, beginning of period........................  $  8.99    $ 10.31    $ 8.80    $ 11.40    $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.03)     (0.05)     0.04       0.05      0.09
  Net realized & unrealized gain (loss) on investments......    (1.75)     (1.27)     1.51      (2.60)     2.47
                                                              -------    -------    ------    -------    ------
    Total income (loss) from investment operations..........    (1.78)     (1.32)     1.55      (2.55)     2.56
                                                              -------    -------    ------    -------    ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00     (0.04)     (0.05)    (0.07)
  Distributions from net realized capital gains.............     0.00       0.00      0.00       0.00     (1.09)
                                                              -------    -------    ------    -------    ------
    Total distributions.....................................     0.00       0.00     (0.40)     (0.05)    (1.16)
                                                              -------    -------    ------    -------    ------
Net asset value, end of period..............................  $  7.21    $  8.99    $10.31    $  8.80    $11.40
                                                              =======    =======    ======    =======    ======
Total return................................................   (19.78)%   (12.80)%   17.69%    (22.41)%   25.63%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     1.31%      1.10%     0.93%      0.81%     0.95%(a)
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.38)%    (0.42)%    0.47%      0.55%     0.75%(a)
Portfolio turnover rate.....................................      150%        75%      122%        71%       40%
Net assets at end of period (millions)......................  $   2.3    $   3.0    $  3.6    $   6.6    $  4.8

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
  *  Commenced operations on January 3, 1997.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -4.23%
Three year                                   0.85%
Since inception (5/1/98)                     1.34%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 disappointed investors as most equity market benchmarks could not escape the prowling bear out from hibernation since the Spring of 2000. Stocks continued to decline despite an active Federal Reserve Board that decreased short-term interest rates eleven times during the year. Stocks rallied strongly after the first rate decrease in January, and then again during the Spring, after the fourth cut, but the weak economy and its impact upon corporate profits weighed on stock prices. The terrorist attacks on September 11th poured salt on wounded equity markets worldwide during the third calendar quarter, but the pessimism surrounding the U.S. equity markets and the potential "death of equities" in the aftermath of the attacks evaporated during the last three months of 2001. Higher levels of stock prices were fed by military success in Afghanistan, the lack of further terrorist attacks in the United States, and by massive injections of liquidity served up by the Federal Reserve. During 2001, the S&P 500 Index fell (11.88)%, and the NASDAQ Composite declined (20.8)%. The past two years were the worst years for the S&P 500 Index since 1973-74. Market breadth was poor, as only two of ten economic sectors generated positive results. Utilities, led by the dramatic downfall of Enron, and Information Technology stocks performed the worst during the year and declined 30.7% and 26%, respectively. The best performing sectors were Materials and Consumer Discretionary which both rose slightly over 3% for the year. Small- and mid-cap strategies continued their outperformance over large-cap strategies during the year, and value strategies outperformed growth strategies for the second year in a row. Corporate profitability declined as the year progressed, led by weakness in Telecommunication Services and Information Technology.

For the year ended December 31, 2001, the Ohio National Blue Chip Portfolio declined (4.23)% versus the S&P 500 Index decline of (11.88)% for the same period. Helping performance relative to the S&P 500 Index for the period was an underweighted position in health care and an overweighted position and favorable security selection in Industrials (H&R Block up 120%, Cendant up 104%, First Data up 49%). Other positive influences on relative performance included an underweighted position and favorable security selection in Information Technology (Computer Associates up 77%, Storage Technology up 60%, IBM up 43%) and favorable security selection in Consumer Staples (UST up 32%, Philip Morris up 9%). Negative influences on relative performance included underweighted positions in Materials and Consumer Staples and an overweighted position in Utilities. Unfavorable security selection in Financials (Providian down 73%, Conseco down 64%, Allstate down 21%) and Healthcare (Oxford Health down 40%, Schering-Plough down 36%, Pharmacia down 29%) also negatively influenced relative performance.

The disconnect between deteriorating corporate fundamentals and optimism regarding future profitability leads us to approach 2002 with caution. We are more optimistic now regarding rationality in the marketplace given the massive share price declines that we have seen in Information Technology and Telecommunication Services over the past two years. We also believe that the huge disparities between growth and value strategies that have occurred over the past three years will be much more muted going forward. Investors have also deflated the mega-capitalization premium balloon that was so prevalent during 1998 and 1999. In fact, the deflation was so violent that the multiple premium awarded to large-cap stocks is now back to historical average levels. Our caution regarding the equity markets is based on valuation, which still trends above historical averages for some sectors. The S&P Information Technology sector currently trades at a price-to-sales ratio of 3 times, which is well above its 15-year average of 1.4 times. We believe that the strong move upward by Information Technology shares during the fourth quarter, in spite of continued deterioration in business fundamentals, represents a bear market rally during a secular trend towards historical valuation levels. Within the S&P 500, the valuation argument still favors value strategies as the relative P/E multiple of the S&P/Barra Value Index versus the S&P/Barra Growth Index is below historical averages. Our strategy for 2002 remains the same. We will continue to utilize our investment disciplines to seek out undervalued leading companies for addition to the portfolio and eliminate those with weakening fundamentals or overvaluation.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/98                                                                  $     10000                        $     10000
                                                                            10024                              10143
'98                                                                       10254.6                            11079.2
                                                                          11456.4                            12450.8
'99                                                                       10860.7                            13410.8
                                                                          10236.2                            13353.1
'00                                                                       10977.3                            12188.7
                                                                          11005.8                            11372.1
'01                                                                       10512.8                            10740.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 DOMESTIC EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Cendant Corp.                          2.8
 2.  First Data Corp.                       2.5
 3.  H&R Block, Inc.                        2.2
 4.  Verizon Communications                 2.1
 5.  Philip Morris Co. Inc.                 2.1
 6.  Healthsouth Corp.                      2.1
 7.  Bank of America Corp.                  1.9
 8.  Int'l. Business Machines               1.9
 9.  Electronic Data Systems
     Corp.                                  1.9
10.  Washington Mutual Inc.                 1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Computer & Related                      9.4
 2.  Insurance Services                      8.7
 3.  Oil, Energy & Natural Gas               7.9
 4.  Telecommunications & Related            7.3
 5.  Banking                                 7.2

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           AEROSPACE (1.6%)
   1,300   General Dynamics Corp. ..............  $   103,532
     600   Northrup Grumman Corp. ..............       60,486
                                                  -----------
                                                      164,018
                                                  -----------
           AUTOMOTIVE & RELATED (1.9%)
   3,847   Ford Motor Co. ......................       60,475
     901   General Motors Corp. ................       43,789
   2,500   TRW Inc. ............................       92,600
                                                  -----------
                                                      196,864
                                                  -----------
           BANKING (7.2%)
   3,100   Bank of America Corp. ...............      195,145
   1,500   Citigroup Inc. ......................       75,720
   2,700   PNC Financial Service Group..........      151,740
   4,200   Wachovia Corp. ......................      131,712
   5,450   Washington Mutual Inc. ..............      178,215
                                                  -----------
                                                      732,532
                                                  -----------
           BROADCAST RADIO & TV (1.0%)
   6,000   *Charter Communications Inc. ........       98,580
                                                  -----------
           BUSINESS SERVICES (5.2%)
  14,267   *Cendant Corp. ......................      279,776
   3,200   First Data Corp. ....................      251,040
                                                  -----------
                                                      530,816
                                                  -----------
           CHEMICALS-DIVERSIFIED (1.5%)
   1,100   Air Products & Chemicals Inc. .......       51,601
   2,500   Dupont de Nemours & Co. .............      106,275
                                                  -----------
                                                      157,876
                                                  -----------
           COMPUTER & RELATED (9.4%)
   6,700   Compaq Computer Corp. ...............       65,392
   3,200   Computer Associates Intl. Inc. ......      110,368
   1,800   *Computer Sciences Corp. ............       88,164
   2,800   Electronic Data Systems Corp. .......      191,940
   4,600   Hewlett-Packard Co. .................       94,484
   1,600   Intl. Business Machines Co. .........      193,536
   1,600   *Lexmark Intl. Group CL A............       94,400
   2,700   *Novell Inc. ........................       12,393
   5,200   *Storage Technology Corp. ...........      107,484
                                                  -----------
                                                      958,161
                                                  -----------
           CONSUMER PRODUCTS (1.9%)
   1,600   Kimberly-Clark Corp. ................       95,680
   1,900   Liz Claiborne Inc. ..................       94,525
                                                  -----------
                                                      190,205
                                                  -----------
           DRUGS/BIOTECHNOLOGY (4.8%)
   2,700   Abbott Laboratories..................      150,525
   3,100   Bristol-Myers Squibb Co. ............      158,100
   2,566   Pharmacia Corp. .....................      109,440
   1,900   Schering-Plough Corp. ...............       68,039
                                                  -----------
                                                      486,104
                                                  -----------
           ELECTRONIC INSTRUMENTS (1.0%)
   1,200   Johnson Controls.....................       96,900
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ENTERTAINMENT & LEISURE (1.0%)
   2,335   *Viacom Inc. CL B....................  $   103,090
                                                  -----------
           FINANCIAL SERVICES (5.9%)
   2,702   Bear Stearns Co. Inc. ...............      158,445
   1,500   Countrywide Credit Ind. Inc. ........       61,455
   5,000   H & R Block Inc. ....................      223,500
   2,800   Morgan Stanley Dean Witter...........      156,632
                                                  -----------
                                                      600,032
                                                  -----------
           FOOD & RELATED (6.2%)
   3,300   Anheuser-Busch Cos. Inc. ............      149,193
   4,600   Phillip Morris Co. Inc. .............      210,910
   5,400   Sara Lee Corp. ......................      120,042
   4,500   UST Inc. ............................      157,500
                                                  -----------
                                                      637,645
                                                  -----------
           INSURANCE SERVICES (8.7%)
   4,500   Allstate Corp. ......................      151,650
   1,200   CIGNA Corp. .........................      111,180
   3,200   Lincoln National Corp. ..............      155,424
   3,200   Loews Corp. .........................      177,216
   1,100   Marsh & McLennan Cos. Inc. ..........      118,195
   3,050   MBIA Inc. ...........................      163,572
     500   *Principal Financial Group...........       12,000
                                                  -----------
                                                      889,237
                                                  -----------
           MACHINERY (1.0%)
   2,400   Ingersoll-Rand Co. ..................      100,344
                                                  -----------
           MANUFACTURING (1.8%)
     900   Minnesota Mining & Mfg. Co. .........      106,389
   1,800   Textron Inc. ........................       74,628
                                                  -----------
                                                      181,017
                                                  -----------
           MEDICAL & RELATED (5.0%)
   3,200   Baxter International Inc. ...........      171,616
  14,100   *Healthsouth Corp. ..................      208,962
   1,900   United Health Group Inc. ............      134,463
                                                  -----------
                                                      515,041
                                                  -----------
           METALS AND MINING (0.5%)
   1,400   Alcoa Inc. ..........................       49,770
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.9%)
   1,700   ChevronTexaco Corp. .................      152,337
   2,900   Diamond Offshore Drilling............       88,160
   3,592   Exxon Mobil Corp. ...................      141,165
     900   Phillips Petroleum Co. ..............       54,234
   2,500   Sunoco Inc. .........................       93,350
   3,000   Unocol Corp..........................      108,210
   5,500   USX-Marathon Group...................      165,000
                                                  -----------
                                                      802,456
                                                  -----------
           RETAIL (2.8%)
   2,300   *Federated Department Stores.........       94,070
   1,200   Lowes Cos............................       55,692
   6,400   *Toys 'R' Us Inc. ...................      132,736
                                                  -----------
                                                      282,498
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & RELATED (7.3%)
   2,800   AT&T Corp. ..........................  $    50,792
   2,800   Bell South Corp. ....................      106,820
   8,300   Lucent Technologies Inc. ............       52,207
   4,800   Motorola Inc. .......................       72,096
   3,200   SBC Communications Inc. .............      125,344
   4,400   Sprint Corp. ........................       88,352
     400   Telephone & Data Systems.............       35,900
   4,530   Verizon Communications...............      214,994
                                                  -----------
                                                      746,505
                                                  -----------
           UTILITIES (4.4%)
   2,400   Cinergy..............................       80,232
   3,800   Entergy Corp. .......................      148,618
   2,400   FPL Group Inc. ......................      135,360
   3,000   Reliant Energy Inc. .................       79,560
                                                  -----------
                                                      443,770
                                                  -----------
           WASTE DISPOSAL (1.3%)
   4,152   Waste Management Inc. ...............      132,490
                                                  -----------
           TOTAL U.S. COMMON STOCK (89.3%) (COST
            $8,586,023).........................  $ 9,095,951
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           AUSTRALIA (1.2%)
           MEDIA & PUBLISHING (1.2%)
   4,700   News Corp. ADR.......................  $   124,362
                                                  -----------
           BERMUDA (3.1%)
           MANUFACTURING (3.1%)
   5,300   Tyco International Ltd. .............      312,170
                                                  -----------
           UNITED KINGDOM (1.2%)
           OIL, ENERGY & NATURAL GAS (1.2%)
   2,700   BP PLC...............................      125,577
                                                  -----------
           TOTAL FOREIGN COMMON STOCKS (5.5%)
            (COST $547,444).....................  $   562,109
                                                  -----------
           TOTAL COMMON STOCKS (94.8%) (COST
            $9,133,467).........................  $ 9,658,060
                                                  -----------

  FACE                                              MARKET
 AMOUNT              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           AEROSPACE (0.8%)
$    700   *Northrup Grumman Corp. 7.25% Conv...  $    77,980
                                                  -----------
           INSURANCE (1.1%)
   1,100   Metlife Capital Tr. 8% Conv..........      109,120
                                                  -----------
           TRANSPORTATION & RELATED (1.0%)
   2,200   Union Pacific 6.25% Conv.............      105,050
                                                  -----------
           TOTAL PREFERRED STOCKS (2.9%) (COST
            $251,242)...........................  $   292,150
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (5.4%)
$556,000   Firstar 1.250% 01/02/2002 Repurchase
            price $556,038 Collateralized by
            FHLMC Market Value: $567,122 Face
            Value: $618,315 Due: 05/01/2016
            Interest: 6.000%....................  $   556,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (5.4%)
            (COST $556,000).....................  $   556,000
                                                  -----------
           TOTAL HOLDINGS (103.1%)
           (COST $9,940,709) (a)................  $10,506,210
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-3.1%).................     (316,271)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,189,939
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $777. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,940,709)..............  $10,506,210
  Cash......................................       49,476
  Receivable for securities sold............       18,016
  Receivable for fund shares sold...........       53,145
  Dividends & accrued interest receivable...       12,150
  Other.....................................           51
                                              -----------
    Total assets............................   10,639,048
                                              -----------
Liabilities:
  Payable for securities purchased..........      404,093
  Payable for fund shares redeemed..........       14,001
  Payable for investment management services
    (note 3)................................        7,548
  Other accrued expenses....................       23,467
                                              -----------
    Total liabilities.......................      449,109
                                              -----------
Net assets at market value..................  $10,189,939
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,004,163
  Paid-in capital in excess of par value....    9,297,056
  Accumulated net realized loss on
    investments.............................     (676,781)
  Net unrealized appreciation on
    investments.............................      565,501
                                              -----------
Net assets at market value..................  $10,189,939
                                              ===========
Shares outstanding (note 4).................    1,004,163
Net asset value per share...................  $     10.15
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest....................................  $  15,802
  Dividends...................................    153,487
                                                ---------
    Total investment income...................    169,289
                                                ---------
Expenses:
  Management fees (note 3)....................     82,900
  Custodian fees (note 3).....................      4,900
  Directors' fees (note 3)....................        213
  Professional fees...........................      7,832
  Accounting and transfer agent fees (note
    3)........................................     11,725
  Printing fees...............................      1,500
  Filing fees.................................        363
  Conversion expense (note 3).................      1,451
  Other.......................................        113
                                                ---------
    Total expenses............................    110,997
                                                ---------
    Net investment income.....................     58,292
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (587,039)
  Change in unrealized appreciation
    (depreciation) on investments.............    155,383
                                                ---------
      Net loss on investments.................   (431,656)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(373,364)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2001           2000
                                                              -----------    ----------
From operations:
  Net investment income.....................................  $    58,292    $   35,638
  Realized loss on investments..............................     (587,039)      (76,294)
  Unrealized appreciation (depreciation) on investments.....      155,383       214,320
                                                              -----------    ----------
      Net increase (decrease) in assets from operations.....     (373,364)      173,664
                                                              -----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (58,051)      (35,220)
  Capital gains distributions...............................            0       (25,185)
  Return of capital.........................................       (1,524)            0
                                                              -----------    ----------
      Total dividends and distributions.....................      (59,575)      (60,405)
                                                              -----------    ----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,557,649     3,382,706
  Received from dividends reinvested........................       59,575        60,405
  Paid for shares redeemed..................................   (2,941,480)     (393,210)
                                                              -----------    ----------
      Increase in net assets derived from capital share
       transactions.........................................    2,675,744     3,049,901
                                                              -----------    ----------
         Increase in net assets.............................    2,242,805     3,163,160
Net Assets:
  Beginning of period.......................................    7,947,134     4,783,974
                                                              -----------    ----------
  End of period (a).........................................  $10,189,939    $7,947,134
                                                              ===========    ==========
(a) Includes undistributed net investment income of.........  $         0    $      431
                                                              ===========    ==========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------      MAY 1, 1998 TO
                                                               2001      2000      1999     DECEMBER 31, 1998*
                                                              ------    ------    ------    ------------------
Per share data:
Net asset value, beginning of period........................  $10.66    $10.66    $10.22          $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.06      0.06      0.05            0.00
  Net realized & unrealized gain (loss) on investments......   (0.51)     0.04      0.56            0.23
                                                              ------    ------    ------          ------
    Total income (loss) from investment operations..........   (0.45)     0.10      0.61            0.23
                                                              ------    ------    ------          ------
Less distributions:
  Dividends from net investment income......................   (0.06)    (0.06)    (0.05)          (0.01)
  Distributions from net realized capital gains.............    0.00     (0.04)    (0.12)           0.00
                                                              ------    ------    ------          ------
      Total distributions...................................   (0.06)    (0.10)    (0.17)          (0.01)
                                                              ------    ------    ------          ------
Net asset value, end of period..............................  $10.15    $10.66    $10.66          $10.22
                                                              ======    ======    ======          ======
Total return................................................   (4.23)%    1.08%     5.86%           2.34%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.20%     1.25%     1.35%           1.84%(a,c)
    Ratio of net investment income to average net assets....    0.63%     0.60%     0.53%           0.25%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.20%     1.25%     1.35%           2.26%(a,c)
Portfolio turnover rate.....................................      27%       35%       29%             32%
Net assets at end of period (millions)......................  $ 10.2    $  7.9    $  4.8          $  2.9

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c) The advisor had elected to reimburse certain expenses of the Blue Chip portfolio.
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -11.83%
Three year                                  -2.89%
Since inception (5/1/98)                    -0.82%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2001 was a highly volatile and quite negative one for stocks. After an initial boost with an early year surprise rate cut by the Federal Reserve, the bear market commenced in earnest. The broad economy weakened throughout the year and it was declared that the U.S. was in a recession. The Federal Reserve aggressively reduced short-term interest rates throughout the year. Then, on September 11th , America was attacked, causing the U.S. financial markets to close for four days. After the stock market re-opened, each of the major indices fell to new lows for the current bear market.

The Federal Reserve continued its diligence in providing much needed liquidity to the market. According to Bank of America, money growth is now the fastest since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than expected, with purchasing power fueled by rebate checks, falling energy prices, falling interest rates that caused a surge in mortgage refinancing and zero-rate automobile financing. The housing industry reported a record year in 2001.

For the year ended December 31, 2001, the Ohio National Equity Income Portfolio declined (11.83)% versus the S&P 500 Index decline of (11.88)% for the same period. As was true in 2000, the Portfolio's underperformance versus its Lipper Variable Annuity peer group was due to our long-held sector-neutral strategy which requires the Portfolio to hold weightings in each of the ten basic sectors similar to those of our S&P 500 Index benchmark. Note that the Portfolio's performance is more in line with that of the S&P 500 Index, although it performed better than the S&P 500 Index in 2001. The Portfolio's more conservative style and use of convertible securities helped significantly during the market's downturn. During the fourth quarter's impressive 10.71% S&P 500 Index rise, the portfolio returned 8.61% as compared to 7.82% for the Lipper Variable Annuity peer group index. The Portfolio lagged the S&P 500 Index during the fourth quarter largely due to its relatively conservative technology holdings, as technology fueled much of the S&P 500 Index stellar fourth quarter performance.

For the second consecutive year, the Technology sector provided the largest negative contribution to the S&P 500 Index, down 26.41%. The Utility sector fell 30.72%, the worst absolute decline, but this sector only represents 3.63% of the weight of the S&P 500, compared to Technology's 18.31%. For the year, the Portfolio's technology holdings greatly outperformed the S&P 500 Index Technology sector. The Portfolio's best performing holdings were in the defensive Consumer Staples sector.

As the new year begins, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear much more reasonably valued. The Portfolio is positioned to enjoy a return to a positive market. As always, the Portfolio remains fully invested with blend exposure to both value and growth stocks. The value style has enjoyed two years of significant outperformance versus the growth style, hurting the Portfolio's performance relative to its peers. As growth has recently enjoyed relative outperformance, the fund experienced particularly good returns in these holdings. Still, we obtain much of our growth exposure through convertible securities. These securities both temper the Portfolio's volatility to the represented holdings and provide income to the Portfolio. Indeed, we have been able to identify convertible securities with excellent yields in a period in which high quality yield is difficult to find.

We continue to maintain the high quality of the Portfolio by holding common stocks of market-leading companies and convertible securities, of which the lion's share are rated investment grade.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                  EQUITY-INCOME (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                                  ------------------------                -------------
'5/98                                                                 $     10000                        $     10000
                                                                             9993                              10143
'98                                                                       10549.6                            11079.2
                                                                          11642.6                            12450.8
'99                                                                       12516.9                            13410.8
                                                                          12628.3                            13353.1
'00                                                                       10953.8                            12188.7
                                                                          9973.43                            11372.1
'01                                                                       9658.27                            10740.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Citigroup, Inc.                        3.2
 2.  General Electric                       2.9
 3.  Exxon Mobil Corporation                2.7
 4.  ChevronTexaco Corp.                    2.4
 5.  Pepsico, Inc.                          2.4
 6.  Pharmacia Corp.                        2.3
 7.  Lehman Brothers Holdings               2.3
 8.  Microsoft Corp.                        2.3
 9.  Int'l Business Machines                2.2
10.  American Home Products Corp.           2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Drugs/Biotechnology                    9.3
 2.  Financial Services                     6.0
 3.  Oil, Energy & Natural Gas              5.6
 4.  Banking                                5.6
 5.  Computer & Related                     5.4

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           ADVERTISING SERVICES (2.0%)
   2,205   Omnicom Group........................  $   197,058
                                                  -----------
           AUTOMOTIVE & RELATED (0.8%)
   5,000   Ford Motor Co. ......................       78,600
                                                  -----------
           BANKING (5.6%)
   2,200   Bank of America Corp. ...............      138,490
   6,333   Citigroup Inc. ......................      319,690
   2,300   Wells Fargo Co. .....................       99,935
                                                  -----------
                                                      558,115
                                                  -----------
           COMPUTER & RELATED (5.4%)
   3,600   *Dell Computer Corp. ................       97,848
   1,800   Intl. Business Machines Corp. .......      217,728
   3,400   *Microsoft Corp. ....................      225,250
                                                  -----------
                                                      540,826
                                                  -----------
           CONSUMER PRODUCTS (2.6%)
   2,300   Johnson & Johnson Co. ...............      135,930
   1,500   Proctor & Gamble.....................      118,695
                                                  -----------
                                                      254,625
                                                  -----------
           DRUGS/BIOTECHNOLOGY (9.3%)
   1,700   Abbott Laboratories..................       94,775
   3,500   American Home Products Corp. ........      214,760
   3,000   Bristol-Meyer Squibb Co. ............      153,000
   4,325   Pfizer Inc. .........................      172,351
   5,363   Pharmacia Corp. .....................      228,732
   1,800   Schering Plough Corp. ...............       64,458
                                                  -----------
                                                      928,076
                                                  -----------
           ELECTRICAL EQUIPMENT (2.9%)
   7,300   General Electric Co. ................      292,584
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (3.9%)
   2,200   *Applied Materials Inc. .............       88,220
   5,900   Intel Corp. .........................      185,555
   4,000   Texas Instruments....................      112,000
                                                  -----------
                                                      385,775
                                                  -----------
           ENTERTAINMENT LEISURE (1.7%)
   8,000   Walt Disney Co. .....................      165,760
                                                  -----------
           FOOD & RELATED (3.8%)
   3,200   Anheuser-Busch Cos. Inc. ............      144,672
   4,830   PepsiCo Inc. ........................      235,173
                                                  -----------
                                                      379,845
                                                  -----------
           FINANCIAL SERVICES (6.0%)
   1,800   Goldman Sachs Group Inc. ............      166,950
   3,400   Lehman Brothers Holdings.............      227,120
   3,700   Morgan Stanley Dean Witter & Co. ....      206,978
                                                  -----------
                                                      601,048
                                                  -----------
           INSURANCE SERVICES (3.6%)
   2,500   American Intl. Group.................      198,500
   1,500   Marsh & McLennan Cos. Inc. ..........      161,175
                                                  -----------
                                                      359,675
                                                  -----------

                                                    MARKET
 SHARES             U.S. COMMON STOCKS               VALUE
-------------------------------------------------------------
           MACHINERY (1.2%)
   2,927   Ingersoll Rand Co. ..................  $   122,378
                                                  -----------
           MEDICAL & RELATED (2.1%)
   3,900   Baxter International Inc. ...........      209,157
                                                  -----------
           METALS & MINING (1.1%)
   3,200   Alcoa Inc. ..........................      113,760
                                                  -----------
           OIL, ENERGY & NATURAL GAS (5.6%)
   2,700   Chevron Texaco Corp. ................      241,947
   6,720   Exxon Mobil Corp. ...................      264,096
   1,500   Kinder Morgan Energy Partners........       56,730
                                                  -----------
                                                      562,773
                                                  -----------
           RETAIL (4.5%)
   3,676   Home Depot Inc. .....................      187,513
   3,600   Target Corp. ........................      147,780
   1,900   Wal-Mart Stores Inc. ................      109,345
                                                  -----------
                                                      444,638
                                                  -----------
           TELECOMMUNICATIONS (4.1%)
   2,000   *Motorola Inc. ......................       93,480
   2,000   Nokia Corp. .........................       49,060
   3,900   SBC Communications Inc. .............      152,763
   2,200   Verizion Communications..............      104,412
                                                  -----------
                                                      399,715
                                                  -----------
           TOTAL U.S. COMMON STOCKS (66.2%)
            (COST $6,633,746)...................  $ 6,594,408
                                                  -----------

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           AEROSPACE (1.1%)
   1,000   Northrop Grumman Corp. Conv..........  $   111,400
                                                  -----------
           BROADCAST RADIO & TV (2.6%)
   1,600   Cox Communications Inc. .............       88,272
   6,300   Mediaone Group Conv..................      171,045
                                                  -----------
                                                      259,317
                                                  -----------
           BUSINESS SERVICES (1.1%)
   2,300   Cendant Corp. Conv...................      110,906
                                                  -----------
           COMPUTERS & RELATED (1.9%)
   3,300   Electronic Data Systems..............      185,625
                                                  -----------
           CONSUMER PRODUCTS (0.6%)
     900   Estee Lauder Aces Tr. II Conv........       58,500
                                                  -----------
           FOOD & RELATED (2.1%)
   4,200   Suiza Capital Trust Conv.............      206,850
                                                  -----------
           INSURANCE (3.7%)
   1,500   *Anthem Inc. Conv....................       96,000
   2,600   Equity Secs. Trust I Conv............      115,700
     900   Metlife Capital Trust................       89,280
   1,100   Prudential Financial Conv............       64,015
                                                  -----------
                                                      364,995
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
 SHARES              PREFERRED STOCKS                VALUE
-------------------------------------------------------------
           PAPER & FOREST PRODUCTS (2.0%)
   1,600   Boise Cascade Conv...................  $    87,120
   2,500   Intl. Paper Capital Trust............      116,563
                                                  -----------
                                                      203,683
                                                  -----------
           REAL ESTATE (1.4%)
   2,500   Raytheon Co..........................      139,375
                                                  -----------
           TRANSPORTATION (1.4%)
   3,000   Union Pacific Capital Tr. Conv.......      143,250
                                                  -----------
           UTILITIES (3.4%)
   2,000   Cinergy Corp. Conv...................      110,200
   2,300   Reliant Energy.......................      118,427
   2,000   *Sierra Pacific Res. Conv............      107,000
                                                  -----------
                                                      335,627
                                                  -----------
           TOTAL PREFERRED STOCKS (21.3%) (COST
            $2,014,803).........................  $ 2,119,528
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (0.6%)
$ 50,000   Symantec Corp. (144A) 3.000%
            11/01/06............................  $    60,938
                                                  -----------
           DRUGS/BIOTECHNOLOGY (2.0%)
 120,000   AmeriSource Health Corp. (144A)
            5.000% 12/01/07.....................      169,200
  20,000   AmeriSource Health Corp. 5.000%
            12/01/07............................       28,200
                                                  -----------
                                                      197,400
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (2.3%)
  75,000   Agilent Technologies, Inc. (144A)
            5.000% 12/01/21.....................       84,094
 100,000   LSI Logic Corp. (144A) 4.000%
            11/01/06............................       91,750
  50,000   Phototronics, Inc. (144A) 4.750%
            12/15/06............................       55,063
                                                  -----------
                                                      230,907
                                                  -----------

  FACE                                              MARKET
 AMOUNT           CONVERTIBLE DEBENTURES             VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (1.0%)
$100,000   Liberty Media/ Viacom (144A) 3.250%
            03/15/31............................  $    98,375
                                                  -----------
           OIL, ENERGY, & NATURAL GAS (1.0%)
  90,000   Kerr-McGee Corp. 5.250% 02/15/10.....      100,800
                                                  -----------
           TOTAL CONVERTIBLE DEBENTURES (6.9%)
            (COST $676,420).....................  $   688,420
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.0%)
$695,000   Firstar 1.250% 01/02/2002 Repurchase
            price $695,048 Collateralized by
            FHLMC Market Value: $708,902 Face
            Value: $772,894 Due: 05/01/2016
            Interest: 6.000%....................  $   695,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (7.0%)
            (COST $695,000).....................  $   695,000
                                                  -----------
           TOTAL HOLDINGS (101.4%) (COST
            $10,019,969) (a)....................  $10,097,356
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-1.4%).................     (134,623)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 9,962,733
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $782. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $559,420 or 5.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $10,019,969).............  $10,097,356
  Cash in bank..............................      191,338
  Receivable for fund shares sold...........       21,112
  Dividends & accrued interest receivable...       13,808
  Other.....................................           62
                                              -----------
    Total assets............................   10,323,676
                                              -----------
Liabilities:
  Payable for securities purchased..........      334,214
  Payable for fund shares redeemed..........          525
  Payable for investment management services
    (note 3)................................        6,160
  Other accrued expenses....................       20,044
                                              -----------
    Total liabilities.......................      360,943
                                              -----------
Net assets at market value..................  $ 9,962,733
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,070,402
  Paid-in capital in excess of par value....   10,978,533
  Accumulated net realized loss on
    investments.............................   (2,163,589)
  Net unrealized appreciation on
    investments.............................       77,387
                                              -----------
Net assets at market value..................  $ 9,962,733
                                              ===========
Shares outstanding (note 4).................    1,070,402
Net asset value per share...................  $      9.31
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $    35,287
  Dividends..................................      198,210
                                               -----------
    Total investment income..................      233,497
                                               -----------
Expenses:
  Management fees (note 3)...................       71,760
  Custodian fees (note 3)....................        4,900
  Directors' fees (note 3)...................          259
  Professional fees..........................        6,755
  Accounting and transfer agent fees (note
    3).......................................       11,225
  Printing fees..............................        1,700
  Filing fees................................          407
  Conversion expense (note 3)................        1,692
  Other......................................          126
                                               -----------
    Total expenses...........................       98,824
                                               -----------
    Net investment income....................      134,673
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,242,957)
  Change in unrealized appreciation
    (depreciation) on investments............     (120,759)
                                               -----------
      Net loss on investments................   (1,363,716)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,229,043)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2001            2000
                                                              -----------     -----------
From operations:
  Net investment income.....................................  $   134,673     $    91,546
  Realized loss on investments..............................   (1,242,957)       (844,323)
  Unrealized appreciation (depreciation) on investments.....     (120,759)       (512,353)
                                                              -----------     -----------
      Net decrease in assets from operations................   (1,229,043)     (1,265,130)
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (134,673)        (91,580)
  Return of capital.........................................       (1,059)            (83)
                                                              -----------     -----------
      Total dividends and distributions.....................     (135,732)        (91,663)
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,080,069       6,609,624
  Received from dividends reinvested........................      135,732          91,663
  Paid for shares redeemed..................................   (2,962,488)       (643,974)
                                                              -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,253,313       6,057,313
                                                              -----------     -----------
         Increase in net assets.............................      888,538       4,700,520
Net Assets:
  Beginning of period.......................................    9,074,195       4,373,675
                                                              -----------     -----------
  End of period.............................................  $ 9,962,733     $ 9,074,195
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------       MAY 1, 1998 TO
                                                               2001       2000       1999      DECEMBER 31, 1999*
                                                              ------     ------     ------     ------------------
Per share data:
Net asset value, beginning of period........................  $10.70     $12.38     $10.53           $10.00
Income (loss) from investment operations:
  Net investment income.....................................    0.13       0.16       0.11             0.07
  Net realized & unrealized gain (loss) on investments......   (1.39)     (1.68)      1.85             0.53
                                                              ------     ------     ------           ------
    Total income (loss) from investment operations..........   (1.26)     (1.52)      1.96             0.60
                                                              ------     ------     ------           ------
Less distributions:
  Dividends from net investment income......................   (0.13)     (0.16)     (0.11)           (0.07)
                                                              ------     ------     ------           ------
Net asset value, end of period..............................  $ 9.31     $10.70     $12.38           $10.53
                                                              ======     ======     ======           ======
Total return................................................  (11.83)%   (12.49)%    18.58%            5.92%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.03%      1.08%      1.28%            1.77%(a,c)
    Ratio of net investment income to average net assets....    1.41%      1.32%      1.05%            1.04%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.03%      1.08%      1.28%            2.41%(a,c)
Portfolio turnover rate.....................................      96%        70%        50%              38%
Net assets at end of period (millions)......................  $ 10.0     $  9.1     $  4.4           $  2.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor had elected to reimburse certain expenses of the Equity Income portfolio.

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     4.27%
Three year                                  -0.38%
Since inception (5/1/98)                    -0.37%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market began 2001 with a strong rally in January and February, driven largely by investor perception that the aggressive rate cutting action by the Federal Reserve would lead to a "soft landing" for the economy. As the end of the first quarter approached and corporate earnings were released, it became more apparent that the economy was, in fact, in a recession. From the standpoint of the high yield market, a slowing economy creates several exogenous effects, which conspire to put pressure on performance. The first effect of a recession is lower corporate profits. Lower corporate profits limit access to new capital as commercial banks tighten lending standards and the equity market closes to companies with high levels of debt. Ultimately, in an economic environment with limited access to new capital, only those companies that are able to downsize and remain profitable at lower operating levels are able to survive. Companies that cannot "right size," eventually default and are reorganized. The default rate for the high yield market did in fact increase in 2001, and is expected to be approximately 10% for the year. The last time the annual default rate reached these levels was at the end of the last recession in 1991, when the rate was 10.3%.

The limited access to fresh capital had a strong negative impact on companies within the Wireline Telecommunications and the European Cable Television sectors. These businesses, which are in the early stages of their lifecycles, have a large need for capital to build-out infrastructure over the next several years. With access to new capital cutoff, these companies have had to significantly alter their business plans, which has caused a large decline in the valuation of these enterprises. Many of the weaker companies in these industries ultimately defaulted in late 2000 and early 2001. For example, McLeod Communications, Inc. and XO Communications, Inc., are currently negotiating with bondholders on out-of-court debt restructurings. Also, Level III Communications and affiliates of United Pan-Europe Communications conducted Dutch Auctions and repurchased large amounts of debt at deep discounts.

For the year ended December 31, 2001, the Ohio National High Income Bond Portfolio gained 4.27% for the period, versus the Merrill Lynch High Yield Index gain of 6.19% for the same period. The Portfolio outperformed the average of the Lipper High Yield Universe, which had a return of 1.82% during the year. The Portfolio's underweight in BB-rated securities was the main reason for its underperformance versus the index. At the beginning of 2001, 25.20% of the Portfolio was invested in securities rated BB- or higher, compared to 39.45% for the Merrill Lynch High Yield Index. BB-rated securities outperformed B-rated securities by 8.47%, due primarily to the heightened credit concerns as the economy continued to weaken. The Portfolio's overweight in deferred interest securities also had a negative impact on performance.

The Portfolio's performance was negatively impacted by its exposure to the telecommunications market. At the beginning of 2001, the Portfolio's exposure to the Wireline Telecommunications sector was 12.80% of total net assets. For the year, the Wireline sector for the market had a return of (48.92)%. Approximately 1.21% of the Portfolio's beginning Wireline exposure were to Intermedia Communications, which was acquired by Worldcom, Inc., and was sold over the course of the year at prices near and above par. The Portfolio aggressively sold off exposure in the wireline segment, primarily from March through May. At year-end, the Portfolio's exposure to Wireline Telecommunications was approximately 2.00% of net assets. The Portfolio's primary wireline holdings currently include XO Communications, Inc., Call-Net Enterprises, Inc., Global Crossing Holdings, Ltd. and McLeod Communications, Inc.

We expect economic activity to improve as 2002 unfolds given the substantial monetary and fiscal policy stimulus that occurred in 2001. However, the first quarter will most likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performance for high yield securities. We continue to seek issuers that can survive until business conditions improve and that offer attractive risk return opportunities. We are maintaining positions in stable performers in the health care and Consumer Non-Durable sectors while looking to be more aggressive in high quality issuers in more economically sensitive sectors like Automotive suppliers and Hotel, Motel,

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

Inn & Casino operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                               $     10000                          $     10000
                                                                         10090                                10118
'98                                                                     9958.8                                10036
                                                                         10172                                10312
'99                                                                    10157.7                              10293.5
                                                                        9963.7                              10198.8
'00                                                                     9435.6                               9774.5
                                                                       9655.47                              10249.5
'01                                                                    9838.92                              10379.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch High-Yield Bond is an index consisting of all domestic and Yankee high-yield bonds with a minimum outstanding amount of $100 million and maturing over 1 year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). Split-rated issues (investment grade by one rating agency and high-yield by another) are included in this index based on the bond's corresponding composite rating.

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Charter Communications H Sr
     Disc Note 0% 4/01/11                   1.9
 2.  Premier Parks Inc. 0% 4/1/08           1.8
 3.  Nextel Communications 9.375%
     11/15/09                               1.7
 4.  Tenet Healthcare Corp. 8.125%
     12/01/08                               1.7
 5.  GS Escrow Corp. 7.125% 8/1/05          1.6
 6.  Allied Waste NA 7.625% 1/1/06          1.6
 7.  Calpine Corp. Sr. Notes 8.5%
     2/15/11                                1.5
 8.  Lear Corp. 8.11% 5/15/09               1.4
 9.  Sinclair Broadcast Group
     8.75% 12/15/07                         1.3
10.  Charter Comm Hldgs, LLC 0%
     1/15/11                                1.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Telecommunications & Cellular          10.6
 2.  Medical & Related                       9.0
 3.  Cable TV                                8.1
 4.  Consumer Products                       6.1
 5.  Food & Related                          5.6

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.7%)
$ 50,000   Alliant Techsystems Inc. 8.500%
            5/15/11.............................  $    52,250
  50,000   Anteon Corp. 12.000% 5/15/09.........       53,750
                                                  -----------
                                                      106,000
                                                  -----------
           AUTOMOTIVE & RELATED (3.7%)
  50,000   Accuride Corp. 9.250% 2/01/08........       26,250
  50,000   Aftermarket Technology Series D
            12.000% 8/01/04.....................       51,250
 100,000   American Axle & Mfg. Inc. 9.750%
            3/01/09.............................      105,500
  50,000   Arvin Industries Inc. 7.125%
            3/15/09.............................       46,385
  50,000   Collins & Aikman Product (144A)
            10.750% 12/31/11....................       50,250
 100,000   Dana Corp. (144A) 9.000% 8/15/11.....       92,500
 225,000   Lear Corp. 8.110% 5/15/09............      227,399
                                                  -----------
                                                      599,534
                                                  -----------
           BANKING (1.6%)
 250,000   GS Escrow Corp. 7.125% 8/01/05.......      251,035
                                                  -----------
           BROADCAST RADIO & TV (3.5%)
  75,000   Acme Television 10.875% 9/30/04......       72,468
 150,000   *Fox/Liberty Networks LLC due 8/15/07
            0% till 8/15/07 then 9.750%.........      150,188
  50,000   Fox/Liberty Networks 8.875%
            8/15/07.............................       52,813
  50,000   Lin Television 8.000% 1/15/08........       50,625
 200,000   Sinclair Broadcast Grp 8.750%
            12/15/07............................      202,000
  50,000   XM Satellite Radio Inc. 14.000%
            3/15/10.............................       39,750
                                                  -----------
                                                      567,844
                                                  -----------
           BUILDING & CONSTRUCTION (1.2%)
  50,000   ISG Resources 10.000% 4/15/08........       42,750
  50,000   NCI Building Systems Inc. Ser. B
            9.250% 5/01/09......................       48,750
  50,000   Nortek Inc. 9.125% 9/01/07...........       51,250
  50,000   WCI Communities Inc. 10.625%
            2/15/11.............................       52,000
                                                  -----------
                                                      194,750
                                                  -----------
           BUSINESS EQUIPMENT & SERVICES (3.2%)
 100,000   Buhrmann US Inc. 12.250% 11/01/09....      101,000
  50,000   *Crown Castle Intl. Corp. due 5/15/11
            0% till 5/15/04 then 10.375%........       31,500
 150,000   *Crown Castle Intl. Corp. due 8/01/11
            0% till 8/1/04......................       94,500
 150,000   Fisher Scientific Intl. 9.000%
            2/01/08.............................      155,250
  50,000   Global Imaging Systems, Inc. 10.750%
            2/15/07.............................       50,250
 100,000   Sitel Corp. NT 9.250% 3/15/06........       80,500
 100,000   *US Office Products Co. (144A) (b)(c)
            9.750% 6/15/08......................        2,500
                                                  -----------
                                                      515,500
                                                  -----------
           CABLE TV (8.1%)
 150,000   CSC Holdings Inc. 7.250% 7/15/08.....      150,180

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV (CONTINUED)
$425,000   *Charter Communications due 4/01/11
            0% till 4/01/04 then 9.920%.........  $   308,125
 300,000   *Charter Communications due 1/15/11
            0% till 1/15/06 then 13.50%.........      198,000
 125,000   *Diamond Cable Communications due
            2/15/07 0% till 2/15/02 then
            10.750%.............................       29,375
 150,000   Echostar Communciations 9.375%
            2/01/09.............................      155,250
 500,000   *NTL Inc. due 4/01/08 0% till 4/01/03
            then 9.750%.........................      142,500
  75,000   *NTL Inc. due 10/01/08 0% till
            10/01/03 then 12.375%...............       18,563
 100,000   *Pegasus Satellite due 3/01/07 0%
            till 3/01/04 then 13.500%...........       57,500
  50,000   Quebecor Media Inc. 11.125%
            7/15/11.............................       53,500
  50,000   *Quebecor Media Inc. due 7/15/11 0%
            till 7/01/06 then 13.750%...........       30,250
 175,000   Telewest Communications PLC 11.000%
            10/01/07............................      126,000
  75,000   *United Intl. Hdlg. Ser. B due
            2/15/08 0% till 2/15/03 then
            10.750%.............................       16,125
 177,000   *United Pan-Europe Communications due
            8/01/09 0% till 8/01/04 then
            12.500%.............................       18,585
                                                  -----------
                                                    1,303,953
                                                  -----------
           CHEMICALS (3.4%)
  50,000   Airgas Inc. 9.125% 10/01/11..........       53,000
  50,000   Compass Minerals Group (144A) 10.000%
            8/15/11.............................       52,125
  75,000   Equistar Chemical Funding 10.125%
            9/01/08.............................       75,938
  50,000   Foamex LP 13.500% 8/15/05............       41,250
  50,000   Foamex LP 9.875% 6/15/07.............       37,250
  50,000   Huntsman ICI Chemicals 10.125%
            7/01/09.............................       47,750
  50,000   Lyondell Chemical Co. 9.625%
            5/01/07.............................       50,500
 100,000   Lyondell Chemical Co. 10.875%
            5/01/09.............................       93,500
  50,000   OM Group Inc. (144A) 9.250%
            12/15/11............................       50,750
  50,000   Texas Petrochemicals Corp. 11.125%
            7/01/06.............................       41,250
                                                  -----------
                                                      543,313
                                                  -----------
           CONSUMER PRODUCTS (6.1%)
  75,000   Albecca Inc. 10.750% 8/15/08.........       77,625
  50,000   American Greeting Corp. (144A)
            11.750% 7/15/08.....................       50,750
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07............................       79,500
  50,000   Armkel Corp. (144A) 9.500% 8/15/09...       52,750
 100,000   Chattem Inc. Ser.B 8.875% 4/01/08....       97,500
  75,000   Jostens Inc. 12.750% 5/01/10.........       84,000
  50,000   Levi Strauss & Co. 11.625% 1/15/08...       44,875
 100,000   Playtex Products Inc. 9.370%
            6/01/11.............................      105,500
 100,000   Revlon Consumer Products Corp. 8.625%
            2/01/08.............................       42,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (CONTINUED)
$175,000   *Sealy Mattress Co. Ser.B due
            12/05/07 0% till 12/15/02 then
            10.875%.............................  $   147,000
  50,000   True Temper Sports Inc. Ser.B 10.875%
            12/01/08............................       51,000
 100,000   United Industries Corp. 9.875%
            4/01/09.............................       94,500
  50,000   Volume Services America 11.250%
            3/01/09.............................       48,750
                                                  -----------
                                                      976,250
                                                  -----------
           CONTAINERS (3.7%)
 150,000   Owens-Illinois Inc. 7.150% 5/15/05...      138,750
  75,000   Owens-Illinois Inc. 8.100% 5/15/07...       68,625
  50,000   Plastipak Holdings (144A) 10.750%
            9/01/11.............................       52,750
  75,000   Pliant Corp./Huntsman Packaging
            13.000% 6/01/10.....................       78,563
   6,666   Russell Stanley Holdings (144A)
            9.000% 11/30/08.....................        5,000
  75,000   Sealed Air Corp. 8.750% 7/01/08
            (144A)..............................       75,161
  75,000   Stone Container 9.750% 2/01/11.......       80,061
 100,000   Tenki-Plex Inc. 12.750% 6/15/10......       99,000
                                                  -----------
                                                      597,910
                                                  -----------
           CONGLOMERATES (0.4%)
 125,000   Eagle Pitcher Ind. 9.375% 3/01/08....       65,625
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (3.0%)
 250,000   Allied Waste N.A. 7.625% 1/01/06.....      247,500
 175,000   Allied Waste N.A. 10.000% 8/01/09....      181,125
  50,000   Allied Waste N.A. (144A) 8.500%
            12/01/08............................       50,750
                                                  -----------
                                                      479,375
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (1.1%)
  60,000   Amphenol Corp. 9.875% 5/15/07........       64,200
  50,000   Fairchild Semiconductor 10.375%
            10/01/07............................       52,250
  50,000   Telecommunications Techniques 9.750%
            5/15/08.............................       15,250
  50,000   Wesco Distribution Inc. 9.125%
            6/01/08.............................       47,000
                                                  -----------
                                                      178,700
                                                  -----------
           ENTERTAINMENT & LEISURE (1.8%)
 100,000   *AMF Bowling Worldwide Inc. (144A)
            (b)(c) 12.250% 3/15/06..............        1,500
 325,000   *Premier Parks Inc. due 4/01/08 0%
            till 4/01/03 then 10.000%...........      279,500
                                                  -----------
                                                      281,000
                                                  -----------
           FOOD & RELATED (5.6%)
 125,000   Agrilink Foods Inc. 11.875%
            11/01/08............................      116,875
 100,000   Carrols Corp. 9.500% 12/01/08........       96,000
 100,000   Constellation Brands Inc. 8.000%
            2/15/08.............................      101,000
 100,000   Del Monte Corp. 9.250% 5/15/11.......      104,500
  50,000   Dimon, Inc. (144A) 9.625% 10/15/11...       51,750
 100,000   Dominos Inc. 10.375% 1/15/09.........      106,500
 100,000   Eagle Family Foods 8.750% 1/15/08....       65,500
  50,000   Land O' Lakes Inc. (144A) 8.750%
            11/15/11............................       48,250

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED (CONTINUED)
$ 50,000   Michael Foods 11.750% 4/01/011.......  $    54,250
  50,000   New World Pasta Co. 9.250% 2/15/09...       46,250
  50,000   Pilgrim's Pride 9.625% 9/15/11.......       53,000
  50,000   Smithfield Foods Inc. (144A) 8.000%
            10/15/09............................       51,500
                                                  -----------
                                                      895,375
                                                  -----------
           FORESTRY & PAPER PRODUCTS (1.7%)
  50,000   Georgia-Pacific Corp. 7.500%
            5/15/06.............................       49,637
 125,000   Georgia-Pacific Corp. 8.125%
            5/15/11.............................      122,825
  50,000   Riverwood Intl. Co. 10.625%
            8/01/07.............................       52,250
  50,000   Riverwood Intl. Co. 10.875%
            4/01/08.............................       50,750
                                                  -----------
                                                      275,462
                                                  -----------
           HOTELS & LODGING (4.0%)
  50,000   Courtyard By Marriott II 10.750%
            2/01/08.............................       51,312
  50,000   Felcor Lodging LP (144A) 9.500%
            9/15/08.............................       50,125
  32,000   Felcor Lodging LP 8.500% 6/01/11.....       31,040
  50,000   Florida Panthers Boca Resorts 9.875%
            4/15/09.............................       52,500
 100,000   Hilton Hotels Corp. 7.625% 5/15/08...       95,265
 175,000   HMH Properties Inc. Series B 7.875%
            8/01/08.............................      161,875
  75,000   ITT Corp. 6.750% 11/15/05............       72,284
  75,000   Meristar Hospitality 9.125%
            1/15/11.............................       70,688
  50,000   Vail Resorts, Inc. (144A) 8.750%
            5/15/09.............................       48,750
                                                  -----------
                                                      633,839
                                                  -----------
           INDUSTRIAL (1.2%)
 100,000   MMI Products Inc. 11.250% 4/15/07....       92,750
 100,000   Unifrax Investment Corp. 10.500%
            11/01/03............................       98,500
                                                  -----------
                                                      191,250
                                                  -----------
           MACHINERY (1.9%)
 125,000   AGCO Corp. 9.500% 5/01/08............      131,250
  50,000   Briggs & Stratton Corp. 8.875%
            3/15/11.............................       52,000
 100,000   Columbus McKinnion Corp. 8.500%
            4/01/08.............................       93,500
 100,000   Simonds Industries, Inc. (144A)
            10.250% 7/01/08 (c).................       30,500
                                                  -----------
                                                      307,250
                                                  -----------
           MANUFACTURING (0.5%)
  50,000   Blount Inc. 13.000% 8/01/09..........       22,750
  50,000   Cabot Safety Corp. 12.500% 7/15/05...       50,250
                                                  -----------
                                                       73,000
                                                  -----------
           MEDICAL & RELATED (9.0%)
 100,000   Alliance Imaging Inc. 10.375%
            4/15/11.............................      107,000
  50,000   Alaris Medical Systems, Inc. 9.750%
            12/01/06............................       47,750
  50,000   Alaris Medical Systems, Inc. (144A)
            11.625% 12/01/06....................       54,250

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (CONTINUED)
$ 50,000   Amerisource Bergen Corp. (144A)
            8.125% 9/01/08......................  $    51,500
 125,000   Columbia HCA Healthcare 6.910%
            6/15/05.............................      127,255
 100,000   Conmed Corp. 9.000% 3/15/08..........      101,500
 100,000   Hanger Orthopedic Group 11.250%
            6/15/09.............................       93,500
 125,000   HCA -- The Health Care Co. 8.750%
            9/01/10.............................      137,188
  50,000   Hudson Respiratory Care Inc. 9.125%
            4/15/08.............................       35,500
  50,000   Insight Health Services (144A) 9.875%
            11/01/11............................       51,750
 150,000   Kinetic Concepts Inc. 9.625%
            11/01/07............................      150,000
  50,000   Magellan Health Services, Inc. (144A)
            9.375%..............................       51,000
  50,000   Owens & Minor Inc. 8.500% 7/15/11....       53,500
 250,000   Tenet Healthcare Corp. 8.125%
            12/01/08............................      268,675
  50,000   Triad Hospitals 8.750% 5/01/09.......       52,750
  50,000   Vanguard Health Systems (144A) 9.750%
            8/01/11.............................       51,500
                                                  -----------
                                                    1,434,618
                                                  -----------
           METAL & MINING (1.6%)
 100,000   Euramax Intl. 11.250% 10/01/06.......       96,000
  50,000   Neenah Corp. Ser.B 11.125% 5/01/07...       27,250
 100,000   Neenah Corp. Ser.F 11.125% 5/01/07...       54,500
  50,000   *Republic Technologies International,
            Inc. (144A) 13.750% 7/15/09 (c).....        3,500
  75,000   Ryerson Tull Inc. 9.120% 7/15/06.....       70,875
                                                  -----------
                                                      252,125
                                                  -----------
           OIL, ENERGY & NATURAL GAS (3.7%)
  50,000   AmeriGas Partners LP (144A) 8.875%
            5/20/11.............................       52,000
  50,000   BRL Universal Equipment 8.875%
            2/15/08.............................       52,250
  50,000   Comstock Resources Inc. 11.250%
            5/01/07.............................       49,250
  75,000   Dresser Inc. 9.375% 4/15/11..........       76,500
  50,000   Forest Oil Corp. 10.500% 1/15/06.....       53,250
  50,000   Grey Wolf Inc. 8.875% 7/01/07........       48,750
 100,000   Hanover Equipment Trust (144A) 8.750%
            9/01/11.............................      104,000
  50,000   Lone Star Technologies 9.000%
            6/01/11.............................       42,250
  50,000   Pogo Production Co. 10.375%
            2/15/09.............................       54,250
  50,000   Tesoro Petroleum Corp. (144A) 9.625%
            11/01/08............................       52,125
                                                  -----------
                                                      584,625
                                                  -----------
           PRINTING & PUBLISHING (1.4%)
  75,000   Advanstar Communications 12.000%
            2/15/11.............................       54,375
  50,000   Belo (A.H.) Corp. 8.000% 11/01/08....       50,840
  50,000   Yell Finance BV 10.750% 8/01/11......       54,000
 100,000   *Yell Finance BV due 8/01/11 0% till
            8/01/06 then 13.500%................       61,500
                                                  -----------
                                                      220,715
                                                  -----------
           REAL ESTATE & LEASING (0.6%)
 100,000   Trizec Finance Ltd. 10.875%
            10/15/05............................      102,500
                                                  -----------
           RENTAL AUTO/EQUIPMENT (1.1%)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
$125,000   United Rentals Inc. 10.750%
            4/15/08.............................  $   133,125
  50,000   United Rentals Inc. 9.000% 4/01/09...       48,000
                                                  -----------
                                                      181,125
                                                  -----------
           RETAIL (1.7%)
  50,000   Advance Stores Co., Inc. (144A)
            10.250% 4/15/08.....................       51,250
  50,000   The Gap, Inc. (144A) 8.800%
            12/15/08............................       43,076
  50,000   JC Penny Co., Inc. 7.375% 6/15/04....       49,688
  75,000   Michaels Stores 9.250% 7/01/09.......       80,250
  50,000   Petco Animal Supplies, Inc. (144A)
            10.750% 11/01/11....................       52,000
                                                  -----------
                                                      276,264
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (10.6%)
 150,000   *AirGate PCS Inc. due 10/01/09 0%
            till 10/01/04 then 13.500%..........      114,000
  50,000   Alamosa Delaware 12.500% 2/01/11.....       50,750
 175,000   *Alamosa PCS Hdlg. Inc. due 2/15/10
            0% till 2/15/05 then 12.870%........      107,625
  50,000   American Tower Systems 9.375%
            2/01/09.............................       40,375
  50,000   Asia Global Crossing 13.375%
            10/15/10............................       17,750
 150,000   *Call-Net Enterprises Inc. due
            8/15/07 0% till 8/15/02 then
            9.270%..............................       48,750
 100,000   *Call-Net Enterprises Inc. due
            5/15/09 0% till 5/15/04 then
            10.800%.............................       24,500
  50,000   Echostar Broadband Corp. 10.375%
            10/01/07............................       52,500
 125,000   *Global Crossing Hldgs. Ltd. 9.500%
            11/15/09 (c)........................       16,875
  50,000   Horizion PCS, Inc. (144A) 13.750%
            6/15/11.............................       49,750
  75,025   Loral Cyberstar Inc. 10.000%
            7/15/06.............................       72,969
 250,000   *McLeod USA, Inc. (144A) due 3/01/07
            0% till 3/01/02 then 10.500%
            (b)(c)..............................       53,750
 100,000   Millicom Intl. Cellular 13.500%
            6/01/06.............................       66,500
 225,000   *Nextel Communications due 2/15/08 0%
            till 2/15/03 then 9.950%............      155,250
 350,000   Nextel Communications 9.375%
            11/15/09............................      276,500
  50,000   Nextel Partners, Inc. (144A) 12.500%
            11/15/09............................       44,750
 150,000   *Nextlink Communications (144A) due
            6/01/09 0% till 6/01/04 then
            12.250%(c)..........................       12,000
  50,000   *Psinet Inc. (144A) 11.000%
            8/01/09 (c).........................        4,125
 100,000   *Psinet Inc. (144A) 10.000%
            2/15/05 (c).........................        8,250
 100,000   Rogers Cantel 8.800% 10/01/07........       98,500
 100,000   *Tritel PCS, Inc. due 5/15/09 0% till
            5/15/04 then 12.750%................       85,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$ 50,000   *Triton PCS, Inc. due 5/01/08 0% till
            5/01/03 then 11.000%................  $    45,500
  75,000   Triton PCS, Inc. 9.375% 2/01/11......       77,625
  50,000   Triton PCS, Inc. (144A) 8.750%
            11/15/11............................       50,250
 225,000   *Viatel, Inc. due 4/15/08 0% till
            4/15/03 then 12.500% (144A) (c).....          563
  33,000   VoiceStream Wireless 10.375%
            11/15/09............................       37,950
  81,000   *VoiceStream Wireless Holdings due
            11/15/09 0% till 11/15/04 then
            11.875%.............................       69,761
 225,000   *XO Communications due 4/15/08 0%
            till 4/15/03 then 9.450% (144A).....       18,000
                                                  -----------
                                                    1,700,618
                                                  -----------
           TEXTILES & RELATED (0.9%)
  50,000   GFSI Inc. Ser. B 9.625% 3/01/07......       31,750
  50,000   *Pillowtex Corp. (144A) 10.000%
            11/15/06 (b)(c).....................          500
 100,000   William Carter Co. (144A) 10.875%
            8/15/11.............................      108,000
                                                  -----------
                                                      140,250
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.5%)
 100,000   Allied Holdings Inc. 8.625%
            1/01/07.............................       42,500
 100,000   *Gearbulk Holding Ltd. 11.250%
            12/01/04............................      103,000
 100,000   Stena Line AB 10.500% 12/15/05.......      101,500
                                                  -----------
                                                      247,000
                                                  -----------
           UTILITIES (5.2%)
 150,000   Caithness Coso Fund Corp. 9.050%
            12/15/09............................      153,750
 275,000   Calpine Corp. 8.500% 2/15/11.........      246,125
  50,000   CMS Energy Corp. 7.500% 1/1/09.......       47,750
 150,000   CMS Energy Corp. 8.500% 4/15/11......      149,625
  75,000   CMS Energy Corp. 8.900% 7/15/08......       76,500
 100,000   El Paso Electric Co. 9.400%
            5/01/11.............................      106,050
  50,000   *Niagara Mohawk Power Series H due
            7/01/10 0% till 7/01/03 then
            8.500%..............................       45,761
                                                  -----------
                                                      825,561
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (93.7%)
            (COST $17,056,723)..................  $15,002,366
                                                  -----------

                                                    MARKET
SHARES               PREFERRED STOCKS                VALUE
-------------------------------------------------------------
          BROADCAST RADIO & TV (0.2%)
    375   Sinclair Capital......................  $    37,969
                                                  -----------
          PRINTING & PUBLISHING (0.7%)
  1,300   Primedia Inc. Series H................       60,125
  1,000   Primedia Inc. ........................       41,500
                                                  -----------
                                                      101,625
                                                  -----------
          TOTAL PREFERRED STOCKS (0.9%) (COST
           $242,366)............................  $   139,594
                                                  -----------

                                                    MARKET
 SHARES                  WARRANTS                    VALUE
-------------------------------------------------------------
      75   Jostens Inc. ........................  $     1,519
      75   Pliant Corp. ........................          131
      50   XM Satellite Radio...................        1,525
                                                  -----------
           TOTAL WARRANTS (0.0%)................  $     3,175
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (3.3%)
  $529,000   Firstar 1.250% 1/02/2002
              Repurchase price $529,036
              Collateralized by FHLMC
              Market Value: $539,581
              Face Value: $588,289
              Due: 5/01/2016
              Interest: 6.000%..................  $   529,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (3.3%)
              (COST $529,000)...................  $   529,000
                                                  -----------
             TOTAL HOLDINGS (97.9%) (COST
              $17,828,089) (a)..................  $15,674,135
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.1%)................      338,678
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $16,012,813
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $735,752.
        See note 1.
   (b) Represents an illiquid security, the value of these securities amounted to $58,250 or 0.36%.
   (c)  Represents a defaulted security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,785,550 or 11.2% of total net assets. These securities were deemed liquid, unless otherwise noted, pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $17,828,089).............  $15,674,135
  Cash......................................          372
  Receivable for fund shares sold...........       43,168
  Dividends & accrued interest receivable...      317,594
  Other.....................................           83
                                              -----------
    Total assets............................   16,035,352
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........            8
  Payable for investment management services
    (note 3)................................       10,162
  Accrued professional fees.................        8,147
  Other accrued expenses....................        4,222
                                              -----------
    Total liabilities.......................       22,539
                                              -----------
Net assets at market value..................  $16,012,813
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,187,988
  Paid-in capital in excess of par value....   17,373,232
  Accumulated net realized loss on
    investments.............................   (2,130,205)
  Net unrealized depreciation on
    investments.............................   (2,153,954)
  Undistributed net investment income.......      735,752
                                              -----------
Net assets at market value..................  $16,012,813
                                              ===========
Shares outstanding (note 4).................    2,187,988
Net asset value per share...................  $      7.32
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $ 1,517,647
  Dividends..................................       26,523
                                               -----------
    Total investment income..................    1,544,170
                                               -----------
Expenses:
  Management fees (note 3)...................      118,384
  Custodian fees (note 3)....................        4,950
  Directors' fees (note 3)...................          402
  Professional fees..........................        7,952
  Accounting and transfer agent fees (note
    3).......................................       43,075
  Printing fees..............................        2,547
  Filing fees................................          601
  Conversion expense (note 3)................        2,850
  Other......................................          219
                                               -----------
    Total expenses...........................      180,980
                                               -----------
    Net investment income....................    1,363,190
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,542,795)
  Change in unrealized appreciation
    (depreciation)
    on investments...........................      797,322
                                               -----------
      Net loss on investments................     (745,473)
                                               -----------
      Net increase in net assets from
         operations..........................  $   617,717
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
From operations:
  Net investment income.....................................  $ 1,363,190    $   912,760
  Realized loss on investments..............................   (1,542,795)      (390,607)
  Unrealized appreciation (depreciation) on investments.....      797,322     (1,553,739)
                                                              -----------    -----------
      Net increase (decrease) in assets from operations.....      617,717     (1,031,586)
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,320,942)      (914,333)
  Return of capital.........................................     (720,022)             0
                                                              -----------    -----------
      Total dividends and distributions.....................   (2,040,964)      (914,333)
From capital share transactions (note 4):
  Received from shares sold.................................    9,101,553      3,994,751
  Received from dividends reinvested........................    2,040,964        914,333
  Paid for shares redeemed..................................   (8,307,944)      (972,169)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,834,573      3,936,915
                                                              -----------    -----------
         Increase in net assets.............................    1,411,326      1,990,996
Net Assets:
  Beginning of period.......................................   14,601,487     12,610,491
                                                              -----------    -----------
  End of period (a).........................................  $16,012,813    $14,601,487
                                                              ===========    ===========
(a) Includes undistributed net investment income of.........  $   735,752    $    12,047
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------      MAY 1, 1998 TO
                                                               2001      2000      1999     DECEMBER 31, 1998*
                                                              ------    ------    ------    ------------------
Per share data:
Net asset value, beginning of period........................  $ 8.02    $ 9.22    $ 9.59          $10.00
Income (loss) from investment operations:
  Net investment income.....................................    1.03(c)   0.58      0.57            0.38
  Net realized & unrealized loss on investments.............   (0.70)(c)  (1.20)   (0.38)          (0.40)
                                                              ------    ------    ------          ------
    Total income (loss) from investment operations..........    0.33     (0.62)     0.19           (0.02)
                                                              ------    ------    ------          ------
Less distributions:
  Dividends from net investment income......................   (1.03)    (0.58)    (0.56)          (0.37)
  Distributions from net realized capital gains.............    0.00      0.00      0.00           (0.02)
                                                              ------    ------    ------          ------
      Total distributions...................................   (1.03)    (0.58)    (0.56)          (0.39)
                                                              ------    ------    ------          ------
Net asset value, end of period..............................  $ 7.32    $ 8.02    $ 9.22          $ 9.59
                                                              ======    ======    ======          ======
Total return................................................    4.27%    (7.10)%    1.95%          (0.20)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.15%     1.10%     1.13%           1.20%(a)
  Ratio of net investment income to average net assets......    8.64%(c)   6.67%    6.19%           5.79%(a)
Portfolio turnover rate.....................................      41%       21%       31%             11%(a)
Net assets at end of period (millions)......................  $ 16.0    $ 14.6    $ 12.6          $ 10.4

---------------

(a)  Annualized.
(b)  Calculated on an aggregate basis (not annualized).
(c)  Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the Financial
     Statements, these amounts would have been:
     Net investment income.......................................  $ 0.91
     Net realized and unrealized gain (loss).....................  $(0.58)
     Net investment income ratio.................................    7.01%
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -14.46%
Three year                                  24.12%
Since inception (5/1/98)                    20.81%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Capital Growth Portfolio declined (14.46)% versus the Russell 2000 Growth Index decline of (9.23)% for the same period.

The events of September 11th led to another sharp leg down in our emerging growth universe and set up a very compelling buying opportunity in late September. We were aggressive buyers in that time frame, increasing the technology weighting of the Portfolio. This strategy worked well, as technology provided us meaningful outperformance against the benchmark in the final quarter of 2001.

We owned a broad range of technology stocks in hardware, software, and networking that contributed significantly to performance. Power Integrations, Inc. is one company that provides specialized semiconductor chips for power management. Power Integrations provided significant return to the Portfolio in the fourth quarter. Power Integration designs and manufactures integrated circuits for conversion from AC to DC. We like the fact that Power Integration sells into very large end-markets and is gaining share against competitors, even in this period of economic weakness.

Data storage is another area of technology with significant long-term growth. Storage demand at the enterprise level continues to grow. Although enterprises have slowed down their spending on storage, we believe that it will resume quickly as we come out of the recession and IT spending accelerates. McDATA Corporation makes a networking switch that enables enterprises to centrally manage large numbers of storage and networking devices and manages growth in their storage capacity. Though earnings from McDATA were down in the past several quarters, revenue growth remains strong. Software hurt the Portfolio's performance for much of 2001. We believed that software would weather the economic slowdown better than it did. Stocks of companies that were leaders in various software niches got cut down to historic lows in the September correction, sometimes trading as low as one times revenues. In more-bullish environments, these stocks can trade at multiples of five to eight times revenues. We used the weakness to add to many positions and were rewarded. Software companies Agile Software Corporation, Business Objects, NetIQ Corporation and Embarcadero Technologies, Inc. all contributed significantly to fourth-quarter performance.

We had approximately 22% of the Portfolio invested in health care companies through the fourth quarter, about the same weighting as the benchmark. Many of these positions helped us throughout the year, but they were a drag on performance in the final quarter. Although fundamentals of the stocks did not change meaningfully, money seemed to rotate out of a number of stocks to get back into technology. Hospital stocks such as Province Healthcare Company and Lifepoint Hospitals, Inc. hurt performance. Our investments in generic drug makers like Barr Laboratories, Inc. and Taro Pharmaceuticals Industries Ltd. were essentially stagnant and had no meaningful impact on performance. We reduced our position in long-held Cytyc Corporation, a stock that contributed significant returns in the past several years. Trading at 45 times 2002 earnings per share, the stock is quite expensive, particularly for a medical device company. Cytyc's ThinPrep System enjoys an approximately 50% market share of the cervical cancer screening market, and Wall Street analysts expect that to go to 70% by year-end. In our analysis growth will inevitably slow down. Thus we have elected to take profits and move on.

As we look back on 2001, it is difficult not to be disappointed. Two consecutive years of negative performance can't satisfy anyone. We are surprised that it took two years to wash out the excess that was created in 1999. This correction, however, has brought many stocks in our universe back down to pre-1999 price levels. We continue to uncover emerging growth sub-sectors in areas related to Internet, wireless communications, and biotechnology, to name a few. We are optimistic that the environment for small growth investing is improving and that 2002 will bring better returns.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                                                 CAPITAL GROWTH (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)              RUSSELL 2000 GROWTH
                                                                 -------------------------             -------------------
'5/98                                                                 $     10000                        $     10000
                                                                             9706                               9547
'98                                                                       10339.8                            9165.12
                                                                          18424.5                            10340.1
'99                                                                       31281.1                            13115.4
                                                                          34359.2                            13276.7
'00                                                                       23144.3                            10173.9
                                                                          21707.1                            10189.2
'01                                                                       19762.1                            9244.65

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Sunrise Assisted Living                3.3
 2.  Overture Services Inc.                 3.1
 3.  InterCept Group Inc.                   2.3
 4.  Microtune Inc.                         2.1
 5.  Hispanic Broadcasting Corp.            1.9
 6.  Agile Software Corp.                   1.8
 7.  Silicon Labs                           1.7
 8.  Netiq Corp.                            1.7
 9.  Thoratec Labs Corp.                    1.7
10.  Too Inc.                               1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             18.3
 2.  Computer Software                      15.1
 3.  Medical & Related                      14.0
 4.  Computer & Related                      9.9
 5.  Drugs/Biotechnology                     8.1

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             BROADCAST RADIO & TV (3.9%)
    15,300   *Cox Radio Inc. CL A...............  $   389,844
     5,800   *Entercom Communications Corp. ....      290,000
    27,500   *Hispanic Broadcasting Corp. ......      701,250
    11,500   *Tivo Inc. ........................       75,325
                                                  -----------
                                                    1,456,419
                                                  -----------
             BUSINESS SERVICES (1.7%)
     4,800   *AMN Health Care...................      131,520
     4,300   *Global Payments Inc. .............      147,920
     3,350   *PDI Inc. .........................       74,772
    10,700   *West Corp. .......................      266,858
                                                  -----------
                                                      621,070
                                                  -----------
             COMPUTER & RELATED (9.9%)
    15,250   *Anaren Microwave Inc. ............      264,130
    19,100   *Centillium Communications.........      150,126
    25,850   *CNET Networks Inc. ...............      231,875
    16,900   *Coinstar Inc. ....................      422,500
     3,700   *Emulex Corp. .....................      146,187
     9,200   *Freemarkets Inc. .................      220,524
    11,950   *Global Sports Inc. ...............      238,403
    18,400   *Lantronix Inc. ...................      116,288
    17,100   *McData Corp. .....................      429,381
    33,000   *Overture Services Inc. ...........    1,169,190
    11,300   *Sonicwall Inc. ...................      219,672
     2,350   *Tier Technologies Inc. ...........       50,666
     3,000   *Webex Communciations Inc. ........       74,550
                                                  -----------
                                                    3,733,492
                                                  -----------
             COMPUTER SOFTWARE (15.1%)
    40,500   *Actuate Software Corp. ...........      213,435
    39,350   *Agile Software Corp. .............      677,607
     7,900   *Business Objects..................      267,020
    22,300   *Chordiant Software Inc. ..........      176,393
     5,200   *Concord Communications............      107,380
    19,900   *Embarcadero Technologies..........      481,580
    15,900   *Entrust Inc. .....................      162,021
    17,050   *HPL Technologies Inc. ............      304,343
    29,200   *Informatica Corp. ................      423,692
    12,600   *Internet Security Systems.........      403,956
     7,400   *Macromedia Inc. ..................      131,720
     3,100   *Magna Design Automation Inc. .....       93,868
    23,800   *MatrixOne Inc. ...................      309,162
    26,000   *Mercator Software Inc. ...........      217,360
    18,200   *Netiq Corp. ......................      641,732
     7,000   *Numerical Technologies Inc. ......      246,400
    20,700   *Quest Software Inc. ..............      457,677
     4,700   *SeeBeyond Technology Corp. .......       45,590
     3,800   *Simplex Solutions Inc. ...........       62,890
     4,700   *Vastera Inc. .....................       78,067
    10,900   *WebMethods Inc. ..................      182,684
                                                  -----------
                                                    5,684,577
                                                  -----------
             DRUGS/BIOTECHNOLOGY (8.1%)
    11,000   *Abgneix Inc. .....................      370,040
    18,200   *Covance Inc. .....................      413,140

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (CONTINUED)
    37,750   *Exact Sciences Corp. .............  $   387,315
     2,800   *Intermune Inc. ...................      137,928
     4,200   *KV Pharmaceutical Co. -CL A.......      123,900
    15,600   *Medarex Inc. .....................      280,176
     4,700   *Medicis Pharmaceutical CL-A.......      303,573
     4,400   *Pharmaceutical Product
              Development.......................      142,164
    13,000   *Protein Design Labs Inc. .........      426,400
     4,400   *Syncor Intl. Corp. ...............      126,016
     8,350   *Taro Pharmaceuticals Industry
              Ltd. .............................      333,582
                                                  -----------
                                                    3,044,234
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (18.3%)
     4,800   *AXT Inc. .........................      134,199
    11,000   *Aeroflex Inc. ....................      208,230
     8,600   *ESS Technology Inc. ..............      182,836
     3,200   *Elantec Semiconductor Inc. .......      122,880
     7,700   *Integrated Circuit Systems........      173,943
     5,600   *Intersil Corp. ...................      180,600
    11,000   *Ixia..............................      141,350
    20,500   *Kopin Corp. ......................      287,000
    10,200   *LTX Corp. ........................      213,588
    13,750   *Merix Corp. ......................      237,188
     8,800   *Microsemi Corp. ..................      261,360
    33,150   *Microtune Inc. ...................      777,699
    17,400   *Monolithic System Technology......      358,440
    14,400   *Multilink Technologies Corp. .....       93,312
    13,700   *Photon Dynamcis Inc. .............      625,405
    14,000   *Pixelworks Inc. ..................      224,840
    31,200   *PLX Technologies Inc. ............      393,432
    22,050   *Power Integrations Inc. ..........      503,622
     6,900   *Power One Inc. ...................       71,829
    19,150   *Silicon Labs......................      645,546
    16,900   *Sipex Corp. ......................      217,165
    15,700   *Sirenza Microdevices Inc. ........       95,613
    18,600   *Transmeta Corp. ..................       42,594
    37,100   *Transwitch Corp. .................      166,950
     6,600   *Virage Logic Corp. ...............      126,918
    34,150   *Xicor Inc. .......................      379,065
                                                  -----------
                                                    6,865,604
                                                  -----------
             FINANCIAL SERVICES (7.1%)
     2,200   *Blackrock Inc. ...................       91,740
     3,400   *Boston Private Finanial
              Holdings..........................       75,038
    10,600   *Financial Federal Corp. ..........      331,250
    24,700   *Instinet Group Inc. ..............      248,235
    21,200   *InterCept Group Inc. .............      867,080
    10,250   *Investment Tech. Group............      400,468
    14,000   *J.D. Edwards......................      230,300
    13,000   Wadell & Reed Financial Inc. ......      418,600
                                                  -----------
                                                    2,662,711
                                                  -----------
             INTERNET SERVICES (2.6%)
    13,300   *Expedia Inc. CL A.................      540,113
     7,900   *Stellent Inc. ....................      233,524

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             INTERNET SERVICES (CONTINUED)
     6,900   *Travelocity.com Inc. .............  $   198,099
                                                  -----------
                                                      971,736
                                                  -----------
             MEDICAL & RELATED (14.0%)
     5,900   *Aaipharma Inc. ...................      148,444
    11,700   *Ameripath Inc. ...................      377,442
     6,100   *Amsurg Corp. CL A.................      165,798
    15,800   *Cholestech Corp. .................      312,998
    10,900   *Cytyc Corp. ......................      284,490
     7,493   *Dianon Systems....................      455,574
    17,400   *Endocare Inc. ....................      311,982
     8,700   *Lifepoint Hospitals Inc. .........      296,148
     9,600   *Med-Design Corp. .................      189,120
         1   *Medtronic Inc. ...................           51
     6,800   *Mim Corp. ........................      121,040
    37,100   *Thoratec Labs Corp. ..............      630,700
    42,700   *Sunrise Assisted Living Inc. .....    1,242,997
    12,900   *Unilab Corp. .....................      323,790
     9,800   *United Surgical Partners..........      207,270
    12,750   *US Physical Therapy Inc. .........      206,040
                                                  -----------
                                                    5,273,884
                                                  -----------
             RESTAURANTS (1.7%)
    15,800   *CKE Restaurants Inc. .............      142,990
    10,400   *P.F. Chang's China Bistro,
              Inc. .............................      491,920
                                                  -----------
                                                      634,910
                                                  -----------
             RETAIL (7.2%)
     5,800   *99 Cents Only Stores..............      220,980
    15,700   *Alloy Inc. .......................      338,021
     6,000   *Chico's Fas Inc. .................      238,200
    10,700   *Coach Inc. .......................      417,086
    21,700   *School Specialty Inc. ............      496,496
    16,800   *The Buckle Inc. ..................      374,640
    22,900   *Too Inc. .........................      629,750
                                                  -----------
                                                    2,715,173
                                                  -----------
             TELECOMMUNICATIONS & RELATED (4.8%)
    16,050   *Allegiance Telecom Inc. ..........      133,055
    57,400   *DMC Stratex Networks Inc. ........      446,572
    74,950   *Metawave Communications Corp. ....      233,844
     8,300   *Metro One Telecommunications......      251,075
    13,900   *Novatel Wireless Inc. ............       16,958
    24,700   *Powerwave Technologies Inc. ......      426,816
     6,250   *Triton PCS Holdings...............      183,437
    11,950   *Ubiquitel Inc. ...................       89,027
     4,700   *Universal Access Global
              Holdings..........................       22,043
                                                  -----------
                                                    1,802,827
                                                  -----------
             TRANSPORTATION & RELATED (2.0%)
    10,700   *Atlantic Coast Airline Holdings...      249,203
    11,200   *Atlas Air Worldwide Holdings......      164,080
    10,200   *Forward Air Corp. ................      345,984
                                                  -----------
                                                      759,267
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             TOTAL U.S. COMMON STOCKS (96.4%)
              (COST $30,825,875)................  $36,225,904
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (1.3%)
             ELECTRONICS/SEMICONDUCTORS (1.3%)
    13,450   *Marvell Technology Group..........  $   481,779
                                                  -----------
             CANADA (3.6%)
             DRUGS/BIOTECHNOLOGY (0.5%)
    13,000   *Axcan Pharma Inc. ................      184,600
             ELECTRONICS/SEMICONDUCTORS (0.8%)
     4,700   *Genesis Microchip Inc. ...........      310,764
             HOTEL/LODGING (1.4%)
    11,150   *Four Seasons Hotels Inc. .........      521,374
             TELECOMMUNICATIONS (0.9%)
    14,750   *Research In Motion................      349,870
                                                  -----------
                                                    1,366,608
                                                  -----------
             CAYMAN ISLANDS (1.7%)
             ELECTRONICS/SEMICONDUCTORS (1.7%)
    27,100   *02Micro International.............      651,755
                                                  -----------
             ISRAEL (1.3%)
             COMPUTER & RELATED (1.3%)
    16,400   *M-Systems Flash Disk Pioneer......      191,716
    13,750   *Precise Software Solutions........      284,075
                                                  -----------
                                                      475,791
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (7.9%)
              (COST $1,979,509).................  $ 2,975,933
                                                  -----------
             TOTAL COMMON STOCKS (104.3%) (COST
              $32,805,384)......................  $39,201,837
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (7.3%)
$2,744,000   Firstar 1.250% 1/02/02 Repurchase
              price $2,744,188 Collateralized by
              FHLMC Market Value: $2,798,888
              Face Value: $3,051,542 Due:
              5/01/2016 Interest: 6.000%........  $ 2,744,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.3%)
              (COST $2,744,000).................  $ 2,744,000
                                                  -----------
             TOTAL HOLDINGS (111.6%) (COST
              $35,549,384) (a)..................  $41,945,837
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-11.6%)..............   (4,375,000)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $37,570,837
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purpose by $1,650,690
     See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $35,549,384).............  $41,945,837
  Cash......................................          407
  Receivable for securities sold............      257,197
  Receivable for fund shares sold...........       47,933
  Dividends & accrued interest receivable...          374
  Other.....................................           62
                                              -----------
    Total assets............................   42,251,810
                                              -----------
Liabilities:
  Payable for securities purchased..........    2,231,013
  Payable for fund shares redeemed..........    2,407,448
  Payable for investment management services
    (note 3)................................       29,021
  Other accrued expenses....................       13,491
                                              -----------
    Total liabilities.......................    4,680,973
                                              -----------
Net assets at market value..................  $37,570,837
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,123,713
  Paid-in capital in excess of par value....   48,815,089
  Accumulated net realized loss on
    investments.............................  (19,764,418)
  Net unrealized appreciation on
    investments.............................    6,396,453
                                              -----------
Net assets at market value..................  $37,570,837
                                              ===========
Shares outstanding (note 4).................    2,123,713
Net asset value per share...................  $     17.69
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest..................................  $     94,930
  Dividends.................................        14,851
                                              ------------
    Total investment income.................       109,781
                                              ------------
Expenses:
  Management fees (note 3)..................       327,116
  Custodian fees (note 3)...................         6,775
  Directors' fees (note 3)..................         1,051
  Professional fees.........................         8,301
  Accounting and transfer agent fees (note
    3)......................................        26,452
  Printing fees.............................         6,923
  Filing fees...............................           687
  Conversion expense (note 3)...............         7,511
  Other.....................................           435
                                              ------------
    Total expenses..........................       385,251
                                              ------------
    Net investment loss.....................      (275,470)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (17,060,870)
  Change in unrealized appreciation
    (depreciation) on investments...........    11,075,977
                                              ------------
      Net loss on investments...............    (5,984,893)
                                              ------------
      Net decrease in net assets from
         operations.........................  $ (6,260,363)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2001             2000
                                                              ------------     ------------
From operations:
  Net investment loss.......................................  $   (275,470)    $   (236,487)
  Realized loss on investments..............................   (17,060,870)      (2,680,520)
  Unrealized appreciation (depreciation) on investments.....    11,075,977      (12,107,128)
                                                              ------------     ------------
      Net decrease in assets from operations................    (6,260,363)     (15,024,135)
                                                              ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0          (23,882)
                                                              ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................    60,718,991       49,470,820
  Received from dividends reinvested........................             0           23,882
  Paid for shares redeemed..................................   (56,341,369)     (15,264,581)
                                                              ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................     4,377,622       34,230,121
                                                              ------------     ------------
         Increase (decrease) in net assets..................    (1,882,741)      19,182,104
Net Assets:
  Beginning of period.......................................    39,453,578       20,271,474
                                                              ------------     ------------
  End of period.............................................  $ 37,570,837     $ 39,453,578
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------       MAY 1, 1998 TO
                                                               2001       2000       1999      DECEMBER 31, 1998*
                                                              ------     ------     ------     ------------------
Per share data:
Net asset value, beginning of period........................  $20.68     $28.01     $10.47           $10.00
Income (loss) from investment operations:
  Net investment loss.......................................   (0.13)     (0.16)     (0.12)           (0.09)
  Net realized & unrealized gain (loss) on investments......   (2.86)     (7.15)     21.25             0.56
                                                              ------     ------     ------           ------
    Total income (loss) from investment operations..........   (2.99)     (7.31)     21.13             0.47
                                                              ------     ------     ------           ------
Less distributions:
  Dividends from net investment income......................    0.00      (0.02)     (3.59)            0.00
                                                              ------     ------     ------           ------
Net asset value, end of period..............................  $17.69     $20.68     $28.01           $10.47
                                                              ======     ======     ======           ======
Total return................................................  (14.46)%   (26.01)%   202.38%            4.62%(b)
Ratios and supplemental data:
  Ratios net of fees waived by advisor:
    Ratio of expenses to average net assets.................    1.06%      1.03%      1.09%            1.96% (a,c)
    Ratio of net investment loss to average net assets......   (0.76)%    (0.60)%    (0.61)%          (1.47)%(a,c)
  Ratios assuming no fees waived by advisor:
    Ratio of expenses to average net assets.................    1.06%      1.03%      1.09%            2.72%(a,c)
Portfolio turnover rate.....................................     142%       152%       185%             121%
Net assets at end of period (millions)......................  $ 37.6     $ 39.5     $ 20.3           $  2.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Capital Growth portfolio.

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE
The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF DECEMBER 31, 2001

TOTAL RETURNS:

One Year                                   -32.68%
Since inception (5/1/00)                   -41.39%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.

 COMMENTS

For the year ended December 31, 2001, the Ohio National Nasdaq-100 Index Portfolio declined (32.68)% versus the Nasdaq-100 Index decline of (32.73)% for the same period. The correlation to the index was 99.91%. One of the reasons for the high correlation was that over 10% of the Portfolio was invested in Nasdaq-100 shares. Nasdaq-100 shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq-100 Index. The Portfolio also owned shares in each of the 100 stocks in the index. The top five stock holdings, excluding Nasdaq-100 Shares, are Microsoft Corp., Intel Corp., Cisco Systems, Inc., Qualcomm Inc., and Oracle Corp. These top five positions account for roughly 23% of the total net assets of the Portfolio and are market-weighted relative to the Nasdaq-100 Index.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                  [LINE GRAPH]

                                               NASDAQ 100 INDEX PORTFOLIO
                                               (COMMENCED OPERATIONS MAY
                                                        1, 2000)                NASDAQ 100-INDEX
                                               --------------------------       ----------------
5/00                                                  $   10000                    $   10000
                                                           9852                         9828
'00                                                      6089.5                         6116
                                                        4732.78                      4781.46
'01                                                     4100.48                      4114.45

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Nasdaq-100 Shares                      16.6
 2.  Microsoft Corp.                         8.9
 3.  Intel Corp.                             5.4
 4.  Cisco Systems Inc.                      3.4
 5.  Qualcomm Inc.                           3.4
 6.  Oracle Corp.                            2.4
 7.  Amgen                                   2.1
 8.  Dell Computer Corp.                     1.9
 9.  Maxim Integrated Products
     Inc.                                    1.8
10.  Immunex Inc.                            1.6

 TOP 5 EQUITY INDUSTRIES AS OF DECEMBER 31, 2001*

                                      % of Net Assets
 1.  Electronics/Semiconductors             15.2
 2.  Computer Software                      14.2
 3.  Drugs/Biotechnology                    10.9
 4.  Telecommunications & Cellular           8.2
 5.  Networking Products                     5.0

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ADVERTISING (0.4%)
     850   *TMP Worldwide Inc. ..................  $   36,465
                                                   ----------
           APPLICATION SOFTWARE (4.0%)
   1,730   Adobe Systems Inc. ...................      53,717
   2,650   *BEA Systems Inc. ....................      40,810
   1,650   *Citrix Systems Inc. .................      37,389
   1,650   *Compuware Corp. .....................      19,454
     650   *Mercury Interactive Corp. ...........      22,087
   3,025   *PeopleSoft Inc. .....................     121,605
   3,750   *Siebel Systems Inc. .................     104,925
                                                   ----------
                                                      399,987
                                                   ----------
           AUTOMOTIVE & RELATED (0.4%)
     650   Paccar Inc. ..........................      42,653
                                                   ----------
           BROADCASTING & CABLE TV (3.5%)
   1,255   *Adelphia Communications Corp. CL A...      39,131
   2,000   *Charter Communications...............      32,860
   3,305   *Comcast Corp. CL A...................     118,980
   1,785   *Echostar Communications Corp. .......      49,034
   1,550   *PanAmSat Corp. ......................      33,914
   2,550   *USA Networks Inc. ...................      69,641
                                                   ----------
                                                      343,560
                                                   ----------
           BUSINESS SERVICES (3.7%)
   1,500   Cintas Corp. .........................      72,000
   4,100   *Concord EFS Inc. ....................     134,398
   1,737   *Fiserv Inc. .........................      73,510
   2,595   Paychex Inc. .........................      90,436
                                                   ----------
                                                      370,344
                                                   ----------
           COMPUTER SERVICES & RELATED (4.9%)
   3,660   *Apple Computer Inc. .................      80,154
   1,675   *Brocade Communications System........      55,476
   7,050   *Dell Computer Corp. .................     191,619
   1,500   *Rational Software Corp. .............      29,250
  10,495   *Sun Microsystems Inc. ...............     129,089
                                                   ----------
                                                      485,588
                                                   ----------
           COMPUTER SOFTWARE (14.2%)
     975   *Electronic Arts Inc. ................      58,451
   1,875   *Intuit Inc. .........................      80,213
  13,250   *Microsoft Corp. .....................     877,813
  16,910   *Oracle Corp. ........................     233,527
     300   *Synopsys Inc. .......................      17,721
   2,995   *Veritas Software Corp. ..............     134,266
                                                   ----------
                                                    1,401,991
                                                   ----------
           DRUGS/BIOTECHNOLOGY (10.9%)
     648   *Abgenix Inc. ........................      21,799
   3,655   *Amgen Inc. ..........................     206,288
     500   *Andrx Group..........................      35,205
   1,375   *Biogen Inc. .........................      78,856
     300   *Cephalon Inc. .......................      22,676
   1,925   *Chiron Corp. ........................      84,392
   1,750   *Genzyme Corp. .......................     104,755
     600   *Gilead Sciences Inc. ................      39,432
     890   *Human Genome Sciences Inc. ..........      30,011

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           DRUGS/BIOTECHNOLOGY (CONTINUED)
     300   *ICOS Corporation.....................  $   17,232
   1,100   *IDEC Pharmaceuticals Corp. ..........      75,823
     500   *Imclone Systems......................      23,230
   5,525   *Immunex Corp. .......................     153,098
     300   *Invitrogen Corp. ....................      18,579
   1,695   *Medimmune Inc. ......................      78,563
   1,690   *Millennium Pharmaceuticals Inc. .....      41,422
     500   *Protein Design Labs. Inc. ...........      16,400
     500   *Sepracor Inc. .......................      28,530
                                                   ----------
                                                    1,076,291
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (15.2%)
   4,000   *Altera Corp. ........................      84,880
   3,075   *Applied Materials Inc. ..............     123,308
   2,505   *Applied Micro Circuits Corp. ........      28,357
   2,550   *Atmel Corp. .........................      18,794
   1,250   *Broadcom Corp. CL A..................      51,088
   1,935   *Conexant Systems Inc. ...............      27,787
  16,835   Intel Corp. ..........................     529,461
     600   *Integrated Device Tech...............      15,954
   1,650   *KLA-Tencor Corp. ....................      81,774
   3,340   *Maxim Integrated Products Inc. ......     175,383
     800   *Microchip Technology Inc. ...........      30,992
   1,000   *Nvidia...............................      66,900
   1,000   *Novellus Systems Inc. ...............      39,450
   1,355   *PMC-Sierra Inc. .....................      28,807
     720   *Qlogic Corp. ........................      32,047
   1,420   *RF Micro Devices Inc. ...............      27,307
   1,360   *Vitesse Semiconductor Corp. .........      16,905
   3,255   *Xilinx Inc. .........................     127,108
                                                   ----------
                                                    1,506,302
                                                   ----------
           ELECTRONIC INSTRUMENTS & CONTROLS (0.7%)
     755   Molex Inc. ...........................      23,367
   2,420   *Sanmina Corp. .......................      48,158
                                                   ----------
                                                       71,525
                                                   ----------
           EDUCATION (0.4%)
     800   *Apollo Group Inc. ...................      36,008
                                                   ----------
           FOOD & RELATED (0.8%)
   3,900   *Starbucks Corp. .....................      74,295
                                                   ----------
           FORESTRY & PAPER (0.3%)
   1,750   *Smurfit-Stone Container Corp. .......      27,948
                                                   ----------
           INTERNET SERVICES (2.2%)
   1,510   *EBay Inc. ...........................     101,019
   3,140   *I2 Technologies Inc. ................      24,806
   1,405   *Verisign Inc. .......................      53,446
   2,030   *Yahoo! Inc. .........................      36,012
                                                   ----------
                                                      215,283
                                                   ----------
           MEDICAL & RELATED (1.2%)
   2,625   *Biomet Inc. .........................      81,113
     800   *Cytyc Corporation....................      20,880
     400   * Express Scripts Inc. ...............      18,704
                                                   ----------
                                                      120,697
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (0.9%)
   3,175   *Gemstar-TV Guide Intl. Inc. .........  $   87,948
                                                   ----------
           NETWORKING PRODUCTS (5.0%)
   2,915   *Ciena Corp. .........................      41,714
  18,650   *Cisco Systems Inc. ..................     337,752
   1,550   *Juniper Networks Inc. ...............      29,373
     500   *Symantec Corp. ......................      33,165
   2,485   *Network Appliance Inc. ..............      54,347
                                                   ----------
                                                      496,351
                                                   ----------
           RETAIL (2.7%)
   1,850   *Amazon.com Inc. .....................      20,017
   2,900   *Bed Bath & Beyond Inc. ..............      98,310
     600   *CDW Computer Centers.................      32,226
   1,710   *Costco Wholesale Corp. ..............      75,890
   2,275   *Staples Inc. ........................      42,543
                                                   ----------
                                                      268,986
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (8.2%)
   7,250   *ADC Telecomm Inc. ...................      33,350
   1,305   *Comverse Technology Inc. ............      29,193
   9,885   *JDS Uniphase Corp. ..................      85,802
   3,130   Linear Technology Corp. ..............     122,195
   6,930   *Nextel Communications Inc. ..........      75,953
   6,660   *Qualcomm Inc. .......................     336,330
   1,725   *Tellabs Inc. ........................      25,806
   7,680   *Worldcom Group.......................     108,134
                                                   ----------
                                                      816,763
                                                   ----------
           TOTAL U.S. COMMON STOCKS (79.6%) (COST
            $12,137,230).........................  $7,878,985
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           ISRAEL (0.7%)
           COMPUTER & RELATED (0.7%)
   1,670   *Check Point Software Technologies,
            Ltd. ................................  $   66,616
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           SINGAPORE (0.9%)
           ELECTRONICS/SEMICONDUCTORS (0.9%)
   3,800   *Flextronics Intl. Ltd. ..............  $   91,162
                                                   ----------
           SWEDEN (0.4%)
           TELECOMMUNICATIONS & CELLULAR (0.4%)
   7,150   Ericsson (LM) Tel-Sp ADR..............      37,323
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.0%)
            (COST $321,590)......................  $  195,101
                                                   ----------
           TOTAL COMMON STOCKS (81.6%) (COST
            $12,458,820).........................  $8,074,086
                                                   ----------

                                                     MARKET
 SHARES            UNIT INVESTMENT TRUST             VALUE
-------------------------------------------------------------
  42,065   *NASDAQ 100 Shares....................  $1,636,740
                                                   ----------
           TOTAL UNIT INVESTMENT TRUST (16.6%)
            (COST $1,506,560)....................  $1,636,740
                                                   ----------

  FACE                                              MARKET
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           FINANCIAL (3.6%)
$352,000   American Express 1.612% due 1/2/02...  $   351,983
                                                  -----------
           TOTAL SHORT-TERM NOTES (3.6%) (COST
            $351,983)...........................  $   351,983
                                                  -----------
           TOTAL HOLDINGS (101.8%) (COST
            $14,317,363) (a)....................  $10,062,809
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-1.8%).................     (173,563)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 9,889,246
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost basis for federal income tax purposes by $1,177,952. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $14,317,363).............  $10,062,809
  Cash......................................          361
  Receivable for fund shares sold...........       14,413
  Dividends & accrued interest receivable...          203
  Other.....................................            9
                                              -----------
    Total assets............................   10,077,795
                                              -----------
Liabilities:
  Payable for securities purchased..........      172,946
  Payable for fund shares redeemed..........          103
  Payable for investment management services
    (note 3)................................        2,952
  Other accrued expenses....................       12,548
                                              -----------
    Total liabilities.......................      188,549
                                              -----------
Net assets at market value..................  $ 9,889,246
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,411,425
  Paid-in capital in excess of par value....   13,670,018
  Accumulated net realized loss on
    investments.............................   (1,937,643)
  Net unrealized depreciation on
    investments.............................   (4,254,554)
                                              -----------
Net assets at market value..................  $ 9,889,246
                                              ===========
Shares outstanding (note 4).................    2,411,425
Net asset value per share...................  $      4.10
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2001

Investment income:
  Interest...................................  $     7,385
  Dividends..................................        3,676
                                               -----------
    Total investment income..................       11,061
                                               -----------
Expenses:
  Management fees (note 3)...................       59,469
  Custodian fees (note 3)....................        4,880
  Directors' fees (note 3)...................          200
  Professional fees..........................        7,851
  Accounting and transfer agent fees (note
    3).......................................        7,663
  Printing fees..............................        1,400
  Filing fees................................          322
  Conversion expense (note 3)................        1,360
  Other......................................           95
                                               -----------
    Total expenses...........................       83,240
                                               -----------
      Less fees waived by advisor (note 3)...      (24,378)
                                               -----------
    Net expenses.............................       58,862
                                               -----------
    Net investment loss......................      (47,801)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (1,842,160)
  Change in unrealized appreciation
    (depreciation) on investments............   (1,082,448)
                                               -----------
      Net loss on investments................   (2,924,608)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(2,972,409)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    MAY 1, 2000 TO
                                                                 YEAR ENDED          DECEMBER 31,
                                                              DECEMBER 31, 2001         2000*
                                                              -----------------     --------------
From operations:
  Net investment loss.......................................     $   (47,801)        $   (35,913)
  Realized loss on investments..............................      (1,842,160)            (95,483)
  Unrealized depreciation on investments....................      (1,082,448)         (3,172,106)
                                                                 -----------         -----------
      Net decrease in assets from operations................      (2,972,409)         (3,303,502)
                                                                 -----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................      10,598,041          13,031,924
  Paid for shares redeemed..................................      (4,305,507)         (3,159,301)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
       transactions.........................................       6,292,534           9,872,623
                                                                 -----------         -----------
         Increase in net assets.............................       3,320,125           6,569,121
Net Assets:
  Beginning of period.......................................       6,569,121                   0
                                                                 -----------         -----------
  End of period.............................................     $ 9,889,246         $ 6,569,121
                                                                 ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED           MAY 1, 2000 TO
                                                              DECEMBER 31, 2001     DECEMBER 31, 2000*
                                                              -----------------     ------------------
Per share data:
Net asset value, beginning of period........................       $  6.09               $ 10.00
Income (loss) from investment operations:
  Net investment loss.......................................         (0.02)                (0.05)
  Net realized & unrealized loss on investments.............         (1.97)                (3.86)
                                                                   -------               -------
    Total loss from investment operations...................         (1.99)                (3.91)
                                                                   -------               -------
Net asset value, end of period..............................       $  4.10               $  6.09
                                                                   =======               =======
Total return................................................        (32.68%)              (39.10%)(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................          0.74%                 1.12%(a)
  Ratio of net investment loss to average net assets........         (0.60%)               (0.86%)(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................          1.05%                 1.12%(a)
Portfolio turnover rate.....................................            58%                   36%
Net assets at end of period (millions)......................       $   9.9               $   6.6

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 18 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments and medium-term notes.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short-term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- long term capital growth by investing in equity securities with attractive growth opportunities.

   - Core Growth Portfolio -- long-term capital appreciation by investing in stocks of large, medium and small companies that have strong business momentum, earnings growth and long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated BAA or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Nasdaq-100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other portfolios, the Nasdaq-100 Index portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Provided that the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange (the "Exchange") is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Growth & Income, International Small Company, Aggressive Growth, Blue Chip, and Capital Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio, other than the Money Market Portfolio and S&P 500 Index Portfolio, may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, and each portfolio, other than the Money Market Portfolio, may (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Each Portfolio, other than the Money Market Portfolio, may invest in financial futures contracts. Futures contracts are used for the purpose of hedging its existing portfolio securities, or securities that the portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets.

   A risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. To limit the risk, a portfolio will invest only where there is an established secondary market.

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of December 31, 2001. These contracts are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are currently hedged with commercial paper and cash on deposit with broker. The futures contracts in the portfolio at December 31, 2001 are as follows:

                                                  EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO              PURCHASED                  DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------              ---------               ----------   ---------------   -----------   ------------------
    S&P 500    263 Long S&P 500 Index Contracts   March 2002     $76,565,875     ($1,005,975)     $19,457,537

   Transactions in options written during the year ended December 31, 2001 for the Growth & Income Portfolio were as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 12/31/00...........................  $  63,773         150
   Call options written........................................  $ 224,595        1180
   Call options closed or expired..............................  $(208,951)       (970)
   Call options exercised......................................  $ (79,417)       (360)
                                                                 ---------        ----
   Call options outstanding 12/31/01...........................  $       0           0
                                                                 =========        ====

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip, and Capital Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Blue Chip and Capital Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities-at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses-at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2001 certain portfolios invested in repurchase agreements in which the aggregate amounted to $37,427,356. These securities are collateralized by various GNMA and FHLMC certificates with a market value of $38,185,969. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   4(2) paper is issued pursuant to section 4(2) of the Securities Act of 1933, which exempts the issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets.

   144(A) Securities in which the Fund invests may include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144(A) securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid, unless otherwise noted.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for Federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made to increase (decrease) undistributed net investment income and accumulated net realized gain (loss) on investments with an offsetting adjustment to paid in capital in excess of par value for the following portfolios:

                                                                 UNDISTRIBUTED NET     ACCUMULATED NET
                                                                    INVESTMENT       REALIZED GAIN/ LOSS
                                                                   INCOME/ LOSS        ON INVESTMENTS
                                                                 -----------------   -------------------
   Equity Portfolio............................................      $    (417)          $   13,512
   Bond Portfolio..............................................      $ 105,843           $       --
   Omni Portfolio..............................................      $ (10,837)          $   10,837
   International Portfolio.....................................      $(869,664)          $1,180,041
   Capital Appreciation Portfolio..............................      $     638           $     (639)
   Small Cap Portfolio.........................................      $ 673,744           $      149
   International Small Company Portfolio.......................      $ (84,478)          $  173,360
   Aggressive Growth Portfolio.................................      $ 162,603           $  (50,209)
   Core Growth Portfolio.......................................      $ 199,166           $   84,832
   Growth & Income Portfolio...................................      $ 177,729           $   96,049

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 UNDISTRIBUTED NET     ACCUMULATED NET
                                                                    INVESTMENT       REALIZED GAIN/ LOSS
                                                                   INCOME/ LOSS        ON INVESTMENTS
                                                                 -----------------   -------------------
   Social Awareness Portfolio..................................      $   9,385           $      690
   Blue Chip Portfolio.........................................      $     865           $      659
   Equity Income Portfolio.....................................      $   1,059           $       --
   High Income Portfolio.......................................      $ 720,000           $       --
   Capital Growth Portfolio....................................      $ 275,470           $      854
   Nasdaq-100 Index Portfolio..................................      $  47,801           $       --

   These reclassification have no effect on net assets or net asset value per share.

   For Federal income tax purposes, the following portfolios have capital loss carryforwards as of December 31, 2001, which are available to offset future realized gains, if any:

                                                                               EXPIRATION AMOUNT BY YEAR
                                            TOTAL LOSS    -------------------------------------------------------------------
                                           CARRYFORWARD    2003      2005      2006        2007         2008         2009
                 PORTFOLIO                 ------------   -------   ------   --------   ----------   ----------   -----------
   Equity Portfolio......................  $ 6,500,258    $    --   $  --    $     --   $       --   $       --   $ 6,500,258
   Money Market Portfolio................        3,322         --      --          --          220        3,006            96
   Bond Portfolio........................      947,072     41,235   2,893     230,373       31,297      493,362       147,912
   Omni Portfolio........................    8,416,306         --      --          --           --           --     8,416,306
   International Portfolio...............   27,543,548         --      --          --           --           --    27,543,548
   Small Cap Portfolio...................   24,541,858         --      --          --           --           --    24,541,858
   International Small Company
     Portfolio...........................    4,795,969         --      --          --           --           --     4,795,969
   Aggressive Growth Portfolio...........   13,999,052         --      --          --    2,059,394    1,779,157    10,160,501
   Core Growth Portfolio.................   20,123,383         --      --          --           --           --    20,123,383
   Growth & Income Portfolio.............   20,490,636         --      --          --           --           --    20,490,636
   S&P 500 Index Portfolio...............   18,621,990         --      --          --           --      639,849    17,982,141
   Social Awareness Portfolio............    2,851,527         --      --     436,166    1,811,911           --       603,450
   Blue Chip Portfolio...................      565,072         --      --          --           --       88,688       476,384
   Equity Income Portfolio...............    2,031,596         --      --       5,714       70,595      842,992     1,112,295
   High Income Bond Portfolio............    2,120,992         --      --          --      196,803      390,607     1,533,582
   Capital Growth Portfolio..............   18,113,729         --      --          --           --    2,070,665    16,043,064
   Nasdaq-100 Index Portfolio............       35,446         --      --          --           --       35,446            --

   The Board of Directors does not intend to authorize a distribution of any realized gain for a portfolio until the capital loss carry over has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Cost for Federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                                   CAPITAL
                                                   EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                                   ------           ----            ----        -------------    ------------
   Gross unrealized:
     Appreciation.............................  $ 63,038,340     $ 1,256,423     $ 8,968,829     $ 3,275,612     $10,626,668
     Depreciation.............................   (79,876,875)     (1,709,856)     (2,855,657)     (7,718,818)     (4,761,800)
   Net Unrealized:
     Appreciation (depreciation)..............   (16,838,535)       (453,433)      6,113,172      (4,443,206)      5,864,868

                                                 SMALL        INTERNATIONAL    AGGRESSIVE         CORE           GROWTH &
                                                  CAP         SMALL COMPANY      GROWTH          GROWTH           INCOME
                                                 -----        -------------    ----------        ------          --------
   Gross unrealized:
     Appreciation...........................  $ 14,205,396     $ 1,284,495     $ 1,219,680     $2,051,750      $ 9,763,980
     Depreciation...........................   (14,331,886)     (1,126,962)     (1,426,084)      (715,726)      (5,802,620)
   Net Unrealized:
     Appreciation (depreciation)............      (126,490)        157,533        (206,404)     1,336,024        3,961,360

                                                 S&P 500          SOCIAL                         EQUITY        HIGH INCOME
                                                  INDEX          AWARENESS      BLUE CHIP        INCOME            BOND
                                                 -------         ---------      ---------        ------        -----------
   Gross unrealized:
     Appreciation............................  $ 11,816,202     $  224,980      $1,376,500      $ 672,364      $   721,079
     Depreciation............................   (26,080,361)       (78,385)       (811,776)      (595,759)      (3,610,785)
   Net Unrealized:
     Appreciation (depreciation).............   (14,264,159)       146,595         564,724         76,605       (2,889,706)

                                                  CAPITAL       NASDAQ-100
                                                  GROWTH           INDEX
                                                  -------       ----------
   Gross unrealized:
     Appreciation.............................  $ 7,093,853     $   657,388
     Depreciation.............................   (2,348,090)     (6,089,894)
   Net Unrealized:
     Appreciation (depreciation)..............    4,745,763      (5,432,506)

   The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums and accreting discounts on all debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities or accrete discounts on long-term debt securities. The effect of this accounting change had no impact on the total net assets of the Fund, but resulted in the following increases/decreases to "cost of securities", "unrealized appreciation (depreciation)", "interest income", "net realized gain (loss)" and "unrealized appreciation (depreciation) on investments".

                                                INCREASE                                                          UNREALIZED
                                              (DECREASE) IN      UNREALIZED                        NET           APPRECIATION
                                                 COST OF        APPRECIATION      INTEREST      REALIZED        (DEPRECIATION)
                   PORTFOLIO                    SECURITY*      (DEPRECIATION)*    INCOME**    GAIN (LOSS)**    ON INVESTMENT**
                   ---------                  -------------    ---------------    --------    -------------    ----------------
   Bond.....................................    $104,851          $(104,851)      $ 11,878      $(134,003)        $ 122,125
   High Income Bond.........................    $681,457          $(681,457)      $257,623      $(119,327)        $(138,296)
   Growth & Income..........................    $137,710          $(137,710)      $438,039      $(450,548)        $  12,509
   Omni.....................................    $(99,730)         $  99,730       $ 39,775      $  (4,739)        $ (35,036)

    * Cumulative effect of accounting change based on securities held as of December 31, 2000.

   ** Effect of accounting change for the year ended December 31, 2001.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $106,132,616     $25,905,174     $118,059,866    $181,108,819     $124,265,149
     Sales..............................    69,227,993       4,687,724      133,932,844     181,858,501      105,537,824
   U.S. Government Obligations:
     Purchases..........................            --       1,475,391        5,889,531              --               --
     Sales..............................            --              --        7,993,281              --               --

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $127,498,970     $48,871,940     $ 22,823,581    $ 45,290,152     $408,498,675
     Sales..............................   131,498,680      51,336,255       18,729,548      46,118,091      410,441,800
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            S&P 500          SOCIAL                         HIGH INCOME        EQUITY
                                             INDEX          AWARENESS       BLUE CHIP          BOND            INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $ 26,694,512     $ 3,427,604     $  5,185,945    $  8,164,248     $ 10,863,364
     Sales..............................    10,002,741       3,455,815        2,371,546       5,967,089        8,739,676
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            CAPITAL        NASDAQ-100
                                             GROWTH           INDEX
                                          ------------    -------------
   Stocks & Bonds:
     Purchases..........................  $ 55,444,468     $10,641,135
     Sales..............................    48,559,892       4,501,919
   U.S. Government Obligations:
     Purchases..........................            --              --
     Sales..............................            --              --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of Ohio National Life Insurance Company ("ONLIC"), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap and Aggressive Growth Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond, Nasdaq-100 Index and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio and the International Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25% and 0.85%, respectively. In addition, effective April 5, 2001 the advisor began waiving any fees in excess of 0.35% in the Nasdaq-100 Index Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Capital Appreciation, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Equity Income, Blue Chip, High Income Bond, International, International Small Company, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management, Inc. ("FAM"), Janus Capital Corporation ("Janus"), Pilgrim Baxter & Associates, Ltd. ("PBA"), RS Investments LLC ("RSI"), Federated Investment Counseling ("FIC"), Federated Investment Management Corp. ("Federated Global"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) Jennison receives from ONI a fee at an annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million and 0.20% of average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.55% of the first $150 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) Janus receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio;
   (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (e) RSI receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Capital Growth Portfolio; (f) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio; (g) Federated Global receives (I) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 3, 2000 Jennison replaced T. Rowe Price as the sub-advisor for the Capital Appreciation Portfolio and Janus replaced Strong Capital Management, Inc. as the sub-adviser for the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Fund. Effective February 1, 2001 Firstar Mutual Fund Services, LLC also replaced American Data Services, Inc. as the Fund's accounting agent for all the portfolios except the International and International Small Company Portfolios. The Fund has incurred conversion costs as a result of these changes. The Fund's custodian agent for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended December 31, 2001 and the year ended December 31, 2000 were as follows:

                                                        EQUITY                MONEY MARKET                 BOND
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/30/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............  2,654,410   2,605,688   88,257,218   50,190,660   3,131,877     603,355
   Capital shares issued on reinvested
     dividends.................................     46,257     847,435      381,014      411,338     278,384     175,889
   Capital shares redeemed.....................  1,189,084   1,245,055   79,117,236   49,724,728     751,136     560,345

                                                         OMNI                 INTERNATIONAL        CAPITAL APPRECIATION
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    296,592     239,404   25,212,508    4,267,426   2,340,827     519,625
   Capital shares issued on reinvested
     dividends.................................    150,638   1,688,643           --    3,111,276     668,619     620,429
   Capital shares redeemed.....................  1,902,950   1,754,310   25,762,913    4,902,619     617,624   1,210,564

                                                       SMALL CAP           INT'L SMALL COMPANY       AGGRESSIVE GROWTH
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    714,866     904,408    5,129,034    2,347,975     682,425   1,049,634
   Capital shares issued on reinvested
     dividends.................................         --   1,504,593           --      138,272      35,568          --
   Capital shares redeemed.....................  1,125,606     581,342    5,419,877    2,069,442     554,586     224,037

                                                      CORE GROWTH            GROWTH & INCOME           S&P 500 INDEX
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............    687,088   1,068,107      847,142    1,329,604   2,289,444   2,408,428
   Capital shares issued on reinvested
     dividends.................................     26,747     474,790      115,729    1,033,467     328,483     558,686
   Capital shares redeemed.....................  1,122,190     336,015      868,940      513,050   1,819,975   1,465,550

                                                   SOCIAL AWARENESS             BLUE CHIP              EQUITY INCOME
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............     49,588      82,738      542,519      329,216     516,998     540,329
   Capital shares issued on reinvested
     dividends.................................         --          --        5,907        5,825      14,598       7,682
   Capital shares redeemed.....................     62,857      99,300      289,751       38,498     309,137      53,491

                                                      HIGH INCOME            CAPITAL GROWTH          NASDAQ-100 INDEX
                                                 ---------------------   -----------------------   ---------------------
                                                   YEAR        YEAR         YEAR         YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED
                                                 12/31/01    12/31/00     12/31/01     12/31/00    12/31/01    12/31/00*
                                                 ---------   ---------   ----------   ----------   ---------   ---------
   Capital shares issued on sales..............  1,140,210     457,486    3,635,388    1,693,102   2,344,528   1,412,257
   Capital shares issued on reinvested
     dividends.................................    270,539     107,197           --          680          --          --
   Capital shares redeemed.....................  1,044,415     110,946    3,419,145      509,969   1,011,884     333,476

---------------

* For the period beginning May 1, 2000.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 40,000,000 are unallocated at this time.

                    END OF NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS (UNAUDITED)

NAME, ADDRESS, AGE, POSITION(S) HELD WITH FUND
AND LENGTH OF SERVICE AS AN OHIO NATIONAL
INVESTMENTS, INC. DIRECTOR                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   OTHER DIRECTORSHIPS HELD BY DIRECTORS
----------------------------------------------  -------------------------------------------   --------------------------------------
Ronald L. Benedict                              Corporate Vice President, Counsel and         Secretary of the Advisor
One Financial Way                               Secretary, ONLI
Cincinnati, Ohio
60, Secretary and Director since
March 1975
James E. Bushman                                Director, President & CEO, Cast -- Fab        Director, The Midland Company, Hilltop
3040 Forrer Street                              Technologies Inc.                             Basic Resources, Inc., Littleford
Cincinnati, Ohio                                                                              Group, Inc., Portman Equipment Co.,
57, Director, Member of Audit                                                                 Rotex, Inc., Steinhauser Printing Co.,
and Independent Directors                                                                     Ante Investments, Inc., Carlisle
Committees since March 2000                                                                   Construction Co., Inc., EGC
                                                                                              Constructions Co., Inc., Factory Power
                                                                                              Co. and Security Systems Equipment
                                                                                              Corp.
Ross Love                                       Director, President & CEO, Blue Chip          Trustee, Health Alliance of Greater
615 Windings Way                                Enterprises LTD.                              Cincinnati; Director, Partnership for
Cincinnati, Ohio                                                                              a Drug Free America (Chairman of
56, Director, Member of Audit                                                                 African-American Task Force); Advisory
and Independent Directors                                                                     Board, Syracuse University School of
Committees since March 1977                                                                   Management; Director, Association of
                                                                                              National Advertisers.
John J. Palmer                                  Executive Vice President, Strategic
One Financial Way                               Initiatives, ONLI.
Cincinnati, Ohio
63, President & Director since
July 1997
George M. Vredeveld                             Professor of Economics, University of         Director of Center for Economic
University of Cincinnati                        Cincinnati                                    Education; Private Consultant;
P.O. Box 210223 Cincinnati, Ohio                                                              Director of Benchmark Savings Bank
59, Director, Member of Audit
and Independent Directors
Committees since March 1996

   Each Director listed above is also a Director of ONE Fund, Inc. and Manager of Dow(SM) Target Variable Fund LLC. They are responsible for all of the portfolios of the respective funds.

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of the Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, and Nasdaq-100 Index Portfolio (collectively, the Portfolios), including the schedules of investments, as of December 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios as of December 31, 2001, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 18, 2002

                            OHIO NATIONAL FUND, INC.

                                    Form N-1A


                                     PART C.


                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS


The following audited financial statements are included by reference in Part B of this registration statement:


              Statements of Assets and Liabilities as of December 31, 2001

              Statements of Operations for the Year or Periods Ended December 31, 2001

              Statements of Changes in Net Assets for the Years Ended December 31, 2001 and 2000

              Schedule of Investments at December 31, 2001 -- Equity Portfolio

              Schedule of Investments at December 31, 2001 -- Money Market Portfolio

              Schedule of Investments at December 31, 2001 -- Bond Portfolio

              Schedule of Investments at December 31, 2001 -- Omni Portfolio

              Schedule of Investments at December 31, 2001 -- International Portfolio

              Schedule of Investments at December 31, 2001 -- Capital Appreciation Portfolio


              Schedule of Investments at December 31, 2001 -- Discovery (formerly Small Cap) Portfolio


              Schedule of Investments at December 31, 2001 -- International Small Company Portfolio

              Schedule of Investments at December 31, 2001 -- Aggressive Growth Portfolio

              Schedule of Investments at December 31, 2001 -- Core Growth Portfolio

              Schedule of Investments at December 31, 2001 -- Growth & Income Portfolio

              Schedule of Investments at December 31, 2001 -- S&P 500 Index Portfolio

              Schedule of Investments at December 31, 2001 -- Social Awareness Portfolio

              Schedule of Investments at December 31, 2001 -- High Income Bond Portfolio

              Schedule of Investments at December 31, 2001 -- Equity Income Portfolio

              Schedule of Investments at December 31, 2001 -- Blue Chip
              Portfolio

              Schedule of Investments at December 31, 2001 -- Capital Growth Portfolio

              Schedule of Investments at December 31, 2001 -- Nasdaq-100 Index Portfolio

              Notes to Financial Statements for December 31, 2001


              Independent Auditors' Report of KPMG LLP dated February 18, 2002

The following audited financial information is included in Part A of this registration statement:


              Financial Highlights (Five years ended December 31, 2001)

Written Consents of the Following Persons:


              KPMG LLP


              Ronald L. Benedict, Esq. as Legal Counsel to the Registrant

              Jones & Blouch L.L.P. as Legal Counsel to the Registrant

Exhibits:


(d)(3) Subadvisory Agreement dated April 3, 2002 (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC

              (d)(5) Subadvisory Agreement dated May 1, 2002, (for the Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC.


All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

              (a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.

              (a)(1) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.

              (a)(2) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.

              (a)(3) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.


              (a)(4) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (a)(5) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.

              (b) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.

              (c)(1) Specimen of certificated securities of the Registrant's International Portfolio was filed as Exhibit (4) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (c)(2) Specimen of certificated securities of the Registrant's Capital Appreciation Portfolio was filed as Exhibit
                        (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(3) Specimen of certificated securities of the Registrant's Small Cap Portfolio was filed as Exhibit (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(4) Specimens of certificated securities of the Registrant's Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (c)(5) Specimens of certificated securities of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant's Form N-1A, Post-effective Amendment no.
                        32, on October 21, 1996.

              (c)(6) Specimen of certificated securities of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (c)(6) of the Registrant's Form N-1A, Post-effective
                        Amendment no. 39, on February 4, 2000.

              (d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit (5)(a)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998.

               (d)(1) Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC dated January 3, 2000 was filed as Exhibit (d)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (d)(2) Sub-Advisory Agreement dated April 1, 1998 (for the Small Cap Portfolio) between Ohio National Investments, Inc. and Founders Asset Management LLC was filed as Exhibit (5)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 with an amendment filed as Exhibit (d)(2)(i) under Post-effective Amendment no. 37 on February 25, 1999.

              (d)(3) Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Corporation dated January 19, 2000 was filed as Exhibit (d)(3) of the Registrant's Form N-1A, Post-effective Amendment No. 39, on February 4, 2000.

              (d)(4) Sub-Advisory Agreement (for the Core Growth Portfolio) between Ohio National Investments, Inc. and Pilgrim Baxter & Associates, Ltd., date January 3, 1997 was filed as Exhibit no. (5)(f) of the Registrant's
                        Form N-1A, Post-effective Amendment no. 32, on
                        October 21, 1996 with an amendment filed as Exhibit
                        (d)(4)(i) under Post-effective Amendment no. 37 on February 25, 1999.


              (d)(6) Sub-Advisory Agreement dated May 1, 1998 (for the High Income Bond, Equity Income and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.

              (d)(7) Subadvisory Agreement (for the International and International Small Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. was filed as Exhibit (d)(7) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.
              (d)(8) Subadvisory Agreement (for the Growth & Income and Capital Growth Portfolios) between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. was filed as Exhibit no. (d)(8) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.


              (g) Custody Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit
                        (8)(a)(i) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (h)(1) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(2) Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(2) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

              (h)(4) Master Repurchase Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(5) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.

              (h)(6) Joint Insured Agreement among the Registrant, ONE Fund, Inc., Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (i)(1) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio was filed as Exhibit (10) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit no. (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (i)(4) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

              (i)(5) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (i)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (j)(1) Investment letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

              (j)(2) Investment letters for the initial subscriptions of capital stock of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (j)(3) Investment letter for the initial subscription of stock of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit
                        (13)(b) of the Registrant's Form N-1A Post-effective Amendment no. 33, on April 25, 1997.



              (j)(4) Investment letter for the initial subscription of stock of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (13)(c) of the Registrant's Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.

              (j)(5) Investment letter for the initial subscription of stock of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (j)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (p) Registrant's Code of Ethics was filed as Exhibit (p) of the Registrant's Form N-1A, Post-effective Amendment No. 40, on April 26, 2000.

PERSONS UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                                     Jurisdiction                % Owned
The Ohio National Life Insurance Company                     Ohio                     100%

OnFlight, Inc.                                               Ohio                     100%
(aviation)

ON Global Holdings, Inc.                                     Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                           Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                                          Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                               Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation                     Ohio                     100%

Ohio National Equities, Inc.                                 Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                              Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                                Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                                        Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                                     Maryland      (more than) 90%
(registered investment company

ONE Fund, Inc.                                               Maryland      (more than) 10%
(registered investment company)

Dow Target Variable Fund LLC                                 Ohio                     100%
(registered investment company)


The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                           Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.                         Indiana                  100%

Ohio National Insurance Agency of Alabama, Inc.              Alabama                  100%

Ohio National Insurance Agency of Massachusetts, Inc.        Massachusetts            100%

Ohio National Insurance Agency of North Carolina, Inc.       North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.

NUMBER OF HOLDERS OF SECURITIES


As of April 1, 2002, the securities of the Registrant were held as follows:




        Title of Class                          Number of Record Holders
        --------------                          ------------------------
        Equity                                              5
        Money Market                                        5
        Bond                                                5
        Omni                                                5
        International                                       5
        Capital Appreciation                                5
        Small Cap                                           5
        International Small Company                         5
        Aggressive Growth                                   5
        Core Growth                                         5
        Growth & Income                                     5
        S&P 500 Index                                       5
        Social Awareness                                    5
        Capital Growth                                      5
        High Income Bond                                    5
        Equity Income                                       5
        Blue Chip                                           5
        Nasdaq-100 Index                                    5
        Bristol                                             0
        Bryton Growth                                       0


INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS

Information related to the Registrant's investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant's portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser                          File No.
--------------------------------                          --------

Ohio National Investments, Inc.                           801-51396

Federated Global Investment Management Corp.              801-49470

Federated Investment Counseling                           801-34611

Jennison Associates LLC                                   801-05608

Founders Asset Management LLC                             801-55220


Janus Capital Management LLC                              801-13991


Pilgrim Baxter & Associates, Ltd.                         801-48872


RS Investment Management Co. LLC                          801-29888


Legg Mason Funds Management, Inc.                         801-16958

Suffolk Capital Management, LLC                           801-60808

PRINCIPAL UNDERWRITERS

Not Applicable


LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)           Journals and other records of original entry:

                 For those portfolios other than the International and International Small Company Portfolios:


                 U.S. Bank, N.A.
                 425 Walnut Street
                 Cincinnati, Ohio  45202


              and

                 U.S. Bancorp Fund Services ("Fund Services")
                 615 East Michigan Street
                 Milwaukee, Wisconsin 53202

                 For the International and International Small Company
                 Portfolios:


                 State Street Bank and Trust Company
                 ("State Street")
                 801 Pennsylvania Street
                 Kansas City, Missouri  64105

(b)           General and auxiliary ledgers:

                 Fund Services and State Street

(c)           Securities records for portfolio securities:

                 Fund Services and State Street

(d)           Corporate charter (Articles of Incorporation), By-Laws and Minute
              Books:

                 Ronald L. Benedict, Secretary
                 Ohio National Fund, Inc.
                 One Financial Way
                 Montgomery, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 Fund Services and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser


MANAGEMENT SERVICES

Not Applicable


UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Ohio National Fund, Inc. has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 12th day of April, 2002.


                                       OHIO NATIONAL FUND, INC.


                                       By   /s/John J. Palmer
                                         ------------------------------
                                         John J. Palmer, President


Attest   /s/Ronald L. Benedict
       --------------------------------
          Ronald L. Benedict, Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                      Date
---------                         -----                                      ----
/s/John J. Palmer
-------------------------          President and Director                April 12, 2002
John J. Palmer                    (Principal Executive Officer)


/s/Dennis R. Taney
-------------------------         Treasurer (Principal Financial         April 12, 2002
Dennis R. Taney                   and Accounting Officer)


/s/Ronald L. Benedict
-------------------------         Director                               April 12, 2002
Ronald L. Benedict


/s/James E. Bushman
-------------------------         Director                               April 12, 2002
James E. Bushman


/s/Ross Love
-------------------------         Director                               April 12, 2002
Ross Love


/s/George M. Vredeveld
-------------------------         Director                               April 12, 2002
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS


                                                                                          Page Number in
Exhibit                                                                                Sequential Numbering
Number               Description                                                       System Where Located
------               -----------                                                       --------------------
                     Consent of KPMG LLP

                     Consent of Ronald L. Benedict, Esq.

                     Consent of Jones & Blouch L.L.P.



Exhibits:


(d)(3) Subadvisory Agreement dated April 3, 2002, (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC

(d)(5)               Subadvisory Agreement dated May 1, 2002, (for the
                     Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC

                                    CONSENTS

                          INDEPENDENT AUDITORS' CONSENT





To the Board of Directors of
     Ohio National Fund, Inc.:

We consent to the use of our report for the Ohio National Fund, Inc. dated February 18, 2002, incorporated by reference herein, and to the use our name under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information in Post-Effective Amendment No. 43 to File No. 2-67464.



/s/ KPMG, LLP
Columbus, Ohio
April 12, 2002

                                  [Letterhead]

                                                               April 12, 2002

The Board of Directors
Ohio National Fund, Inc.
One Financial Way
Montgomery, Ohio 45242

Re: Ohio National Fund, Inc. Registration Statement
        File Nos. 2-67464  and 811-3015
        Post-effective Amendment no. 43

Ladies and Gentlemen:

As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above-captioned post-effective amendment to the registrant's Form N-1A meets all the requirements for effectiveness pursuant to Paragraph (b) of that Rule. Having reviewed this amendment, the undersigned legal counsel to the registrant hereby confirms that the amendment does not contain any material that would render it ineligible to become effective pursuant to paragraph (b).


The amendment is being made to up-date financial date, conform the prospectus and Statement of Additional Information to changes requested by our reviewer, Rebecca A. Marquigny, Esq., and make other nonmaterial changes.


The undersigned hereby consents to the use of my name under the caption of "Legal Counsel" in the registration statement on Form N-lA of the above captioned registrant.


                                                  Sincerely,

                                                  /s/ Ronald L. Benedict
                                                  ----------------------
                                                  Ronald L. Benedict
                                                  Secretary and Legal Counsel

RLB/nh

                             Jones & Blouch  L.L.P.
                                 Suite 410-East
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500

                               April 12, 2002

Board of Directors
Ohio National Fund, Inc.
One Financial Way
Cincinnati, OH 45242

    Re:   Ohio National Fund, Inc.
          Registration Statement on Form N-1A
          File No. 2-67464
          -----------------------------------

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 43 under the Securities Act of 1933 to the Registration Statement for Ohio National Fund, Inc. (File No. 2-67464).

                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                            --------------------
                                            Jones & Blouch L.L.P.